UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

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of the Securities Exchange Act of 1934

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PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST
PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM INVESTORS FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW OPPORTUNITIES FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM RETIREMENTREADY® FUNDS
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM VARIABLE TRUST
PUTNAM VISTA FUND
PUTNAM VOYAGER FUND

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(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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Vote today

Please vote on matters affecting
your investment in the Putnam funds.

Your prompt response to this proxy statement is important.

Three ways to vote

Online
proxyweb.com/Putnam

Phone
1-888-221-0697

Mail
Sign and return the enclosed voting card

A world of investing.™

Putnam INVESTMENTS

A message from Putnam Investments and
the Board of Trustees of the Putnam Funds

Dear Fellow Shareholder:

We are writing to ask you for your vote on important matters affecting your investment in the Putnam Funds. The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Please vote today on the following proposals:

1. Election of Trustees (pages 4–11) The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. We recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees (pages 12–20) As a Putnam fund shareholder, you typically pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. New management contracts are being proposed for virtually all funds that include the following fee changes:

»» Lower management fees The changes will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

»» Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

»» Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund Each of these equity funds will have performance fees reflecting the strength or weakness of the fund’s investment performance. Management fees for these funds will decline from their standard fee if the funds underperform their benchmarks and will rise if the funds outperform.

We recommend you vote for the proposed new management contracts.

3. Updating investment restrictions of certain funds (pages 20–25) Several different fund-specific proposals are included in this section. All involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. We recommend you vote to update and standardize these investment restrictions.

4. Modernizing trust provisions of certain funds (pages 25–26) The organizational, or “trust,” documents established many years ago for a small number of Putnam funds differ from those of most Putnam funds today. We recommend you vote to modernize these trust provisions.

Shareholders of two funds will also be asked to vote on a shareholder-submitted proposal.

Please vote today

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

We appreciate your attention to these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-866-451-3787 or contact your financial advisor.

Sincerely yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

Vote today

Please vote on matters affecting your investment in the Putnam funds.

Your prompt response to this proxy statement is important.

Three ways to vote

See enclosed voting card for instructions.

Online

Phone

Mail

A world of investing.™

Putnam INVESTMENTS

A message from Putnam Investments and
the Board of Trustees of the Putnam Funds

Dear Fellow Shareholder:

We are writing to ask you for your vote on important matters affecting your investment in the Putnam Funds. The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Please vote today on the following proposals:

1. Election of Trustees (pages 4–11) The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. We recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees (pages 12–20) As a Putnam fund shareholder, you typically pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. New management contracts are being proposed for virtually all funds that include the following fee changes:

» Lower management fees The changes will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

» Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

» Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund Each of these equity funds will have performance fees reflecting the strength or weakness of the fund’s investment performance. Management fees for these funds will decline from their standard fee if the funds underperform their benchmarks and will rise if the funds outperform.

We recommend you vote for the proposed new management contracts.

3. Updating investment restrictions of certain funds (pages 20–25) Several different fund-specific proposals are included in this section. All involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. We recommend you vote to update and standardize these investment restrictions.

4. Modernizing trust provisions of certain funds (pages 25–26) The organizational, or “trust,” documents established many years ago for a small number of Putnam funds differ from those of most Putnam funds today. We recommend you vote to modernize these trust provisions.

Shareholders of two funds will also be asked to vote on a shareholder-submitted proposal.

Please vote today

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

We appreciate your attention to these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-866-451-3787 or contact your financial advisor.

Sincerely yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

Table of contents

Notice of a Special Meeting of Shareholders	1

Trustees’ Recommendations	4

Proposal 1: Election of Trustees	4

Proposal 2: Proposed New Management Contract	12

Proposal 3.A.: Fundamental Investment Restriction
Amendment – Commodities	20

Proposal 3.B.: Fundamental Investment Restriction
Amendment – Diversification	22

Proposal 3.C.: Fundamental Investment Restriction
Amendment – Acquisition of Voting Securities	23

Proposal 3.D.: Fundamental Investment Restriction
Amendment – Borrowing	23

Proposal 3.E.: Fundamental Investment Restriction
Amendment – Making Loans	24

Proposal 4.A.: Declaration of Trust Amendment –
Duration of Trust	25

Proposal 4.B.: Declaration of Trust Amendment –
Redemption at Option of Trust	26

Proposal 5: Shareholder Proposal	26

Further Information About Voting and the
Special Meeting	28

Fund Information	31

Appendix A — Number of Shares Outstanding as of
the Record Date	A-1

Appendix B — Dollar Range and Number of Shares
Beneficially Owned	B-1

Appendix C — Trustee Compensation Table	C-1

Appendix D — Forms of Proposed
Management Contract	D-1

Appendix E — Current Fee Schedule	E-1

Appendix F — Proposed Fee Schedules	F-1

Appendix G — Proposed Benchmarks	G-1

Appendix H — Funds Proposed to Change to
Monthly Management Fees	H-1

Appendix I — Description of Contract
Approval Process	I-1

Appendix J — Management Contracts: Terms,
Dates, and Approvals	J-1

Appendix K — Comparative Expense Tables	K-1

Appendix L — Comparison of Management Fees	L-1

Appendix M — Current Fundamental Investment
Restrictions with Respect to Investments
in Commodities	M-1

Appendix N — Current Fundamental Investment
Restrictions with Respect to Diversification
of Investments	N-1

Appendix O — Current Fundamental Investment
Restrictions with Respect to Borrowing	O-1

Appendix P — Current Declaration of Trust Provisions
with Respect to the Duration of the Trust	P-1

Appendix Q — Independent Public Accountants	Q-1

Appendix R — Other Similar Funds Advised by
Putnam Management	R-1

Appendix S — Payments to Putnam Management
and its Affiliates	S-1

Appendix T — 5% Beneficial Ownership	T-1

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 1-866-451-3787 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 19, 2009.

The proxy statement is available at
https://www.proxyweb.com/Putnam.

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO
PUTNAM ASSET ALLOCATION: CONSERVATIVE
PORTFOLIO
PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
PUTNAM ABSOLUTE RETURN 100 FUND
PUTNAM ABSOLUTE RETURN 300 FUND
PUTNAM ABSOLUTE RETURN 500 FUND
PUTNAM ABSOLUTE RETURN 700 FUND
PUTNAM ASIA PACIFIC EQUITY FUND
PUTNAM ASSET ALLOCATION: EQUITY PORTFOLIO
PUTNAM CAPITAL SPECTRUM FUND
PUTNAM EMERGING MARKETS EQUITY FUND
PUTNAM EQUITY SPECTRUM FUND
PUTNAM FLOATING RATE INCOME FUND
PUTNAM GLOBAL CONSUMER FUND
PUTNAM GLOBAL ENERGY FUND
PUTNAM GLOBAL FINANCIALS FUND
PUTNAM GLOBAL INDUSTRIALS FUND
PUTNAM GLOBAL TECHNOLOGY FUND
PUTNAM GLOBAL TELECOMMUNICATIONS FUND
PUTNAM INCOME STRATEGIES FUND
PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
PUTNAM MONEY MARKET LIQUIDITY FUND
PUTNAM SMALL CAP GROWTH FUND
THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST
PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM CAPITAL OPPORTUNITIES FUND
PUTNAM GROWTH OPPORTUNITIES FUND
PUTNAM INTERNATIONAL CAPITAL
OPPORTUNITIES FUND

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
PUTNAM MID CAP VALUE FUND
PUTNAM RESEARCH FUND
PUTNAM SMALL CAP VALUE FUND
PUTNAM INVESTORS FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW OPPORTUNITIES FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM RETIREMENTREADY® FUNDS
PUTNAM RETIREMENTREADY 2010 FUND
PUTNAM RETIREMENTREADY 2015 FUND
PUTNAM RETIREMENTREADY 2020 FUND
PUTNAM RETIREMENTREADY 2025 FUND
PUTNAM RETIREMENTREADY 2030 FUND
PUTNAM RETIREMENTREADY 2035 FUND
PUTNAM RETIREMENTREADY 2040 FUND
PUTNAM RETIREMENTREADY 2045 FUND
PUTNAM RETIREMENTREADY 2050 FUND
PUTNAM RETIREMENTREADY MATURITY FUND
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM AMT-FREE MUNICIPAL FUND
PUTNAM TAX-FREE HIGH YIELD FUND
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM VARIABLE TRUST
PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
PUTNAM VT CAPITAL OPPORTUNITIES FUND
PUTNAM VT DIVERSIFIED INCOME FUND
PUTNAM VT EQUITY INCOME FUND
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
PUTNAM VT GLOBAL EQUITY FUND
PUTNAM VT GLOBAL HEALTH CARE FUND
PUTNAM VT GLOBAL UTILITIES FUND
PUTNAM VT GROWTH AND INCOME FUND
PUTNAM VT GROWTH OPPORTUNITIES FUND
PUTNAM VT HIGH YIELD FUND
PUTNAM VT INCOME FUND
PUTNAM VT INTERNATIONAL EQUITY FUND
PUTNAM VT INTERNATIONAL GROWTH AND
INCOME FUND
PUTNAM VT INTERNATIONAL NEW
OPPORTUNITIES FUND
PUTNAM VT INVESTORS FUND
PUTNAM VT MID CAP VALUE FUND
PUTNAM VT MONEY MARKET FUND

PUTNAM VT NEW OPPORTUNITIES FUND
PUTNAM VT RESEARCH FUND
PUTNAM VT SMALL CAP VALUE FUND
PUTNAM VT VISTA FUND
PUTNAM VT VOYAGER FUND
PUTNAM VISTA FUND
PUTNAM VOYAGER FUND

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

A Special Meeting of Shareholders of your fund will be held on November 19, 2009 at 11:00 a.m., Boston time, at the principal offices of the funds on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

1. Electing Trustees;

2. Approving a proposed new management contract for most funds;

3.A. Approving an amendment to certain funds’ fundamental investment restrictions with respect to investments in commodities;

3.B. Approving an amendment to certain funds’ fundamental investment restrictions with respect to diversification of investments;

3.C. Approving an amendment to certain funds’ fundamental investment restrictions with respect to the acquisition of voting securities;

3.D. Approving an amendment to certain funds’ fundamental investment restrictions with respect to borrowing;

3.E. Approving an amendment to certain funds’ fundamental investment restrictions with respect to making loans;

4.A. Approving an amendment to certain funds’ agreements and declarations of trust with respect to the duration of the trust;

4.B. Approving an amendment to certain funds’ agreements and declarations of trust with respect to redemption at the option of the trust; and

5. Considering a shareholder proposal for two funds requesting that the Board institute procedures to prevent the funds from holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.

By Judith Cohen, Clerk, and by the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman

Ravi Akhoury	Kenneth R. Leibler
Charles B. Curtis	Robert E. Patterson
Robert J. Darretta	George Putnam, III
Myra R. Drucker	Robert L. Reynolds
Paul L. Joskow	W. Thomas Stephens
Elizabeth T. Kennan	Richard B. Worley

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions via the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided.

September 14, 2009

The following table indicates which proposals are being considered by shareholders of each fund.

Proposal	Proposal Description	Affected Funds	Page

1.	Election of Trustees	All funds	4

2.	Approving a proposed new management contract	All funds* except Putnam RetirementReady® Funds and Putnam	12
	for most funds	Money Market Liquidity Fund
		*As described in more detail in Proposal 2, shareholders of the
		following funds:
		Putnam Asia Pacific Equity Fund
		Putnam Emerging Markets Equity Fund
		Putnam Europe Equity Fund
		Putnam Global Equity Fund
		Putnam Growth Opportunities Fund
		Putnam International Capital Opportunities Fund
		Putnam International Equity Fund
		Putnam International Growth and Income Fund
		Putnam International New Opportunities Fund
		Putnam New Opportunities Fund
		Putnam Small Cap Growth Fund
		Putnam Vista Fund
		Putnam Voyager Fund

		are being asked to approve a proposed new management contract
		that includes both Fund Family breakpoints and performance fees.
		In addition, shareholders of these 13 funds also are being asked to
		approve proposed new management contracts that have each, but not
		both, Fund Family breakpoints and performance fees separately. The
		Trustees recommend that shareholders of these funds vote FOR each
		of the three alternatives, but intend to implement a new management
		contract that includes both Fund Family breakpoints and performance
		fees if that alternative is approved by shareholders.

Proposal	Proposal Description	Affected Funds	Page

3.A.	Approving an amendment to certain funds’	Putnam Absolute Return 100 Fund	20
	fundamental investment restrictions with respect	Putnam Absolute Return 300 Fund
	to investments in commodities	Putnam Absolute Return 500 Fund
		Putnam Absolute Return 700 Fund
		Putnam Asia Pacific Equity Fund
		Putnam Asset Allocation: Balanced Portfolio
		Putnam Asset Allocation: Conservative Portfolio
		Putnam Asset Allocation: Equity Portfolio
		Putnam Asset Allocation: Growth Portfolio
		Putnam Capital Spectrum Fund
		Putnam Emerging Markets Equity Fund
		Putnam Equity Spectrum Fund
		Putnam Global Consumer Fund
		Putnam Global Energy Fund
		Putnam Global Financials Fund
		Putnam Global Health Care Fund
		Putnam Global Industrials Fund
		Putnam Global Natural Resources Fund
		Putnam Global Technology Fund
		Putnam Global Telecommunications Fund
		Putnam Global Utilities Fund
		Putnam Income Strategies Fund
		Putnam VT Global Asset Allocation Fund
		Putnam VT Global Health Care Fund
		Putnam VT Global Utilities Fund

3.B.	Approving an amendment to certain funds’	Putnam Europe Equity Fund	22
	fundamental investment restrictions with respect	Putnam Global Utilities Fund
	to diversification of investments	Putnam Growth Opportunities Fund
		Putnam International Capital Opportunities Fund
		Putnam International Equity Fund
		Putnam New Opportunities Fund

3.C.	Approving an amendment to certain funds’	Putnam Global Natural Resources Fund	23
	fundamental investment restrictions with respect	Putnam Global Utilities Fund
	to the acquisition of voting securities

3.D.	Approving an amendment to certain funds’	Putnam Europe Equity Fund	23
	fundamental investment restrictions with respect	Putnam Global Natural Resources Fund
	to borrowing	Putnam Growth Opportunities Fund
		Putnam International Capital Opportunities Fund
		Putnam International Equity Fund
		Putnam New Jersey Tax Exempt Income Fund
		Putnam New Opportunities Fund
		Putnam Vista Fund

3.E.	Approving an amendment to certain funds’	Putnam Europe Equity Fund	24
	fundamental investment restrictions with respect	Putnam Global Natural Resources Fund
	to making loans	Putnam Growth Opportunities Fund
		Putnam International Capital Opportunities Fund
		Putnam International Equity Fund
		Putnam New Jersey Tax Exempt Income Fund
		Putnam New Opportunities Fund
		Putnam Vista Fund

4.A.	Approving an amendment to certain funds’	The Putnam Fund for Growth and Income	25
	agreements and declarations of trust with respect	The George Putnam Fund of Boston
	to the duration of the trust	Putnam Money Market Fund
		Putnam Tax Exempt Income Fund

4.B.	Approving an amendment to certain funds’	The Putnam Fund for Growth and Income	26
	agreements and declarations of trust with respect	The George Putnam Fund of Boston
	to redemption at the option of the trust

5.	Considering a shareholder proposal for two funds	Putnam Asset Allocation: Growth Portfolio	26
	requesting that the Board institute procedures	Putnam Voyager Fund
	to prevent the funds from holding investments
	in companies that, in the judgment of the Board,
	substantially contribute to genocide or crimes
	against humanity

Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-866-451-3787, or call your financial advisor.

When you record your voting instructions via the Internet or telephone, or when you complete and sign your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

Who is asking for your proxy?

Your proxy is being solicited by the Trustees of the Putnam funds for use at the Special Meeting of Shareholders of each fund to be held on November 19, 2009 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of a Special Meeting of Shareholders (see previous pages). The Notice of a Special Meeting of Shareholders, the enclosed proxy card and this proxy statement are being mailed on or about September 14, 2009.

How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees recommend that you vote FOR all proposals except Proposal 5.

Please see the table beginning on page 2 for a list of the affected funds for each proposal.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on August 24, 2009 (the “Record Date”) are entitled to be present and to vote at the meeting or any adjourned meeting.

The number of shares of each fund outstanding on the Record Date is shown in Appendix A. Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by a duly executed proxy will be voted in accordance with your instructions. If a duly executed proxy is submitted without filling in a vote on a proposal, your shares will be voted in accordance with the Trustees’ recommendations. If any other business is brought before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal other than with respect to the election of Trustees, in which case shareholders of each series of a trust vote together as a single class. The name of each trust is indicated in bold on pages 1-2 of this proxy statement, with the funds that are series of that trust appearing below its name. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together as a single class. However, as described below under Proposal 2, if shareholders of a significant number of funds do not approve the proposed new management contracts, the Independent Trustees and Putnam Investment Management, LLC (“Putnam Management”) currently intend to leave the current management contracts in place for all funds and will consider such other actions as may be appropriate in the circumstances. The Independent Trustees and Putnam Management may also determine not to implement the proposed new contract, even though approved by shareholders, under various circumstances described under Proposal 2. No proposal is contingent upon the outcome of any other proposal.

The Proposals

1. ELECTING TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of the fund makes recommendations concerning the nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

The Board of Trustees, based on the recommendation of the Board Policy and Nominating Committee, has fixed the number of Trustees of your fund at 14 and recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In addition, your fund has voluntarily undertaken to hold a shareholder meeting at least every five years for the purpose of electing your fund’s Trustees. The last such meeting was held in 2004, and the next such meeting is expected to be held in 2014.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At June 30, 2009, there were 104 Putnam funds.

Independent Trustees

Ravi Akhoury (Born 1947)
Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services). He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director of MaxIndia/New York Life Insurance Company in India. He was also Vice President of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), and on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)
Trustee since 1994 and Vice Chairman
since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)
Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)
Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and

Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill (Born 1942)
Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)
Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)
Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson (Born 1945)
Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

W. Thomas Stephens (Born 1942)
Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company).

From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). Prior to July 2001, Mr. Stephens was Chairman of Mail-Well.

Prior to 2009, Mr. Stephens was Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest product and timberland assets company). He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945)
Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Interested Trustee

Robert L. Reynolds* (Born 1952)
Trustee since 2008 and President of the
Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

* Nominee who is an “interested person” of the fund and/or Putnam Management and/or Putnam Retail Management Limited Partnership (“Putnam Retail Management”). Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

At least 75% of the trustees of your fund are required to not be interested persons of your fund or your fund’s investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Thirteen of the 14 nominees for election as Trustee are now, and would be, if elected, Independent Trustees.

Board committees. Your fund’s Trustees have determined that the efficient conduct of your fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. Information about the fees billed to the funds by the funds’ independent auditors, as well as information about the Committee’s pre-approval policies relating to work performed by the funds’ independent auditors, is included in Appendix Q. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent”, as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/individual. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill, Leibler, Stephens and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund’s shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for Trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals for subsequent meetings of shareholders” in the section “Further Information About Voting and the Special Meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a current copy of which is available at www.putnam.com/individual. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Akhoury, Curtis, Putnam and Worley.

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis, Patterson, Stephens and Drs. Joskow and Kennan.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Akhoury, Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, Patterson, and Stephens.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Darretta (Chairperson) and Putnam and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson) and Curtis. Investment Oversight Committee C currently consists of Messrs. Leibler (Chairperson) and Hill and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson) and Stephens and Dr. Joskow. Investment Oversight Committee E currently consists of Ms. Drucker (Chairperson) and Messrs. Patterson and Reynolds.

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board’s general oversight of the investment performance of the funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management’s investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Akhoury, Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson, Stephens and Ms. Drucker.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The number of shares beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and across all Putnam funds, as of June 30, 2009 is included in Appendix B. As a group, the Trustees owned shares of the Putnam funds valued at approximately $31 million as of June 30, 2009.

As of June 30, 2009, to the knowledge of your fund, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of the outstanding shares of each class of each fund, except as listed in Appendix B.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by carefully reviewing your fund’s investment performance on an individual basis with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by carefully reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of your fund;

• by monitoring potential conflicts of interest between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How can shareholders communicate with
the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies, or summaries of, such communications to the Trustees.

How often do the Trustees meet?

The Trustees hold regular meetings each month (except August), usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail at least twice a year. The committees of the board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2008, the average Trustee participated in approximately 68 committee and board meetings.

The number of times each committee met during calendar year 2008 is shown in the table below:

Audit and Compliance Committee	12

Board Policy and Nominating Committee	11

Brokerage Committee	7

Communications, Service and Marketing Committee	8

Contract Committee	13

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees	6

Investment Oversight Coordinating Committee	14

Pricing Committee	8

What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees’ meeting attended and for certain related services. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The table found in Appendix C includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended between July 31, 2008 and June 30, 2009) and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2008.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee elected prior to 2004 who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee or his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

What is the voting requirement for electing Trustees?

If a quorum for your trust is present at the Special Meeting, the fourteen nominees for election as Trustees who receive the greatest number of votes cast at the Special Meeting will be elected as Trustees of your fund.

2. APPROVING A PROPOSED NEW MANAGEMENT
CONTRACT FOR MOST FUNDS

What is this proposal?

The Trustees are recommending approval of a new management contract for 88 Putnam Funds as part of shareholder-friendly changes proposed by Putnam Management to Putnam fund management fees. (The only funds for which a new management contract is not being proposed are the RetirementReady® Funds and the Money Market Liquidity Fund; Putnam Management currently does not collect any management fees for these funds.)

The proposed new management contracts would result in several key changes in the management fees paid by the funds:

• Lower management fees: The proposal would result in lower contractual management fees for virtually all Putnam funds, including significantly lower management fees for fixed income and asset allocation funds.

• Fund Family breakpoints: Asset-level discounts for management fees would be based on the growth of all Putnam mutual fund assets, rather than an individual fund’s assets. (“Fund Family” for purposes of this proxy statement refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) The proposal would allow shareholders to benefit from the growth of the Fund Family as a whole, even if their specific fund is not growing.

• Performance fees on U.S. growth funds, international equity funds, and Putnam Global Equity Fund: Each of these equity funds would have performance fees reflecting the strength or weakness of the fund’s investment performance. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform their benchmarks.

Why did Putnam Management propose a new
management contract with Fund Family breakpoints
and, for certain funds, performance fees?

The proposed new management contracts differ from the funds’ current management contracts principally by providing for Fund Family breakpoints for 88 funds and, for U.S. growth funds, international equity funds, and Putnam Global Equity Fund, performance fees as well.

Fund Family breakpoints. The implementation of Fund Family breakpoints would result in lower contractual management fees for virtually all Putnam funds. More generally, Putnam Management believes that the determination of your fund’s management fee through breakpoints based on the aggregate net assets of the Fund Family would be in the best interests of your fund’s shareholders for four reasons.

First, Putnam Management believes that Fund Family breakpoints would be more reflective than individual fund breakpoints of the underlying costs Putnam Management incurs in providing investment management-related services to the Fund Family. Putnam Management believes that, because investment management-related services are typically shared across a modern mutual fund family, the costs of these services tend to vary proportionately with the growth or decline of the size of the overall mutual fund family more than with the size of an individual fund. In Putnam Management’s opinion, investment management-related services are now shared broadly across the Fund Family, rather than being specific to any particular fund. Securities trading, some securities research, quantitative analysis, technology, fund administration, accounting services, and legal and compliance oversight are examples of investment management-related services that are shared across the Fund Family. All in all, Fund Family breakpoints would likely be more reflective than individual fund breakpoints of the manner in which “economies of scale” may be realized.

Currently, each Putnam fund (other than the RetirementReady® Funds and the Money Market Liquidity Fund) has an individual fund breakpoint schedule that results in a lower effective management fee as assets in that fund increase. As a result of this arrangement, shareholders benefit directly from growth of the fund they own, regardless of any changes in the size of other funds or in the overall level of assets of the Fund Family. While Putnam Management believes that this structure has served shareholders well historically, Putnam Management believes that the use of Fund Family breakpoints would represent an enhancement to each fund’s fee structure given the nature of economies of scale in the modern mutual fund family.

Second, shareholders would benefit under Fund Family breakpoints from “cost diversification,” which allows them to benefit from the growth of the Fund Family as a whole even if their specific fund is not growing. Putnam funds are likely to grow and/or shrink at different rates as market conditions change. Fund Family breakpoints assure that, in total, all shareholders benefit from the Fund Family’s overall growth, regardless of the specific funds driving such growth at any one time.

Third, because Fund Family breakpoints would allow each shareholder in the Fund Family to benefit proportionately from every dollar invested in any fund in the Fund Family, Fund Family breakpoints would give all shareholders an enhanced stake in the future growth of Putnam mutual fund assets.

Fourth, the proposed fee categories under Fund Family breakpoints presented in Appendix F would result in management fees that will not favor one fund over another in the same fee category solely on the basis of one fund having achieved greater size than another. Putnam Management believes that this feature of Fund Family breakpoints should enhance the value of the exchange privilege available to shareholders across the Fund Family of diversified products.

Performance fees. Putnam Management proposes to extend further its philosophy that strong investment performance should be rewarded with higher management fees, while poor performance should command lower management fees, for the funds listed below:

International
U.S. growth funds	equity funds

Putnam Growth	Putnam Asia Pacific	Putnam Global Equity
Opportunities Fund	Equity Fund	Fund

Putnam New	Putnam Emerging
Opportunities Fund	Markets Equity Fund

Putnam Small Cap	Putnam Europe Equity
Growth Fund	Fund

Putnam Vista Fund	Putnam International
Capital Opportunities
Fund

Putnam Voyager Fund	Putnam International
Equity Fund

Putnam International
Growth and Income
Fund

Putnam International
New Opportunities
Fund

By extending this philosophy, already employed by Putnam’s “Absolute Return” and “Spectrum” funds, to these 13 funds, Putnam Management would be providing significant numbers of additional shareholders with a management fee that adjusts based on the strength of the investment performance results that are obtained on their behalf. These 13 funds, along with the “Absolute Return” and “Spectrum” funds, together represent approximately 22% of Putnam mutual fund assets as of June 30, 2009.

By linking its pay to a fund’s performance, Putnam Management believes that the use of performance fees for these 13 funds would further align the firm’s economic interests with those of shareholders in funds for which Putnam Management believes this fee mechanism is most appropriate. Putnam Management will continue to monitor whether performance fees would be appropriate for shareholders in other funds.

What are the specific changes included in the
proposed new management contract?

The proposed new management contract reflects a comprehensive restructuring of the management fees paid by the Putnam funds, which has been proposed by Putnam Management and approved by the Trustees as being in the best interest of shareholders of your fund. The proposed management contract changes the way in which the management fees paid by your fund are calculated in two important ways. For all 88 affected funds, the proposed management contract specifies a fee rate that varies based on the aggregate net assets of all funds in the Fund Family. In addition, for 13 funds, the new fee rate also varies based on the performance of the fund as compared with the performance of a specified investment benchmark. Finally, for a number of funds, the proposed management contract changes the timing of management fee computation and payment in order to standardize these terms for all Putnam funds. All other terms and conditions of the proposed management contract for each fund are substantially identical to those of the fund’s current management contract. A form of the proposed management contract showing all of the proposed changes is included in Appendix D.

Proposed calculation of fee rates for all funds based on aggregate net assets of the Fund Family

Calculation of current management fee. The management contract currently in effect for each affected fund provides for payment of a management fee calculated as a percentage of the average net assets of the fund, with the applicable percentage declining as average net assets exceed certain specified “breakpoints.” As a result, the effective management fee paid by each fund declines as its average net assets increase beyond the level of the first breakpoint ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as average net assets of the fund decrease. The current management fee schedule for each fund is listed in Appendix E.

Calculation of proposed management fee. The proposed management contract for each affected fund provides for payment of a management fee at a rate that is no longer based on the net assets of the individual fund. Instead, the proposed management fee rate for each affected fund is calculated based on a fee schedule that takes into account the aggregate net assets of the Fund Family. (The proposed fee schedule for each fund is listed in Appendix F.) The effective fee rate so calculated for each fund would be multiplied by the average net assets of the fund to determine the management fee payable for each payment period. (As discussed below, the management fee calculated under this formula would be subject to adjustment in the case of those funds for which a performance fee adjustment is proposed or is in place under the current management contract.)

Comparison of current and proposed management fee rates. The table below shows the proposed effective management fee rate for each affected fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

EQUITY FUNDS

	Proposed	Current
	Effective	Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Equity	0.492%	0.518%	(0.026%)
Income Fund

Putnam VT Equity	0.492%	0.650%	(0.158%)
Income Fund

The Putnam Fund for	0.492%	0.487%	0.005%
Growth and Income

Putnam VT Growth	0.492%	0.577%	(0.085%)
and Income Fund

Putnam Growth	0.572%	0.700%	(0.128%)
Opportunities Fund

Putnam VT Growth	0.572%	0.700%	(0.128%)
Opportunities Fund

Putnam Investors	0.572%	0.570%	0.002%
Fund

Putnam VT Investors	0.572%	0.650%	(0.078%)
Fund

Putnam New	0.572%	0.574%	(0.002%)
Opportunities Fund

Putnam VT New	0.572%	0.697%	(0.125%)
Opportunities Fund

Putnam Research	0.572%	0.650%	(0.078%)
Fund

Putnam VT Research	0.572%	0.650%	(0.078%)
Fund

Putnam Voyager	0.572%	0.561%	0.011%
Fund

Putnam VT Voyager	0.572%	0.659%	(0.086%)
Fund

Putnam Mid Cap	0.602%	0.700%	(0.098%)
Value Fund

Putnam VT Mid Cap	0.602%	0.700%	(0.098%)
Value Fund

Putnam Vista Fund	0.602%	0.604%	(0.002%)

Putnam VT Vista	0.602%	0.650%	(0.048%)
Fund

Putnam Capital	0.642%	0.650%	(0.008%)
Opportunities Fund

Putnam VT Capital	0.642%	0.650%	(0.008%)
Opportunities Fund

Putnam Convertible	0.642%	0.640%	0.002%
Income-Growth Trust

Putnam Small Cap	0.642%	1.000%	(0.358%)
Growth Fund

Putnam Small Cap	0.642%	0.800%	(0.158%)
Value Fund

Putnam VT Small Cap	0.642%	0.800%	(0.158%)
Value Fund

Putnam Europe	0.712%	0.800%	(0.088%)
Equity Fund

Putnam Global Equity	0.712%	0.758%	(0.046%)
Fund

Putnam VT Global	0.712%	0.800%	(0.088%)
Equity Fund

Putnam International	0.712%	0.698%	0.014%
Equity Fund

Putnam VT	0.712%	0.792%	(0.080%)
International Equity
Fund

Putnam International	0.712%	0.800%	(0.088%)
Growth and Income
Fund

EQUITY FUNDS CONT.

	Proposed
	Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam VT	0.712%	0.800%	(0.088%)
International Growth
and Income Fund

Putnam Asia Pacific	0.942%	1.000%	(0.058%)
Equity Fund

Putnam Emerging	0.942%	1.000%	(0.058%)
Markets Equity Fund

Putnam International	0.942%	1.000%	(0.058%)
New Opportunities
Fund

Putnam VT	0.942%	1.000%	(0.058%)
International New
Opportunities Fund

Putnam International	0.942%	0.948%	(0.006%)
Capital Opportunities
Fund

Putnam Global	0.642%	0.700%	(0.058%)
Consumer Fund

Putnam Global	0.642%	0.700%	(0.058%)
Energy Fund

Putnam Global	0.642%	0.700%	(0.058%)
Financials Fund

Putnam Global Health	0.642%	0.637%	0.005%
Care Fund

Putnam VT Global	0.642%	0.700%	(0.058%)
Health Care Fund

Putnam Global	0.642%	0.700%	(0.058%)
Industrials Fund

Putnam Global	0.642%	0.700%	(0.058%)
Natural Resources
Fund

Putnam Global	0.642%	0.700%	(0.058%)
Technology Fund

Putnam Global	0.642%	0.700%	(0.058%)
Telecommunications
Fund

Putnam Global	0.642%	0.700%	(0.058%)
Utilities Fund

Putnam VT Global	0.642%	0.700%	(0.058%)
Utilities Fund

FIXED INCOME FUNDS

	Proposed
	Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam American	0.412%	0.622%	(0.210%)
Government Income
Fund

Putnam VT American	0.412%	0.650%	(0.238%)
Government Income
Fund

Putnam Income Fund	0.412%	0.602%	(0.190%)

Putnam VT Income	0.412%	0.650%	(0.238%)
Fund

Putnam U.S.	0.412%	0.504%	(0.092%)
Government Income
Trust

Putnam Tax-Free	0.492%	0.500%	(0.008%)
High Yield Fund

Putnam Diversified	0.562%	0.599%	(0.036%)
Income Trust

FIXED INCOME FUNDS CONT.

	Proposed
	Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam VT	0.562%	0.700%	(0.138%)
Diversified Income
Fund

Putnam Global	0.562%	0.700%	(0.138%)
Income Trust

Putnam Floating Rate	0.582%	0.650%	(0.068%)
Income Fund

Putnam High Yield	0.582%	0.636%	(0.053%)
Trust

Putnam VT High Yield	0.582%	0.700%	(0.118%)
Fund

Putnam High Yield	0.582%	0.679%	(0.097%)
Advantage Fund

Putnam AMT-Free	0.452%	0.500%	(0.048%)
Municipal Fund

Putnam Arizona Tax	0.452%	0.500%	(0.048%)
Exempt Income Fund

Putnam California Tax	0.452%	0.500%	(0.048%)
Exempt Income Fund

Putnam	0.452%	0.500%	(0.048%)
Massachusetts Tax
Exempt Income Fund

Putnam Michigan Tax	0.452%	0.500%	(0.048%)
Exempt Income Fund

Putnam Minnesota	0.452%	0.500%	(0.048%)
Tax Exempt Income
Fund

Putnam New Jersey	0.452%	0.500%	(0.048%)
Tax Exempt Income
Fund

Putnam New York	0.452%	0.500%	(0.048%)
Tax Exempt Income
Fund

Putnam Ohio Tax	0.452%	0.500%	(0.048%)
Exempt Income Fund

Putnam Pennsylvania	0.452%	0.500%	(0.048%)
Tax Exempt Income
Fund

Putnam Tax Exempt	0.452%	0.500%	(0.048%)
Income Fund

MONEY MARKET FUNDS

	Proposed
	Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Money	0.302%	0.308%	(0.006%)
Market Fund

Putnam VT Money	0.302%	0.450%	(0.148%)
Market Fund

Putnam Tax Exempt	0.302%	0.450%	(0.148%)
Money Market Fund

ASSET ALLOCATION AND SPECIALTY FUNDS

	Proposed
	Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Absolute	0.492%	0.550%	(0.058%)
Return 100 Fund

Putnam Asset	0.542%	0.654%	(0.112%)
Allocation:
Conservative
Portfolio

Putnam Income	0.542%	0.650%	(0.108%)
Strategies Fund

Putnam Asset	0.542%	0.624%	(0.082%)
Allocation: Balanced
Portfolio

The George Putnam	0.542%	0.570%	(0.028%)
Fund of Boston

Putnam VT The	0.542%	0.650%	(0.108%)
George Putnam Fund
of Boston

Putnam Absolute	0.592%	0.650%	(0.058%)
Return 300 Fund

Putnam Asset	0.612%	0.700%	(0.088%)
Allocation: Equity
Portfolio

Putnam Asset	0.612%	0.611%	0.001%
Allocation: Growth
Portfolio

Putnam VT Global	0.612%	0.700%	(0.088%)
Asset Allocation Fund

Putnam Absolute	0.742%	0.800%	(0.058%)
Return 500 Fund

Putnam Capital	0.742%	0.800%	(0.058%)
Spectrum Fund

Putnam Equity	0.742%	0.800%	(0.058%)
Spectrum Fund

Putnam Absolute	0.892%	0.950%	(0.058%)
Return 700 Fund

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for almost all funds, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds, the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.)

The management fee rate payable under the proposed management contract for each affected fund is calculated on a fundamentally different basis than the fee rate under its current contract. As a result, the differences in effective fee rates between the current and the proposed contracts and the financial impact on Putnam Management’s fee revenues in the future will vary depending on future changes in the net assets of each fund (in the case of the current contract) and in the aggregate net assets of the Fund Family (in the case of the proposed contract). For further discussion of the potential impact of future changes in asset levels, see “What factors did the Independent Trustees consider in evaluating the proposed management contracts?” below.

Proposed addition of new performance fees for 13 funds

Six of the Putnam funds (the “Absolute Return” and “Spectrum” funds) already have management fee rates that may vary based on the performance of the fund in relation to the performance of a specified investment benchmark. The performance adjustments included in the current management contracts for these funds would remain unchanged and continue in effect under the proposed management contracts. The proposed contracts would, however, add similar performance adjustments to the calculation of management fees for the following 13 funds:

Putnam Asia Pacific Equity Fund
Putnam Emerging Markets Equity Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

For these funds, the proposed management contract between your fund and Putnam Management would include, in addition to the new Fund Family breakpoint fee structure discussed above, a performance adjustment that would increase or decrease the management fees paid by your fund based upon the performance of the fund relative to a benchmark index.

Calculation of the proposed performance adjustment. If the proposed management contract is approved, your fund would pay a monthly Fund Family breakpoint fee to Putnam Management for the first year of the new contract. Beginning with your fund’s thirteenth complete calendar month of operations under the proposed management contract, the monthly management fee would consist of the monthly Fund Family breakpoint fee plus or minus a performance adjustment for the month. The amount of the performance adjustment would be calculated monthly based on a performance adjustment rate equal to 3% multiplied by the difference between the fund’s annualized performance measured by the fund’s class A shares and the annualized performance of the fund’s benchmark index, each measured as a percentage, over the performance period. (The class of shares used for purposes of this calculation could be changed in the future with the approval of the Trustees to the extent permitted by applicable law.) The performance adjustment rate would be subject to a maximum annualized performance adjustment rate for each affected fund. Appendix G lists the proposed benchmark index for each affected fund and the proposed maximum annualized performance adjustment rates.

The performance period would be the thirty-six month period then ended (or, if the proposed management contract has not then been effective for thirty-six complete calendar months, the period from the date the proposed management contract became effective to the end of the month for which the fee adjustment is being computed). Each month, the performance adjustment rate would be multiplied by the fund’s average net assets over the performance period and the result would be divided by twelve. This dollar amount would be added to, or subtracted from, the base management fee for that month.

Depending on how your fund performs relative to its benchmark, the performance adjustment may result in an increase or decrease in the management fees paid by your fund. Because the performance adjustment would be tied to the fund’s performance relative to its benchmark index (and not its absolute performance), the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period. Because the performance adjustment is based on the fund’s performance relative to the benchmark over the performance period, rather than the monthly period in which the performance adjustment affects Putnam Management’s fee, the performance adjustment could increase Putnam Management’s fee during a month when the fund underperforms its benchmark (but had outperformed its benchmark during the performance period), and could decrease Putnam Management’s fee during a month when the fund outperforms its benchmark (but had underperformed its benchmark during the performance period). Performance of the fund would be calculated net of expenses, whereas the fund’s benchmark index does not include any fees or expenses. Reinvestment of dividends and distributions would be included in calculating the performance of both the fund and the fund’s benchmark index.

Changes affecting timing of management fee computation and payment

The proposed management contract for all funds provides that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases, as listed in Appendix H. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The proposed change in the frequency with which fees are calculated may also result in small changes in the amount of fees paid under the management contract when the “average net assets” on which the fees are based are changing. By changing the period over which the average net assets is determined, it is possible that, as net assets move from one breakpoint to another, the new breakpoint will take effect earlier or later than it would have under a quarterly calculation and payment frequency, depending on the magnitude of the change and when it occurs during the period. These differences are expected to be immaterial in all instances and should average out over time. The proposed changes would reduce administrative burdens for the funds and for Putnam Management and would result in all Putnam funds having the same computation and payment terms.

What factors did the Independent Trustees consider
in evaluating the proposed management contracts?

The Trustees of each fund, including all of the Independent Trustees, voted unanimously to approve the proposed management contract for each fund on July 10, 2009. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described above relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process. Appendix I contains a summary description of the factors considered by the Trustees in connection with their June 12, 2009 approval.

Considerations relating to Fund Family fee rate calculations

The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund, as shown in the table above. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, (i) if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or (ii) if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size. The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

Considerations relating to addition of fee rate adjustments based on investment performance for certain funds

The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

Considerations relating to standardization of payment terms

The Independent Trustees considered the fact that standardizing the payment terms, as described above, for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

Considerations relating to comparisons with management fees and total expenses of competitive funds

As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent

Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations were implemented for all funds effective as of August 1, 2009. These changes resulted in lower total expenses for many funds, but in the case of some funds, total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

General conclusion

After considering the factors described above relating to the specific changes included in the proposed management contracts, and taking into account all of the factors considered by the Independent Trustees as part of their recent approval of the continuance of the management contracts of all funds on June 12, 2009, the Independent Trustees concluded that implementation of the proposed management contract for each fund would be in the best interests of shareholders of the fund and unanimously approved the proposed management contract.

What are the Trustees recommending?

The Trustees of your fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the proposed management contract with Fund Family breakpoints and, in the case of certain funds, performance fees.

As noted below under “General Plan for Implementation of Proposed Management Contracts”, for the 13 funds for which new performance fees are proposed, the Trustees also recommend that shareholders approve proposed management contracts providing for each, but not both, of Fund Family breakpoints and performance fees. The Trustees recommend that shareholders of these funds vote FOR each of the three alternatives, but intend to implement a new management contract that includes both Fund Family breakpoints and performance fees if that alternative is approved by shareholders.

What is the voting requirement for approval of the
proposed contracts?

Approval of the proposed management contract for each fund requires the affirmative vote of the lesser of (a) the holders of 67% or more of the shares of the fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the fund entitled to vote at the meeting are present in person or by proxy, or (b) the holders of more than 50% of the outstanding shares of the fund entitled to vote at the meeting.

General Plan for Implementation of Proposed
Management Contracts

If this proposal is approved by the shareholders of your fund, it is expected that the proposed management contract would be implemented for your fund on January 1, 2010 (or, if later, the first day of the first calendar month following shareholder approval). The Independent Trustees and Putnam Management currently intend to implement the new contracts only if they are approved by shareholders of substantially all the funds. If shareholders of a significant number of funds do not approve the new contracts containing Fund Family breakpoints, the Independent Trustees and Putnam Management currently intend to leave the current contract in place for all funds, except that they would intend to implement any new performance fees approved by shareholders, and will consider such other actions as may be appropriate in the circumstances. The Independent Trustees and Putnam Management may also determine not to implement the proposed new contract, even though approved by shareholders, under various other circumstances, such as where certain funds are marketed together as a group of related funds and the proposed contracts are not approved for all funds in such group, and other circumstances where it is believed that the implementation of the proposed contracts may result in administrative complexities or shareholder confusion. In the event that the proposed contract is not implemented for a fund for any reason, the current management contract of such fund will continue in effect.

If implemented, the proposed management contract for each fund would remain in effect (unless terminated) through June 30, 2010, and would continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of your fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

For funds with proposed new performance adjustments

Shareholders of those 13 funds for which performance adjustments are being proposed as part of the proposed new management contracts will be asked to vote separately on three alternative new management contracts: (i) Proposal 2.A. — a contract containing both the proposed new management fee schedule based on aggregate Fund Family assets and the proposed new performance adjustments, (ii) Proposal 2.B. — a contract containing the proposed new management fee schedule based on aggregate Fund Family assets only, and (iii) Proposal 2.C. — a contract containing the proposed new performance adjustments only. (All three alternatives would include the standardization of payment terms described above.) The Trustees recommend that shareholders of these funds vote FOR each of the three alternatives, but intend to implement Proposal 2.A. — that is, a new contract containing both new features — if that alternative is approved by shareholders.

Other Information

A brief description of the terms of the affected funds’ current management contracts, as well as the date of each fund’s current management contract, the date on which it was last approved by shareholders and the purpose of the submission to shareholders are set forth in Appendix J.

The tables included at Appendix K show examples of seven funds’ current total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the proposed management contract, in each case assuming fund assets and Fund Family assets as of June 30, 2009 throughout the period. Examples that translate each fund’s annual operating expenses into dollar amounts, showing the cumulative effect of these costs over time, are also presented. For these seven funds — Putnam Asset Allocation: Growth Portfolio, Putnam Convertible Income-Growth Trust, The Putnam Fund for Growth and Income, Putnam Global Health Care Fund, Putnam International Equity Fund, Putnam Investors Fund, and Putnam Voyager Fund — the operation of Fund Family breakpoints under the proposed management contract is projected, based on June 30, 2009 fund assets, to result in an immaterially higher management fee.

The tables included at Appendix L show for each fund the dollar amount of the management fee that would have been paid under the current management contract, the amount Putnam Management would have received under the proposed management contract, and the difference between the two, assuming fund assets and Fund Family assets as of June 30, 2009 throughout the period.

3. ADOPTION OF UPDATED AND STANDARDIZED
FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of certain funds approve revisions to certain fundamental investment restrictions of such funds. Generally, the purpose of these proposed changes is to increase each fund’s investment flexibility to the extent permitted by applicable law and regulations, and to reduce administrative and compliance burdens by standardizing these fundamental investment restrictions across all similarly situated Putnam funds.

Background. The 1940 Act requires registered investment companies like the funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. “Fundamental” investment restrictions can be changed only by a shareholder vote.

Proposed revisions to certain of the fundamental investment restrictions of the funds are discussed below. By revising these fundamental investment restrictions, the Trustees believe that Putnam Management will be better able to manage the funds in a changing regulatory or investment environment. In addition, the Trustees believe that the process of monitoring the funds’ compliance with investment restrictions will be simplified as these restrictions are standardized across all similarly situated Putnam funds, thereby reducing administrative and compliance burdens.

3.A.: APPROVING AN AMENDMENT TO
CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT
RESTRICTIONS WITH RESPECT TO INVESTMENTS
IN COMMODITIES

Affected funds:

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Asia Pacific Equity Fund
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Equity Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Spectrum Fund
Putnam Emerging Markets Equity Fund
Putnam Equity Spectrum Fund
Putnam Global Consumer Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Health Care Fund
Putnam Global Industrials Fund
Putnam Global Natural Resources Fund

Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Global Utilities Fund
Putnam Income Strategies Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund

What is this proposal?

Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental. Commodities include physical commodities, such as gold and other metals, agricultural products, and oil, as well as certain financial instruments, such as futures contracts and related options. Appendix M lists the current fundamental investment restrictions of each of the affected funds with respect to commodities.

Although the current restriction for all of the affected funds expressly permits investments in financial instruments that could be deemed to be commodities under the federal securities and commodities laws, and for many of the affected funds expressly permits investments in financial instruments whose values are determined by reference to physical commodities, it prohibits direct investment in physical commodities.

In order to afford Putnam Management the maximum investment flexibility in pursuing each fund’s investment objective, the Trustees recommend that each fund’s fundamental investment restriction with respect to investments in commodities be revised to permit the funds to invest in physical commodities, in addition to financial instruments, to the extent permitted by applicable law. Putnam Management believes that at times it may be advantageous for the funds to obtain exposure to gold and other commodities by investing directly in the physical commodities. This proposal would permit your fund to obtain exposure to commodities, whether through direct investment in physical commodities or through related financial instruments, in the manner Putnam Management deems most efficient from time to time, as from time to time authorized by the Trustees. The proposed amended fundamental investment restriction would state that your fund may not:

“Purchase or sell commodities, except as permitted by applicable law.”

What effect will amending the current restriction
with respect to investments in commodities have on
your fund?

Under the proposed fundamental investment restriction, each fund will be able to invest directly in gold and other physical commodities, as well as engage in a variety of transactions involving the use of commodity-linked investments, including commodity-based exchange-traded funds or notes (ETFs or ETNs) and commodity-linked notes, to the extent consistent with the fund’s investment objectives and policies, as well as applicable law.

Putnam Management believes that this investment flexibility could assist your fund in achieving its investment objective, both because commodities and commodity-linked investments may offer the opportunity for attractive investment returns and because economic exposure to gold or other commodities through these investments may enhance the ability of the fund to diversify risks, particularly to the extent that the returns of commodities are not correlated with the returns of other asset classes in which the fund invests.

In order to maintain their special status as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), the funds must limit any “non-qualifying income” to a maximum of 10% of their annual gross income. Generally, a fund’s investments in commodity-linked derivatives or physical commodities will be limited by this requirement. However, the Internal Revenue Service has recently issued guidance clarifying its position that certain instruments that create commodity exposure (e.g., commodity-linked structured notes) can generate “qualifying income” for a regulated investment company, thus allowing a fund to invest in such instruments without jeopardizing its status under the Code. While Putnam Management presently has no specific intention to change any fund’s exposures to commodities or commodity-linked investments in response to the revision of the funds’ investment restrictions, this intention is subject to change based on Putnam Management’s assessment of both market conditions at any given time and those investments most likely to assist your fund in meeting its investment objective. More generally, your fund intends to limit its investment in commodities and commodity-linked investments to the extent necessary to qualify as a regulated investment company under the Code.

While commodities and commodity-linked investments offer significant potential benefits to the funds, investment in this asset class presents particular risks as well. The values of commodities and commodity-linked investments may be highly volatile, and may be subject to a wide variety of risks relevant to particular physical commodities (such as the risks of drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments) to which the markets for other investments are not typically subject. Investments in physical commodities may also involve different custody arrangements and greater custody risks than other types of investments. Commodity-linked investments may involve the risk of exposure to the effects of leverage, which could increase the fund’s market exposure and potential losses. Commodities and commodity-linked investments are subject to the risk that their prices may correlate with changes in the value of other investments in ways that Putnam Management did not anticipate. Commodities and commodity-linked investments are also subject to the risk that a counterparty will be unwilling or unable to meet its obligations to the funds. In addition, the fund may be unable to sell its commodities and commodity-linked investments when Putnam Management believes it is desirable to do so.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each affected fund’s fundamental investment restriction with respect to investments in commodities.

What is the voting requirement for approving
the proposal?

Approval of the proposed amendment to each affected fund’s fundamental investment restriction requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the affected fund, or (b) 67% or more of the shares of the affected fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3.B. APPROVING AN AMENDMENT TO CERTAIN
FUNDS’ FUNDAMENTAL INVESTMENT
RESTRICTIONS WITH RESPECT TO
DIVERSIFICATION OF INVESTMENTS

Affected funds:

Putnam Europe Equity Fund
Putnam Global Utilities Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam New Opportunities Fund

What is this proposal?

The Trustees recommend that each affected fund’s fundamental investment restriction with respect to the diversification of its investments be revised.

• For Putnam Global Utilities Fund, the proposed revision would change the fund’s classification from a “diversified” fund to a “non-diversified” fund under the 1940 Act, thereby conforming the fund’s restriction to the standard restriction currently used by Putnam’s other global sector funds and providing additional flexibility to the fund to more closely track its benchmark in the event that the benchmark became more concentrated.

• For each of the other affected funds, the proposed revision would afford these funds greater flexibility to invest in securities issued by other investment companies, and would conform this restriction to the standard restriction currently used by Putnam’s other diversified funds.

Appendix N lists the current fundamental investment restrictions of each of the affected funds with respect to diversification.

Background. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction.

A “non-diversified fund” is not subject to this 1940 Act restriction, but is subject to similar rules under the Code, which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund’s total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund’s assets is not subject to this 5% limitation, although the fund may not invest more than 25% of its total assets in any one issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies. (Under the Code, neither a diversified nor a non-diversified fund may invest more than 25% of its total assets in any one issuer.)

The proposed amended fundamental restriction would state that your fund may not:

“With respect to [50% (Putnam Global Utilities Fund)]/[75% (All other affected funds)] of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.”

What effect will amending the current restriction
with respect to diversification of investments have
on your fund?

For Putnam Global Utilities Fund, the proposed change would allow the fund to become a non-diversified fund, able to invest more of its assets in the securities of fewer issuers than a diversified fund. The fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment; therefore the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For each of the other affected funds, the proposed change would allow such diversified funds to exclude investments in other investment companies from the 1940 Act and Code limitations described above. While Putnam Management does not currently expect that any of these funds will invest in securities of other investment companies to a significant extent, other than investments in one or more money market funds, Putnam Management believes that this investment flexibility could, in the future, assist your fund in achieving its investment objective. In addition, the proposed changes would reduce administrative and compliance burdens by conforming this restriction to the standard restriction currently used by Putnam’s other diversified funds.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each affected fund’s fundamental investment restriction with respect to diversification of investments.

What is the voting requirement for approving
the proposal?

Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3.C. APPROVING AN AMENDMENT TO CERTAIN
FUNDS’ FUNDAMENTAL INVESTMENT
RESTRICTIONS LIMITING THE PERCENTAGE
OF THE VOTING SECURITIES OF ANY ISSUER
THAT MAY BE ACQUIRED

Affected funds:

Putnam Global Natural Resources Fund
Putnam Global Utilities Fund

What is this proposal?

The Trustees recommend that Putnam Global Natural Resources Fund’s and Putnam Global Utilities Fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer be conformed to the standard restriction currently used by Putnam’s other global sector funds. The proposed change would afford your fund greater flexibility in acquiring the voting securities of a single issuer.

Your fund’s current fundamental investment restriction with respect to the acquisition of voting securities of any issuer states that your fund may not:

“With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.”

The proposed amended fundamental restriction would state that your fund may not:

“With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.”

What effect will amending the current restriction
with respect to the acquisition of voting securities
of any issuer have on your fund?

Putnam Management believes that the additional investment flexibility afforded by the proposed restriction could assist your fund in achieving its investment objective. In addition, the proposed change would also align your fund’s fundamental investment restriction with that of all other non-diversified Putnam funds. This would reduce administrative and compliance burdens for your fund.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each affected fund’s fundamental investment restriction with respect to the acquisition of voting securities.

What is the voting requirement for approving
the proposal?

Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3.D. APPROVING AN AMENDMENT TO CERTAIN
FUNDS’ FUNDAMENTAL INVESTMENT
RESTRICTIONS WITH RESPECT TO BORROWING

Affected funds:

Putnam Europe Equity Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam Vista Fund

What is this proposal?

The Trustees recommend that each affected fund’s fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction for other Putnam funds. Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets, subject to any more restrictive policy adopted by the fund. Each affected fund’s current restriction is more restrictive than the 1940 Act requires. Appendix O lists the current fundamental investment restriction with respect to borrowing of each of the affected funds. The proposed fundamental investment restriction would state that your fund may not:

“Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.”

What effect will amending the current restriction
with respect to borrowing have on your fund?

If the proposed change is approved, each affected fund would be permitted to borrow for the purpose of making additional investments, although Putnam Management currently has no intention of borrowing for such purpose. Borrowing to make additional investments would allow a fund to profit if the return on such investments exceeds the interest on the borrowing, but would result in increased losses if the return on such investments is less than the interest on the borrowing. This is known as leverage risk. Generally, if a fund borrows money, its net assets tend to increase or decrease to a greater extent with market changes than if the fund had not borrowed money.

The proposed restriction would also allow the affected funds to borrow from lenders other than banks, to the extent permitted by the 1940 Act. In a separate proposal (see Proposal 3.E. below), shareholders of these affected funds are being asked to approve an amendment to each affected fund’s restriction on lending. The proposed revisions would, subject to the limitation discussed in Proposal 3.E., permit each affected fund to participate in an “interfund lending program” under an exemptive order granted to the Putnam funds by the SEC which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. Each affected fund would be able to borrow money under the interfund lending program only if the interest rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, as well as being more favorable to the lending fund than available repurchase agreement rates.

Putnam Management believes that the ability to engage in interfund lending transactions may allow a fund to pay lower interest rates on its borrowings. An affected fund could, in certain circumstances, have its loan recalled by a lending fund on one day’s notice. Under these circumstances, the affected fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

All in all, Putnam Management believes that the proposed restriction could assist your fund in achieving its investment objective. In addition, the proposed restriction would align your fund’s fundamental investment restriction with that of all other Putnam funds, which would reduce administrative and compliance burdens for your fund.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each affected fund’s fundamental investment restriction with respect to borrowing.

What is the voting requirement for approving
the proposal?

Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3.E. APPROVING AN AMENDMENT TO CERTAIN
FUNDS’ FUNDAMENTAL INVESTMENT
RESTRICTIONS WITH RESPECT TO MAKING LOANS

Affected funds:

Putnam Europe Equity Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam Vista Fund

What is this proposal?

The Trustees recommend that each affected fund’s fundamental investment restriction with respect to making loans be revised to reflect the standard restriction used by other Putnam funds. This change would remove any limitations on each affected fund’s ability to enter into repurchase agreements and securities loans and would clarify that each affected fund is permitted (subject to the limitation discussed in Proposal 3.D.) to participate in the proposed interfund lending program first described in Proposal 3.D. Each affected fund currently has one of the following fundamental investment restrictions which states that such affected fund may not:

“Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.” (All affected funds except Putnam Growth Opportunities Fund and Putnam International Capital Opportunities Fund)

OR

“Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its total assets (taken at current value).” (Putnam Growth Opportunities Fund and Putnam International Capital Opportunities Fund)

The proposed fundamental investment restriction would state that your fund may not:

“Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.”

What effect will amending the current restriction
with respect to making loans have on your fund?

Following the amendment, each affected fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam Management believes that this increased investment flexibility could assist each affected fund in achieving its investment objective.

When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund’s cost plus interest. When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collat-

eral posted by the borrower. These transactions must be fully collateralized at all times, but involve some risk to the fund in the event of losses on the investment of the collateral posted by the borrower or if the borrower should default on its obligation. If the borrower in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the borrower’s estate.

If the proposal is approved, each affected fund also would be able to participate in an interfund lending program and make loans to other Putnam funds for short-term purposes. As discussed in Proposal 3.D., a fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Finally, the proposed restriction would align your fund’s fundamental investment restriction with that of all other Putnam funds, which would reduce administrative and compliance burdens for your fund.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each affected fund’s fundamental investment restriction with respect to making loans.

What is the voting requirement for approving
the proposal?

Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

4. ADOPTION OF MODERNIZED AND
STANDARDIZED AGREEMENT AND DECLARATION
OF TRUST PROVISIONS

As described in the following proposals, the Trustees recommend that shareholders of certain funds, each the sole series of a trust, approve amendments to certain provisions of the funds’ agreements and declarations of trust (each a “Declaration of Trust”). Each fund’s Declaration of Trust provides that it may be amended by the Trustees when authorized by a fund’s shareholders.

The proposed amendments to the Declarations of Trust are discussed below. Generally, the purpose of these proposed changes is to modernize and standardize these provisions. The Trustees believe that the proposed amendments will facilitate the efficient administration of the funds’ operations.

4.A. APPROVING AN AMENDMENT TO CERTAIN
FUNDS’ AGREEMENTS AND DECLARATIONS OF
TRUST WITH RESPECT TO THE DURATION OF
THE TRUST

Affected funds:

The Putnam Fund for Growth and Income
The George Putnam Fund of Boston
Putnam Money Market Fund
Putnam Tax Exempt Income Fund

What is this proposal?

The Declaration of Trust of each of the affected funds currently provides that the trust terminates automatically either twenty or twenty-one years after the death of the initial Trustees and their enumerated children. Appendix P sets forth the current termination provision of each affected fund’s Declaration of Trust. These provisions appear to have been included for legal reasons that no longer appear to be pertinent. The Trustees have been advised by fund counsel that such provisions are not necessary in light of increased clarity in the law regarding Massachusetts business trusts. The Trustees believe these provisions are likely contrary to the expectations of typical fund shareholders, who would not expect the trust to terminate automatically (absent approval by shareholders of an amendment to the Declaration of Trust of the type proposed) on a date that is entirely unrelated to the business of any fund. As set forth below, the proposed amendment to each Declaration of Trust provides for the perpetual life of the trust unless terminated by the Trustees,1 which would replace the current language contained in Appendix P:

Duration and Termination of Trust (Putnam Money Market Fund and Putnam Tax Exempt Income Fund)

Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees by written notice to the Shareholders.

Duration and Termination of Trust (The Putnam Fund for Growth and Income and The George Putnam Fund of Boston)

Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees by written notice to the beneficiaries. Upon termination of this Trust the Trustees shall make provision for the payment of the expenses and liabilities of the Trust and of the Trustees and distribute the remaining assets, or sell and dispose of all or any part thereof and distribute the net proceeds thereof in cash and/or securities among the holders of such shares in proportion to their holdings, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of the Trust, provided that any distribution to the beneficiaries of a particular class of

1 Amending Article VI, Section 3 in the Declarations of Trust of The Putnam Fund for Growth and Income and The George Putnam Fund of Boston, and Article IX, Section 4 in the Declarations of Trust of Putnam Money Market Fund and Putnam Tax Exempt Income Fund.

shares shall be made to such beneficiaries pro rata in proportion to the number of shares of such class held by each of them.

What effect would the proposed Declaration of
Trust amendment with respect to the duration of the
trust have on your fund?

The proposed amendment would eliminate the risk that the affected funds would automatically terminate following the deaths of the initial Trustees and their enumerated children. The proposed amendment would also reduce administrative and compliance burdens for the funds by eliminating the need to monitor for the death of the initial Trustees and their enumerated children. In addition, the proposed amendment would also more closely align the affected funds’ termination provisions with those of the other Putnam funds.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each fund’s Declaration of Trust with respect to the duration of the trust.

What is the voting requirement for approving
the proposal?

For each trust, all shares will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of shares entitled to vote.

4.B. APPROVING AN AMENDMENT TO CERTAIN
FUNDS’ AGREEMENTS AND DECLARATIONS OF
TRUST WITH RESPECT TO REDEMPTION AT THE
OPTION OF THE TRUST

Affected funds:

The Putnam Fund for Growth and Income
The George Putnam Fund of Boston

What is this proposal?

The Trustees recommend that the Declarations of Trust of The Putnam Fund for Growth and Income and The George Putnam Fund of Boston be amended to expressly provide that the trust has the right to redeem shares at its option where shareholders do not meet a minimum threshold or exceed a maximum threshold of share ownership in the trust. Currently, the funds’ Declarations of Trust are silent as to the ability of the trust to redeem shares at its option. The proposed amendments would add the following provision to each fund’s Declaration of Trust:2

The Trust shall have the right at its option and at any time to redeem shares of any beneficiary at the net asset value thereof as determined in accordance with the Bylaws: (i) if at such time such beneficiary owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such beneficiary owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees; or (iii) to the extent that such beneficiary owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

What effect would the proposed Declaration of
Trust amendment with respect to redemption at the
option of the trust have on your fund?

The addition of this provision to the funds’ Declarations of Trust would allow the funds to redeem small or large accounts (subject to applicable legal and regulatory requirements) when the Trustees determine that it would be in the best interests of the funds to do so, and would align the funds’ Declarations of Trust with those of the other Putnam funds in this regard. This would reduce administrative and compliance burdens for the funds.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each fund’s Agreement and Declaration of Trust with respect to redemption at the option of the trust.

What is the voting requirement for approving
the proposal?

For each trust, all shares will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of shares entitled to vote.

5. CONSIDERING A SHAREHOLDER PROPOSAL
FOR TWO FUNDS REQUESTING THAT THE BOARD
INSTITUTE PROCEDURES TO PREVENT THE FUNDS
FROM HOLDING INVESTMENTS IN COMPANIES
THAT, IN THE JUDGMENT OF THE BOARD,
SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR
CRIMES AGAINST HUMANITY

Affected funds:

Putnam Asset Allocation: Growth Portfolio
Putnam Voyager Fund

What is this proposal?

Certain shareholders of Putnam Asset Allocation: Growth Portfolio and Putnam Voyager Fund have advised the funds that they intend to present the following shareholder proposal at the meeting. For the reasons set forth after the proposal, the Trustees recommend a vote “AGAINST” the proposal.

The text of the proposal submitted by the shareholders and their supporting statement are quoted in their entirety below:

WHEREAS:

Putnam portfolio managers make investment decisions based on financial and legal considerations while seeming to ignore other issues. Even in the face of the most egregious violations of human rights, such as genocide, Putnam has released no policy to prevent investments that help fund or support such human rights violations.

2 As Article VI, Section 6 in the Declaration of Trust of The Putnam Fund for Growth and Income and as Article VI, Section 5 in the Declaration of Trust of The George Putnam Fund of Boston.

Ordinary individuals, through their investments in Putnam, may inadvertently invest in companies funding genocide because of investment decisions made on their behalf by Putnam. With no policy to prevent these problem investments, Putnam may at any time increase its holdings or involve new funds in such problem investments.

[For Putnam Voyager Fund:]

We believe that this problem is not merely theoretical, since many mutual funds are large holders of PetroChina, which, through its closely related parent, China National Petroleum Company, is providing funding that the Government of Sudan uses to conduct genocide in Darfur.

[For Putnam Asset Allocation: Growth Portfolio:]

We believe that this problem is not merely theoretical, since Putnam was one of the largest holders of PetroChina, which, through its closely related parent, China National Petroleum Company, is providing funding that the Government of Sudan uses to conduct genocide in Darfur.

[For both funds:]

We believe that in the face of the most extreme human rights crises investors share responsibility to act, individually and collectively, in addition to the role and responsibility of governments.

We believe that investors do not want their pensions and family savings connected to genocide. In KRC Research’s 2007 study, 71% of respondents said companies should take extreme cases of human rights abuses, such as genocide, into account rather than base investment decisions solely on economic criteria. Further, over 150,000 people have objected to financial firms about such problem investments. Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings to be complicit in genocide.

We believe that negative publicity resulting from the many national press reports and widespread consumer protests can damage the company’s reputation, hurt employee morale, increase its cost to acquire customers, and reduce the shareholder base for distributing expenses, all of which can negatively impact Putnam shareholders.

We see no compelling reason to invest in companies that fund genocide. We believe there are ample competitive alternatives and flexibility of investment choices, even with index funds. As noted by Gary Brinson’s classic study, investment returns are affected much more by asset allocation than by individual security selections, so avoiding a small number of problem companies need not result in any significant effect on performance.

Investor pressure has proven effective in influencing foreign governments. The campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

RESOLVED:

Shareholders request that the Board institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

DISCUSSION:

In addition to preventing future investments in problem companies, the proposal calls for corrective action to address existing investments in problem companies. If the fund can effectively influence the problem company’s management, then this may be an appropriate action. If not, the security should be sold.

This concludes the text of the proponents’ proposal and supporting statement. No fund is responsible for the contents of the proposal or the supporting statements. A fund will provide the names, addresses, and shareholdings (to the fund’s knowledge) of the proponents of the shareholder proposal promptly upon written request sent to the Clerk of the fund, attention “Fund Shareholder Meetings,” One Post Office Square, Boston, Massachusetts 02109, or by calling 1-800-225-1581 (this is a phone line set up to handle these requests; if you have any requests regarding how to vote your shares, please call 1-866-451-3787).

The Trustees’ Response to the Shareholder Proposal
and Recommendation

Why are the Trustees recommending a vote against
the proposals?

The Trustees condemn genocide, crimes against humanity and similar egregious violations of basic human rights. However, for the reasons set forth below, the Trustees recommend a vote against the shareholder proposals.

The U.S. Government maintains a comprehensive set of laws and regulations governing business relationships with countries that are believed to be responsible for egregious violations of basic human rights. These laws and regulations reflect consideration by experienced foreign policy experts of the nature of the particular problems in each country and often involve complex judgments whether certain types of business relationships might contribute to the problems in a particular country or, alternatively, might contribute to improving the conduct of the political regimes involved and the living conditions of the local populations. Putnam Management is committed to complying fully with all such laws and regulations currently in effect or that the U.S. Government might enact in the future with respect to investments in companies doing business with or in particular countries.

The proposed shareholder resolution calls upon the Board of Trustees to establish procedures and exercise its own judgment on these matters. The Trustees believe that this proposal would involve the Board in making judgments on matters that are beyond the range of its expertise and would inappropriately involve the Board in the process of making investment judgments for your fund’s portfolio.

As a general matter, the Trustees also believe that imposing constraints on the range of investment opportunities legally available to your fund solely because of political or social considerations would not be in the best interests of shareholders. Under your fund’s management contract with Putnam Management, Putnam Management has a fiduciary duty to examine the entire universe of potential investments to identify attractive securities in its efforts to deliver superior long-term investment results for clients. The available investment universe for each fund is defined by its stated investment objective and policies, as limited by applicable laws as noted above. Putnam Management has advised the Trustees that the process of identifying attractive securities for a fund’s portfolio includes an assessment of all relevant factors that could impact a security’s future value, including, for example, the risks associated with doing business with or in countries that are accused of egregious human rights violations. The Trustees believe that shareholders have invested in a fund based on the expectation that a fund would pursue the broad range of investment opportunities described in its prospectus and that it would not be appropriate to begin imposing additional limitations at this time based solely on political and social considerations. The Trustees believe that such limitations would be contrary to the interests of shareholders who are relying on Putnam Management to exercise its best investment judgment to help them meet important personal investment goals such as financing education, retirement and other critical personal needs.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders vote “AGAINST” this shareholder proposal.

What is the voting requirement for approving the
shareholder proposal?

Approval of the proposal requires an affirmative vote of a majority of the shares voted for each affected fund.

What is the effect of a favorable vote on the
shareholder proposal?

The shareholder proposal described above represents, for each affected fund, a recommendation to the Board of Trustees and is not legally binding. In the event that such a proposal is approved by shareholders, the Board of Trustees would take any such approval into consideration in determining whether the course of action recommended by such proposal would be in the best interests of each fund and its shareholders.

Further Information About Voting
and the Special Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal other than the election of Trustees (Proposal 1), in which case shareholders of each series of a trust vote together as a single class. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting. Shares of all classes of each fund vote together as a single class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast for approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, Inc., each of which is an affiliate of Putnam Management, may benefit indirectly from the approval of the proposed management contracts.

With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to other proposals, abstentions and broker non-votes have the effect of votes against such proposals. For Proposals 2-4, treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Information for all Putnam funds except funds that are
series of Putnam Variable Trust

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Investor Services, Inc. and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts and would be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholders, or (v) by attending the meeting and voting in person.

Information for funds that are series of
Putnam Variable Trust

Voting Process. With respect to funds that are series of Putnam Variable Trust only, as of the Record Date, certain insurance companies (each an “Insurance Company”) were shareholders of record of each fund that is a series of Putnam Variable Trust. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to funds that are series of Putnam Variable Trust, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the appropriate fund attributable to the Contract Owner in the same proportion as shares of that fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a fund.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Investor Services, Inc., Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies) and would be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this proxy statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in accordance with the Trustees’ recommendations. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on the proxy card, and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions, and to confirm that their instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting in person.

Information for all Putnam funds

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In addition, your fund has voluntarily undertaken to hold a shareholder meeting at least every five years for the purpose of electing your fund’s Trustees. As the last such meeting was held in 2004, the fund’s 2009 special meeting will satisfy this undertaking. The next such meeting is expected to be held in 2014. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

As described in more detail earlier in this proxy statement, the Board Policy and Nominating Committee of the Board of Trustees, which consists of Independent Trustees only, will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder or Contract Owner must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Agreement and Declaration of Trust and By-laws.

Expense of the solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Putnam funds have retained Broadridge Financial Solutions, 60 Research Road, Hingham, MA 02043, to aid in the solicitation of instructions for registered and nominee accounts. Broadridge Financial Solutions’ fee (estimated to be approximately $8 million), as well as the other expenses of the preparation of proxy statements and related materials, including printing and delivery costs and the proxy solicitation expenses, are borne by the funds.

Adjournment. If the quorum required for the meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in favor of one or more of Proposals 2-4 are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to one or more such proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment with respect to any proposal those proxies that they are entitled to vote in favor of such proposal, and will vote against any such adjournment those proxies required to be voted against such proposal. Any adjournment with respect to a proposal will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Adjournments proposed may be for a period or periods of not more than 60 days in the aggregate. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct such requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at http://www.putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management, your fund’s investment manager and administrator, is owned through a series of holding companies by Putnam Investments, LLC (“Putnam Investments”). Putnam Investments is a holding company that, except for a minority stake owned by employees, is owned (through a series of holding companies) by Great-West Lifeco Inc., which is a financial services holding company with interests in the life insurance, retirement, savings, and reinsurance businesses. Its businesses have operations in Canada, the United States and Europe. Great-West Lifeco Inc. is a majority-owned subsidiary of Power Financial Corporation. Power Financial Corporation is a diversified management and holding company that has interests, directly or indirectly, in companies that are active in the financial services sector in Canada, the United States and Europe. It also has substantial holdings in a group of energy, water, waste services, specialty minerals and cement and building materials companies in Europe. Power Corporation of Canada, a diversified international management and holding company, owns a majority of the voting securities of Power Financial Corporation. The Hon. Paul Desmarais, Sr., through a group of holding companies that he controls, has voting control of Power Corporation of Canada.

The address of each of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba R3C 3A5. The address of Mr. Desmarais, Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3, Canada. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Putnam Management provides investment advisory services to other funds that may have investment objectives and policies similar to those of your fund. The table in Appendix R identifies these other funds and states their net assets and their current management fee schedules.

Putnam Investments Limited. Putnam Investments Limited, which has been retained by Putnam Management as investment sub-adviser with respect to a portion of the assets of certain funds, is owned by Putnam International Holdings, LLC, which is a holding company owned by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are William T. Connolly (Head of Global Distribution), Simon L. Davis (Head of International Large Cap Equities), Alan G. McCormack (Head of Quantitative Equities), Jenny S. Mortan (Head of Global Consultant Relations), and Joseph T. Phoenix (Head of International Business). The address of Putnam Investments Limited and each of the directors other than William T. Connolly is Cassini House, 57-59 St. James’s Street, London, England SW1A 1LD. The address of Putnam International Holdings, LLC and of Mr. Connolly is One Post Office Square, Boston, Massachusetts 02109.

The Putnam Advisory Company, LLC. The Putnam Advisory Company, LLC, which has also been retained by Putnam Management to serve as sub-adviser for a portion of the assets of certain funds, is owned by Putnam Advisory Company, Limited Partnership, a holding company whose general partner (and minority owner) is Putnam Advisory Company GP, Inc., a holding company that is owned by Putnam, LLC, a holding company subsidiary (through a series of other holding companies) of Putnam Investments that is also the majority owner of Putnam Advisory Company, Limited Partnership and the sole owner of Putnam Advisory Company GP, Inc. The address of each of The Putnam Advisory Company, LLC, Putnam Advisory Company, Limited Partnership, Putnam Advisory Company GP, Inc. and Putnam, LLC is One Post Office Square, Boston, Massachusetts 02109.

Putnam Retail Management. Putnam Retail Management, your fund’s principal underwriter, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. The address of each of Putnam Retail Management and Putnam Retail Management GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Putnam Investor Services, Inc. Putnam Investor Services, Inc. serves as your fund’s investor servicing agent. Prior to January 1, 2009, your fund’s investor servicing agent was Putnam Fiduciary Trust Company (“PFTC”). Both Putnam Investor Services, Inc. and PFTC are subsidiaries of Putnam Investments. The address of Putnam Investor Services, Inc. and PFTC is One Post Office Square, Boston, Massachusetts 02109.

Payments to Putnam Management or its affiliates. Appendix S shows amounts paid to Putnam Management or its affiliates during each fund’s most recent fiscal year (ended between July 31, 2008 and June 30, 2009) for the services noted. The funds made no other material payments to Putnam Management or its affiliates during the periods shown.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name (year of birth),	Year first elected	Business experience
Office with the fund	to office	during past 5 years

Charles E. Porter	1989	Executive Vice President,
(Born 1938)*		Principal Executive Officer,
Executive Vice President,		Associate Treasurer and
Principal Executive Officer,		Compliance Liaison, The
Associate Treasurer and		Putnam Funds.
Compliance Liaison

Jonathan S. Horwitz	2004	Senior Vice President and
(Born 1955)*		Treasurer, The Putnam
Senior Vice President		Funds.
and Treasurer

Steven D. Krichmar	2002	Senior Managing Director,
(Born 1958)		Putnam Investments.
Vice President and
Principal Financial Officer

Janet C. Smith	2006	Managing Director,
(Born 1965)		Putnam Investments.
Vice President, Assistant
Treasurer and Principal
Accounting Officer

Susan G. Malloy	2007	Managing Director,
(Born 1957)		Putnam Investments.
Vice President and
Assistant Treasurer

Beth Mazor (Born 1958)	2002	Managing Director,
Vice President		Putnam Investments.

Robert R. Leveille	2007	Managing Director,
(Born 1969)		Putnam Investments.
Vice President and Chief
Compliance Officer

Mark C. Trenchard	2002	Managing Director,
(Born 1962)		Putnam Investments.
Vice President and BSA
Compliance Officer

Francis J. McNamara, III	2004	Senior Managing Director,
(Born 1955)		Putnam Investments,
Vice President and Chief		Putnam Management
Legal Officer		and Putnam Retail
Management.

James P. Pappas	2004	Managing Director,
(Born 1953)		Putnam Investments and
Vice President		Putnam Management.

Judith Cohen	1993	Vice President, Clerk and
(Born 1945)*		Assistant Treasurer, The
Vice President, Clerk and		Putnam Funds.
Assistant Treasurer

Wanda M. McManus	1993	Vice President, Senior
(Born 1947)*		Associate Treasurer and
Vice President, Senior		Assistant Clerk,
Associate Treasurer and		The Putnam Funds.
Assistant Clerk

Nancy E. Florek	2000	Vice President, Assistant
(Born 1957)*		Clerk, Assistant Treasurer
Vice President, Assistant		and Proxy Manager, The
Clerk, Assistant Treasurer		Putnam Funds.
and Proxy Manager

* Officers of each fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

5% Beneficial Ownership. As of June 30, 2009, to the knowledge of the funds, no person other than those listed on Appendix T owned beneficially or of record 5% or more of any class of shares of any Putnam fund.

Appendix A — Number of Shares Outstanding as of the Record Date

	Putnam Absolute Return	Putnam Absolute Return	Putnam Absolute Return	Putnam Absolute Return	Putnam American
	100 Fund	300 Fund	500 Fund	700 Fund	Government Income Fund

Class A	2,441,289.24	6,376,771.13	7,977,540.85	5,157,420.45	68,015,107.89

Class B	141,762.78	420,790.32	892,098.85	461,160.50	2,036,209.93

Class C	1,227,893.48	2,968,058.77	2,540,027.84	1,839,144.24	1,126,889.65

Class M	27,297.05	95,708.04	134,381.52	122,665.67	245,252.68

Class R	1,180.28	8,575.42	10,136.56	6,433.95	71,225.89

Class Y	1,586,197.39	3,071,040.21	1,960,011.30	1,719,440.18	846,881.68

	Putnam AMT-Free	Putnam Arizona Tax	Putnam Asia Pacific	Putnam Asset Allocation:	Putnam Asset Allocation:
	Municipal Fund	Exempt Income Fund	Equity Fund	Balanced Portfolio	Conservative Portfolio

Class A	22,454,768.96	7,086,505.79	540,864.97	95,421,517.82	42,883,286.22

Class B	1,002,396.04	350,785.63	9,220.00	13,795,600.39	4,458,001.62

Class C	1,387,445.97	158,340.60	2,050.06	10,391,816.28	4,767,212.77

Class M	86,379.06	133,049.17	1,187.97	2,233,090.12	1,039,504.39

Class R	—	—	1,000.00	688,108.58	256,659.05

Class Y	319,993.16	149,216.71	21,386.48	30,255,886.12	64,795,832.39

	Putnam Asset Allocation:	Putnam Asset Allocation:	Putnam California Tax	Putnam Capital	Putnam Capital
	Equity Portfolio	Growth Portfolio	Exempt Income Fund	Opportunities Fund	Spectrum Fund

Class A	1,276.65	103,809,940.21	209,280,358.18	23,980,414.07	924,400.93

Class B	—	18,957,296.27	3,897,016.24	5,095,953.37	24,124.19

Class C	—	12,778,357.56	5,376,037.49	1,453,134.72	65,689.24

Class M	—	2,784,387.18	491,239.76	633,627.41	1,451.08

Class R	—	899,534.41	—	288,480.30	666.67

Class Y	3,167,109.14	26,391,900.11	2,276,197.10	1,962,729.02	954,424.49

	Putnam Convertible	Putnam Diversified	Putnam Emerging	Putnam Equity	Putnam Equity
	Income-Growth Trust	Income Trust	Markets Equity Fund	Income Fund	Spectrum Fund

Class A	29,195,092.58	160,345,983.05	1,489,093.28	173,091,118.97	581,090.86

Class B	933,182.01	10,646,451.93	183,424.87	15,093,251.91	28,039.50

Class C	3,512,159.83	32,100,800.76	34,937.26	5,305,307.38	27,336.47

Class M	298,453.28	59,049,073.98	27,147.44	2,560,893.11	1,456.53

Class R	166,217.81	391,009.58	1,000.00	1,023,816.11	666.67

Class Y	4,256,132.23	35,837,549.24	176,536.08	24,707,911.51	127,353.13

	Putnam Europe	Putnam Floating Rate	The Putnam Fund for	The George Putnam Fund	Putnam Global
	Equity Fund	Income Fund	Growth and Income	of Boston	Consumer Fund

Class A	10,957,553.86	19,083,981.99	423,778,844.81	112,205,071.75	325,309.85

Class B	658,680.27	1,057,724.20	22,206,731.23	8,393,751.14	4,115.41

Class C	148,768.66	6,915,994.07	3,443,733.04	2,293,735.41	3,930.11

Class M	266,664.66	321,023.85	3,670,294.25	8,081,479.38	2,480.99

Class R	6,729.26	20,585.47	324,127.48	148,736.67	1,000.90

Class Y	584,925.70	13,025,560.39	7,142,552.85	10,128,025.58	26,923.77

	Putnam Global	Putnam Global	Putnam Global	Putnam Global Health	Putnam Global
	Energy Fund	Equity Fund	Financials Fund	Care Fund	Income Trust

Class A	454,728.64	108,866,232.79	517,416.11	24,865,629.05	7,940,959.73

Class B	22,145.82	7,477,847.75	16,640.85	2,008,854.90	630,325.33

Class C	13,017.42	1,994,239.39	17,139.23	534,053.44	306,525.46

Class M	5,680.09	1,939,463.76	1,586.89	309,568.40	1,492,843.73

Class R	1,000.20	195,725.86	1,000.70	39,119.99	44,891.49

Class Y	21,352.14	2,772,553.73	42,228.86	400,020.39	345,750.97

	Putnam Global	Putnam Global Natural	Putnam Global	Putnam Global	Putnam Global
	Industrials Fund	Resources Fund	Technology Fund	Telecommunications Fund	Utilities Fund

Class A	319,944.75	19,113,901.74	410,407.52	302,539.28	28,112,165.34

Class B	3,903.22	2,046,104.59	12,556.50	2,034.39	1,283,315.76

Class C	1,756.20	915,261.84	4,883.61	1,002.78	370,438.22

Class M	1,002.07	350,225.49	3,423.57	1,000.00	181,987.06

Class R	1,002.16	585,825.10	1,000.00	1,000.00	109,433.74

Class Y	12,258.07	656,390.58	22,955.51	9,220.13	353,938.35

	Putnam Growth	Putnam High Yield			Putnam Income
	Opportunities Fund	Advantage Fund	Putnam High Yield Trust	Putnam Income Fund	Strategies Fund

Class A	20,713,194.77	83,172,360.74	160,452,092.18	96,280,904.74	1,370,743.75

Class B	3,228,236.17	1,652,197.71	9,845,328.68	7,274,441.24	110,211.00

Class C	1,055,082.13	1,562,260.70	5,270,961.17	5,227,604.30	303,987.20

Class M	386,501.20	33,755,967.14	2,587,732.76	30,071,243.49	46,717.47

Class R	15,360.31	728,966.96	343,587.27	347,900.88	117.07

Class Y	450,767.47	9,365,964.65	6,407,080.39	30,558,704.19	2,767,856.54

	Putnam International	Putnam International	Putnam International	Putnam International New
	Capital Opportunities Fund	Equity Fund	Growth and Income Fund	Opportunities Fund	Putnam Investors Fund

Class A	30,545,765.00	82,611,326.17	34,147,949.39	25,897,452.11	125,093,062.42

Class B	2,570,337.78	8,165,953.98	3,417,998.84	1,922,067.94	12,272,326.87

Class C	2,201,155.65	5,972,279.38	1,611,291.07	719,049.42	3,638,366.53

Class M	385,631.75	1,879,711.51	697,637.17	689,681.95	2,191,473.75

Class R	1,990,186.95	289,562.44	262,354.56	115,213.38	133,481.44

Class Y	3,663,438.49	8,007,506.68	3,956,919.18	1,984,015.51	9,046,220.79

	Putnam Massachusetts	Putnam Michigan Tax	Putnam Mid Cap	Putnam Minnesota Tax	Putnam Money
	Tax Exempt Income Fund	Exempt Income Fund	Value Fund	Exempt Income Fund	Market Fund

Class A	26,107,136.80	9,281,805.84	50,785,937.19	9,015,087.92	2,547,401,446.87

Class B	1,675,822.93	433,937.23	2,951,345.47	705,076.00	69,768,030.48

Class C	1,528,960.41	31,985.44	1,657,297.07	365,569.83	28,041,998.06

Class M	407,196.79	78,197.89	517,058.00	71,099.16	47,190,115.94

Class R	—	—	803,907.76	—	11,907,710.91

Class T	—	—	—	—	29,000,297.99

Class Y	1,075,602.31	19,406.20	4,088,970.60	56,457.39	—

	Putnam Money Market	Putnam New Jersey Tax	Putnam New	Putnam New York Tax	Putnam Ohio Tax Exempt
	Liquidity Fund	Exempt Income Fund	Opportunities Fund	Exempt Income Fund	Income Fund

Class A	—	20,577,091.11	52,367,631.48	124,997,330.70	15,639,854.15

Class B	—	2,027,890.87	4,667,366.40	2,968,946.89	627,679.94

Class C	—	1,943,695.97	867,188.80	3,980,959.60	669,897.29

Class M	—	261,529.05	1,124,213.27	223,757.06	121,242.61

Class P	2,472,523,576.00	—	—	—	—

Class R	—	—	59,488.11	—	—

Class Y	—	419,841.04	6,833,758.04	351,160.42	178,816.64

	Putnam Pennsylvania Tax		Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady
	Exempt Income Fund	Putnam Research Fund	2010 Fund	2015 Fund	2020 Fund

Class A	17,316,086.63	15,468,115.70	1,137,546.10	3,067,660.06	2,488,778.66

Class B	1,375,560.11	2,456,219.18	13,190.43	34,790.34	51,665.61

Class C	1,309,685.47	989,020.61	22,292.74	28,595.43	27,709.65

Class M	280,015.43	379,958.85	4,371.70	21,233.81	15,637.19

Class R	—	9,088.34	31,932.15	57,616.89	33,696.85

Class Y	208,497.55	325,780.02	248,046.50	400,914.47	561,773.16

	Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady
	2025 Fund	2030 Fund	2035 Fund	2040 Fund	2045 Fund

Class A	2,304,460.10	2,042,039.35	1,508,091.06	1,011,173.94	772,053.76

Class B	56,865.58	52,133.72	31,213.54	16,627.48	11,125.83

Class C	14,859.86	11,177.07	9,899.02	2,986.29	1,345.46

Class M	8,245.80	47,405.22	4,463.06	1,119.26	369.07

Class R	81,143.57	45,924.75	47,896.89	46,066.85	27,242.35

Class Y	774,114.54	707,957.85	651,264.23	444,747.65	292,789.53

	Putnam RetirementReady	Putnam RetirementReady	Putnam Small Cap	Putnam Small Cap	Putnam Tax Exempt
	2050 Fund	Maturity Fund	Growth Fund	Value Fund	Income Fund

Class A	421,383.55	723,299.90	8,859,737.34	20,845,017.62	133,277,512.45

Class B	11,228.54	2,811.00	656,889.58	966,362.32	2,083,198.37

Class C	4,162.96	6,690.64	540,195.24	1,512,156.33	2,807,652.29

Class M	3,548.68	25,852.33	100,260.44	207,894.66	663,089.34

Class R	23,736.06	5,363.08	433,106.83	22,465.08	—

Class Y	162,319.75	214,657.76	619,338.15	2,471,260.78	589,312.79

	Putnam Tax Exempt Money	Putnam Tax-Free High	Putnam U.S. Government
	Market Fund	Yield Fund	Income Trust	Putnam Vista Fund	Putnam Voyager Fund

Class A	65,331,183.00	77,657,120.31	77,696,934.97	110,923,420.11	160,944,731.64

Class B	—	3,026,226.80	4,862,528.25	11,030,713.90	14,822,958.18

Class C	—	2,032,357.56	3,633,723.11	2,557,020.11	2,504,717.94

Class M	—	750,858.97	1,943,242.41	2,001,629.23	1,642,639.04

Class R	—	—	267,629.56	288,411.92	132,143.77

Class Y	—	420,528.87	1,000,928.54	6,761,068.57	7,173,555.78

	Putnam VT American	Putnam VT Capital	Putnam VT Diversified	Putnam VT Equity	Putnam VT The George
	Government Income Fund	Opportunities Fund	Income Fund	Income Fund	Putnam Fund of Boston

Class IA	7,606,269.42	981,891.11	21,566,462.63	16,860,691.01	15,654,047.26

Class IB	4,755,961.00	1,200,414.07	40,136,829.95	17,729,792.06	18,533,149.81

	Putnam VT Global Asset	Putnam VT Global	Putnam VT Global	Putnam VT Global	Putnam VT Growth
	Allocation Fund	Equity Fund	Health Care Fund	Utilities Fund	and Income Fund

Class IA	12,158,943.56	22,684,036.05	4,668,462.74	12,015,306.17	86,444,462.67

Class IB	5,482,668.99	3,382,207.22	7,253,262.39	2,264,366.85	21,733,158.10

	Putnam VT Growth			Putnam VT International	Putnam VT International
	Opportunities Fund	Putnam VT High Yield Fund	Putnam VT Income Fund	Equity Fund	Growth and Income Fund

Class IA	2,571,055.76	48,896,096.17	22,930,353.83	16,195,705.21	14,425,140.43

Class IB	3,472,210.16	18,304,940.73	16,928,359.03	41,235,161.02	6,988,438.28

	Putnam VT International		Putnam VT Mid Cap	Putnam VT Money	Putnam VT New
	New Opportunities Fund	Putnam VT Investors Fund	Value Fund	Market Fund	Opportunities Fund

Class IA	3,741,110.84	10,951,219.95	2,541,266.66	202,024,444.50	30,237,398.10

Class IB	1,838,998.92	22,172,997.60	1,383,088.97	179,311,894.61	4,811,769.44

		Putnam VT Small Cap
	Putnam VT Research Fund	Value Fund	Putnam VT Vista Fund	Putnam VT Voyager Fund

Class IA	2,746,716.62	6,267,411.95	7,649,143.06	25,286,054.07

Class IB	4,455,818.95	19,159,340.19	10,268,447.90	8,016,910.28

Appendix B — Dollar Range and Number of Shares Beneficially Owned

The following tables show the number of shares beneficially owned by each Trustee in each fund, as well as the value of those holdings in each fund and across all funds, as of June 30, 2009. In addition, the tables show the number and value of shares beneficially owned in each fund for the Trustees and officers as a group. Where the number of shares beneficially owned exceeds 1% of the class owned, the percentage is included in parentheses below. None of the Trustees or officers owned shares of Putnam Money Market Liquidity Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2035 Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, or Putnam VT Money Market Fund as of June 30, 2009. All references in the tables are to Class A shares unless otherwise indicated.

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Absolute Return 100 Fund		Putnam Absolute Return 300 Fund		Putnam Absolute Return 500 Fund

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$10,001-$50,000	999.001	$10,001-$50,000	3,772.453	$10,001-$50,000	3,804.183

Charles B. Curtis	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Myra R. Drucker	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Paul L. Joskow	$1-$10,000	150.000	$1-$10,000	150.000	$1-$10,000	149.105

Elizabeth T. Kennan	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

George Putnam, III	$10,001-$50,000	1,000.000	$10,001-$50,000	997.009	$10,001-$50,000	1,013.171

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Richard B. Worley	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	3,249.001	$50,001-$100,000	6,120.261	$50,001-$100,000	7,055.579
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$1-$10,000	960.379			$10,001-$50,000	1,810.724
	(Class Y Shares)	(Class Y Shares)			(Class Y Shares)	(Class Y Shares)

	Putnam Absolute Return 700 Fund		Putnam American Government Income Fund		Putnam AMT-Free Municipal Fund

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	101.451	$1-$10,000	100.915

Jameson A. Baxter	$10,001-$50,000	994.036	$1-$10,000	451.813	$1-$10,000	585.375

Charles B. Curtis	$1-$10,000	100.000	$1-$10,000	137.394	$1-$10,000	144.469

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	109.389	$1-$10,000	107.850

Myra R. Drucker	$1-$10,000	100.000	$1-$10,000	120.409	$1-$10,000	121.824

John A. Hill	$1-$10,000	100.000	Over $100,000	12,437.036	$1-$10,000	206.268

Paul L. Joskow	$1-$10,000	149.105	$10,001-$50,000	1,617.272	$1-$10,000	165.356

Elizabeth T. Kennan	$1-$10,000	100.000	$1-$10,000	147.975	$1-$10,000	122.832

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	112.781	$1-$10,000	111.389

Robert E. Patterson	$1-$10,000	100.000	$10,001-$50,000	2,299.974	$1-$10,000	122.930

George Putnam, III	$1-$10,000	808.898	$10,001-$50,000	3,435.238	$10,001-$50,000	888.401

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	356.077	$1-$10,000	174.108

Richard B. Worley	$1-$10,000	100.000	$1-$10,000	120.409	$1-$10,000	121.603

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	102.212	$1-$10,000	101.754

Trustees and Officers	$10,001-$50,000	3,152.346	Over $100,000	22,506.692	$10,001-$50,000	3,075.074
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
			Over $100,000	12,851.829
			(Class Y Shares)	(Class Y Shares)
				(1.29%)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Arizona Tax Exempt Income Fund		Putnam Asia Pacific Equity Fund		Putnam Asset Allocation: Balanced Portfolio

Ravi Akhoury	$1-$10,000	101.016	$1-$10,000	100.000	$1-$10,000	102.003

Jameson A. Baxter	$1-$10,000	199.613	$10,001-$50,000	2,569.373	Over $100,000	25,710.917

Charles B. Curtis	$1-$10,000	142.639	$1-$10,000	100.000	$1-$10,000	128.059

Robert J. Darretta	$1-$10,000	109.177	$1-$10,000	100.000	$1-$10,000	108.362

Myra R. Drucker	$1-$10,000	123.150	$1-$10,000	100.000	$10,001-$50,000	4,143.598

John A. Hill	$1-$10,000	240.028	$1-$10,000	100.000	Over $100,000	402,575.918

Paul L. Joskow	$1-$10,000	178.072	$1-$10,000	259.875	Over $100,000	28,499.751

Elizabeth T. Kennan	$1-$10,000	119.683	$1-$10,000	512.295	$1-$10,000	381.207

Kenneth R. Leibler	$1-$10,000	112.880	$1-$10,000	100.000	$1-$10,000	109.647

Robert E. Patterson	$1-$10,000	124.497	$1-$10,000	100.000	$10,001-$50,000	1,277.619

George Putnam, III	$10,001-$50,000	1,389.358	$10,001-$50,000	1,027.749	$10,001-$50,000	3,224.376

W. Thomas Stephens	$1-$10,000	170.021	$1-$10,000	100.000	$1-$10,000	100.810

Richard B. Worley	$1-$10,000	122.868	$1-$10,000	100.000	$1-$10,000	113.250

Robert L. Reynolds	$1-$10,000	102.169	$1-$10,000	100.000	$1-$10,000	102.003

Trustees and Officers	$10,001-$50,000	3,235.171	$50,001-$100,000	5,369.292	Over $100,000	466,577.521
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
				(1.06%)	Over $100,000	236,158.697
					(Class Y Shares)	(Class Y Shares)

	Putnam Asset Allocation:
	Conservative Portfolio		Putnam Asset Allocation: Equity Portfolio		Putnam Asset Allocation: Growth Portfolio

Ravi Akhoury	$1-$10,000	101.314	$1-$10,000	100.000	$1-$10,000	100.000
				(7.98%)

Jameson A. Baxter	$10,001-$50,000	1,344.237	None	0.000	Over $100,000	34,932.084

Charles B. Curtis	Over $100,000	14,111.008	None	0.000	Over $100,000	13,095.372

Robert J. Darretta	$1-$10,000	107.879	None	0.000	$1-$10,000	107.198

Myra R. Drucker	$1-$10,000	117.024	None	0.000	$50,001-$100,000	9,713.900

John A. Hill	Over $100,000	122,538.767	None	0.000	$50,001-$100,000	6,619.158

Paul L. Joskow	$1-$10,000	271.864	None	0.000	$10,001-$50,000	1,149.293

Elizabeth T. Kennan	$1-$10,000	378.620	None	0.000	$50,001-$100,000	5,405.355

Kenneth R. Leibler	$1-$10,000	110.258	None	0.000	$1-$10,000	107.588

Robert E. Patterson	$10,001-$50,000	1,350.310	None	0.000	$10,001-$50,000	2,402.978

George Putnam, III	$10,001-$50,000	4,965.041	None	0.000	Over $100,000	26,391.289

W. Thomas Stephens	$10,001-$50,000	5,532.640	None	0.000	$1-$10,000	109.726

Richard B. Worley	$1-$10,000	117.024	None	0.000	$1-$10,000	109.726

Robert L. Reynolds	$1-$10,000	102.183	$1-$10,000	100.000	$1-$10,000	100.000
				(7.98%)	$10,001-$50,000	4,646.164
					(Class Y Shares)	(Class Y Shares)

Trustees and Officers	Over $100,000	151,148.169	$1-$10,000	200.000	Over $100,000	106,671.544
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$10,001-$50,000	4,741.469		(15.97%)	Over $100,000	62,288.841
	(Class Y Shares)	(Class Y Shares)			(Class Y Shares)	(Class Y Shares)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam California Tax Exempt Income Fund		Putnam Capital Opportunities Fund		Putnam Capital Spectrum Fund

Ravi Akhoury	$1-$10,000	101.101	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	262.805	$10,001-$50,000	2,099.255	$10,001-$50,000	1,664.448

Charles B. Curtis	$1-$10,000	151.828	$1-$10,000	156.590	$1-$10,000	133.779

Robert J. Darretta	$1-$10,000	109.158	$1-$10,000	111.177	$1-$10,000	100.000

Myra R. Drucker	$1-$10,000	127.872	$1-$10,000	147.103	$1-$10,000	100.000

John A. Hill	$1-$10,000	209.054	Over $100,000	20,763.436	Over $100,000	6,752.194

Paul L. Joskow	$1-$10,000	203.342	$1-$10,000	270.093	$1-$10,000	167.224

Elizabeth T. Kennan	$1-$10,000	143.242	$10,001-$50,000	1,624.457	$1-$10,000	330.688

Kenneth R. Leibler	$1-$10,000	113.096	$1-$10,000	125.300	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	129.406	$10,001-$50,000	2,234.669	$1-$10,000	100.000

George Putnam, III	$10,001-$50,000	1,649.763	$10,001-$50,000	1,754.049	$10,001-$50,000	1,003.344

W. Thomas Stephens	$1-$10,000	183.752	$1-$10,000	147.103	$1-$10,000	100.000

Richard B. Worley	$1-$10,000	127.630	$1-$10,000	147.103	$1-$10,000	100.000

Robert L. Reynolds	$1-$10,000	102.117	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	3,614.166	Over $100,000	29,780.335	Over $100,000	10,851.677
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
			$50,001-$100,000	9,801.682	Over $100,000	(1.55%)
			(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	24,098.930
						(Class Y Shares)
						(3.65%)

	Putnam Convertible Income-Growth Trust		Putnam Diversified Income Trust		Putnam Emerging Markets Equity Fund

Ravi Akhoury	$1-$10,000	102.139	$1-$10,000	103.732	$1-$10,000	100.000

Jameson A. Baxter	Over $100,000	7,482.259	$50,001-$100,000	10,627.176	$10,001-$50,000	3,692.762

Charles B. Curtis	$1-$10,000	134.481	$1-$10,000	297.985	$1-$10,000	100.000

Robert J. Darretta	$1-$10,000	106.954	$1-$10,000	116.897	$1-$10,000	100.000

Myra R. Drucker	$1-$10,000	116.748	$1-$10,000	1,414.816	$1-$10,000	100.000

John A. Hill	Over $100,000	38,286.046	Over $100,000	165,242.437	$1-$10,000	500.000

Paul L. Joskow	$10,001-$50,000	2,135.670	$1-$10,000	465.336	$1-$10,000	158.983

Elizabeth T. Kennan	$10,001-$50,000	1,603.346	$50,001-$100,000	9,253.229	$1-$10,000	571.431

Kenneth R. Leibler	$1-$10,000	109.077	$1-$10,000	121.728	$1-$10,000	100.000

Robert E. Patterson	$50,001-$100,000	3,776.440	$10,001-$50,000	1,686.528	$1-$10,000	100.000

George Putnam, III	Over $100,000	14,624.437	$10,001-$50,000	6,526.946	$10,001-$50,000	1,503.759

W. Thomas Stephens	$1-$10,000	225.954	$1-$10,000	419.702	$1-$10,000	100.000

Richard B. Worley	$1-$10,000	115.815	$1-$10,000	139.123	$1-$10,000	100.000

Robert L. Reynolds	$1-$10,000	102.139	$1-$10,000	105.729	$1-$10,000	100.000

Trustees and Officers	Over $100,000	70,169.718	Over $100,000	302,453.434	$50,001-$100,000	7,326.935
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	Over $100,000	33,049.404	Over $100,000	77,521.530	Over $100,000	15,164.699
	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)
		(1.58%)				(10.02%)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Equity Income Fund		Putnam Equity Spectrum Fund		Putnam Europe Equity Fund

Ravi Akhoury	$1-$10,000	100.996	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	Over $100,000	13,607.496	$10,001-$50,000	1,668.892	$10,001-$50,000	2,789.669

Charles B. Curtis	$1-$10,000	273.907	$1-$10,000	135.044	$1-$10,000	133.974

Robert J. Darretta	$1-$10,000	208.222	$1-$10,000	100.000	$1-$10,000	122.007

Myra R. Drucker	$10,001-$50,000	2,353.318	$1-$10,000	100.000	$1-$10,000	127.803

John A. Hill	Over $100,000	21,175.440	Over $100,000	6,821.282	$1-$10,000	639.019
				(1.72%)

Paul L. Joskow	Over $100,000	17,686.574	$1-$10,000	168.805	$1-$10,000	593.546

Elizabeth T. Kennan	$10,001-$50,000	1,593.759	$1-$10,000	198.807	$10,001-$50,000	936.112

Kenneth R. Leibler	$1-$10,000	231.033	$1-$10,000	100.000	$1-$10,000	124.657

Robert E. Patterson	$10,001-$50,000	3,338.147	$1-$10,000	100.000	$10,001-$50,000	2,473.942

George Putnam, III	Over $100,000	57,154.871	$10,001-$50,000	1,005.362	$10,001-$50,000	1,193.131

W. Thomas Stephens	$1-$10,000	376.099	$1-$10,000	100.000	$1-$10,000	171.780

Richard B. Worley	$1-$10,000	252.400	$1-$10,000	100.000	$1-$10,000	127.803

Robert L. Reynolds	$1-$10,000	100.996	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	Over $100,000	123,118.914	Over $100,000	10,798.192	Over $100,000	10,194.720
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	Over $100,000	35,235.215		(2.73%)
	(Class Y Shares)	(Class Y Shares)

	Putnam Floating Rate Income Fund		The Putnam Fund for Growth and Income		The George Putnam Fund of Boston

Ravi Akhoury	$1-$10,000	100.919	$1-$10,000	100.941	$1-$10,000	101.043

Jameson A. Baxter	$10,001-$50,000	2,524.656	Over $100,000	14,369.217	Over $100,000	14,452.830

Charles B. Curtis	$1-$10,000	123.105	$1-$10,000	272.006	$1-$10,000	361.780

Robert J. Darretta	$1-$10,000	111.153	$1-$10,000	222.649	$1-$10,000	121.972

Myra R. Drucker	$1-$10,000	128.533	$1-$10,000	248.998	$1-$10,000	144.863

John A. Hill	$1-$10,000	102.156	Over $100,000	32,662.080	Over $100,000	25,013.813

Paul L. Joskow	$1-$10,000	227.089	Over $100,000	13,163.607	$10,001-$50,000	2,448.268

Elizabeth T. Kennan	$1-$10,000	121.004	$1-$10,000	549.345	$1-$10,000	797.507

Kenneth R. Leibler	$1-$10,000	116.642	$1-$10,000	240.257	$1-$10,000	135.307

Robert E. Patterson	$1-$10,000	1,226.814	$10,001-$50,000	1,416.221	$10,001-$50,000	1,479.845

George Putnam, III	$10,001-$50,000	4,416.485	Over $100,000	14,093.755	Over $100,000	39,223.546

W. Thomas Stephens	$50,001-$100,000	8,142.333	$1-$10,000	380.935	$1-$10,000	372.239

Richard B. Worley	$1-$10,000	128.296	$1-$10,000	248.998	$1-$10,000	144.863

Robert L. Reynolds	$1-$10,000	101.976	$1-$10,000	100.941	$1-$10,000	102.604

Trustees and Officers	Over $100,000	18,276.508	Over $100,000	78,105.912	Over $100,000	86,653.129
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	Over $100,000	55,754.996	Over $100,000	19,937.263	$50,001-$100,000	7,906.376
	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)

	Putnam Global Consumer Fund		Putnam Global Energy Fund		Putnam Global Equity Fund

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	526.870	$1-$10,000	482.160	$50,001-$100,000	11,227.448

Charles B. Curtis	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	451.962

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	102.965

Myra R. Drucker	$1-$10,000	100.000	$1-$10,000	100.000	$10,001-$50,000	3,355.073

John A. Hill	$1-$10,000	100.000	$1-$10,000	100.000	Over $100,000	38,624.589

Paul L. Joskow	$1-$10,000	146.056	$1-$10,000	138.376	$1-$10,000	652.572

Elizabeth T. Kennan	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	1,194.835

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	104.598

Robert E. Patterson	$1-$10,000	100.000	$1-$10,000	100.000	$50,001-$100,000	11,106.153

George Putnam, III	$10,001-$50,000	1,126.126	$10,001-$50,000	1,111.111	Over $100,000	34,309.815

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	660.501

Richard B. Worley	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	105.713

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	2,899.052	$10,001-$50,000	2,831.647	Over $100,000	103,265.797
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
					$50,001-$100,000	8,361.135
					(Class Y Shares)	(Class Y Shares)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Global Financials Fund		Putnam Global Health Care Fund		Putnam Global Income Trust

Ravi Akhoury	$1-$10,000	100.000	$50,001-$100,000	1,333.350	$1-$10,000	102.312

Jameson A. Baxter	$1-$10,000	574.053	$1-$10,000	228.195	$10,001-$50,000	1,059.711

Charles B. Curtis	$1-$10,000	100.000	$1-$10,000	162.208	$1-$10,000	152.934

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	127.791	$1-$10,000	111.704

Myra R. Drucker	$1-$10,000	100.000	$1-$10,000	162.208	$1-$10,000	126.874

John A. Hill	$1-$10,000	100.000	Over $100,000	4,588.034	$1-$10,000	176.079

Paul L. Joskow	$1-$10,000	144.788	$10,001-$50,000	705.778	$1-$10,000	210.448

Elizabeth T. Kennan	$1-$10,000	100.000	$1-$10,000	162.208	$1-$10,000	399.023

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	141.266	$1-$10,000	114.987

Robert E. Patterson	$1-$10,000	100.000	$10,001-$50,000	371.480	$10,001-$50,000	922.979

George Putnam, III	$10,001-$50,000	1,396.648	Over $100,000	4,448.910	$50,001-$100,000	4,408.805

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	224.231	$1-$10,000	191.873

Richard B. Worley	$1-$10,000	100.000	$1-$10,000	162.208	$1-$10,000	126.607

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	103.487

Trustees and Officers	$10,001-$50,000	3,215.489	Over $100,000	12,942.730	$50,001-$100,000	8,207.823
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	Over $100,000	25,063.017	Over $100,000	4,575.853	Over $100,000	13,406.264
	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)
		(65.45%)		(1.35%)		(3.26%)

	Putnam Global Industrials Fund		Putnam Global Natural Resources Fund		Putnam Global Technology Fund

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	520.833	$10,001-$50,000	1,439.019	$1-$10,000	478.011

Charles B. Curtis	$1-$10,000	100.000	$1-$10,000	228.718	$1-$10,000	100.000

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	142.671	$1-$10,000	100.000

Myra R. Drucker	$1-$10,000	100.000	$1-$10,000	201.496	$1-$10,000	100.000

John A. Hill	$1-$10,000	100.000	Over $100,000	12,510.731	$1-$10,000	100.000

Paul L. Joskow	$1-$10,000	140.845	$1-$10,000	249.031	$1-$10,000	141.509

Elizabeth T. Kennan	$1-$10,000	100.000	$10,001-$50,000	2,103.902	$1-$10,000	100.000

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	160.002	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	100.000	$1-$10,000	556.234	$1-$10,000	100.000

George Putnam, III	$10,001-$50,000	1,234.568	$10,001-$50,000	2,446.772	$10,001-$50,000	1,084.599

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	301.720	$1-$10,000	100.000

Richard B. Worley	$1-$10,000	100.000	$1-$10,000	201.496	$1-$10,000	100.000

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	2,996.246	Over $100,000	20,741.792	$10,001-$50,000	2,804.119
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
			Over $100,000	7,781.644
			(Class Y Shares)	(Class Y Shares)
				(1.24%)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Global Telecommunications Fund		Putnam Global Utilities Fund		Putnam Growth Opportunities Fund

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	101.451	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	531.915	$1-$10,000	686.316	$1-$10,000	479.604

Charles B. Curtis	$1-$10,000	100.000	$1-$10,000	124.878	$1-$10,000	105.939

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	104.968	$1-$10,000	100.000

Myra R. Drucker	$1-$10,000	100.000	$1-$10,000	110.876	$1-$10,000	100.867

John A. Hill	$1-$10,000	100.000	$10,001-$50,000	3,577.554	$10,001-$50,000	2,532.828

Paul L. Joskow	$1-$10,000	147.929	$10,001-$50,000	1,047.059	$1-$10,000	834.652

Elizabeth T. Kennan	$1-$10,000	100.000	$1-$10,000	122.891	$1-$10,000	100.867

Kenneth R. Leibler	$1-$10,000	100.000	$1-$10,000	106.034	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	100.000	$1-$10,000	759.653	$10,001-$50,000	2,146.569

George Putnam, III	$10,001-$50,000	1,173.709	$10,001-$50,000	2,302.391	$10,001-$50,000	2,785.949

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	179.645	$1-$10,000	101.894

Richard B. Worley	$1-$10,000	100.000	$1-$10,000	110.298	$1-$10,000	100.867

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	101.451	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	2,953.553	$50,001-$100,000	9,435.465	Over $100,000	9,772.107
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
			$1-$10,000	548.835	$10,001-$50,000	1,117.922
			(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)

	Putnam High Yield Advantage Fund		Putnam High Yield Trust		Putnam Income Fund

Ravi Akhoury	$1-$10,000	103.082	$1-$10,000	103.139	$1-$10,000	102.907

Jameson A. Baxter	$10,001-$50,000	3,180.238	Over $100,000	23,324.278	$10,001-$50,000	4,937.261

Charles B. Curtis	$1-$10,000	199.006	$1-$10,000	539.814	$1-$10,000	151.476

Robert J. Darretta	$1-$10,000	117.935	$1-$10,000	117.628	$1-$10,000	115.377

Myra R. Drucker	$1-$10,000	143.673	$1-$10,000	296.035	$1-$10,000	129.018

John A. Hill	$50,001-$100,000	19,007.694	Over $100,000	17,431.120	Over $100,000	177,776.464

Paul L. Joskow	$10,001-$50,000	4,555.602	$50,001-$100,000	8,601.853	$1-$10,000	258.071

Elizabeth T. Kennan	$1-$10,000	633.369	$1-$10,000	853.422	$10,001-$50,000	4,277.182

Kenneth R. Leibler	$1-$10,000	124.554	$1-$10,000	124.170	$1-$10,000	119.566

Robert E. Patterson	$50,001-$100,000	11,244.766	$50,001-$100,000	8,706.869	$10,001-$50,000	1,810.768

George Putnam, III	$10,001-$50,000	4,325.059	Over $100,000	25,640.666	$10,001-$50,000	7,413.692

W. Thomas Stephens	$1-$10,000	292.670	$1-$10,000	500.037	$1-$10,000	190.829

Richard B. Worley	$1-$10,000	143.673	$1-$10,000	287.614	$1-$10,000	129.018

Robert L. Reynolds	$1-$10,000	104.753	$1-$10,000	104.862	$1-$10,000	104.464

Trustees and Officers	Over $100,000	44,176.074	Over $100,000	88,486.291	Over $100,000	221,439.013
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$10,001-$50,000	2,142.788	Over $100,000	45,682.860	Over $100,000	233,156.662
	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

			Putnam International Capital
	Putnam Income Strategies Fund		Opportunities Fund		Putnam International Equity Fund

Ravi Akhoury	$1-$10,000	102.134	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$10,001-$50,000	6,049.886	Over $100,000	9,436.596	Over $100,000	12,046.543

Charles B. Curtis	$1-$10,000	123.903	Over $100,000	4,681.229	Over $100,000	6,641.256

Robert J. Darretta	$1-$10,000	114.596	$1-$10,000	107.496	$1-$10,000	123.413

Myra R. Drucker	$1-$10,000	123.540	$1-$10,000	112.847	$1-$10,000	136.557

John A. Hill	Over $100,000	29,391.280	$10,001-$50,000	858.114	Over $100,000	23,671.129
		(2.10%)

Paul L. Joskow	$1-$10,000	588.939	$10,001-$50,000	458.875	$50,001-$100,000	3,436.552

Elizabeth T. Kennan	$10,001-$50,000	2,142.266	$10,001-$50,000	1,659.332	$1-$10,000	561.098

Kenneth R. Leibler	$1-$10,000	118.732	$1-$10,000	109.672	$1-$10,000	131.994

Robert E. Patterson	$1-$10,000	1,181.065	$10,001-$50,000	1,966.800	$50,001-$100,000	4,968.024

George Putnam, III	$10,001-$50,000	3,533.617	$10,001-$50,000	1,850.698	$50,001-$100,000	5,509.071

W. Thomas Stephens	$1-$10,000	123.903	$1-$10,000	135.033	$1-$10,000	244.579

Richard B. Worley	$1-$10,000	116.510	$1-$10,000	112.847	$1-$10,000	136.557

Robert L. Reynolds	$1-$10,000	103.301	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	Over $100,000	43,935.196	Over $100,000	22,738.588	Over $100,000	63,064.443
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
		(3.15%)	Over $100,000	12,346.292	$50,001-$100,000	3,486.918
			(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)

	Putnam International Growth		Putnam International New
	and Income Fund		Opportunities Fund		Putnam Investors Fund

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$50,001-$100,000	8,756.289	$10,001-$50,000	3,588.827	Over $100,000	16,562.067

Charles B. Curtis	$1-$10,000	142.429	$1-$10,000	105.952	$1-$10,000	339.611

Robert J. Darretta	$1-$10,000	120.787	$1-$10,000	101.357	$1-$10,000	329.050

Myra R. Drucker	$1-$10,000	135.602	$1-$10,000	103.705	$10,001-$50,000	3,020.863

John A. Hill	Over $100,000	18,043.415	$50,001-$100,000	5,031.033	Over $100,000	48,193.893

Paul L. Joskow	$1-$10,000	1,019.160	$10,001-$50,000	1,426.685	$50,001-$100,000	9,840.702

Elizabeth T. Kennan	$1-$10,000	879.333	$1-$10,000	205.034	$10,001-$50,000	3,384.795

Kenneth R. Leibler	$1-$10,000	132.981	$1-$10,000	101.807	$1-$10,000	329.267

Robert E. Patterson	$50,001-$100,000	7,500.133	$10,001-$50,000	4,010.708	$50,001-$100,000	7,311.853

George Putnam, III	$10,001-$50,000	3,008.279	$50,001-$100,000	7,270.555	$50,001-$100,000	6,168.940

W. Thomas Stephens	$1-$10,000	202.078	$1-$10,000	153.497	$1-$10,000	400.824

Richard B. Worley	$1-$10,000	135.602	$1-$10,000	103.705	$1-$10,000	331.175

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	Over $100,000	41,355.435	Over $100,000	23,822.031	Over $100,000	98,924.856
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$10,001-$50,000	5,274.831	Over $100,000	10,679.712	Over $100,000	36,678.952
	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Massachusetts Tax Exempt
	Income Fund		Putnam Michigan Tax Exempt Income Fund		Putnam Mid Cap Value Fund

Ravi Akhoury	$1-$10,000	100.942	$1-$10,000	100.944	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	207.487	$1-$10,000	198.223	$10,001-$50,000	2,397.257

Charles B. Curtis	$1-$10,000	143.568	$1-$10,000	141.360	$1-$10,000	161.508

Robert J. Darretta	$1-$10,000	108.990	$1-$10,000	107.757	$1-$10,000	119.807

Myra R. Drucker	$1-$10,000	123.764	$1-$10,000	119.852	$1-$10,000	152.392

John A. Hill	$1-$10,000	190.802	$1-$10,000	180.460	$1-$10,000	165.961

Paul L. Joskow	$1-$10,000	171.960	$1-$10,000	176.980	$1-$10,000	182.980

Elizabeth T. Kennan	$1-$10,000	125.063	$1-$10,000	116.606	$1-$10,000	469.860

Kenneth R. Leibler	$1-$10,000	112.570	$1-$10,000	111.035	$1-$10,000	134.415

Robert E. Patterson	$1-$10,000	102.483	$1-$10,000	121.197	$10,001-$50,000	1,909.536

George Putnam, III	$50,001-$100,000	6,641.649	$10,001-$50,000	1,411.609	$10,001-$50,000	3,260.326

W. Thomas Stephens	$1-$10,000	173.513	$1-$10,000	167.770	$1-$10,000	152.392

Richard B. Worley	$1-$10,000	123.526	$1-$10,000	119.649	$1-$10,000	152.392

Robert L. Reynolds	$1-$10,000	102.359	$1-$10,000	101.799	$1-$10,000	100.000

Trustees and Officers	Over $100,000	23,998.416	$10,001-$50,000	3,175.241	$50,001-$100,000	9,718.732
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
					Over $100,000	19,698.384
					(Class Y Shares)	(Class Y Shares)

	Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund		Putnam New Jersey Tax Exempt Income Fund

Ravi Akhoury	$1-$10,000	100.862	$50,001-$100,000	75,337.280	$1-$10,000	100.933

Jameson A. Baxter	$1-$10,000	196.300	$50,001-$100,000	99,711.210	$1-$10,000	202.377

Charles B. Curtis	$1-$10,000	139.454	Over $100,000	141,570.540	$1-$10,000	139.535

Robert J. Darretta	$1-$10,000	107.486	Over $100,000	507,962.080	$1-$10,000	107.966

Myra R. Drucker	$1-$10,000	120.113	$1-$10,000	115.700	$1-$10,000	120.527

John A. Hill	$1-$10,000	240.878	Over $100,000	212,767.220	$1-$10,000	250.914

Paul L. Joskow	$1-$10,000	178.223	Over $100,000	236,964.630	$1-$10,000	174.813

Elizabeth T. Kennan	$1-$10,000	117.004	$1-$10,000	9,252.070	$1-$10,000	121.732

Kenneth R. Leibler	$1-$10,000	110.840	$1-$10,000	3,659.470	$1-$10,000	111.440

Robert E. Patterson	$1-$10,000	121.426	Over $100,000	106,747.040	$1-$10,000	121.743

George Putnam, III	$10,001-$50,000	1,418.280	Over $100,000	397,841.990	$10,001-$50,000	1,374.548

W. Thomas Stephens	$1-$10,000	166.739	Over $100,000	369,501.420	$1-$10,000	166.428

Richard B. Worley	$1-$10,000	119.882	$1-$10,000	2,909.210	$1-$10,000	120.286

Robert L. Reynolds	$1-$10,000	101.650	$50,001-$100,000	53,904.380	$1-$10,000	101.758

Trustees and Officers	$10,001-$50,000	3,239.137	Over $100,000	3,029,030.470	$10,001-$50,000	3,215.000
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)

	Putnam New Opportunities Fund		Putnam New York Tax Exempt Income Fund		Putnam Ohio Tax Exempt Income Fund

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	100.998	$1-$10,000	100.942

Jameson A. Baxter	Over $100,000	4,514.129	$1-$10,000	942.274	$1-$10,000	198.159

Charles B. Curtis	$1-$10,000	184.036	$1-$10,000	489.182	$1-$10,000	138.557

Robert J. Darretta	$1-$10,000	139.653	$1-$10,000	108.317	$1-$10,000	108.001

Myra R. Drucker	$1-$10,000	139.653	$1-$10,000	308.202	$1-$10,000	120.704

John A. Hill	$10,001-$50,000	1,401.936	Over $100,000	118,827.202	$1-$10,000	260.776

Paul L. Joskow	$10,001-$50,000	1,116.807	Over $100,000	15,812.553	$1-$10,000	178.636

Elizabeth T. Kennan	$1-$10,000	145.147	$1-$10,000	564.439	$1-$10,000	117.293

Kenneth R. Leibler	$1-$10,000	139.653	$1-$10,000	270.390	$1-$10,000	111.434

Robert E. Patterson	$10,001-$50,000	626.801	$1-$10,000	297.907	$1-$10,000	121.999

George Putnam, III	$50,001-$100,000	1,596.493	$10,001-$50,000	3,612.024	$10,001-$50,000	1,406.875

W. Thomas Stephens	$1-$10,000	216.699	$1-$10,000	178.271	$1-$10,000	168.022

Richard B. Worley	$1-$10,000	139.653	$1-$10,000	300.011	$1-$10,000	120.488

Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	101.909	$1-$10,000	101.801

Trustees and Officers	Over $100,000	11,498.645	Over $100,000	141,913.679	$10,001-$50,000	3,253.687
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	Over $100,000	4,588.332
	(Class Y Shares)	(Class Y Shares)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Pennsylvania Tax Exempt				Putnam RetirementReady 2010 Fund
	Income Fund		Putnam Research Fund		(Class Y Shares)

Ravi Akhoury	$1-$10,000	100.930	$1-$10,000	100.000	None	0.000

Jameson A. Baxter	$1-$10,000	205.231	$1-$10,000	423.972	None	0.000

Charles B. Curtis	$1-$10,000	139.567	$1-$10,000	107.374	None	0.000

Robert J. Darretta	$1-$10,000	107.773	$1-$10,000	101.409	None	0.000

Myra R. Drucker	$1-$10,000	120.283	$1-$10,000	102.294	None	0.000

John A. Hill	$1-$10,000	256.779	$50,001-$100,000	5,687.307	None	0.000

Paul L. Joskow	$1-$10,000	179.888	$50,001-$100,000	5,586.933	None	0.000

Elizabeth T. Kennan	$1-$10,000	121.671	$1-$10,000	148.760	None	0.000

Kenneth R. Leibler	$1-$10,000	111.178	$1-$10,000	101.519	None	0.000

Robert E. Patterson	$1-$10,000	121.666	$1-$10,000	145.779	None	0.000

George Putnam, III	$10,001-$50,000	1,400.350	$10,001-$50,000	1,777.948	None	0.000

W. Thomas Stephens	$1-$10,000	171.705	$1-$10,000	102.294	None	0.000

Richard B. Worley	$1-$10,000	120.095	$1-$10,000	102.294	None	0.000

Robert L. Reynolds	$1-$10,000	101.798	$1-$10,000	100.000	None	0.000

Trustees and Officers	$10,001-$50,000	3,258.914	Over $100,000	14,587.883	$1-$10,000	275.545
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class Y Shares)	(Class Y Shares)
			$10,001-$50,000	3,915.314
			(Class Y Shares)	(Class Y Shares)
				(1.21%)

	Putnam RetirementReady 2015 Fund		Putnam RetirementReady 2020 Fund		Putnam RetirementReady 2025 Fund

Ravi Akhoury	None	0.000	None	0.000	None	0.000

Jameson A. Baxter	None	0.000	$10,001-$50,000	1,376.352	None	0.000

Charles B. Curtis	None	0.000	$1-$10,000	429.495	None	0.000

Robert J. Darretta	None	0.000	None	0.000	$1-$10,000	403.896

Myra R. Drucker	None	0.000	$50,001-$100,000	5,770.369	None	0.000

John A. Hill	None	0.000	None	0.000	None	0.000

Paul L. Joskow	$1-$10,000	636.384	None	0.000	None	0.000

Elizabeth T. Kennan	None	0.000	None	0.000	None	0.000

Kenneth R. Leibler	$1-$10,000	392.844	None	0.000	None	0.000

Robert E. Patterson	None	0.000	$1-$10,000	624.441	None	0.000

George Putnam, III	None	0.000	None	0.000	$10,001-$50,000	1,402.248

W. Thomas Stephens	$1-$10,000	417.087	None	0.000	None	0.000

Richard B. Worley	None	0.000	$1-$10,000	300.000	None	0.000

Robert L. Reynolds	None	0.000	None	0.000	None	0.000

Trustees and Officers	$10,001-$50,000	1,446.315	Over $100,000	8,500.657	$10,001-$50,000	1,806.144
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$10,001-$50,000	3,183.074
	(Class Y Shares)	(Class Y Shares)

	Putnam RetirementReady 2040 Fund		Putnam RetirementReady 2045 Fund		Putnam RetirementReady 2050 Fund

Ravi Akhoury	None	0.000	None	0.000	None	0.000

Jameson A. Baxter	None	0.000	None	0.000	None	0.000

Charles B. Curtis	None	0.000	None	0.000	None	0.000

Robert J. Darretta	None	0.000	None	0.000	None	0.000

Myra R. Drucker	None	0.000	None	0.000	None	0.000

John A. Hill	None	0.000	None	0.000	$10,001-$50,000	1,567.470

Paul L. Joskow	None	0.000	None	0.000	None	0.000

Elizabeth T. Kennan	None	0.000	$1-$10,000	449.202	None	0.000

Kenneth R. Leibler	None	0.000	None	0.000	None	0.000

Robert E. Patterson	None	0.000	None	0.000	None	0.000

George Putnam, III	None	0.000	None	0.000	None	0.000

W. Thomas Stephens	None	0.000	None	0.000	None	0.000

Richard B. Worley	None	0.000	None	0.000	None	0.000

Robert L. Reynolds	$1-$10,000	300.000	None	0.000	None	0.000

Trustees and Officers	$1-$10,000	300.000	$1-$10,000	449.202	$10,001-$50,000	1,567.470
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam RetirementReady Maturity Fund		Putnam Small Cap Growth Fund		Putnam Small Cap Value Fund

Ravi Akhoury	$1-$10,000	305.566	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	None	0.000	$10,001-$50,000	924.796	$10,001-$50,000	4,927.330

Charles B. Curtis	None	0.000	$1-$10,000	703.239	$1-$10,000	238.558

Robert J. Darretta	None	0.000	$1-$10,000	115.419	$1-$10,000	136.042

Myra R. Drucker	None	0.000	$1-$10,000	131.168	$1-$10,000	220.835

John A. Hill	None	0.000	$50,001-$100,000	7,187.490	Over $100,000	30,510.193

Paul L. Joskow	None	0.000	$1-$10,000	136.997	$10,001-$50,000	3,010.159

Elizabeth T. Kennan	None	0.000	$1-$10,000	524.672	$1-$10,000	838.497

Kenneth R. Leibler	None	0.000	$1-$10,000	122.450	$1-$10,000	164.073

Robert E. Patterson	None	0.000	$1-$10,000	590.611	$10,001-$50,000	1,975.309

George Putnam, III	None	0.000	Over $100,000	9,590.839	$10,001-$50,000	3,509.266

W. Thomas Stephens	None	0.000	$1-$10,000	131.168	$1-$10,000	220.835

Richard B. Worley	None	0.000	$1-$10,000	131.168	$1-$10,000	220.835

Robert L. Reynolds	None	0.000	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	$1-$10,000	305.566	Over $100,000	20,574.150	Over $100,000	46,171.932
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	$1-$10,000	126.329	$10,001-$50,000	2,883.484	Over $100,000	19,796.557
	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)

	Putnam Tax Exempt Income Fund		Putnam Tax Exempt Money Market Fund		Putnam Tax-Free High Yield Fund

Ravi Akhoury	$1-$10,000	101.072	$1-$10,000	100.000	$1-$10,000	101.448

Jameson A. Baxter	$10,001-$50,000	3,031.339	$1-$10,000	2,269.450	$10,001-$50,000	1,449.197

Charles B. Curtis	$1-$10,000	498.339	$1-$10,000	1,691.310	$1-$10,000	254.773

Robert J. Darretta	$1-$10,000	108.746	$1-$10,000	102.880	$1-$10,000	110.947

Myra R. Drucker	$1-$10,000	443.754	Over $100,000	127,877.190	$1-$10,000	212.672

John A. Hill	$1-$10,000	1,132.478	Over $100,000	1,666,716.040	$1-$10,000	456.734
				(2.41%)

Paul L. Joskow	$1-$10,000	537.406	$1-$10,000	3,492.030	$1-$10,000	317.479

Elizabeth T. Kennan	$1-$10,000	451.195	$1-$10,000	165.450	$1-$10,000	215.378

Kenneth R. Leibler	$1-$10,000	274.899	$1-$10,000	105.790	$1-$10,000	115.058

Robert E. Patterson	$1-$10,000	513.207	$1-$10,000	100.000	$1-$10,000	215.494

George Putnam, III	$10,001-$50,000	5,196.480	$10,001-$50,000	10,942.710	$10,001-$50,000	3,062.465

W. Thomas Stephens	$1-$10,000	357.511	Over $100,000	209,630.850	$1-$10,000	313.735

Richard B. Worley	$1-$10,000	435.055	$1-$10,000	110.860	$1-$10,000	212.144

Robert L. Reynolds	$1-$10,000	102.088	$1-$10,000	100.000	$1-$10,000	102.796

Trustees and Officers	Over $100,000	13,183.569	Over $100,000	2,236,076.350	$50,001-$100,000	7,140.320
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
				(3.23%)

	Putnam U.S. Government Income Trust		Putnam Vista Fund		Putnam Voyager Fund

Ravi Akhoury	$1-$10,000	101.561	$1-$10,000	100.000	$1-$10,000	100.000

Jameson A. Baxter	$10,001-$50,000	2,290.777	Over $100,000	16,568.336	$50,001-$100,000	6,391.651

Charles B. Curtis	$50,001-$100,000	4,068.861	$1-$10,000	199.673	$1-$10,000	109.618

Robert J. Darretta	$1-$10,000	109.089	$1-$10,000	186.546	$1-$10,000	100.000

Myra R. Drucker	$1-$10,000	168.298	$10,001-$50,000	2,321.473	$1-$10,000	100.707

John A. Hill	Over $100,000	9,100.127	Over $100,000	14,987.079	Over $100,000	23,945.141

Paul L. Joskow	$1-$10,000	318.241	$10,001-$50,000	2,113.340	$50,001-$100,000	3,223.712

Elizabeth T. Kennan	$1-$10,000	539.540	$10,001-$50,000	3,040.750	$1-$10,000	591.262

Kenneth R. Leibler	$1-$10,000	156.288	$1-$10,000	186.546	$1-$10,000	100.000

Robert E. Patterson	$10,001-$50,000	1,965.619	$10,001-$50,000	2,737.438	$10,001-$50,000	2,048.427

George Putnam, III	$10,001-$50,000	3,067.300	Over $100,000	15,858.696	$10,001-$50,000	2,198.233

W. Thomas Stephens	Over $100,000	80,444.418	$1-$10,000	302.102	$1-$10,000	149.155

Richard B. Worley	$1-$10,000	168.257	$1-$10,000	186.546	$1-$10,000	100.707

Robert L. Reynolds	$1-$10,000	102.369	$1-$10,000	100.000	$1-$10,000	100.000

Trustees and Officers	Over $100,000	102,600.745	Over $100,000	62,294.019	Over $100,000	40,545.741
as a group	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)	(Class A Shares)
	Over $100,000	93,191.139	Over $100,000	42,258.272	Over $100,000	18,332.787
	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)	(Class Y Shares)
		(10.35%)

Trustees/Officers	Dollar Range of Shares Owned

All Funds

Ravi Akhoury	Over $100,000

Jameson A. Baxter	Over $100,000

Charles B. Curtis	Over $100,000

Robert J. Darretta	Over $100,000

Myra R. Drucker	Over $100,000

John A. Hill	Over $100,000

Paul L. Joskow	Over $100,000

Elizabeth T. Kennan	Over $100,000

Kenneth R. Leibler	Over $100,000

Robert E. Patterson	Over $100,000

George Putnam, III	Over $100,000

W. Thomas Stephens	Over $100,000

Richard B. Worley	Over $100,000

Robert L. Reynolds	Over $100,000

Trustees and Officers as a group	Over $100,000

As of June 30, 2009, except as shown in the tables below, the Trustees, and the Trustees and officers as a group, did not own variable annuity contracts or variable life insurance policies that invested in the funds that are series of Putnam Variable Trust.* These tables show the value of the Trustees’ indirect beneficial ownership interest in these funds.

Putnam Variable Trust	Paul L. Joskow	Robert E. Patterson	George Putnam, III

Putnam VT American Government Income Fund Class IB	$1-$10,000	—	—

Putnam VT Capital Opportunities Fund Class IB	$1-$10,000	—	—

Putnam VT Diversified Income Fund Class IB	$1-$10,000	—	—

Putnam VT Equity Income Fund Class IB	$1-$10,000	—	—

Putnam VT The George Putnam Fund of Boston Class IB	$1-$10,000	—	—

Putnam VT Global Asset Allocation Fund Class IA	—	—	$10,001-$50,000

Putnam VT Global Asset Allocation Fund Class IB	$1-$10,000	—	—

Putnam VT Global Equity Fund Class IB	$1-$10,000	—	—

Putnam VT Growth and Income Fund Class IB	$1-$10,000	—	—

Putnam VT Growth Opportunities Fund Class IB	$1-$10,000	—	—

Putnam VT High Yield Fund Class IA	—	$10,001-$50,000	—

Putnam VT High Yield Fund Class IB	$1-$10,000	—	—

Putnam VT Income Fund Class IB	$1-$10,000	—	—

Putnam VT International Equity Fund Class IB	$1-$10,000	—	—

Putnam VT International Growth and Income Fund Class IB	$1-$10,000	—	—

Putnam VT International New Opportunities Fund Class IB	$1-$10,000	—	—

Putnam VT Investors Fund Class IB	$1-$10,000	—	—

Putnam VT Mid Cap Value Fund Class IB	$1-$10,000	—	—

Putnam VT New Opportunities Fund Class IB	$1-$10,000	—	—

Putnam VT Research Fund Class IB	$1-$10,000	—	—

Putnam VT Small Cap Value Fund Class IB	$1-$10,000	—	—

Putnam VT Vista Fund Class IB	$1-$10,000	—	—

Putnam VT Voyager Fund Class IB	$1-$10,000	—	—

* As reflected in the tables above, Trustees own shares of the retail Putnam funds that are counterparts to Putnam Variable Trust’s various portfolios.

Appendix C — Trustee Compensation Table

The table below includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund for its most recent fiscal year (ended between July 31, 2008 and June 30, 2009) and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2008.

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Absolute Return 100 Fund*		Putnam Absolute Return 300 Fund*

Ravi Akhoury/2009(5)	1,644	N/A	1,757	N/A

Jameson A. Baxter/1994(3)	1,736	139	1,855	159

Charles B. Curtis/2001	1,736	102	1,855	117

Robert J. Darretta/2007	1,736	N/A	1,855	N/A

Myra R. Drucker/2004(3)	1,736	N/A	1,855	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,257	232	2,411	266

Paul L. Joskow/1997(3)	1,736	91	1,855	104

Elizabeth T. Kennan/1992(3)	1,736	194	1,855	222

Kenneth R. Leibler/2006	1,736	N/A	1,855	N/A

Robert E. Patterson/1984	1,736	127	1,855	145

George Putnam, III/1984	1,736	109	1,855	125

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,370	0	1,463	0

Richard B. Worley/2004	1,736	N/A	1,855	N/A

	Putnam Absolute Return 500 Fund*		Putnam Absolute Return 700 Fund*

Ravi Akhoury/2009(5)	1,785	N/A	1,689	N/A

Jameson A. Baxter/1994(3)	1,884	165	1,783	147

Charles B. Curtis/2001	1,884	122	1,783	109

Robert J. Darretta/2007	1,884	N/A	1,783	N/A

Myra R. Drucker/2004(3)	1,884	N/A	1,783	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,449	275	2,317	246

Paul L. Joskow/1997(3)	1,884	108	1,783	97

Elizabeth T. Kennan/1992(3)	1,884	230	1,783	206

Kenneth R. Leibler/2006	1,884	N/A	1,783	N/A

Robert E. Patterson/1984	1,884	151	1,783	135

George Putnam, III/1984	1,884	129	1,783	116

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,486	0	1,406	0

Richard B. Worley/2004	1,884	N/A	1,783	N/A

	Putnam American Government Income Fund		Putnam AMT-Free Municipal Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,023	324	2,039	270

Charles B. Curtis/2001	2,023	234	1,974	194

Robert J. Darretta/2007	1,939	N/A	2,283	N/A

Myra R. Drucker/2004(3)	2,023	N/A	2,039	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,605	540	2,521	450

Paul L. Joskow/1997(3)	2,023	214	2,039	179

Elizabeth T. Kennan/1992(3)	2,023	445	2,039	369

Kenneth R. Leibler/2006	2,023	N/A	2,039	N/A

Robert E. Patterson/1984	2,023	299	2,039	250

George Putnam, III/1984	2,023	263	2,039	220

Robert L. Reynolds/2008(6)	0	N/A	0	0

W. Thomas Stephens/1997(7)	880	271	1,149	225

Richard B. Worley/2004	2,023	N/A	2,039	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Arizona Tax Exempt Income Fund		Putnam Asia Pacific Equity Fund*

Ravi Akhoury/2009(5)	582	N/A	1,541	N/A

Jameson A. Baxter/1994(3)	1,823	238	1,627	4

Charles B. Curtis/2001	1,726	174	1,627	3

Robert J. Darretta/2007	1,823	N/A	1,627	N/A

Myra R. Drucker/2004(3)	1,823	N/A	1,627	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,099	397	2,115	7

Paul L. Joskow/1997(3)	1,789	156	1,627	3

Elizabeth T. Kennan/1992(3)	1,823	330	1,627	6

Kenneth R. Leibler/2006	1,823	N/A	1,627	N/A

Robert E. Patterson/1984	1,823	218	1,627	4

George Putnam, III/1984	1,823	189	1,627	3

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	N/A	259	1,283	0

Richard B. Worley/2004	1,823	N/A	1,627	N/A

	Putnam Asset Allocation: Balanced Portfolio		Putnam Asset Allocation: Conservative Portfolio

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	3,573	579	2,461	394

Charles B. Curtis/2001	3,573	418	2,461	285

Robert J. Darretta/2007	3,418	N/A	2,358	N/A

Myra R. Drucker/2004(3)	3,573	N/A	2,461	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	4,621	965	3,168	657

Paul L. Joskow/1997(3)	3,573	383	2,461	261

Elizabeth T. Kennan/1992(3)	3,573	795	2,461	541

Kenneth R. Leibler/2006	3,573	N/A	2,461	N/A

Robert E. Patterson/1984	3,573	535	2,461	364

George Putnam, III/1984	3,573	470	2,461	320

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,593	484	1,079	330

Richard B. Worley/2004	3,573	N/A	2,461	N/A

	Putnam Asset Allocation: Equity Portfolio*		Putnam Asset Allocation: Growth Portfolio

Ravi Akhoury/2009(5)	1,627	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,717	86	3,961	638

Charles B. Curtis/2001	1,717	63	3,961	461

Robert J. Darretta/2007	1,717	N/A	3,788	N/A

Myra R. Drucker/2004(3)	1,717	N/A	3,961	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,232	143	5,105	1,064

Paul L. Joskow/1997(3)	1,717	56	3,961	422

Elizabeth T. Kennan/1992(3)	1,717	120	3,961	876

Kenneth R. Leibler/2006	1,717	N/A	3,961	N/A

Robert E. Patterson/1984	1,717	78	3,961	590

George Putnam, III/1984	1,717	67	3,961	519

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,355	0	1,769	534

Richard B. Worley/2004	1,717	N/A	3,961	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam California Tax Exempt Income Fund		Putnam Capital Opportunities Fund

Ravi Akhoury/2009(5)	N/A	N/A	357	N/A

Jameson A. Baxter/1994(3)	3,302	527	2,681	346

Charles B. Curtis/2001	3,302	380	2,546	252

Robert J. Darretta/2007	3,165	N/A	2,681	N/A

Myra R. Drucker/2004(3)	3,302	N/A	2,681	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	4,262	878	3,097	576

Paul L. Joskow/1997(3)	3,302	348	2,637	227

Elizabeth T. Kennan/1992(3)	3,302	723	2,681	478

Kenneth R. Leibler/2006	3,302	N/A	2,681	N/A

Robert E. Patterson/1984	3,302	486	2,681	317

George Putnam, III/1984	3,302	428	2,681	276

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,437	440	N/A	346

Richard B. Worley/2004	3,302	N/A	2,681	N/A

	Putnam Capital Spectrum Fund*		Putnam Convertible Income-Growth Trust

Ravi Akhoury/2009(5)	1,582	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,671	17	2,756	342

Charles B. Curtis/2001	1,671	12	2,709	247

Robert J. Darretta/2007	1,671	N/A	2,668	N/A

Myra R. Drucker/2004(3)	1,671	N/A	2,756	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,172	28	3,285	570

Paul L. Joskow/1997(3)	1,671	11	2,756	226

Elizabeth T. Kennan/1992(3)	1,671	24	2,756	470

Kenneth R. Leibler/2006	1,671	N/A	2,756	N/A

Robert E. Patterson/1984	1,671	15	2,756	315

George Putnam, III/1984	1,671	13	2,756	277

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,318	0	914	286

Richard B. Worley/2004	1,671	N/A	2,756	N/A

	Putnam Diversified Income Trust		Putnam Emerging Markets Equity Fund*

Ravi Akhoury/2009(5)	N/A	N/A	1,563	N/A

Jameson A. Baxter/1994(3)	3,826	619	1,650	124

Charles B. Curtis/2001	3,826	447	1,650	91

Robert J. Darretta/2007	3,660	N/A	1,650	N/A

Myra R. Drucker/2004(3)	3,825	N/A	1,650	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	4,950	1,031	2,145	207

Paul L. Joskow/1997(3)	3,826	409	1,650	81

Elizabeth T. Kennan/1992(3)	3,826	849	1,650	173

Kenneth R. Leibler/2006	3,826	N/A	1,650	N/A

Robert E. Patterson/1984	3,826	571	1,650	113

George Putnam, III/1984	3,826	503	1,650	97

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,713	517	1,302	0

Richard B. Worley/2004	3,826	N/A	1,650	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Equity Income Fund		Putnam Equity Spectrum Fund*

Ravi Akhoury/2009(5)	N/A	N/A	1,547	N/A

Jameson A. Baxter/1994(3)	6,545	823	1,634	6

Charles B. Curtis/2001	6,437	596	1,634	5

Robert J. Darretta/2007	6,329	N/A	1,634	N/A

Myra R. Drucker/2004(3)	6,545	N/A	1,634	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	7,825	1,371	2,124	10

Paul L. Joskow/1997(3)	6,545	543	1,634	4

Elizabeth T. Kennan/1992(3)	6,545	1,132	1,634	9

Kenneth R. Leibler/2006	6,545	N/A	1,634	N/A

Robert E. Patterson/1984	6,545	758	1,634	6

George Putnam, III/1984	6,545	664	1,634	5

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	2,213	689	1,289	0

Richard B. Worley/2004	6,545	N/A	1,634	N/A

	Putnam Europe Equity Fund		Putnam Floating Rate Income Fund

Ravi Akhoury/2009(5)	677	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,217	291	2,233	286

Charles B. Curtis/2001	2,100	213	2,117	208

Robert J. Darretta/2007	2,217	N/A	2,233	N/A

Myra R. Drucker/2004(3)	2,217	N/A	2,233	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,554	485	2,639	476

Paul L. Joskow/1997(3)	2,177	191	2,194	188

Elizabeth T. Kennan/1992(3)	2,217	404	2,233	395

Kenneth R. Leibler/2006	2,217	N/A	2,233	N/A

Robert E. Patterson/1984	2,217	267	2,233	263

George Putnam, III/1984	2,217	231	2,233	229

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	N/A	325	185	265

Richard B. Worley/2004	2,217	N/A	2,233	N/A

	The Putnam Fund for Growth and Income		The George Putnam Fund of Boston

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	15,272	1,969	6,531	887

Charles B. Curtis/2001	15,041	1,423	6,297	638

Robert J. Darretta/2007	14,709	N/A	7,408	N/A

Myra R. Drucker/2004(3)	15,272	N/A	6,531	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	18,450	3,281	8,116	1,477

Paul L. Joskow/1997(3)	15,272	1,301	6,531	587

Elizabeth T. Kennan/1992(3)	15,272	2,705	6,531	1,213

Kenneth R. Leibler/2006	15,272	N/A	6,531	N/A

Robert E. Patterson/1984	15,272	1,817	6,531	820

George Putnam, III/1984	15,272	1,596	6,531	725

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	5,642	1,647	3,881	740

Richard B. Worley/2004	15,272	N/A	6,531	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Global Consumer Fund*		Putnam Global Energy Fund*

Ravi Akhoury/2009(5)	1,537	N/A	1,541	N/A

Jameson A. Baxter/1994(3)	1,623	120	1,627	120

Charles B. Curtis/2001	1,623	88	1,627	89

Robert J. Darretta/2007	1,623	N/A	1,627	N/A

Myra R. Drucker/2004(3)	1,623	N/A	1,627	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,110	200	2,115	201

Paul L. Joskow/1997(3)	1,623	79	1,627	79

Elizabeth T. Kennan/1992(3)	1,623	167	1,627	168

Kenneth R. Leibler/2006	1,623	N/A	1,627	N/A

Robert E. Patterson/1984	1,623	110	1,627	110

George Putnam, III/1984	1,623	94	1,627	95

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,280	0	1,284	0

Richard B. Worley/2004	1,623	N/A	1,627	N/A

	Putnam Global Equity Fund		Putnam Global Financials Fund*

Ravi Akhoury/2009(5)	N/A	N/A	1,544	N/A

Jameson A. Baxter/1994(3)	4,180	531	1,630	121

Charles B. Curtis/2001	4,113	384	1,630	89

Robert J. Darretta/2007	4,035	N/A	1,630	N/A

Myra R. Drucker/2004(3)	4,180	N/A	1,630	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	5,001	886	2,119	202

Paul L. Joskow/1997(3)	4,180	351	1,630	79

Elizabeth T. Kennan/1992(3)	4,180	730	1,630	169

Kenneth R. Leibler/2006	4,180	N/A	1,630	N/A

Robert E. Patterson/1984	4,180	490	1,630	111

George Putnam, III/1984	4,180	430	1,630	95

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,475	445	1,286	0

Richard B. Worley/2004	4,180	N/A	1,630	N/A

	Putnam Global Health Care Fund		Putnam Global Income Trust

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	3,917	527	1,873	233

Charles B. Curtis/2001	3,780	380	1,841	169

Robert J. Darretta/2007	3,786	N/A	1,813	N/A

Myra R. Drucker/2004(3)	3,917	N/A	1,873	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	4,866	878	2,233	389

Paul L. Joskow/1997(3)	3,917	349	1,873	154

Elizabeth T. Kennan/1992(3)	3,917	722	1,873	321

Kenneth R. Leibler/2006	3,917	N/A	1,873	N/A

Robert E. Patterson/1984	3,917	487	1,873	215

George Putnam, III/1984	3,917	429	1,873	189

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	2,275	440	626	195

Richard B. Worley/2004	3,917	N/A	1,873	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Global Industrials Fund*		Putnam Global Natural Resources Fund

Ravi Akhoury/2009(5)	1,536	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,622	120	2,719	361

Charles B. Curtis/2001	1,622	88	2,635	260

Robert J. Darretta/2007	1,622	N/A	2,629	N/A

Myra R. Drucker/2004(3)	1,622	N/A	2,719	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,109	200	3,350	601

Paul L. Joskow/1997(3)	1,622	78	2,719	239

Elizabeth T. Kennan/1992(3)	1,622	167	2,719	495

Kenneth R. Leibler/2006	1,622	N/A	2,719	N/A

Robert E. Patterson/1984	1,622	109	2,719	333

George Putnam, III/1984	1,622	94	2,719	294

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,280	0	1,496	301

Richard B. Worley/2004	1,622	N/A	2,719	N/A

	Putnam Global Technology Fund*		Putnam Global Telecommunications Fund*

Ravi Akhoury/2009(5)	1,540	N/A	1,535	N/A

Jameson A. Baxter/1994(3)	1,626	120	1,621	120

Charles B. Curtis/2001	1,626	89	1,621	88

Robert J. Darretta/2007	1,626	N/A	1,621	N/A

Myra R. Drucker/2004(3)	1,626	N/A	1,621	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,114	201	2,107	200

Paul L. Joskow/1997(3)	1,626	79	1,621	78

Elizabeth T. Kennan/1992(3)	1,626	168	1,621	167

Kenneth R. Leibler/2006	1,626	N/A	1,621	N/A

Robert E. Patterson/1984	1,626	110	1,621	109

George Putnam, III/1984	1,626	95	1,621	94

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,283	0	1,279	0

Richard B. Worley/2004	1,626	N/A	1,621	N/A

	Putnam Global Utilities Fund		Putnam Growth Opportunities Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,522	316	2,296	307

Charles B. Curtis/2001	2,480	228	2,218	221

Robert J. Darretta/2007	2,438	N/A	2,584	N/A

Myra R. Drucker/2004(3)	2,522	N/A	2,296	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	3,010	526	2,845	511

Paul L. Joskow/1997(3)	2,522	209	2,296	203

Elizabeth T. Kennan/1992(3)	2,522	434	2,296	420

Kenneth R. Leibler/2006	2,522	N/A	2,296	N/A

Robert E. Patterson/1984	2,522	291	2,296	284

George Putnam, III/1984	2,522	256	2,296	251

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	858	264	1,323	256

Richard B. Worley/2004	2,522	N/A	2,296	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam High Yield Advantage Fund		Putnam High Yield Trust

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,676	336	4,219	564

Charles B. Curtis/2001	2,630	243	4,078	407

Robert J. Darretta/2007	2,591	N/A	4,079	N/A

Myra R. Drucker/2004(3)	2,676	N/A	4,219	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	3,194	559	5,232	940

Paul L. Joskow/1997(3)	2,676	222	4,219	373

Elizabeth T. Kennan/1992(3)	2,676	462	4,219	773

Kenneth R. Leibler/2006	2,676	N/A	4,219	N/A

Robert E. Patterson/1984	2,676	309	4,219	522

George Putnam, III/1984	2,676	271	4,219	460

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	877	281	2,399	471

Richard B. Worley/2004	2,676	N/A	4,219	N/A

	Putnam Income Fund		Putnam Income Strategies Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	4,772	595	1,756	224

Charles B. Curtis/2001	4,694	430	1,662	163

Robert J. Darretta/2007	4,618	N/A	1,756	N/A

Myra R. Drucker/2004(3)	4,772	N/A	1,756	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	5,705	992	2,070	373

Paul L. Joskow/1997(3)	4,772	393	1,724	147

Elizabeth T. Kennan/1992(3)	4,772	818	1,756	309

Kenneth R. Leibler/2006	4,772	N/A	1,756	N/A

Robert E. Patterson/1984	4,772	549	1,756	206

George Putnam, III/1984	4,772	482	1,756	179

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,593	498	147	209

Richard B. Worley/2004	4,772	N/A	1,756	N/A

	Putnam International Capital Opportunities Fund		Putnam International Equity Fund

Ravi Akhoury/2009(5)	N/A	N/A	2,140	N/A

Jameson A. Baxter/1994(3)	4,388	585	8,245	1,070

Charles B. Curtis/2001	4,244	422	7,833	782

Robert J. Darretta/2007	4,240	N/A	8,245	N/A

Myra R. Drucker/2004(3)	4,388	N/A	8,245	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	5,418	975	9,502	1,783

Paul L. Joskow/1997(3)	4,388	387	8,112	703

Elizabeth T. Kennan/1992(3)	4,388	802	8,245	1,483

Kenneth R. Leibler/2006	4,388	N/A	8,245	N/A

Robert E. Patterson/1984	4,388	541	8,245	981

George Putnam, III/1984	4,388	476	8,245	851

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	2,493	489	N/A	1,112

Richard B. Worley/2004	4,388	N/A	8,245	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam International Growth and Income Fund		Putnam International New Opportunities Fund

Ravi Akhoury/2009(5)	822	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,875	374	2,110	343

Charles B. Curtis/2001	2,724	274	2,110	248

Robert J. Darretta/2007	2,875	N/A	2,018	N/A

Myra R. Drucker/2004(3)	2,875	N/A	2,110	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	3,311	624	2,730	572

Paul L. Joskow/1997(3)	2,824	246	2,110	227

Elizabeth T. Kennan/1992(3)	2,875	519	2,110	471

Kenneth R. Leibler/2006	2,875	N/A	2,110	N/A

Robert E. Patterson/1984	2,875	343	2,110	317

George Putnam, III/1984	2,875	297	2,110	279

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	N/A	409	950	287

Richard B. Worley/2004	2,875	N/A	2,110	N/A

	Putnam Investors Fund		Putnam Massachusetts Tax Exempt Income Fund

Ravi Akhoury/2009(5)	N/A	N/A	771	N/A

Jameson A. Baxter/1994(3)	5,830	798	2,270	296

Charles B. Curtis/2001	5,618	574	2,150	217

Robert J. Darretta/2007	6,659	N/A	2,270	N/A

Myra R. Drucker/2004(3)	5,830	N/A	2,270	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	7,264	1,330	2,618	494

Paul L. Joskow/1997(3)	5,830	529	2,228	195

Elizabeth T. Kennan/1992(3)	5,830	1,092	2,270	411

Kenneth R. Leibler/2006	5,830	N/A	2,270	N/A

Robert E. Patterson/1984	5,830	739	2,270	272

George Putnam, III/1984	5,830	653	2,270	235

Robert L. Reynolds/2008(6)	0	0	0	N/A

W. Thomas Stephens/1997(7)	3,518	666	N/A	321

Richard B. Worley/2004	5,830	N/A	2,270	N/A

	Putnam Michigan Tax Exempt Income Fund		Putnam Mid Cap Value Fund

Ravi Akhoury/2009(5)	599	N/A	462	N/A

Jameson A. Baxter/1994(3)	1,865	243	2,984	386

Charles B. Curtis/2001	1,766	178	2,824	282

Robert J. Darretta/2007	1,865	N/A	2,984	N/A

Myra R. Drucker/2004(3)	1,865	N/A	2,984	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,148	406	3,435	643

Paul L. Joskow/1997(3)	1,831	160	2,929	254

Elizabeth T. Kennan/1992(3)	1,865	338	2,984	534

Kenneth R. Leibler/2006	1,865	N/A	2,984	N/A

Robert E. Patterson/1984	1,865	223	2,984	354

George Putnam, III/1984	1,865	194	2,984	308

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	N/A	265	N/A	392

Richard B. Worley/2004	1,865	N/A	2,984	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund

Ravi Akhoury/2009(5)	601	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,865	243	5,137	816

Charles B. Curtis/2001	1,766	178	5,137	589

Robert J. Darretta/2007	1,865	N/A	4,932	N/A

Myra R. Drucker/2004(3)	1,865	N/A	5,137	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,148	406	6,583	1,360

Paul L. Joskow/1997(3)	1,831	160	5,137	540

Elizabeth T. Kennan/1992(3)	1,865	337	5,137	1,120

Kenneth R. Leibler/2006	1,865	N/A	5,137	N/A

Robert E. Patterson/1984	1,865	223	5,137	754

George Putnam, III/1984	1,865	194	5,137	663

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	N/A	265	2,183	682

Richard B. Worley/2004	1,865	N/A	5,137	N/A

	Putnam Money Market Liquidity Fund*		Putnam New Jersey Tax Exempt Income Fund

Ravi Akhoury/2009(5)	7,792	N/A	711	N/A

Jameson A. Baxter/1994(3)	8,227	1,853	2,116	276

Charles B. Curtis/2001	8,227	1,365	2,004	202

Robert J. Darretta/2007	8,227	N/A	2,116	N/A

Myra R. Drucker/2004(3)	8,227	N/A	2,116	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	10,695	3,090	2,439	460

Paul L. Joskow/1997(3)	8,227	1,213	2,076	181

Elizabeth T. Kennan/1992(3)	8,227	2,588	2,116	382

Kenneth R. Leibler/2006	8,227	N/A	2,116	N/A

Robert E. Patterson/1984	8,227	1,693	2,116	253

George Putnam, III/1984	8,227	1,454	2,116	219

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	6,490	0	N/A	300

Richard B. Worley/2004	8,227	N/A	2,116	N/A

	Putnam New Opportunities Fund		Putnam New York Tax Exempt Income Fund

Ravi Akhoury/2009(5)	2,570	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	7,425	994	3,343	418

Charles B. Curtis/2001	7,037	728	3,285	303

Robert J. Darretta/2007	7,425	N/A	3,239	N/A

Myra R. Drucker/2004(3)	7,425	N/A	3,343	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	8,579	1,657	4,035	697

Paul L. Joskow/1997(3)	7,286	652	3,343	276

Elizabeth T. Kennan/1992(3)	7,425	1,380	3,343	575

Kenneth R. Leibler/2006	7,425	N/A	3,343	N/A

Robert E. Patterson/1984	7,425	911	3,343	385

George Putnam, III/1984	7,425	788	3,343	337

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	N/A	1,080	1,082	350

Richard B. Worley/2004	7,425	N/A	3,343	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Ohio Tax Exempt Income Fund		Putnam Pennsylvania Tax Exempt Income Fund

Ravi Akhoury/2009(5)	661	N/A	670	N/A

Jameson A. Baxter/1994(3)	2,003	261	2,022	264

Charles B. Curtis/2001	1,897	191	1,915	193

Robert J. Darretta/2007	2,003	N/A	2,022	N/A

Myra R. Drucker/2004(3)	2,003	N/A	2,022	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,308	436	2,330	439

Paul L. Joskow/1997(3)	1,966	172	1,985	173

Elizabeth T. Kennan/1992(3)	2,003	362	2,022	366

Kenneth R. Leibler/2006	2,003	N/A	2,022	N/A

Robert E. Patterson/1984	2,003	240	2,022	242

George Putnam, III/1984	2,003	208	2,022	210

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	N/A	284	N/A	287

Richard B. Worley/2004	2,003	N/A	2,022	N/A

	Putnam Research Fund		Putnam RetirementReady 2010 Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,353	319	0	0

Charles B. Curtis/2001	2,270	230	0	0

Robert J. Darretta/2007	2,669	N/A	0	0

Myra R. Drucker/2004(3)	2,353	N/A	0	0

Charles E. Haldeman, Jr./2004(8)	0	0	0	0

John A. Hill/1985(3)(4)	2,925	532	0	0

Paul L. Joskow/1997(3)	2,353	212	0	0

Elizabeth T. Kennan/1992(3)	2,353	437	0	0

Kenneth R. Leibler/2006	2,353	N/A	0	0

Robert E. Patterson/1984	2,353	296	0	0

George Putnam, III/1984	2,353	261	0	0

Robert L. Reynolds/2008(6)	0	N/A	0	0

W. Thomas Stephens/1997(7)	1,389	267	0	0

Richard B. Worley/2004	2,353	N/A	0	0

	Putnam RetirementReady 2015 Fund		Putnam Retirement Ready 2020 Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007	0	0	0	0

Myra R. Drucker/2004(3)	0	0	0	0

Charles E. Haldeman, Jr./2004(8)	0	0	0	0

John A. Hill/1985(3)(4)	0	0	0	0

Paul L. Joskow/1997(3)	0	0	0	0

Elizabeth T. Kennan/1992(3)	0	0	0	0

Kenneth R. Leibler/2006	0	0	0	0

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

Robert L. Reynolds/2008(6)	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Richard B. Worley/2004	0	0	0	0

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam RetirementReady 2025 Fund		Putnam RetirementReady 2030 Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007	0	0	0	0

Myra R. Drucker/2004(3)	0	0	0	0

Charles E. Haldeman, Jr./2004(8)	0	0	0	0

John A. Hill/1985(3)(4)	0	0	0	0

Paul L. Joskow/1997(3)	0	0	0	0

Elizabeth T. Kennan/1992(3)	0	0	0	0

Kenneth R. Leibler/2006	0	0	0	0

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

Robert L. Reynolds/2008(6)	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Richard B. Worley/2004	0	0	0	0

	Putnam RetirementReady 2035 Fund		Putnam RetirementReady 2040 Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007	0	0	0	0

Myra R. Drucker/2004(3)	0	0	0	0

Charles E. Haldeman, Jr./2004(8)	0	0	0	0

John A. Hill/1985(3)(4)	0	0	0	0

Paul L. Joskow/1997(3)	0	0	0	0

Elizabeth T. Kennan/1992(3)	0	0	0	0

Kenneth R. Leibler/2006	0	0	0	0

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

Robert L. Reynolds/2008(6)	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Richard B. Worley/2004	0	0	0	0

	Putnam RetirementReady 2045 Fund		Putnam RetirementReady 2050 Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007	0	0	0	0

Myra R. Drucker/2004(3)	0	0	0	0

Charles E. Haldeman, Jr./2004(8)	0	0	0	0

John A. Hill/1985(3)(4)	0	0	0	0

Paul L. Joskow/1997(3)	0	0	0	0

Elizabeth T. Kennan/1992(3)	0	0	0	0

Kenneth R. Leibler/2006	0	0	0	0

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

Robert L. Reynolds/2008(6)	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Richard B. Worley/2004	0	0	0	0

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam RetirementReady Maturity Fund		Putnam Small Cap Growth Fund

Ravi Akhoury/2009(5)	N/A	N/A	635	N/A

Jameson A. Baxter/1994(3)	0	0	2,118	277

Charles B. Curtis/2001	0	0	2,006	203

Robert J. Darretta/2007	0	0	2,118	N/A

Myra R. Drucker/2004(3)	0	0	2,118	N/A

Charles E. Haldeman, Jr./2004(8)	0	0	0	N/A

John A. Hill/1985(3)(4)	0	0	2,437	462

Paul L. Joskow/1997(3)	0	0	2,080	182

Elizabeth T. Kennan/1992(3)	0	0	2,118	385

Kenneth R. Leibler/2006	0	0	2,118	N/A

Robert E. Patterson/1984	0	0	2,118	254

George Putnam, III/1984	0	0	2,118	220

Robert L. Reynolds/2008(6)	0	0	0	N/A

W. Thomas Stephens/1997(7)	0	0	N/A	309

Richard B. Worley/2004	0	0	2,118	N/A

	Putnam Small Cap Value Fund		Putnam Tax Exempt Income Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,223	285	2,661	424

Charles B. Curtis/2001	2,107	208	2,661	306

Robert J. Darretta/2007	2,223	N/A	2,549	N/A

Myra R. Drucker/2004(3)	2,223	N/A	2,661	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,637	476	3,588	706

Paul L. Joskow/1997(3)	2,183	188	2,661	280

Elizabeth T. Kennan/1992(3)	2,223	394	2,661	581

Kenneth R. Leibler/2006	2,223	N/A	2,661	N/A

Robert E. Patterson/1984	2,223	262	2,661	391

George Putnam, III/1984	2,223	229	2,661	344

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	189	265	1,164	354

Richard B. Worley/2004	2,223	N/A	2,661	N/A

	Putnam Tax Exempt Money Market Fund		Putnam Tax-Free High Yield Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,344	218	3,311	439

Charles B. Curtis/2001	1,344	158	3,201	316

Robert J. Darretta/2007	1,287	N/A	3,718	N/A

Myra R. Drucker/2004(3)	1,344	N/A	3,311	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	1,738	364	4,098	732

Paul L. Joskow/1997(3)	1,344	144	3,311	291

Elizabeth T. Kennan/1992(3)	1,344	300	3,311	601

Kenneth R. Leibler/2006	1,344	N/A	3,311	N/A

Robert E. Patterson/1984	1,344	202	3,311	406

George Putnam, III/1984	1,344	177	3,311	359

Robert L. Reynolds/2008(6)	0	N/A	0	0

W. Thomas Stephens/1997(7)	596	183	1,874	367

Richard B. Worley/2004	1,344	N/A	3,311	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam U.S. Government Income Trust		Putnam Vista Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,708	443	3,939	532

Charles B. Curtis/2001	2,708	320	3,799	383

Robert J. Darretta/2007	2,595	N/A	4,475	N/A

Myra R. Drucker/2004(3)	2,708	N/A	3,939	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	3,528	739	4,902	887

Paul L. Joskow/1997(3)	2,708	293	3,939	353

Elizabeth T. Kennan/1992(3)	2,708	608	3,939	729

Kenneth R. Leibler/2006	2,708	N/A	3,939	N/A

Robert E. Patterson/1984	2,708	409	3,939	493

George Putnam, III/1984	2,708	360	3,939	435

Robert L. Reynolds/2008(6)	0	N/A	0	0

W. Thomas Stephens/1997(7)	1,185	370	2,330	444

Richard B. Worley/2004	2,708	N/A	3,939	N/A

	Putnam Voyager Fund		Putnam VT American Government Income Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	9,379	1,276	1,878	240

Charles B. Curtis/2001	9,034	918	1,846	174

Robert J. Darretta/2007	10,734	N/A	1,818	N/A

Myra R. Drucker/2004(3)	9,379	N/A	1,878	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	11,692	2,127	2,240	401

Paul L. Joskow/1997(3)	9,379	846	1,878	159

Elizabeth T. Kennan/1992(3)	9,379	1,746	1,878	331

Kenneth R. Leibler/2006	9,379	N/A	1,878	N/A

Robert E. Patterson/1984	9,379	1,181	1,878	221

George Putnam, III/1984	9,379	1,044	1,878	193

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	5,610	1,065	629	201

Richard B. Worley/2004	9,379	N/A	1,878	N/A

	Putnam VT Capital Opportunities Fund		Putnam VT Diversified Income Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,695	216	2,302	294

Charles B. Curtis/2001	1,666	157	2,263	214

Robert J. Darretta/2007	1,639	N/A	2,227	N/A

Myra R. Drucker/2004(3)	1,695	N/A	2,302	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,023	360	2,748	491

Paul L. Joskow/1997(3)	1,695	143	2,302	194

Elizabeth T. Kennan/1992(3)	1,695	298	2,302	406

Kenneth R. Leibler/2006	1,695	N/A	2,302	N/A

Robert E. Patterson/1984	1,695	199	2,302	271

George Putnam, III/1984	1,695	174	2,302	237

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	578	181	776	247

Richard B. Worley/2004	1,695	N/A	2,302	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT Equity Income Fund		Putnam VT The George Putnam Fund of Boston

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,965	251	2,258	288

Charles B. Curtis/2001	1,932	182	2,221	209

Robert J. Darretta/2007	1,900	N/A	2,182	N/A

Myra R. Drucker/2004(3)	1,965	N/A	2,258	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,345	418	2,701	481

Paul L. Joskow/1997(3)	1,965	166	2,258	190

Elizabeth T. Kennan/1992(3)	1,965	346	2,258	398

Kenneth R. Leibler/2006	1,965	N/A	2,258	N/A

Robert E. Patterson/1984	1,965	231	2,258	266

George Putnam, III/1984	1,965	202	2,258	232

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	670	210	783	242

Richard B. Worley/2004	1,965	N/A	2,258	N/A

	Putnam VT Global Asset Allocation Fund		Putnam VT Global Equity Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,123	271	2,304	294

Charles B. Curtis/2001	2,087	197	2,266	213

Robert J. Darretta/2007	2,053	N/A	2,226	N/A

Myra R. Drucker/2004(3)	2,123	N/A	2,304	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,535	452	2,754	489

Paul L. Joskow/1997(3)	2,123	179	2,304	194

Elizabeth T. Kennan/1992(3)	2,123	374	2,304	405

Kenneth R. Leibler/2006	2,123	N/A	2,304	N/A

Robert E. Patterson/1984	2,123	250	2,304	270

George Putnam, III/1984	2,123	218	2,304	236

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	724	227	801	246

Richard B. Worley/2004	2,123	N/A	2,304	N/A

	Putnam VT Global Health Care Fund		Putnam VT Global Utilities Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,193	244	2,133	272

Charles B. Curtis/2001	1,880	177	2,097	198

Robert J. Darretta/2007	1,850	N/A	2,062	N/A

Myra R. Drucker/2004(3)	1,193	N/A	2,133	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,284	407	2,547	454

Paul L. Joskow/1997(3)	1,193	161	2,133	179

Elizabeth T. Kennan/1992(3)	1,193	336	2,133	375

Kenneth R. Leibler/2006	1,193	N/A	2,133	N/A

Robert E. Patterson/1984	1,193	225	2,133	251

George Putnam, III/1984	1,193	197	2,133	219

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	651	205	731	228

Richard B. Worley/2004	1,193	N/A	2,133	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT Growth and Income Fund		Putnam VT Growth Opportunities Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	5,224	666	1,700	217

Charles B. Curtis/2001	5,142	484	1,671	157

Robert J. Darretta/2007	5,038	N/A	1,644	N/A

Myra R. Drucker/2004(3)	5,224	N/A	1,700	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	6,293	1,111	2,029	361

Paul L. Joskow/1997(3)	5,224	439	1,700	143

Elizabeth T. Kennan/1992(3)	5,224	918	1,700	299

Kenneth R. Leibler/2006	5,224	N/A	1,700	N/A

Robert E. Patterson/1984	5,224	614	1,700	200

George Putnam, III/1984	5,224	536	1,700	175

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,885	558	580	182

Richard B. Worley/2004	5,224	N/A	1,700	N/A

	Putnam VT High Yield Fund		Putnam VT Income Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,342	299	2,547	326

Charles B. Curtis/2001	2,302	217	2,505	237

Robert J. Darretta/2007	2,265	N/A	2,464	N/A

Myra R. Drucker/2004(3)	2,342	N/A	2,547	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,797	499	3,044	544

Paul L. Joskow/1997(3)	2,342	197	2,547	215

Elizabeth T. Kennan/1992(3)	2,342	413	2,547	450

Kenneth R. Leibler/2006	2,342	N/A	2,547	N/A

Robert E. Patterson/1984	2,342	276	2,547	301

George Putnam, III/1984	2,342	241	2,547	263

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	793	251	865	273

Richard B. Worley/2004	2,342	N/A	2,547	N/A

	Putnam VT International Equity Fund		Putnam VT International Growth and Income Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	3,138	400	2,161	276

Charles B. Curtis/2001	3,088	291	2,125	200

Robert J. Darretta/2007	3,031	N/A	2,088	N/A

Myra R. Drucker/2004(3)	3,138	N/A	2,161	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	3,755	667	2,582	460

Paul L. Joskow/1997(3)	3,138	264	2,161	182

Elizabeth T. Kennan/1992(3)	3,138	552	2,161	380

Kenneth R. Leibler/2006	3,138	N/A	2,161	N/A

Robert E. Patterson/1984	3,138	369	2,161	254

George Putnam, III/1984	3,138	322	2,161	222

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,098	335	749	231

Richard B. Worley/2004	3,138	N/A	2,161	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT International New Opportunities Fund		Putnam VT Investors Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,985	253	2,194	280

Charles B. Curtis/2001	1,952	184	2,157	203

Robert J. Darretta/2007	1,918	N/A	2,121	N/A

Myra R. Drucker/2004(3)	1,985	N/A	2,194	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,371	422	2,620	467

Paul L. Joskow/1997(3)	1,985	167	2,194	185

Elizabeth T. Kennan/1992(3)	1,985	349	2,194	386

Kenneth R. Leibler/2006	1,985	N/A	2,194	N/A

Robert E. Patterson/1984	1,985	233	2,194	258

George Putnam, III/1984	1,985	204	2,194	225

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	688	212	747	235

Richard B. Worley/2004	1,985	N/A	2,194	N/A

	Putnam VT Mid Cap Value Fund		Putnam VT Money Market Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	1,741	222	2,341	301

Charles B. Curtis/2001	1,683	161	2,302	219

Robert J. Darretta/2007	1,711	N/A	2,268	N/A

Myra R. Drucker/2004(3)	1,683	N/A	2,341	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,078	370	2,790	502

Paul L. Joskow/1997(3)	1,741	146	2,341	199

Elizabeth T. Kennan/1992(3)	1,741	306	2,341	415

Kenneth R. Leibler/2006	1,741	N/A	2,341	N/A

Robert E. Patterson/1984	1,741	204	2,341	277

George Putnam, III/1984	1,741	179	2,341	243

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	596	186	766	252

Richard B. Worley/2004	1,741	N/A	2,341	N/A

	Putnam VT New Opportunities Fund		Putnam VT Research Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,942	375	1,813	231

Charles B. Curtis/2001	2,893	272	1,782	168

Robert J. Darretta/2007	2,842	N/A	1,752	N/A

Myra R. Drucker/2004(3)	2,942	N/A	1,813	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	3,522	624	2,165	385

Paul L. Joskow/1997(3)	2,942	247	1,813	153

Elizabeth T. Kennan/1992(3)	2,942	516	1,813	319

Kenneth R. Leibler/2006	2,942	N/A	1,813	N/A

Robert E. Patterson/1984	2,942	345	1,813	213

George Putnam, III/1984	2,942	301	1,813	186

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	1,022	314	622	194

Richard B. Worley/2004	2,942	N/A	1,813	N/A

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT Small Cap Value Fund		Putnam VT Vista Fund

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	2,243	286	2,047	261

Charles B. Curtis/2001	2,206	208	2,013	189

Robert J. Darretta/2007	2,168	N/A	1,979	N/A

Myra R. Drucker/2004(3)	2,243	N/A	2,047	N/A

Charles E. Haldeman, Jr./2004(8)	0	N/A	0	N/A

John A. Hill/1985(3)(4)	2,699	477	2,447	435

Paul L. Joskow/1997(3)	2,243	189	2,047	172

Elizabeth T. Kennan/1992(3)	2,243	395	2,047	360

Kenneth R. Leibler/2006	2,243	N/A	2,047	N/A

Robert E. Patterson/1984	2,243	264	2,047	240

George Putnam, III/1984	2,243	231	2,047	210

Robert L. Reynolds/2008(6)	0	N/A	0	N/A

W. Thomas Stephens/1997(7)	772	240	706	219

Richard B. Worley/2004	2,243	N/A	2,047	N/A

		Pension or retirement	Estimated annual benefits
	Aggregate compensation	benefits accrued as part	from all Putnam funds upon	Total compensation from all
Trustees/Year	from the fund ($)	of fund expenses ($)	retirement ($) (1)	Putnam funds ($) (2)

	Putnam VT Voyager Fund		For All Funds

Ravi Akhoury/2009(5)	N/A	N/A	N/A	N/A

Jameson A. Baxter/1994(3)	3,476	442	110,500	295,000

Charles B. Curtis/2001	3,419	321	113,900	280,000

Robert J. Darretta/2007	3,356	N/A	N/A	295,000

Myra R. Drucker/2004(3)	3,476	N/A	N/A	295,500

Charles E. Haldeman, Jr./2004(8)	0	N/A	N/A	0

John A. Hill/1985(3)(4)	4,164	737	161,700	393,439

Paul L. Joskow/1997(3)	3,476	292	113,400	290,000

Elizabeth T. Kennan/1992(3)	3,476	609	108,000	295,000

Kenneth R. Leibler/2006	3,476	N/A	N/A	295,000

Robert E. Patterson/1984	3,476	407	106,500	295,000

George Putnam, III/1984	3,476	356	130,300	295,000

Robert L. Reynolds/2008(6)	0	N/A	N/A	0

W. Thomas Stephens/1997(7)	1,217	370	107,100	72,500

Richard B. Worley/2004	3,476	N/A	N/A	295,000

* Since these funds have not yet completed their first full fiscal year of operation, these amounts represent estimated annual fees based on the fees paid for a partial fiscal year.

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2008 there were 103 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service through June 25, 2008 as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year end (ended between July 31, 2008 and June 30, 2009), the total amounts of deferred compensation payable by each fund listed below, including income earned on such amounts, to these Trustees were (in dollars):

Fund	Ms. Baxter	Ms. Drucker	Mr. Hill	Dr. Joskow	Dr. Kennan

Putnam Absolute Return 100 Fund	0	0	0	0	0

Putnam Absolute Return 300 Fund	0	0	0	0	0

Putnam Absolute Return 500 Fund	0	0	0	0	0

Putnam Absolute Return 700 Fund	0	0	0	0	0

Putnam American Government Income Fund	9,059	1,842	37,639	8,849	1,362

Putnam AMT-Free Municipal Fund	4,810	979	19,979	4,691	724

Putnam Arizona Tax Exempt Income Fund	1,832	441	6,432	1,661	254

Putnam Asia Pacific Equity Fund	0	0	0	0	0

Putnam Asset Allocation: Balanced Portfolio	9,325	1,896	38,748	9,110	1,402

Fund	Ms. Baxter	Ms. Drucker	Mr. Hill	Dr. Joskow	Dr. Kennan

Putnam Asset Allocation: Conservative Portfolio	3,661	744	15,210	3,576	551

Putnam Asset Allocation: Equity Portfolio	0	0	0	0	0

Putnam Asset Allocation: Growth Portfolio	8,342	1,696	34,660	8,149	1,254

Putnam California Tax Exempt Income Fund	14,371	2,921	59,712	14,038	2,161

Putnam Capital Opportunities Fund	3,624	873	12,704	3,286	502

Putnam Capital Spectrum Fund	0	0	0	0	0

Putnam Convertible Income-Growth Trust	7,215	1,486	28,211	6,636	1,022

Putnam Diversified Income Trust	20,695	4,207	85,991	20,216	3,112

Putnam Emerging Markets Equity Fund	0	0	0	0	0

Putnam Equity Income Fund	9,722	1,999	38,005	8,937	1,377

Putnam Equity Spectrum Fund	0	0	0	0	0

Putnam Europe Equity Fund	8,161	1,965	28,682	7,408	1,129

Putnam Floating Rate Income Fund	1,010	228	3,782	915	140

The Putnam Fund for Growth and Income	75,214	15,488	294,080	69,170	10,649

The George Putnam Fund of Boston	28,332	5,767	117,694	27,632	4,264

Putnam Global Consumer Fund	0	0	0	0	0

Putnam Global Energy Fund	0	0	0	0	0

Putnam Global Equity Fund	22,291	4,590	87,157	20,500	3,156

Putnam Global Financials Fund	0	0	0	0	0

Putnam Global Health Care Fund	21,774	4,428	90,428	21,230	3,278

Putnam Global Income Trust	3,901	803	15,252	3,587	552

Putnam Global Industrials Fund	0	0	0	0	0

Putnam Global Natural Resources Fund	2,764	562	11,478	2,695	416

Putnam Global Technology Fund	0	0	0	0	0

Putnam Global Telecommunications Fund	0	0	0	0	0

Putnam Global Utilities Fund	7,413	1,527	28,986	6,818	1,050

Putnam Growth Opportunities Fund	11,361	2,313	47,193	11,080	1,710

Putnam High Yield Advantage Fund	9,103	1,872	35,586	8,368	1,289

Putnam High Yield Trust	22,708	4,618	94,306	22,141	3,419

Putnam Income Fund	12,422	2,558	48,570	11,424	1,759

Putnam Income Strategies Fund	733	166	2,746	664	102

Putnam International Capital Opportunities Fund	5,788	1,177	24,038	5,644	871

Putnam International Equity Fund	26,370	6,350	92,679	23,936	3,649

Putnam International Growth and Income Fund	5,129	1,235	18,024	4,655	710

Putnam International New Opportunities Fund	10,694	2,174	44,434	10,446	1,608

Putnam Investors Fund	25,812	5,254	107,224	25,174	3,885

Putnam Massachusetts Tax Exempt Fund	2,101	506	7,377	1,905	291

Putnam Michigan Tax Exempt Income Fund	1,836	442	6,447	1,665	254

Putnam Mid Cap Value Fund	2,892	697	10,140	2,622	400

Putnam Minnesota Tax Exempt Income Fund	1,825	439	6,406	1,654	253

Putnam Money Market Fund	14,941	3,037	62,080	14,595	2,247

Putnam Money Market Liquidity Fund	0	0	0	0	0

Putnam New Jersey Tax Exempt Income Fund	1,948	469	6,841	1,767	270

Putnam New Opportunities Fund	68,300	16,446	240,044	61,994	9,451

Putnam New York Tax Exempt Income Fund	8,665	1,782	33,874	7,966	1,227

Putnam Ohio Tax Exempt Income Fund	1,886	454	6,622	1,710	261

Putnam Pennsylvania Tax Exempt Income Fund	1,905	459	6,689	1,727	264

Putnam Research Fund	5,066	1,031	21,046	4,941	763

Putnam RetirementReady 2010 Fund	0	0	0	0	0

Putnam RetirementReady 2015 Fund	0	0	0	0	0

Putnam RetirementReady 2020 Fund	0	0	0	0	0

Putnam RetirementReady 2025 Fund	0	0	0	0	0

Putnam RetirementReady 2030 Fund	0	0	0	0	0

Putnam RetirementReady 2035 Fund	0	0	0	0	0

Putnam RetirementReady 2040 Fund	0	0	0	0	0

Fund	Ms. Baxter	Ms. Drucker	Mr. Hill	Dr. Joskow	Dr. Kennan

Putnam RetirementReady 2045 Fund	0	0	0	0	0

Putnam RetirementReady 2050 Fund	0	0	0	0	0

Putnam RetirementReady Maturity Fund	0	0	0	0	0

Putnam Small Cap Growth Fund	1,852	446	6,510	1,681	256

Putnam Small Cap Value Fund	2,580	583	9,658	2,336	357

Putnam Tax Exempt Income Fund	13,374	2,719	55,571	13,065	2,011

Putnam Tax Exempt Money Market Fund	1,722	350	7,155	1,682	259

Putnam Tax-Free High Yield Fund	17,356	3,533	72,097	16,927	2,612

Putnam U.S. Government Income Trust	17,626	3,583	73,237	17,218	2,651

Putnam Vista Fund	27,105	5,517	112,596	26,435	4,079

Putnam Voyager Fund	77,387	15,753	321,473	75,474	11,647

Putnam VT American Government Income Fund	1,782	383	6,852	1,656	253

Putnam VT Capital Opportunities Fund	882	191	3,415	825	126

Putnam VT Diversified Income Fund	2,393	515	9,204	2,225	340

Putnam VT Equity Income Fund	1,210	260	4,654	1,125	172

Putnam VT The George Putnam Fund of Boston	2,463	530	9,472	2,290	350

Putnam VT Global Asset Allocation Fund	4,192	901	16,122	3,897	596

Putnam VT Global Equity Fund	7,823	1,682	30,087	7,273	1,112

Putnam VT Global Health Care Fund	1,821	392	7,003	1,693	259

Putnam VT Global Utilities Fund	4,715	1,014	18,133	4,383	670

Putnam VT Growth and Income Fund	21,000	4,516	80,768	19,523	2,986

Putnam VT Growth Opportunities Fund	1,497	322	5,759	1,392	213

Putnam VT High Yield Fund	5,581	1,200	21,467	5,189	794

Putnam VT Income Fund	5,751	1,237	22,120	5,347	818

Putnam VT International Equity Fund	3,196	687	12,294	2,972	455

Putnam VT International Growth and Income Fund	2,008	432	7,724	1,867	286

Putnam VT International New Opportunities Fund	1,891	407	7,273	1,758	269

Putnam VT Investors Fund	2,333	502	8,974	2,169	332

Putnam VT Mid Cap Value Fund	1,036	223	3,984	963	147

Putnam VT Money Market Fund	2,233	480	8,590	2,076	318

Putnam VT New Opportunities Fund	11,297	2,429	43,452	10,503	1,606

Putnam VT Research Fund	1,781	383	6,850	1,656	253

Putnam VT Small Cap Value Fund	2,307	496	8,875	2,145	328

Putnam VT Vista Fund	2,141	461	8,236	1,991	304

Putnam VT Voyager Fund	16,633	3,577	63,974	15,464	2,365

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009. \

(6) Mr. Reynolds was elected to the Board of Trustees of the Putnam funds on September 12, 2008.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees of the Putnam funds on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

Appendix D — Forms of Proposed Management Contract

For the following funds only:
Putnam AMT-Free Municipal Fund
Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Equity Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam California Tax Exempt Income Fund
Putnam Capital Opportunities Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Floating Rate Income Fund
The Putnam Fund for Growth and Income
The George Putnam Fund of Boston
Putnam Global Consumer Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Health Care Fund
Putnam Global Industrials Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Global Utilities Fund
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Income Strategies Fund
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Mid Cap Value Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund

Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Research Fund
Putnam Small Cap Value Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam U.S. Government Income Trust
Putnam VT American Government Income Fund
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

FORM OF PROPOSED MANAGEMENT CONTRACT

This Management Contract is dated as of January 1, 2010 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f) (2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO
THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid monthly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each month while this Contract is in effect. The fee is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT;
AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF
THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS,
AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massa-chusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By: ___________________________

PUTNAM INVESTMENT MANAGEMENT, LLC

By: ___________________________

Schedule A
[LIST OF FUNDS]

Schedule B
[FEE SCHEDULE: See Appendix F to this proxy statement for
each fund’s detailed fee information.]
_______________________________________________

For the following funds only:
Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Asia Pacific Equity Fund
Putnam Capital Spectrum Fund
Putnam Emerging Markets Equity Fund
Putnam Equity Spectrum Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

FORM OF PROPOSED MANAGEMENT CONTRACT

This Management Contract is dated as of January 1, 2010 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f) (2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO
THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a Base Fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended, subject to adjustment as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The Base Fee, as adjusted, is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund,to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT;
AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS,
AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massa-chusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By: ___________________________

PUTNAM INVESTMENT MANAGEMENT, LLC

By: ___________________________

Schedule A
[LIST OF FUNDS]

Schedule B
Schedule B

[FEE SCHEDULE:

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Capital Spectrum Fund
Putnam Equity Spectrum Fund

For the funds listed above, see Appendix F (Proposed Fee Schedules) to this proxy statement for each fund’s detailed fee information.

* * *

Putnam Asia Pacific Equity Fund
Putnam Emerging Markets Equity Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

For the funds listed above, if Proposal 2.A. (a management contract containing both Fund Family breakpoints and performance fees) is approved and implemented for the fund, see Appendix F (Proposed Fee Schedules) and Appendix G (Proposed Benchmarks) to this proxy statement for each fund’s detailed fee information.

If Proposal 2.B. (a management contract containing Fund Family breakpoints only) is approved and implemented for the fund, see Appendix F (Proposed Fee Schedules) to this proxy statement for each fund’s detailed fee information.

If Proposal 2.C. (a management contract containing performance fees only) is approved and implemented for the fund, see Appendix G (Proposed Benchmarks) and Appendix E (Current Fee Schedules) to this proxy statement for each fund’s detailed fee information.]

Schedule C

[This Schedule C is included for the following funds only:

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund]

Commencing with the thirteenth whole calendar month of the Fund’s operations, the Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the shorter of (i) the period from the date the Fund commenced operations to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.04 multiplied by the difference, positive or negative, obtained by subtracting (i) the sum of the Investment Record of the Benchmark for the Performance Period plus the Hurdle from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Hurdle. The Fund’s Hurdle is set forth in Schedule B.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark. Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

Schedule C

[This Schedule C is included for the following funds only:

Putnam Capital Spectrum Fund
Putnam Equity Spectrum Fund]

Commencing with the thirteenth whole calendar month of the Fund’s operations, the Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the shorter of (i) the period from the date the Fund commenced operations to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.04 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark.

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class. Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

Schedule C

[This Schedule C is included for each of the following funds for which Proposal 2.A. or Proposal 2.C. is approved by shareholders and implemented:

Putnam Asia Pacific Equity Fund
Putnam Emerging Markets Equity Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund]

Commencing with the thirteenth whole calendar month after the later of January 1, 2010 and the date of execution of this Contract, the Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the shorter of (i) the period from the later of January 1, 2010 and the date of the execution of this Contract to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.03 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark.

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class. Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

Appendix E — Current Fee Schedule

The following table sets forth each fund’s current management fee schedule.

Fund	Management Fee Rate

Putnam Absolute	First $500 million	0.55%
Return 100 Fund	Next $500 million	0.45%
	Next $500 million	0.40%
	Next $5 billion	0.35%
	Next $5 billion	0.325%
	Next $5 billion	0.305%
	Next $5 billion	0.29%
	Any excess thereafter	0.28%
	Benchmark: Merrill Lynch US Treasury Bill Index
	(G0BA)
	Hurdle: 1.00%
	Maximum Performance Adjustment Rate:	0.04%
	Minimum Performance Adjustment Rate:	-0.04%

Putnam Absolute	First $500 million	0.65%
Return 300 Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%
	Benchmark:Merrill Lynch US Treasury Bill Index
	(G0BA)
	Hurdle:	3.00%
	Maximum Performance Adjustment Rate:	0.12%
	Minimum Performance Adjustment Rate:	-0.12%

Putnam Absolute	First $500 million	0.80%
Return 500 Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%
	Benchmark: Merrill Lynch US Treasury Bill Index
	(G0BA)
	Hurdle: 5.00%
	Maximum Performance Adjustment Rate:	0.20%
	Minimum Performance Adjustment Rate:	-0.20%

Putnam Absolute	First $500 million	0.95%
Return 700 Fund	Next $500 million	0.85%
	Next $500 million	0.80%
	Next $5 billion	0.75%
	Next $5 billion	0.725%
	Next $5 billion	0.705%
	Next $5 billion	0.69%
	Any excess thereafter	0.68%
	Benchmark: Merrill Lynch US Treasury Bill Index
	(G0BA)
	Hurdle: 7.00%
	Maximum Performance Adjustment Rate:	0.28%
	Minimum Performance Adjustment Rate:	-0.28%

Putnam American	First $500 million	0.65%
Government Income	Next $500 million	0.55%
Fund	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Fund	Management Fee Rate

Putnam AMT-Free	The lesser of 0.50%, or
Municipal Fund	First $500 million	0.60%
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess thereafter	0.33%

Putnam Arizona	The lesser of 0.50%, or
Tax Exempt	First $500 million	0.60%
Income Fund	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Asia Pacific	First $500 million	1.00%
Equity Fund	Next $500 million	0.90%
	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Next $5 billion	0.73%
	Next $5 billion	0.72%
	Next $5 billion	0.71%
	Next $5 billion	0.70%
	Next $5 billion	0.69%
	Next $8.5 billion	0.68%
	Any excess thereafter	0.67%

Putnam Asset	First $500 million	0.70%
Allocation: Balanced	Next $500 million	0.60%
Portfolio	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

Putnam Asset	First $500 million	0.70%
Allocation:	Next $500 million	0.60%
Conservative	Next $500 million	0.55%
Portfolio	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

Putnam Asset	First $500 million	0.70%
Allocation: Equity	Next $500 million	0.60%
Portfolio	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Fund	Management Fee Rate

Putnam Asset	First $500 million	0.70%
Allocation: Growth	Next $500 million	0.60%
Portfolio	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

Putnam California	The lesser of 0.50%, or
Tax Exempt	First $500 million	0.60%
Income Fund	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess thereafter	0.33%

Putnam Capital	First $500 million	0.65%
Opportunities Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess over $21.5 billion	0.38%

Putnam Capital	First $500 million	0.80%
Spectrum Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Next $5 billion	0.53%
	Next $5 billion	0.52%
	Next $5 billion	0.51%
	Next $5 billion	0.50%
	Next $5 billion	0.49%
	Next $8.5 billion	0.48%
	Any excess thereafter	0.47%
	Benchmark:50/50 blend (balanced daily) of
	S&P 500 Index and JP Morgan Developed
	High Yield Index
	Maximum Performance Adjustment Rate:	0.32%
	Minimum Performance Adjustment Rate:	-0.32%

Putnam Convertible	First $500 million	0.65%
Income-Growth Trust	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Diversified	First $500 million	0.70%
Income Trust	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Fund	Management Fee Rate

Putnam Emerging	First $500 million	1.00%
Markets Equity Fund	Next $500 million	0.90%
	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Next $5 billion	0.73%
	Next $5 billion	0.72%
	Next $5 billion	0.71%
	Next $5 billion	0.70%
	Next $5 billion	0.69%
	Next $8.5 billion	0.68%
	Any excess thereafter	0.67%

Putnam Equity	First $500 million	0.65%
Income Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Equity	First $500 million	0.80%
Spectrum Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Next $5 billion	0.53%
	Next $5 billion	0.52%
	Next $5 billion	0.51%
	Next $5 billion	0.50%
	Next $5 billion	0.49%
	Next $8.5 billion	0.48%
	Any excess thereafter	0.47%
	Benchmark:S&P 500 Index
	Maximum Performance Adjustment Rate:	0.40%
	Minimum Performance Adjustment Rate:	-0.40%

Putnam Europe	First $500 million	0.80%
Equity Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam Floating	First $500 million	0.65%
Rate Income Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Next $5 billion	0.34%
	Next $8.5 billion	0.33%
	Any excess thereafter	0.32%

Fund	Management Fee Rate

The Putnam Fund for	First $500 million	0.65%
Growth and Income	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Next $5 billion	0.34%
	Next $8.5 billion	0.33%
	Any excess over $55 billion	0.32%

The George Putnam	First $500 million	0.65%
Fund of Boston	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Global	First $500 million	0.70%
Consumer Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Putnam Global	First $500 million	0.70%
Energy Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Putnam Global	First $500 million	0.80%
Equity Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Next $5 billion	0.53%
	Next $5 billion	0.52%
	Next $5 billion	0.51%
	Next $5 billion	0.50%
	Next $5 billion	0.49%
	Next $8.5 billion	0.48%
	Any excess over $55 billion	0.47%

Fund	Management Fee Rate

Putnam Global	First $500 million	0.70%
Financials Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Putnam Global Health	First $500 million	0.70%
Care Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

Putnam Global	First $500 million	0.70%
Income Trust	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Global	First $500 million	0.70%
Industrials Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Putnam Global	First $500 million	0.70%
Natural Resources	Next $500 million	0.60%
Fund	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Global	First $500 million	0.70%
Technology Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Fund	Management Fee Rate

Putnam Global	First $500 million	0.70%
Telecommunications	Next $500 million	0.60%
Fund	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Putnam Global	First $500 million	0.70%
Utilities Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Growth	First $500 million	0.70%
Opportunities Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam High Yield	First $500 million	0.70%
Advantage Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam High Yield	First $500 million	0.70%
Trust	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Income Fund	First $500 million	0.65%
	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Fund	Management Fee Rate

Putnam Income	First $500 million	0.65%
Strategies Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Next $5 billion	0.34%
	Next $8.5 billion	0.33%
	Any excess thereafter	0.32%

Putnam International	First $500 million	1.00%
Capital Opportunities	Next $500 million	0.90%
Fund	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

Putnam International	First $500 million	0.80%
Equity Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess over $21.5 billion	0.53%

Putnam International	First $500 million	0.80%
Growth and Income	Next $500 million	0.70%
Fund	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess over $21.5 billion	0.53%

Putnam International	First $500 million	1.00%
New Opportunities	Next $500 million	0.90%
Fund	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

Putnam Investors	First $500 million	0.65%
Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess over $21.5 billion	0.38%

Putnam	The lesser of 0.50%, or
Massachusetts Tax	First $500 million	0.60%
Exempt Income Fund	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Fund	Management Fee Rate

Putnam Michigan Tax	The lesser of 0.50%, or
Exempt Income Fund	First $500 million	0.60%
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Mid Cap	First $500 million	0.70%
Value Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Minnesota	The lesser of 0.50%, or
Tax Exempt Income	First $500 million	0.60%
Fund	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Money	First $100 million	0.50%
Market Fund	Next $100 million	0.40%
	Next $300 million	0.35%
	Next $500 million	0.325%
	Next $500 million	0.30%
	Next $2.5 billion	0.275%
	Next $2.5 billion	0.25%
	Next $5 billion	0.225%
	Next $5 billion	0.205%
	Next $5 billion	0.19%
	Any excess thereafter	0.18%

Putnam New Jersey	The lesser of 0.50%, or
Tax Exempt Income	First $500 million	0.60%
Fund	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam New	First $500 million	0.70%
Opportunities Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess over $55 billion	0.37%

Fund	Management Fee Rate

Putnam New York Tax	The lesser of 0.50%, or
Exempt Income Fund	First $500 million	0.60%
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Ohio Tax	The lesser of 0.50%, or
Exempt Income Fund	First $500 million	0.60%
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Pennsylvania	The lesser of 0.50%, or
Tax Exempt Income	First $500 million	0.60%
Fund	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Research	First $500 million	0.65%
Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Small Cap	First $500 million	1.00%
Growth Fund	Next $500 million	0.90%
	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

Putnam Small Cap	First $500 million	0.80%
Value Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam Tax Exempt	The lesser of 0.50%, or
Income Fund	First $500 million	0.60%
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Fund	Management Fee Rate

Putnam Tax Exempt	First $500 million	0.45%
Money Market Fund	Next $500 million	0.35%
	Next $500 million	0.30%
	Next $5 billion	0.25%
	Next $5 billion	0.225%
	Next $5 billion	0.205%
	Next $5 billion	0.19%
	Any excess thereafter	0.18%

Putnam Tax-Free	The lesser of 0.50%, or
High Yield Fund	First $500 million	0.60%
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess thereafter	0.33%

Putnam U.S.	First $500 million	0.57%
Government Income	Next $500 million	0.475%
Trust	Next $500 million	0.4275%
	Any excess over $1.5 billion	0.38%

Putnam Vista Fund	First $500 million	0.65%
	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess over $21.5 billion	0.38%

Putnam Voyager	First $500 million	0.70%
Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess over $55 billion	0.37%

Putnam VT American	First $500 million	0.65%
Government Income	Next $500 million	0.55%
Fund	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Any excess thereafter	0.34%

Putnam VT Capital	First $500 million	0.65%
Opportunities Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Fund	Management Fee Rate

Putnam VT	First $500 million	0.70%
Diversified Income	Next $500 million	0.60%
Fund	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Equity	First $500 million	0.65%
Income Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT The	First $500 million	0.65%
George Putnam	Next $500 million	0.55%
Fund of Boston	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Global	First $500 million	0.70%
Asset Allocation	Next $500 million	0.60%
Fund	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Global	First $500 million	0.80%
Equity Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT Global	First $500 million	0.70%
Health Care Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Global	First $500 million	0.70%
Utilities Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Growth	First $500 million	0.65%
and Income Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Fund	Management Fee Rate

Putnam VT Growth	First $500 million	0.70%
Opportunities Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Any excess thereafter	0.42%

Putnam VT High	First $500 million	0.70%
Yield Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Income	First $500 million	0.65%
Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT	First $500 million	0.80%
International Equity	Next $500 million	0.70%
Fund	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT	First $500 million	0.80%
International Growth	Next $500 million	0.70%
and Income Fund	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT	First $500 million	1.00%
International New	Next $500 million	0.90%
Opportunities Fund	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

Putnam VT Investors	First $500 million	0.65%
Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Mid Cap	First $500 million	0.70%
Value Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Fund	Management Fee Rate

Putnam VT Money	First $500 million	0.45%
Market Fund	Next $500 million	0.35%
	Next $500 million	0.30%
	Next $5 billion	0.25%
	Next $5 billion	0.225%
	Next $5 billion	0.205%
	Next $5 billion and	0.19%
	Any excess thereafter	0.18%

Putnam VT New	First $500 million	0.70%
Opportunities Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Research	First $500 million	0.65%
Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Fund	Management Fee Rate

Putnam VT Small Cap	First $500 million	0.80%
Value Fund	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT Vista	First $500 million	0.65%
Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Voyager	First $500 million	0.70%
Fund	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Appendix F — Proposed Fee Schedules

Fund Family Fee Schedules

				Putnam Europe
				Equity Fund
				Putnam Global	Putnam Capital
	Putnam Asia Pacific			Equity Fund	Opportunities Fund
	Equity Fund			Putnam International	Putnam Convertible
	Putnam Emerging			Equity Fund	Income-Growth Trust
	Markets Equity Fund			Putnam International	Putnam Small Cap
	Putnam International			Growth and Income Fund	Growth Fund
	Capital Opportunities		Putnam Absolute Return	Putnam VT Global	Putnam Small Cap
	Fund		500 Fund	Equity Fund	Value Fund
	Putnam International		Putnam Capital	Putnam VT International	Putnam VT Capital
Total Open-End	New Opportunities Fund		Spectrum Fund	Equity Fund	Opportunities Fund
Mutual Fund Average	Putnam VT International	Putnam Absolute Return	Putnam Equity	Putnam VT International	Putnam VT Small Cap
Net Assets ($B)*	New Opportunities Fund	700 Fund	Spectrum Fund	Growth and Income Fund	Value Fund

1st 5B	1.080%	1.030%	0.880%	0.850%	0.780%

Next 5B	1.030%	0.980%	0.830%	0.800%	0.730%

Next 10B	0.980%	0.930%	0.780%	0.750%	0.680%

Next 10B	0.930%	0.880%	0.730%	0.700%	0.630%

Next 50B	0.880%	0.830%	0.680%	0.650%	0.580%

Next 50B	0.860%	0.810%	0.660%	0.630%	0.560%

Next 100B	0.850%	0.800%	0.650%	0.620%	0.550%

Any excess thereafter	0.845%	0.795%	0.645%	0.615%	0.545%

Fund Family Fee Schedules

	Putnam Global
	Consumer Fund
	Putnam Global
	Energy Fund
	Putnam Global
	Financials Fund
	Putnam Global Health
	Care Fund
	Putnam Global
	Industrials Fund
	Putnam Global Natural
	Resources Fund
	Putnam Global
	Technology Fund
	Putnam Global
	Telecommunications
	Fund				Putnam Floating Rate
	Putnam Global	Putnam Asset Allocation:	Putnam Mid Cap		Income Fund
	Utilities Fund	Equity Portfolio	Value Fund		Putnam High Yield Trust
	Putnam VT Global Health	Putnam Asset Allocation:	Putnam Vista Fund		Putnam High Yield
Total Open-End	Care Fund	Growth Portfolio	Putnam VT Vista Fund		Advantage Fund
Mutual Fund Average	Putnam VT Global	Putnam VT Global Asset	Putnam VT Mid Cap	Putnam Absolute Return	Putnam VT High
Net Assets ($B)*	Utilities Fund	Allocation Fund	Value Fund	300 Fund	Yield Fund

1st 5B	0.780%	0.750%	0.740%	0.730%	0.720%

Next 5B	0.730%	0.700%	0.690%	0.680%	0.670%

Next 10B	0.680%	0.650%	0.640%	0.630%	0.620%

Next 10B	0.630%	0.600%	0.590%	0.580%	0.570%

Next 50B	0.580%	0.550%	0.540%	0.530%	0.520%

Next 50B	0.560%	0.530%	0.520%	0.510%	0.500%

Next 100B	0.550%	0.520%	0.510%	0.500%	0.490%

Any excess thereafter	0.545%	0.515%	0.505%	0.495%	0.485%

	Putnam Growth
	Opportunities Fund
	Putnam Investors Fund
	Putnam New
	Opportunities Fund
	Putnam Research Fund		Putnam Asset Allocation:
			Balanced Portfolio
	Putnam Voyager Fund
			The George Putnam Fund
	Putnam VT Investors Fund		of Boston
	Putnam VT New	Putnam Diversified	Putnam VT The George
	Opportunities Fund	Income Trust	Putnam Fund of Boston
	Putnam VT Research Fund	Putnam Global	Putnam Asset Allocation:
Total Open-End	Putnam VT Growth	Income Trust	Conservative Portfolio
Mutual Fund Average	Opportunities Fund	Putnam VT Diversified	Putnam Income	Putnam Absolute Return	Putnam Tax-Free High
Net Assets ($B)*	Putnam VT Voyager Fund	Income Fund	Strategies Fund	100 Fund	Yield Fund

1st 5B	0.710%	0.700%	0.680%	0.630%	0.630%

Next 5B	0.660%	0.650%	0.630%	0.580%	0.580%

Next 10B	0.610%	0.600%	0.580%	0.530%	0.530%

Next 10B	0.560%	0.550%	0.530%	0.480%	0.480%

Next 50B	0.510%	0.500%	0.480%	0.430%	0.430%

Next 50B	0.490%	0.480%	0.460%	0.410%	0.410%

Next 100B	0.480%	0.470%	0.450%	0.400%	0.400%

Any excess thereafter	0.475%	0.465%	0.445%	0.395%	0.395%

Fund Family Fee Schedules

		Putnam AMT-Free
		Municipal Fund
		Putnam Arizona Tax
		Exempt Income Fund
		Putnam California Tax
		Exempt Income Fund
		Putnam Massachusetts
		Tax Exempt Income Fund
		Putnam Michigan Tax
		Exempt Income Fund
		Putnam Minnesota Tax
		Exempt Income Fund
		Putnam New Jersey Tax	Putnam American
		Exempt Income Fund	Government
	Putnam Equity	Putnam New York Tax	Income Fund
	Income Fund	Exempt Income Fund	Putnam Income Fund
	The Putnam Fund for	Putnam Ohio Tax Exempt	Putnam U.S. Government	Putnam Money
	Growth and Income	Income Fund	Income Trust	Market Fund
	Putnam VT Equity	Putnam Pennsylvania Tax	Putnam VT American	Putnam Tax Exempt
Total Open-End	Income Fund	Exempt Income Fund	Government	Money Market Fund
Mutual Fund Average	Putnam VT Growth and	Putnam Tax Exempt	Income Fund	Putnam VT Money
Net Assets ($B)*	Income Fund	Income Fund	Putnam VT Income Fund	Market Fund

1st 5B	0.630%	0.590%	0.550%	0.440%

Next 5B	0.580%	0.540%	0.500%	0.390%

Next 10B	0.530%	0.490%	0.450%	0.340%

Next 10B	0.480%	0.440%	0.400%	0.290%

Next 50B	0.430%	0.390%	0.350%	0.240%

Next 50B	0.410%	0.370%	0.330%	0.220%

Next 100B	0.400%	0.360%	0.320%	0.210%

Any excess thereafter	0.395%	0.355%	0.315%	0.205%

* “Total Open-End Mutual Fund Average Net Assets” means the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding Putnam RetirementReady Funds and Putnam Money Market Liquidity Fund) at the close of business on each business day during each month while the Management Contract is in effect.

Putnam Absolute Return 100 Fund	Benchmark: Merrill Lynch US	Putnam Absolute Return 300 Fund	Benchmark: Merrill Lynch US
	Treasury Bill Index (G0BA)		Treasury Bill Index (G0BA)
	Hurdle: 1.00%		Hurdle: 3.00%
	Maximum Performance Adjustment		Maximum Performance Adjustment
	Rate: 0.04%		Rate: 0.12%
	Minimum Performance Adjustment		Minimum Performance Adjustment
	Rate: -0.04%		Rate: -0.12%

Putnam Absolute Return 500 Fund	Benchmark: Merrill Lynch US	Putnam Absolute Return 700 Fund	Benchmark: Merrill Lynch US
	Treasury Bill Index (G0BA)		Treasury Bill Index (G0BA)
	Hurdle: 5.00%		Hurdle: 7.00%
	Maximum Performance Adjustment		Maximum Performance Adjustment
	Rate: 0.20%		Rate: 0.28%
	Minimum Performance Adjustment		Minimum Performance Adjustment
	Rate: -0.20%		Rate: -0.28%

Putnam Capital Spectrum Fund	Benchmark: 50/50 blend (balanced	Putnam Equity Spectrum Fund	Benchmark: S&P 500 Index
	daily) of S&P 500 Index and JP		Maximum Performance Adjustment
	Morgan Developed High Yield Index		Rate: 0.40%
	Maximum Performance Adjustment		Minimum Performance Adjustment
	Rate: 0.32%		Rate: -0.40%
Minimum Performance Adjustment
Rate: -0.32%

Appendix G — Proposed Benchmarks

		Proposed Maximum Annualized
Fund Name	Proposed Benchmark	Performance Adjustment Rate

Putnam Asia Pacific Equity Fund	Morgan Stanley Capital International (MSCI) All Country (AC)	0.21%
	Asia Pacific Index (Net Dividends)*

Putnam Emerging Markets Equity Fund	Morgan Stanley Capital International (MSCI) Emerging Markets	0.21%
	(EM) Index (Net Dividends)*

Putnam Europe Equity Fund	Morgan Stanley Capital International (MSCI) Europe Index (Net	0.15%
	Dividends)*

Putnam Global Equity Fund	Morgan Stanley Capital International (MSCI) World Index (Net	0.15%
	Dividends)*

Putnam Growth Opportunities Fund	Russell 1000 Growth Index	0.12%

Putnam International Capital Opportunities Fund	S&P Developed/Ex-U.S. SmallCap Index	0.21%

Putnam International Equity Fund	Morgan Stanley Capital International (MSCI) EAFE Index (Net	0.15%
	Dividends)*

Putnam International Growth and Income Fund	S&P Developed/Ex-U.S. LargeMidCap Value Index	0.15%

Putnam International New Opportunities Fund	Morgan Stanley Capital International (MSCI) EAFE Growth Index	0.21%
	(Net Dividends)*

Putnam New Opportunities Fund	Russell 3000 Growth Index	0.12%

Putnam Small Cap Growth Fund	Russell 2000 Growth Index	0.18%

Putnam Vista Fund	Russell Midcap Growth Index	0.12%

Putnam Voyager Fund	Russell 1000 Growth Index	0.12%

* Morgan Stanley Capital International (MSCI) publishes two versions of these indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividends payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of each index.

Appendix H — Funds Proposed to Change to Monthly Management Fees

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam California Tax Exempt Income Fund
Putnam Capital Opportunities Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Equity Fund
Putnam Fund for Growth and Income
Putnam The George Putnam Fund of Boston
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam Global Utilities Fund
Putnam Growth Opportunities Fund
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Mid Cap Value Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Research Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam U.S. Government Income Trust
Putnam Vista Fund
Putnam Voyager Fund
Putnam VT American Government Income Fund
Putnam VT Diversified Income Trust
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund

G/H-1

Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Appendix I — Description of Contract Approval Process

Previous approval of management contracts

The approval by the Trustees in July 2009 of the proposed management contracts for your funds was preceded in June 2009 by their approval of the continuance of the current management contracts. The discussion below summarizes the principal factors considered by the Trustees in approving the continuance of the current management contracts in June 2009.

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of the funds’ management contracts with Putnam Investment Management (“Putnam Management”), and with respect to certain funds, the sub-management contracts between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contracts among Putnam Management, PIL and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of each fund’s management contracts — and with respect to certain funds, sub-management contracts and sub-advisory contracts — effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedules in effect for the funds represented reasonable compensation in light of the nature and quality of the services being provided to the funds, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedules represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the funds at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009. The following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in particular percentiles in management fees and total expenses (less any applicable 12b-1 fees for open-end funds, and excluding charges and expenses at the insurance company separate account level for the funds of Putnam Variable Trust) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds), as indicated on Schedule A.

(Because the funds’ custom peer groups are smaller than the funds’ broad Lipper Inc. peer groups, this expense information may differ from the Lipper peer expense information found elsewhere.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. With respect to all funds, the Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

With respect to the open-end funds, the Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007.

• Economies of scale. Most funds currently have the benefit of breakpoints in their management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam open-end funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under the funds’ management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of each open-end fund, the Trustees considered that each fund’s class A (and class IA in the case of Putnam Variable Trust) share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds), as indicated on Schedule B. Past performance is not a guarantee of future returns.

The Trustees noted the disappointing performance for certain of the Putnam funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contracts with the funds. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of the funds’ management contracts also included the review of the investor servicing agreements with Putnam Investor Services, Inc. (“PSERV”) (in the case of the open-end funds) and Putnam Fiduciary Trust Company (“PFTC”) (in the case of the closed-end funds) which agreements provide benefits to affiliates of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and PFTC entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of the open-end funds, the Trustees’ annual review of the funds’ management contracts also included the review of the funds’ distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership, which contracts and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Schedule A

The funds ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees for open-end funds, and excluding charges and expenses at the insurance company separate account level for the funds of Putnam Variable Trust) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds):

Actual
	Management	Total
	Fee	Expenses
	(percentile rank)	(percentile rank)

Putnam Absolute Return 100 Fund	N/A	N/A

Putnam Absolute Return 300 Fund	N/A	N/A

Putnam Absolute Return 500 Fund	N/A	N/A

Putnam Absolute Return 700 Fund	N/A	N/A

Putnam American Government	46th	42nd
Income Fund

Putnam AMT-Free Municipal Fund	76th	52nd

Putnam Arizona Tax Exempt Income	17th	67th
Fund

Putnam Asset Allocation: Balanced	34th	31st
Portfolio

Actual
	Management	Total
	Fee	Expenses
	(percentile rank)	(percentile rank)

Putnam Asset Allocation:	71st	59th
Conservative Portfolio

Putnam Asset Allocation: Growth	35th	50th
Portfolio

Putnam California Tax Exempt	58th	38th
Income Fund

Putnam Capital Opportunities Fund	7th	24th

Putnam Convertible Income-Growth	50th	21st
Trust

Putnam Diversified Income Trust	56th	40th

Putnam Emerging Markets Equity	N/A	N/A
Fund

Putnam Equity Income Fund	7th	21st

Putnam Europe Equity Fund	40th	40th

Putnam Floating Rate Income Fund	80th	33rd

The Putnam Fund for Growth	14th	28th
and Income

The George Putnam Fund of Boston	38th	45th

Putnam Global Consumer Fund	N/A	N/A

Putnam Global Energy Fund	N/A	N/A

Putnam Global Equity Fund	19th	29th

Putnam Global Financials Fund	N/A	N/A

Putnam Global Health Care Fund	15th	22nd

Putnam Global Income Trust	10th	48th

Putnam Global Industrials Fund	N/A	N/A

Putnam Global Natural Resources	28th	20th
Fund

Putnam Global Telecommunications	N/A	N/A
Fund

Putnam Global Technology Fund	N/A	N/A

Putnam Global Utilities Fund	67th	40th

Putnam Growth Opportunities Fund	10th	52nd

Putnam High Income Securities Fund	1st	1st

Putnam High Yield Advantage Fund	90th	55th

Putnam High Yield Trust	66th	41st

Putnam Income Fund	31st	38th

Putnam Income Strategies Fund	1st	1st

Putnam International Capital	34th	21st
Opportunities Fund

Putnam International Equity Fund	10th	3rd

Putnam International Growth and	31st	28th
Income Fund

Putnam International New	24th	62nd
Opportunities Fund

Putnam Investors Fund	28th	62nd

Putnam Managed Municipal Income	33rd	50th
Trust

Putnam Massachusetts Tax Exempt	58th	42nd
Income Fund

Putnam Master Intermediate Income	67th	33rd
Trust

Putnam Michigan Tax Exempt	43rd	57th
Income Fund

Putnam Mid Cap Value Fund	21st	45th

Actual
	Management	Total
	Fee	Expenses
	(percentile rank)	(percentile rank)

Putnam Minnesota Tax Exempt	33rd	67th
Income Fund

Putnam Money Market Fund	34th	59th

Putnam Municipal Opportunities Trust	50th	57th

Putnam New Jersey Tax Exempt	58th	83rd
Income Fund

Putnam New Opportunities Fund	10th	34th

Putnam New York Tax Exempt	65th	35th
Income Fund

Putnam Ohio Tax Exempt Income	58th	50th
Fund

Putnam Pennsylvania Tax Exempt	67th	53rd
Income Fund

Putnam Premier Income Trust	67th	1st

Putnam Research Fund	24th	62nd

Putnam RetirementReady Maturity	86th	36th
Fund*

Putnam RetirementReady 2010 Fund*	88th	25th

Putnam RetirementReady 2015 Fund*	90th	30th

Putnam RetirementReady 2020 Fund*	92nd	62nd

Putnam RetirementReady 2025 Fund*	88th	63rd

Putnam RetirementReady 2030 Fund*	92nd	50th

Putnam RetirementReady 2035 Fund*	89th	44th

Putnam RetirementReady 2040 Fund*	89th	67th

Putnam RetirementReady 2045 Fund*	99th	83rd

Putnam RetirementReady 2050 Fund*	99th	67th

Putnam Small Cap Growth Fund	38th	45th

Putnam Small Cap Value Fund	34th	55th

Putnam Tax Exempt Income Fund	90th	72nd

Putnam Tax Exempt Money	8th	63rd
Market Fund

Putnam Tax-Free High Yield Fund	38th	24th

Putnam U.S. Government Income	69th	54th
Trust

Putnam Vista Fund	10th	14th

Putnam Voyager Fund	17th	55th

Putnam VT American Government	19th	56th
Income Fund

Putnam VT Capital Opportunities	3rd	52nd
Fund

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund	58th	46th
of Boston

Putnam VT Global Asset Allocation	48th	48th
Fund

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities	1st	21st
Fund

Putnam VT High Yield Fund	52nd	28th

Actual
	Management	Total
	Fee	Expenses
	(percentile rank)	(percentile rank)

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and	34th	17th
Income Fund

Putnam VT International New	72nd	66th
Opportunities Fund

Putnam VT Investors Fund	38th	38th

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Actual
	Management	Total
	Fee	Expenses
	(percentile rank)	(percentile rank)

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

* For these funds, the Actual Management Fee percentile rankings are for the parent-level management fees only, while the Total Expenses percentile rankings include the expenses of the underlying funds.

Schedule B

Each fund’s class A (and class IA in the case of Putnam Variable Trust) share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds)1 :

	One-year period percentile rank	Three-year period percentile rank	Five-year period percentile rank
Fund	(# of funds in category)	(# of funds in category)	(# of funds in category)

Putnam Absolute Return 100 Fund †	N/A	N/A	N/A

Putnam Absolute Return 300 Fund †	N/A	N/A	N/A

Putnam Absolute Return 500 Fund †	N/A	N/A	N/A

Putnam Absolute Return 700 Fund †	N/A	N/A	N/A

Putnam American Government Income Fund	78th (156)	49th (142)	51st (124)

Putnam AMT-Free Municipal Fund	20th (240)	17th (214)	25th (205)

Putnam Arizona Tax Exempt Income Fund	35th (32)	28th (27)	37th (26)

Putnam Asset Allocation: Balanced Portfolio	87th (522)	89th (391)	83rd (289)

Putnam Asset Allocation: Conservative Portfolio	77th (433)	82nd (336)	82nd (201)

Putnam Asset Allocation: Growth Portfolio	92nd (682)	90th (542)	77th (449)

Putnam California Tax Exempt Income Fund	51st (121)	40th (110)	44th (101)

Putnam Capital Opportunities Fund	38th (760)	62nd (608)	47th (484)

Putnam Convertible Income-Growth Trust	71st (73)	65th (63)	64th (60)

Putnam Diversified Income Trust	95th (148)	94th (109)	93rd (95)

Putnam Emerging Markets Equity Fund †	N/A	N/A	N/A

Putnam Equity Income Fund	14th (296)	28th (235)	28th (182)

Putnam Europe Equity Fund	43rd (113)	56th (96)	66th (89)

Putnam Floating Rate Income Fund	56th (93)	33rd (54)	N/A (25)

The Putnam Fund for Growth and Income	35th (589)	87th (498)	91st (415)

The George Putnam Fund of Boston	97th (848)	95th (673)	95th (522)

Putnam Global Consumer Fund †	N/A	N/A	N/A

Putnam Global Energy Fund †	N/A	N/A	N/A

Putnam Global Equity Fund	92nd (59)	92nd (57)	77th (54)

Putnam Global Financials Fund †	N/A	N/A	N/A

Putnam Global Health Care Fund † †	22nd (118)	61st (102)	44th (90)

Putnam Global Income Trust	87th (121)	81st (96)	83rd (88)

Putnam Global Industrials Fund †	N/A	N/A	N/A

Putnam Global Natural Resources Fund † †	54th (97)	60th (65)	67th (47)

Putnam Global Telecommunications Fund †	N/A	N/A	N/A

Putnam Global Technology Fund †	N/A	N/A	N/A

Putnam Global Utilities Fund † †	26th (101)	22nd (91)	50th (70)

Putnam Growth Opportunities Fund	6th (798)	32nd (684)	57th (573)

1 In the case of each closed-end fund, the Trustees considered the same Lipper peer group information for the fund’s common share cumulative total return performance at net asset value. In the case of the tax-exempt funds, the funds’ total return performance was compared against the Lipper peer group performance information using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-income distributions.

	One-year period percentile rank	Three-year period percentile rank	Five-year period percentile rank
Fund	(# of funds in category)	(# of funds in category)	(# of funds in category)

Putnam High Income Securities Fund	25th (11)	30th (9)	30th (9)

Putnam High Yield Advantage Fund	36th (460)	19th (389)	14th (335)

Putnam High Yield Trust	56th (460)	50th (389)	40th (335)

Putnam Income Fund	92nd (162)	83rd (155)	79th (140)

Putnam Income Strategies Fund	97th (433)	95th (336)	N/A

Putnam International Capital Opportunities Fund	55th (67)	34th (41)	30th (39)

Putnam International Equity Fund	68th (282)	68th (241)	70th (214)

Putnam International Growth and Income Fund	78th (93)	78th (62)	79th (54)

Putnam International New Opportunities Fund	20th (107)	22nd (89)	21st (73)

Putnam Investors Fund	44th (885)	94th (763)	86th (638)

Putnam Managed Municipal Income Trust	37th (108)	33rd (84)	66th (77)

Putnam Massachusetts Tax Exempt Income Fund	38th (44)	16th (39)	18th (38)

Putnam Master Intermediate Income Trust	86th (6)	86th (6)	86th (6)

Putnam Michigan Tax Exempt Income Fund	57th (26)	26th (20)	36th (20)

Putnam Mid Cap Value Fund	81st (360)	83rd (292)	74th (218)

Putnam Minnesota Tax Exempt Income Fund	25th (39)	34th (34)	33rd (32)

Putnam Money Market Fund	11th (320)	9th (297)	10th (279)

Putnam Municipal Opportunities Trust	72nd (59)	62nd (59)	70th (58)

Putnam New Jersey Tax Exempt Income Fund	23rd (47)	19th (37)	25th (36)

Putnam New Opportunities Fund	19th (489)	64th (378)	59th (315)

Putnam New York Tax Exempt Income Fund	62nd (97)	35th (90)	34th (90)

Putnam Ohio Tax Exempt Income Fund	40th (40)	27th (35)	33rd (34)

Putnam Pennsylvania Tax Exempt Income Fund	41st (59)	25th (49)	25th (48)

Putnam Premier Income Trust	72nd (6)	72nd (6)	72nd (6)

Putnam Research Fund	20th (885)	78th (763)	83rd (638)

Putnam RetirementReady Maturity Fund	87th (433)	90th (336)	N/A

Putnam RetirementReady 2010 Fund	38th (179)	65th (94)	N/A

Putnam RetirementReady 2015 Fund	29th (118)	54th (42)	N/A

Putnam RetirementReady 2020 Fund	45th (159)	63rd (78)	N/A

Putnam RetirementReady 2025 Fund	37th (103)	50th (31)	N/A

Putnam RetirementReady 2030 Fund	36th (152)	61st (75)	N/A

Putnam RetirementReady 2035 Fund	38th (98)	50th (27)	N/A

Putnam RetirementReady 2040 Fund	26th (144)	67th (68)	N/A

Putnam RetirementReady 2045 Fund	42nd (89)	40th (19)	N/A

Putnam RetirementReady 2050 Fund	34th (106)	69th (15)	N/A

Putnam Small Cap Growth Fund	82nd (593)	91st (506)	82nd (413)

Putnam Small Cap Value Fund	84th (329)	92nd (280)	90th (218)

Putnam Tax Exempt Income Fund	60th (240)	41st (214)	35th (205)

Putnam Tax Exempt Money Market Fund	55th (102)	45th (91)	41st (81)

Putnam Tax-Free High Yield Fund	35th (108)	28th (84)	29th (77)

Putnam U.S. Government Income Trust	93rd (64)	92nd (58)	87th (57)

Putnam Vista Fund	85th (564)	96th (488)	91st (400)

Putnam Voyager Fund	4th (798)	49th (684)	61st (573)

Putnam VT American Government Income Fund	52nd (71)	32nd (62)	68th (55)

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Putnam VT The George Putnam Fund of Boston	95th (195)	95th (164)	94th (94)

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Putnam VT Global Health Care Fund	12th (35)	71st (33)	56th (28)

Putnam VT Global Utilities Fund	7th (32)	17th (30)	49th (26)

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

	One-year period percentile rank	Three-year period percentile rank	Five-year period percentile rank
Fund	(# of funds in category)	(# of funds in category)	(# of funds in category)

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Putnam VT International Growth and Income Fund	75th (69)	74th (62)	72nd (55)

Putnam VT International New Opportunities Fund	24th (83)	31st (64)	41st (48)

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

† Performance information for the one-year period was not yet available for these funds. rankings are as of 12/31/08. As of 1/1/09, Putnam Management no longer evaluates these funds’ performance versus their Lipper peer groups and instead evaluates these funds’ performance against the performance of their respective benchmarks.

Appendix J — Management Contracts: Terms, Dates, and Approvals

Under the management contract between your fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Except for the funds included in the table below, the current management contract for your fund dated August 3, 2007 was last approved by shareholders on May 15, 2007. At that time, shareholders of the fund voted to approve a new management contract in connection with the sale of Putnam Investments to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation, which constituted a “change of control” of the investment adviser under the 1940 Act and resulted in the automatic termination of the fund’s management contract. The management contract has not been submitted for approval by the shareholders of your fund since that date.

The following table contains information regarding the date of each remaining fund’s current management contract, the date on which it was last approved by shareholders and the purpose for that submission.

	Date of Current	Date Current Management Contract	Purpose of Last Submission of Current
Fund	Management Contract	Last Submitted to Shareholder Vote	Management Contract to Shareholder Vote

Putnam Absolute Return 100 Fund	December 22, 2008	December 31, 2008	Organization of the fund

Putnam Absolute Return 300 Fund	December 22, 2008	December 31, 2008	Organization of the fund

Putnam Absolute Return 500 Fund	December 22, 2008	December 31, 2008	Organization of the fund

Putnam Absolute Return 700 Fund	December 22, 2008	December 31, 2008	Organization of the fund

Putnam Asia Pacific Equity Fund	March 17, 2009	June 12, 2009	Organization of the fund

Putnam Asset Allocation: Equity Portfolio	October 17, 2008	January 22, 2009	Organization of the fund

Putnam Capital Spectrum Fund	April 20, 2009	May 18, 2009	Organization of the fund

Putnam Emerging Markets Equity Fund	June 13, 2008	October 14, 2008	Organization of the fund

Putnam Equity Spectrum Fund	April 20, 2009	May 18, 2009	Organization of the fund

Putnam Global Consumer Fund	October 17, 2008	December 31, 2008	Organization of the fund

Putnam Global Energy Fund	October 17, 2008	December 31, 2008	Organization of the fund

Putnam Global Financials Fund	October 17, 2008	December 31, 2008	Organization of the fund

Putnam Global Industrials Fund	October 17, 2008	December 31, 2008	Organization of the fund

Putnam Global Natural Resources Fund	September 1, 2009	May 28, 2009	Change in frequency of fee calculation
and payment

Putnam Global Technology Fund	October 17, 2008	December 31, 2008	Organization of the fund

Putnam Global Telecommunications Fund	October 17, 2008	December 31, 2008	Organization of the fund

J-1

The following is a brief description of the terms of your fund’s current management contract. See Appendix E for the current management fee rate(s).

Subject to the control of the Trustees and under your fund’s management contract, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of your fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of your fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising your fund and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

Putnam Management’s compensation under the management contract may be reduced in any year if your fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and payments made under the fund’s distribution plans.

Under the fund’s management contract, Putnam Management may reduce its compensation to the extent that your fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

In addition to the fee paid to Putnam Management, your fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders.

The fund’s management contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The fund’s management contract may be terminated without penalty by vote of the Trustees or the shareholders of your fund, or by Putnam Management, on 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The fund’s management contract also terminates without payment of any penalty in the event of its assignment. The fund’s management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Independent Trustees. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Appendix K — Comparative Expense Tables

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the total annual fund operating expenses. For Putnam Asset Allocation: Growth Portfolio, Putnam Convertible Income-Growth Trust, The Putnam Fund for Growth and Income, Putnam Global Health Care Fund, Putnam International Equity Fund, Putnam Investors Fund, and Putnam Voyager Fund, where the operation of Fund Family breakpoints under the proposed management contract is projected, based on June 30, 2009 fund assets, to result in an immaterially higher management fee, the following tables describe the total annual fund operating expenses that you may pay (1) if you buy and hold shares of Putnam Asset Allocation: Growth Portfolio, Putnam Convertible Income-Growth Trust, The Putnam Fund for Growth and Income, Putnam Global Health Care Fund, or Putnam Investors Fund under the current management contract and pro forma expenses that you would pay under the proposed management contract, or (2) if you buy and hold shares of Putnam International Equity Fund or Putnam Voyager Fund under the current management contract and pro forma expenses that you would pay under the proposed management contract with (a) both Fund Family breakpoints and performance fees, (b) Fund Family breakpoints only, or (c) performance fees only. All tables reflect projected expenses based on the funds’ current expense limitations and assume fund assets and Fund Family assets as of June 30, 2009 throughout the period. In the case of Putnam International Equity Fund and Putnam Voyager Fund, two of the three pro forma presentations assume a performance adjustment based on the fund’s performance relative to that of its benchmark index for the period beginning with the fund’s first fiscal year prior to its most recently completed fiscal year.

The examples below take the maximum up-front sales charge (or applicable contingent deferred sales charge) and the annual operating expenses shown in the table for each share class and translate them into dollar amounts, showing the cumulative effect of these costs over time. This is intended to help you more easily compare the cost of investing in the fund, under the current management contract and the proposed management contract, to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO

Total Annual Fund Operating Expenses* (expenses that are deducted from fund assets)

			Distribution and		Acquired Fund	Total Annual Fund
Class		Management Fees	Service (12b-1) Fees	Other Expenses	Operating Expenses****	Operating Expenses

A	Current	0.61%	0.25%	0.38%	0.01%	1.25%

	Pro Forma	0.61%	0.25%	0.38%	0.01%	1.25%

B	Current	0.61%	1.00%	0.38%	0.01%	2.00%

	Pro Forma	0.61%	1.00%	0.38%	0.01%	2.00%

C	Current	0.61%	1.00%	0.38%	0.01%	2.00%

	Pro Forma	0.61%	1.00%	0.38%	0.01%	2.00%

M	Current	0.61%	0.75%	0.38%	0.01%	1.75%

	Pro Forma	0.61%	0.75%	0.38%	0.01%	1.75%

R	Current	0.61%	0.50%	0.38%	0.01%	1.50%

	Pro Forma	0.61%	0.50%	0.38%	0.01%	1.50%

Y	Current	0.61%	0.00%	0.38%	0.01%	1.00%

	Pro Forma	0.61%	0.00%	0.38%	0.01%	1.00%

* Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s management fee to an annual rate of 0.611% of the fund’s average net assets and other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets.

**** Estimate of expenses attributable to the fund’s investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund’s investments in other investment companies and their operating expenses.

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Class		1 year	3 years	5 years	10 years

A	Current	$695	$949	$1,222	$1,999

	Pro Forma	$695	$949	$1,222	$1,999

B	Current	$703	$927	$1,278	$2,134*

	Pro Forma	$703	$927	$1,278	$2,134*

B (no redemption)	Current	$203	$627	$1,078	$2,134*

	Pro Forma	$203	$627	$1,078	$2,134*

C	Current	$303	$627	$1,078	$2,327

	Pro Forma	$303	$627	$1,078	$2,327

C (no redemption)	Current	$203	$627	$1,078	$2,327

	Pro Forma	$203	$627	$1,078	$2,327

M	Current	$522	$882	$1,266	$2,340

	Pro Forma	$522	$882	$1,266	$2,340

R	Current	$153	$474	$818	$1,791

	Pro Forma	$153	$474	$818	$1,791

Y	Current	$102	$318	$552	$1,225

	Pro Forma	$102	$318	$552	$1,225

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

PUTNAM CONVERTIBLE INCOME-GROWTH TRUST

Total Annual Fund Operating Expenses* (expenses that are deducted from fund assets)

			Distribution and		Total Annual Fund
Class		Management Fees	Service (12b-1) Fees	Other Expenses^	Operating Expenses

A	Current	0.64%	0.25%	0.34%	1.23%

	Pro Forma	0.64%	0.25%	0.34%	1.23%

B	Current	0.64%	1.00%	0.34%	1.98%

	Pro Forma	0.64%	1.00%	0.34%	1.98%

C	Current	0.64%	1.00%	0.34%	1.98%

	Pro Forma	0.64%	1.00%	0.34%	1.98%

M	Current	0.64%	0.75%	0.34%	1.73%

	Pro Forma	0.64%	0.75%	0.34%	1.73%

R	Current	0.64%	0.50%	0.34%	1.48%

	Pro Forma	0.64%	0.50%	0.34%	1.48%

Y	Current	0.64%	0.00%	0.34%	0.98%

	Pro Forma	0.64%	0.00%	0.34%	0.98%

* Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets.

^ Includes estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly. How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Class		1 year	3 years	5 years	10 years

A	Current	$693	$943	$1,212	$1,978

	Pro Forma	$693	$943	$1,212	$1,978

B	Current	$701	$921	$1,268	$2,113*

	Pro Forma	$701	$921	$1,268	$2,113*

B (no redemption)	Current	$201	$621	$1,068	$2,113*

	Pro Forma	$201	$621	$1,068	$2,113*

C	Current	$301	$621	$1,068	$2,306

	Pro Forma	$301	$621	$1,068	$2,306

C (no redemption)	Current	$201	$621	$1,068	$2,306

	Pro Forma	$201	$621	$1,068	$2,306

M	Current	$520	$876	$1,256	$2,319

	Pro Forma	$520	$876	$1,256	$2,319

R	Current	$151	$468	$808	$1,768

	Pro Forma	$151	$468	$808	$1,768

Y	Current	$100	$312	$542	$1,201

	Pro Forma	$100	$312	$542	$1,201

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

THE PUTNAM FUND FOR GROWTH AND INCOME

Total Annual Fund Operating Expenses* (expenses that are deducted from fund assets)

			Distribution and		Total Annual Fund
Class		Management Fees	Service (12b-1) Fees	Other Expenses^	Operating Expenses

A	Current	0.49%	0.25%	0.43%	1.17%

	Pro Forma	0.49%	0.25%	0.43%	1.17%

B	Current	0.49%	1.00%	0.43%	1.92%

	Pro Forma	0.49%	1.00%	0.43%	1.92%

C	Current	0.49%	1.00%	0.43%	1.92%

	Pro Forma	0.49%	1.00%	0.43%	1.92%

M	Current	0.49%	0.75%	0.43%	1.67%

	Pro Forma	0.49%	0.75%	0.43%	1.67%

R	Current	0.49%	0.50%	0.43%	1.42%

	Pro Forma	0.49%	0.50%	0.43%	1.42%

Y	Current	0.49%	0.00%	0.43%	0.92%

	Pro Forma	0.49%	0.00%	0.43%	0.92%

* Reflects Putnam Management’s contractual obligation, from August 1, 2009 through at least July 31, 2010, to limit the fund’s investor servicing fees to an annual rate of 0.375% of the fund’s average net assets. Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets.

^ Includes estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly.

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Class		1 year	3 years	5 years	10 years

A	Current	$687	$925	$1,182	$1,914

	Pro Forma	$687	$925	$1,182	$1,914

B	Current	$695	$903	$1,237	$2,048*

	Pro Forma	$695	$903	$1,237	$2,048*

B (no redemption)	Current	$195	$603	$1,037	$2,048*

	Pro Forma	$195	$603	$1,037	$2,048*

C	Current	$295	$603	$1,037	$2,243

	Pro Forma	$295	$603	$1,037	$2,243

C (no redemption)	Current	$195	$603	$1,037	$2,243

	Pro Forma	$195	$603	$1,037	$2,243

M	Current	$514	$858	$1,226	$2,257

	Pro Forma	$514	$858	$1,226	$2,257

R	Current	$145	$449	$776	$1,702

	Pro Forma	$145	$449	$776	$1,702

Y	Current	$94	$293	$509	$1,131

	Pro Forma	$94	$293	$509	$1,131

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

PUTNAM GLOBAL HEALTH CARE FUND

Total Annual Fund Operating Expenses* (expenses that are deducted from fund assets)

			Distribution and		Acquired Fund	Total Annual Fund
Class		Management Fees	Service (12b-1) Fees	Other Expenses	Operating Expenses****	Operating Expenses

A	Current	0.64%	0.25%	0.43%	0.01%	1.33%

	Pro Forma	0.64%	0.25%	0.43%	0.01%	1.33%

B	Current	0.64%	1.00%	0.43%	0.01%	2.08%

	Pro Forma	0.64%	1.00%	0.43%	0.01%	2.08%

C	Current	0.64%	1.00%	0.43%	0.01%	2.08%

	Pro Forma	0.64%	1.00%	0.43%	0.01%	2.08%

M	Current	0.64%	0.75%	0.43%	0.01%	1.83%

	Pro Forma	0.64%	0.75%	0.43%	0.01%	1.83%

R	Current	0.64%	0.50%	0.43%	0.01%	1.58%

	Pro Forma	0.64%	0.50%	0.43%	0.01%	1.58%

Y	Current	0.64%	0.00%	0.43%	0.01%	1.08%

	Pro Forma	0.64%	0.00%	0.43%	0.01%	1.08%

* Reflects Putnam Management’s contractual obligation, from August 1, 2009 through at least July 31, 2010, to limit the fund’s investor servicing fees to an annual rate of 0.375% of the fund’s average net assets. Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets.

**** Estimate of expenses attributable to the fund’s investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund’s investments in other investment companies and their operating expenses.

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Class		1 year	3 years	5 years	10 years

A	Current	$703	$972	$1,262	$2,084

	Pro Forma	$703	$972	$1,262	$2,084

B	Current	$711	$952	$1,319	$2,219*

	Pro Forma	$711	$952	$1,319	$2,219*

B (no redemption)	Current	$211	$652	$1,119	$2,219*

	Pro Forma	$211	$652	$1,119	$2,219*

C	Current	$311	$652	$1,119	$2,410

	Pro Forma	$311	$652	$1,119	$2,410

C (no redemption)	Current	$211	$652	$1,119	$2,410

	Pro Forma	$211	$652	$1,119	$2,410

M	Current	$529	$905	$1,306	$2,423

	Pro Forma	$529	$905	$1,306	$2,423

R	Current	$161	$499	$860	$1,878

	Pro Forma	$161	$499	$860	$1,878

Y	Current	$110	$343	$595	$1,317

	Pro Forma	$110	$343	$595	$1,317

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

PUTNAM INVESTORS FUND

Total Annual Fund Operating Expenses* (expenses that are deducted from fund assets)

			Distribution and		Total Annual Fund
Class		Management Fees	Service (12b-1) Fees	Other Expenses^	Operating Expenses

A	Current	0.57%	0.25%	0.45%	1.27%

	Pro Forma	0.57%	0.25%	0.45%	1.27%

B	Current	0.57%	1.00%	0.45%	2.02%

	Pro Forma	0.57%	1.00%	0.45%	2.02%

C	Current	0.57%	1.00%	0.45%	2.02%

	Pro Forma	0.57%	1.00%	0.45%	2.02%

M	Current	0.57%	0.75%	0.45%	1.77%

	Pro Forma	0.57%	0.75%	0.45%	1.77%

R	Current	0.57%	0.50%	0.45%	1.52%

	Pro Forma	0.57%	0.50%	0.45%	1.52%

Y	Current	0.57%	0.00%	0.45%	1.02%

	Pro Forma	0.57%	0.00%	0.45%	1.02%

* Reflects Putnam Management’s contractual obligation, from August 1, 2009 through at least July 31, 2010, to limit the fund’s investor servicing fees to an annual rate of 0.375% of the fund’s average net assets. Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets.

^ Includes estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly.

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Class		1 year	3 years	5 years	10 years

A	Current	$697	$955	$1,232	$2,021

	Pro Forma	$697	$955	$1,232	$2,021

B	Current	$705	$934	$1,288	$2,155*

	Pro Forma	$705	$934	$1,288	$2,155*

B (no redemption)	Current	$205	$634	$1,088	$2,155*

	Pro Forma	$205	$634	$1,088	$2,155*

C	Current	$305	$634	$1,088	$2,348

	Pro Forma	$305	$634	$1,088	$2,348

C (no redemption)	Current	$205	$634	$1,088	$2,348

	Pro Forma	$205	$634	$1,088	$2,348

M	Current	$524	$888	$1,276	$2,361

	Pro Forma	$524	$888	$1,276	$2,361

R	Current	$155	$480	$829	$1,813

	Pro Forma	$155	$480	$829	$1,813

Y	Current	$104	$325	$563	$1,248

	Pro Forma	$104	$325	$563	$1,248

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

PUTNAM INTERNATIONAL EQUITY FUND

Total Annual Fund Operating Expenses* (expenses that are deducted from fund assets)

			Distribution		Total Annual
		Management	and Service		Fund Operating
Class		Fees	(12b-1) Fees	Other Expenses^	Expenses

A	Current	0.70%	0.25%	0.46%	1.41%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.62%	0.25%	0.46%	1.33%

	Pro Forma (with Fund Family breakpoints only)	0.71%	0.25%	0.46%	1.42%

	Pro Forma (with performance fees only)	0.61%	0.25%	0.46%	1.32%

B	Current	0.70%	1.00%	0.46%	2.16%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.62%	1.00%	0.46%	2.08%

	Pro Forma (with Fund Family breakpoints only)	0.71%	1.00%	0.46%	2.17%

	Pro Forma (with performance fees only)	0.61%	1.00%	0.46%	2.07%

C	Current	0.70%	1.00%	0.46%	2.16%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.62%	1.00%	0.46%	2.08%

	Pro Forma (with Fund Family breakpoints only)	0.71%	1.00%	0.46%	2.17%

	Pro Forma (with performance fees only)	0.61%	1.00%	0.46%	2.07%

M	Current	0.70%	0.75%	0.46%	1.91%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.62%	0.75%	0.46%	1.83%

	Pro Forma (with Fund Family breakpoints only)	0.71%	0.75%	0.46%	1.92%

	Pro Forma (with performance fees only)	0.61%	0.75%	0.46%	1.82%

R	Current	0.70%	0.50%	0.46%	1.66%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.62%	0.50%	0.46%	1.58%

	Pro Forma (with Fund Family breakpoints only)	0.71%	0.50%	0.46%	1.67%

	Pro Forma (with performance fees only)	0.61%	0.50%	0.46%	1.57%

Y	Current	0.70%	0.00%	0.46%	1.16%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.62%	0.00%	0.46%	1.08%

	Pro Forma (with Fund Family breakpoints only)	0.71%	0.00%	0.46%	1.17%

	Pro Forma (with performance fees only)	0.61%	0.00%	0.46%	1.07%

* Reflects Putnam Management’s contractual obligation, from August 1, 2009 through at least July 31, 2010, to limit the fund’s investor servicing fees to an annual rate of 0.375% of the fund’s average net assets. Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets.

^ Includes estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly.

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Class		1 year	3 years	5 years	10 years

A	Current	$710	$996	$1,302	$2,169

	Pro Forma (with both Fund Family breakpoints and performance fees)	$703	$972	$1,262	$2,084

	Pro Forma (with Fund Family breakpoints only)	$711	$998	$1,307	$2,179

	Pro Forma (with performance fees only)	$702	$969	$1,257	$2,074

B	Current	$719	$976	$1,359	$2,303*

	Pro Forma (with both Fund Family breakpoints and performance fees)	$711	$952	$1,319	$2,219*

	Pro Forma (with Fund Family breakpoints only)	$720	$979	$1,364	$2,313*

	Pro Forma (with performance fees only)	$710	$949	$1,314	$2,208*

B (no redemption)	Current	$219	$676	$1,159	$2,303*

	Pro Forma (with both Fund Family breakpoints and performance fees)	$211	$652	$1,119	$2,219*

	Pro Forma (with Fund Family breakpoints only)	$220	$679	$1,164	$2,313*

	Pro Forma (with performance fees only)	$210	$649	$1,114	$2,208*

C	Current	$319	$676	$1,159	$2,493

	Pro Forma (with both Fund Family breakpoints and performance fees)	$311	$652	$1,119	$2,410

	Pro Forma (with Fund Family breakpoints only)	$320	$679	$1,164	$2,503

	Pro Forma (with performance fees only)	$310	$649	$1,114	$2,400

C (no redemption)	Current	$219	$676	$1,159	$2,493

	Pro Forma (with both Fund Family breakpoints and performance fees)	$211	$652	$1,119	$2,410

	Pro Forma (with Fund Family breakpoints only)	$220	$679	$1,164	$2,503

	Pro Forma (with performance fees only)	$210	$649	$1,114	$2,400

M	Current	$537	$929	$1,345	$2,505

	Pro Forma (with both Fund Family breakpoints and performance fees)	$529	$905	$1,306	$2,423

	Pro Forma (with Fund Family breakpoints only)	$538	$932	$1,350	$2,515

	Pro Forma (with performance fees only)	$528	$902	$1,301	$2,412

R	Current	$169	$523	$902	$1,965

	Pro Forma (with both Fund Family breakpoints and performance fees)	$161	$499	$860	$1,878

	Pro Forma (with Fund Family breakpoints only)	$170	$526	$907	$1,976

	Pro Forma (with performance fees only)	$160	$496	$855	$1,867

Y	Current	$118	$368	$638	$1,409

	Pro Forma (with both Fund Family breakpoints and performance fees)	$110	$343	$595	$1,317

	Pro Forma (with Fund Family breakpoints only)	$119	$372	$644	$1,420

	Pro Forma (with performance fees only)	$109	$340	$590	$1,306

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

PUTNAM VOYAGER FUND

Total Annual Fund Operating Expenses* (expenses that are deducted from fund assets)

			Distribution		Total Annual
		Management	and Service		Fund Operating
Class		Fees	(12b-1) Fees	Other Expenses^	Expenses

A	Current	0.56%	0.25%	0.45%	1.26%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.45%	0.25%	0.45%	1.15%

	Pro Forma (with Fund Family breakpoints only)	0.57%	0.25%	0.45%	1.27%

	Pro Forma (with performance fees only)	0.44%	0.25%	0.45%	1.14%

B	Current	0.56%	1.00%	0.45%	2.01%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.45%	1.00%	0.45%	1.90%

	Pro Forma (with Fund Family breakpoints only)	0.57%	1.00%	0.45%	2.02%

	Pro Forma (with performance fees only)	0.44%	1.00%	0.45%	1.89%

C	Current	0.56%	1.00%	0.45%	2.01%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.45%	1.00%	0.45%	1.90%

	Pro Forma (with Fund Family breakpoints only)	0.57%	1.00%	0.45%	2.02%

	Pro Forma (with performance fees only)	0.44%	1.00%	0.45%	1.89%

M	Current	0.56%	0.75%	0.45%	1.76%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.45%	0.75%	0.45%	1.65%

	Pro Forma (with Fund Family breakpoints only)	0.57%	0.75%	0.45%	1.77%

	Pro Forma (with performance fees only)	0.44%	0.75%	0.45%	1.64%

R	Current	0.56%	0.50%	0.45%	1.51%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.45%	0.50%	0.45%	1.40%

	Pro Forma (with Fund Family breakpoints only)	0.57%	0.50%	0.45%	1.52%

	Pro Forma (with performance fees only)	0.44%	0.50%	0.45%	1.39%

Y	Current	0.56%	0.00%	0.45%	1.01%

	Pro Forma (with both Fund Family breakpoints and performance fees)	0.45%	0.00%	0.45%	0.90%

	Pro Forma (with Fund Family breakpoints only)	0.57%	0.00%	0.45%	1.02%

	Pro Forma (with performance fees only)	0.44%	0.00%	0.45%	0.89%

* Reflects Putnam Management’s contractual obligation, from August 1, 2009 through at least July 31, 2010, to limit the fund’s investor servicing fees to an annual rate of 0.375% of the fund’s average net assets. Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets.

^ Includes estimated expenses attributable to the fund’s investments in other investment companies that the fund bears indirectly.

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Class		1 year	3 years	5 years	10 years

A	Current	$696	$952	$1,227	$2,010

	Pro Forma (with both Fund Family breakpoints and performance fees)	$685	$919	$1,172	$1,892

	Pro Forma (with Fund Family breakpoints only)	$697	$955	$1,232	$2,021

	Pro Forma (with performance fees only)	$685	$916	$1,167	$1,881

B	Current	$704	$930	$1,283	$2,144*

	Pro Forma (with both Fund Family breakpoints and performance fees)	$693	$897	$1,226	$2,027*

	Pro Forma (with Fund Family breakpoints only)	$705	$934	$1,288	$2,155*

	Pro Forma (with performance fees only)	$692	$894	$1,221	$2,016*

B (no redemption)	Current	$204	$630	$1,083	$2,144*

	Pro Forma (with both Fund Family breakpoints and performance fees)	$193	$597	$1,026	$2,027*

	Pro Forma (with Fund Family breakpoints only)	$205	$634	$1,088	$2,155*

	Pro Forma (with performance fees only)	$192	$594	$1,021	$2,016*

C	Current	$304	$630	$1,083	$2,338

	Pro Forma (with both Fund Family breakpoints and performance fees)	$293	$597	$1,026	$2,222

	Pro Forma (with Fund Family breakpoints only)	$305	$634	$1,088	$2,348

	Pro Forma (with performance fees only)	$292	$594	$1,021	$2,212

C	Current	$204	$630	$1,083	$2,338

(no redemption)	Pro Forma (with both Fund Family breakpoints and performance fees)	$193	$597	$1,026	$2,222

	Pro Forma (with Fund Family breakpoints only)	$205	$634	$1,088	$2,348

	Pro Forma (with performance fees only)	$192	$594	$1,021	$2,212

M	Current	$523	$885	$1,271	$2,351

	Pro Forma (with both Fund Family breakpoints and performance fees)	$512	$852	$1,216	$2,236

	Pro Forma (with Fund Family breakpoints only)	$524	$888	$1,276	$2,361

	Pro Forma (with performance fees only)	$511	$849	$1,211	$2,226

R	Current	$154	$477	$824	$1,802

	Pro Forma (with both Fund Family breakpoints and performance fees)	$143	$443	$766	$1,680

	Pro Forma (with Fund Family breakpoints only)	$155	$480	$829	$1,813

	Pro Forma (with performance fees only)	$142	$440	$761	$1,669

Y	Current	$103	$322	$558	$1,236

	Pro Forma (with both Fund Family breakpoints and performance fees)	$92	$287	$498	$1,108

	Pro Forma (with Fund Family breakpoints only)	$104	$325	$563	$1,248

	Pro Forma (with performance fees only)	$91	$284	$493	$1,096

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

Appendix L — Comparison of Management Fees

Comparison of Management Fees
The following table shows:

(1) the annual dollar amount of the actual management fees that would be paid by each fund, before any applicable waivers, under the current management contract assuming fund net assets as of June 30, 2009;

(2) the annual dollar amount of the pro forma management fees that would be paid by each fund, before any applicable waivers, under the proposed management contract, in the case of funds for which a performance fee is proposed, with (a) both Fund Family breakpoints and performance fees, (b) Fund Family breakpoints only, or (c) performance fees only, in each case assuming fund and Fund Family net assets as of June 30, 2009; and

(3) the difference between these actual and pro forma dollar amounts, expressed as a percentage of the actual management fees (before waivers).

Such percentage difference is positive when the amount of the pro forma management fees would have been larger than the amount of the actual management fees paid by the fund, and (negative) when the amount of the pro forma management fees would have been smaller than the amount of the actual management fees paid by the fund.

In the case of funds for which a management contract providing for performance adjustment is proposed, pro forma expenses under the proposed management contract assume a performance adjustment based on the fund’s performance relative to that of its benchmark index for the period beginning with the fund’s first fiscal year prior to its most recently completed fiscal year.1

			Difference
			Between Pro
	Actual	Pro Forma	Forma and Actual
	Management Fee	Management Fee	Management Fee
Fund	Before Waiver ($)	Before Waiver ($)	Before Waiver

Putnam	249,695	223,437	(11%)
Absolute Return
100 Fund*

Putnam	579,262	527,718	(9%)
Absolute Return
300 Fund*

Putnam	799,808	741,983	(7%)
Absolute Return
500 Fund*

Putnam	594,842	558,626	(6%)
Absolute Return
700 Fund*

Putnam	4,316,758	2,860,220	(34%)
American
Government
Income Fund

Putnam	1,745,033	1,578,074	(10%)
AMT-Free
Municipal Fund

Putnam Arizona	346,290	313,159	(10%)
Tax Exempt
Income Fund

Putnam Asset	8,397,585	7,292,157	(13%)
Allocation:
Balanced
Portfolio

Putnam Asset	6,024,875	4,992,292	(17%)
Allocation:
Conservative
Portfolio

Putnam Asset	269,441	235,631	(13%)
Allocation:
Equity Portfolio*

Putnam Asset	9,642,495	9,662,966	0%
Allocation:
Growth Portfolio

Putnam	8,045,646	7,275,864	(10%)
California Tax
Exempt Income
Fund

Putnam Capital	1,491,510	1,473,524	(1%)
Opportunities
Fund

Putnam Capital	170,186	157,882	(7%)
Spectrum Fund*

Putnam	3,566,979	3,580,900	0%
Convertible
Income-Growth
Trust

Putnam	10,622,893	9,976,000	(6%)
Diversified
Income Trust

Putnam Equity	13,259,536	12,587,892	(5%)
Income Fund

Putnam Equity	61,204	56,779	(7%)
Spectrum Fund*

Putnam Floating	2,077,980	1,860,591	(10%)
Rate Income
Fund

			Difference
			Between Pro
	Actual	Pro Forma	Forma and Actual
	Management Fee	Management Fee	Management Fee
Fund	Before Waiver ($)	Before Waiver ($)	Before Waiver

The Putnam	23,073,628	23,321,492	1%
Fund for Growth
and Income

The George	8,117,687	7,717,876	(5%)
Putnam Fund of
Boston

Putnam Global	25,590	23,475	(8%)
Consumer Fund*

Putnam Global	36,366	33,361	(8%)
Energy Fund*

Putnam Global	43,812	40,192	(8%)
Financials Fund*

Putnam Global	7,298,716	7,354,171	1%
Health Care
Fund

Putnam Global	873,549	701,537	(20%)
Income Trust

Putnam Global	23,481	21,541	(8%)
Industrials Fund*

Putnam	2,539,677	2,329,833	(8%)
Global Natural
Resources Fund

Putnam Global	34,665	31,801	(8%)
Technology
Fund*

Putnam Global	20,837	19,115	(8%)
Telecommuni-
cations Fund*

Putnam Global	2,220,135	2,036,693	(8%)
Utilities Fund

Putnam High	4,304,431	3,691,323	(14%)
Yield Advantage
Fund

Putnam High	7,427,497	6,803,349	(8%)
Yield Trust

Putnam Income	5,763,846	3,944,646	(32%)
Fund

Putnam Income	244,094	203,537	(17%)
Strategies Fund

Putnam	8,162,666	8,196,405	0%
Investors Fund

Putnam	1,353,857	1,224,324	(10%)
Massachusetts
Tax Exempt
Income Fund

Putnam	421,579	381,244	(10%)
Michigan Tax
Exempt Income
Fund

Putnam Mid Cap	3,489,388	3,001,679	(14%)
Value Fund

Putnam	442,012	399,722	(10%)
Minnesota Tax
Exempt Income
Fund

Putnam Money	8,921,077	8,758,378	(2%)
Market Fund

Putnam New	1,059,094	957,763	(10%)
Jersey Tax
Exempt Income
Fund

1 For funds for which the current management contract includes a performance adjustment but which do not yet have at least 13 complete calendar months of operations, no performance adjustments are shown.

			Difference
			Between Pro
	Actual	Pro Forma	Forma and Actual
	Management Fee	Management Fee	Management Fee
Fund	Before Waiver ($)	Before Waiver ($)	Before Waiver

Putnam New	5,301,283	4,794,074	(10%)
York Tax Exempt
Income Fund

Putnam Ohio Tax	747,810	676,262	(10%)
Exempt Income
Fund

Putnam	857,967	775,879	(10%)
Pennsylvania
Tax Exempt
Income Fund

Putnam	1,391,562	1,224,921	(12%)
Research Fund

Putnam Small	1,374,421	1,103,251	(20%)
Cap Value Fund

Putnam Tax	5,558,979	5,027,114	(10%)
Exempt Income
Fund

Putnam Tax	311,346	209,059	(33%)
Exempt Money
Market Fund

Putnam	4,319,194	4,251,483	(2%)
Tax-Free High
Yield Fund

Putnam U.S.	6,244,584	5,104,619	(18%)
Government
Income Trust

Putnam VT	986,497	625,533	(37%)
American
Government
Income Fund

Putnam	135,730	134,093	(1%)
VT Capital
Opportunities
Fund

Putnam VT	2,761,781	2,217,954	(20%)
Diversified
Income Fund

Putnam VT	2,338,026	1,770,287	(24%)
Equity Income
Fund

Putnam VT The	1,354,098	1,129,446	(17%)
George Putnam
Fund of Boston

Putnam VT	1,413,272	1,235,930	(13%)
Global Asset
Allocation Fund

Putnam VT	1,793,710	1,596,764	(11%)
Global Equity
Fund

			Difference
			Between Pro
	Actual	Pro Forma	Forma and Actual
	Management Fee	Management Fee	Management Fee
Fund	Before Waiver ($)	Before Waiver ($)	Before Waiver

Putnam VT	894,705	820,779	(8%)
Global Health
Care Fund

Putnam VT	1,211,221	1,111,143	(8%)
Global Utilities
Fund

Putnam VT	7,486,925	6,385,231	(15%)
Growth and
Income Fund

Putnam	165,523	135,294	(18%)
VT Growth
Opportunities
Fund

Putnam VT High	2,611,414	2,171,807	(17%)
Yield Fund

Putnam VT	2,728,079	1,729,861	(37%)
Income Fund

Putnam VT	4,309,215	3,875,396	(10%)
International
Equity Fund

Putnam VT	1,292,817	1,150,868	(11%)
International
Growth and
Income Fund

Putnam VT	719,255	677,654	(6%)
International
New
Opportunities
Fund

Putnam VT	1,617,723	1,423,998	(12%)
Investors Fund

Putnam VT Mid	230,997	198,711	(14%)
Cap Value Fund

Putnam VT	1,820,143	1,222,172	(33%)
Money Market
Fund

Putnam VT New	3,590,741	2,947,339	(18%)
Opportunities
Fund

Putnam VT	410,841	361,642	(12%)
Research Fund

Putnam VT Small	1,800,558	1,445,311	(20%)
Cap Value Fund

Putnam VT Vista	1,080,683	1,001,147	(7%)
Fund

Putnam VT	5,616,500	4,879,108	(13%)
Voyager Fund

* Reflects twelve months of operations for comparative purposes. The fund has not completed twelve months of activity as of June 30, 2009.

Funds Subject to Proposals 2.A., 2.B., and 2.C.

			Difference
		Pro Forma	Between Pro		Difference
		Management	Forma (with both		Between Pro		Difference
		Fee Before	Fund Family	Pro Forma	Forma (with		Between Pro
		Waiver (with	breakpoints and	Management Fee	Fund Family	Pro Forma	Forma (with
		both Fund Family	performance	Before Waiver	breakpoints	Management Fee	performance fees
	Actual	breakpoints and	fees) and Actual	(with Fund Family	only) and Actual	Before Waiver	only) and Actual
	Management Fee	performance	Management Fee	breakpoints	Management Fee	(with performance	Management Fee
Fund	Before Waiver ($)	fees) ($)	Before Waiver	only)($)	Before Waiver	fees only) ($)	Before Waiver

Putnam Asia	51,461	48,485	(6%)	48,485	(6%)	51,461	0%
Pacific Equity
Fund*†

Putnam	136,095	128,223	(6%)	128,223	(6%)	136,095	0%
Emerging
Markets Equity
Fund*†

Putnam Europe	1,559,898	1,235,365	(21%)	1,388,625	(11%)	1,406,638	(10%)
Equity Fund

Putnam Global	6,533,376	5,825,325	(11%)	6,138,199	(6%)	6,220,503	(5%)
Equity Fund

Putnam Growth	2,048,300	1,327,966	(35%)	1,674,227	(18%)	1,702,040	(17%)
Opportunities
Fund

Putnam	9,690,640	10,553,112	9%	9,632,926	(1%)	10,610,825	9%
International
Capital
Opportunities
Fund

Putnam	12,478,979	11,106,042	(11%)	12,734,612	2%	10,850,409	(13%)
International
Equity Fund

Putnam	2,818,248	2,031,558	(28%)	2,508,810	(11%)	2,340,996	(17%)
International
Growth and
Income Fund

Putnam	3,824,983	3,313,245	(13%)	3,603,753	(6%)	3,534,476	(8%)
International
New
Opportunities
Fund

Putnam New	13,536,435	11,629,950	(14%)	13,487,492	0%	11,678,893	(14%)
Opportunities
Fund

Putnam Small	1,330,666	619,906	(53%)	854,503	(36%)	1,096,070	(18%)
Cap Growth
Fund

Putnam Vista	5,575,894	4,449,820	(20%)	5,557,288	0%	4,468,426	(20%)
Fund

Putnam Voyager	16,015,841	12,924,708	(19%)	16,324,733	2%	12,615,816	(21%)
Fund

* Reflects twelve months of operations for comparative purposes. The fund has not completed twelve months of activity as of June 30, 2009.

† Performance period for this fund is less than twelve months. No performance fee can be calculated.

Appendix M — Current Fundamental Investment Restrictions with Respect to
Investments in Commodities

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Capital Spectrum Fund
Putnam Emerging Markets Equity Fund
Putnam Equity Spectrum Fund
Putnam Global Consumer Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Industrials Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund

“Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. (This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities or the values of which are determined by reference to commodities, but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.)”

Putnam Asia Pacific Equity Fund
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Income Strategies Fund
Putnam VT Global Asset Allocation Fund

“Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities (or the values of which are determined by reference to commodities), but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.”

Putnam Asset Allocation: Equity Portfolio

“Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities or the values of which are determined by reference to commodities, but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.”

Putnam Global Health Care Fund
Putnam Global Natural Resources Fund
Putnam Global Utilities Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund

“Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.”

Appendix N — Current Fundamental Investment Restrictions with Respect to
Diversification of Investments

Putnam Europe Equity Fund
Putnam International Equity Fund

“With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.”

Putnam New Opportunities Fund

“With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.”

M/N-1

Putnam Global Utilities Fund

“With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.”

Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund

“With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.”

Appendix O — Current Fundamental Investment Restrictions with Respect to Borrowing

Putnam Europe Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund

“Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.”

Putnam Global Natural Resources Fund

“Borrow money, except for temporary or emergency purposes and then in an amount not in excess of 5% of the market value of its total assets (not including the amount borrowed).”

Putnam Vista Fund

“Borrow money in excess of 10% of its net assets (taken at current value) and then only as a temporary measure for extraordinary or emergency reasons and not for investment purposes. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)”

Appendix P — Current Declaration of Trust Provisions with Respect to the Duration of the Trust

The proposed language in Proposal 4.A. would replace the following excerpts from each fund’s Declaration of Trust.

* * *

The George Putnam Fund of Boston

Article VI
Miscellaneous

Termination of Trust

Section 3. This Trust shall terminate in any event upon the expiration of twenty-one (21) years after the death of the following persons, being the Trustees named herein and their children now living:

George Putnam, Charles M. Werly, S.H. Cunningham, Barbara Putnam, Katharine Putnam, Elizabeth Lowell Putnam, George Putnam, Jr., Helen Harte Putnam, Spurgeon Haddon Cunningham, Jr., James Hugh Cunningham, Nancy Jane Cunningham, John McKee Cunningham, Barbara Ann Cunningham, Cornelia Cunningham, Paul Gilmore Cunningham, Perry Oliver Cunningham, provided, however, that the Trustees shall have the power and authority to terminate this Trust at an earlier date by an instrument in writing setting forth such termination and by written notice thereof mailed, postage pre-paid, to the beneficiaries at their addresses as the same appear upon the records of the Trustees.

Upon termination of this Trust either by expiration or otherwise the Trustees shall make provision for the payment of the expenses and liabilities of the Trust and of the Trustees and upon the surrender of the certificates representing the shares of this Trust then outstanding distribute the remaining assets, or sell and dispose of all or any part thereof and distribute the net proceeds thereof in cash and/or securities among the holders of such shares in proportion to their holdings, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of the Trust, provided that any distribution to the beneficiaries of a

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particular class of shares shall be made to such beneficiaries pro rata in proportion to the number of shares of such class held by each of them.

* * *

The Putnam Fund for Growth and Income

Article VI

Termination of Trust

Section 3. This Trust shall terminate in any event upon the expiration of twenty-one (21) years after the death of the last survivor of the six original Trustees named hereunder and of their children living as of October 1, 1957, provided, however, that the Trustees shall have the power and authority to terminate this Trust at an earlier date by an instrument in writing setting forth such termination and by written notice thereof mailed, postage prepaid, to the beneficiaries at their addresses as the same appear upon the records of the Trustees.

Upon the termination of this Trust either by expiration or otherwise the Trustees shall make provision for the payment of the expenses and liabilities of the Trust and of the Trustees and upon the surrender of the certificates representing the shares of this Trust then outstanding distribute the remaining assets, or sell and dispose of all or any part thereof and distribute the net proceeds thereof in cash and securities, or both, among the holders of such shares in proportion to their holdings, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of the Trust, provided that any distribution to the bene-ficiaries of a particular class of shares shall be made to such beneficiaries pro rata in proportion to the number of shares of such class held by each of them.

* * *

Putnam Money Market Fund

Article IX

Miscellaneous Termination of Trust

Section 4. The Trust may be terminated at any time by the Trustees by written notice to the Shareholders, and if not terminated earlier, shall terminate twenty years after the death of the last survivor of the initial Trustees and the following persons:

Ted Lawrence Benjamin, born October 7, 1966
Michael Steven Benjamin, born March 10, 1963
Robert Andrew Benjamin, born September 4, 1960
164 Prospect Street
Belmont, Massachusetts
(Children of Edward A. Benjamin)

Sarah Caroline Ellis, born August 11, 1974
45 Leewood Road
Wellesley, Massachusetts
(Daughter of Douglass N. Ellis, Jr.)

Russell A. Gaudreau, born July 3, 1972
302 Commonwealth Avenue
Boston, Massachusetts
(Son of Russell A. Gaudreau, Jr.)

Catherine Annesley Hanlon, born February 3, 1965
Susan Nelson Hanlon, born March 8, 1967
Jonathan Roger Hanlon, born December 21, 1970
Jennifer LaTourette Hanlon, born October 16, 1975
13 Moulton
Duxbury, Massachusetts
(Children of Francis X. Hanlon)

Eloise Paul Lawrence, born June 2, 1973
Abbott Wells Lawrence, born August 22, 1970
25 West Cedar Street
Boston, Massachusetts
(Children of Edward P. Lawrence)

Sarah Edgerly Pike, born September 26, 1967
William Abbott Pike, born August 2, 1966
Margaret Pike, born August 10, 1962
Susan Wendell Pike, born December 19, 1960
John Richmond Pike, born June 13, 1959
Conant Road
Lincoln, Massachusetts
(Children of John A. Pike)

* * *

Putnam Tax Exempt Income Fund

Article IX

Miscellaneous Termination of Trust

Section 4. The Trust may be terminated at any time by the Trustees by written notice to the Shareholders, and if not terminated earlier, shall terminate twenty years after the death of the last survivor of the initial Trustees and the following persons:

Ted Lawrence Benjamin, born October 7, 1966
Michael Steven Benjamin, born March 10, 1963
Robert Andrew Benjamin, born September 4, 1960
164 Prospect Street
Belmont, Massachusetts
(Children of Edward A. Benjamin)

Steven Yard Davenport, born May 22, 1975
27 Bogle Street
Weston, Massachusetts
(Son of David S. Davenport)
Sarah Caroline Ellis, born August 11, 1974
45 Leewood Road
Wellesley, Massachusetts
(Daughter of Douglass N. Ellis, Jr.)

Russell A. Gaudreau, born July 3, 1972
302 Commonwealth Avenue
Boston, Massachusetts
(Son of Russell A. Gaudreau, Jr.)

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Catherine Annesley Hanlon, born February 3, 1965
Susan Nelson Hanlon, born March 8, 1967
Jonathan Roger Hanlon, born December 21, 1970
Jennifer LaTourette Hanlon, born October 16, 1975
13 Moulton Road
Duxbury, Massachusetts
(Children of Francis X. Hanlon)

Eloise Paul Lawrence, born June 2, 1973
Abbott Wells Lawrence, born August 22, 1970
25 West Cedar Street
Boston, Massachusetts
(Children of Edward P. Lawrence)

Sarah Edgerly Pike, born September 26, 1967
William Abbott Pike, born August 2, 1966
Margaret Pike, born August 10, 1962
Susan Wendell Pike, born December 19, 1960
John Richmond Pike, born June 13, 1959
Conant Road
Lincoln, Massachusetts
(Children of John A. Pike)

Appendix Q — Independent Public Accountants

As listed below, the Trustees have selected Pricewaterhouse-Coopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG, 99 High Street, Boston, Massachusetts 02110, as the independent registered public accounting firm for each fund’s current fiscal year. These firms are among the country’s preeminent independent registered public accounting firms. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of

PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting and to have the opportunity to make a statement and respond to appropriate questions.

The following table presents fees billed to each indicated fund in each of its last two fiscal years (with the most recent fiscal years ended between July 31, 2008 and June 30, 2009) by PricewaterhouseCoopers LLP:

	Putnam American Government Income Fund	Putnam AMT-Free Municipal Fund	Putnam Asset Allocation: Balanced Portfolio

Audit Fees	Sept. 30, 2008 – $123,407	July 31, 2008 – $72,501	Sept. 30, 2008 – $253,212

	Sept. 30, 2007 – $87,131	July 31, 2007 – $67,036	Sept. 30, 2007 – $205,254

Audit-Related Fees	Sept. 30, 2008 – $0	July 31, 2008 – $0	Sept. 30, 2008 – $0

	Sept. 30, 2007 – $78	July 31, 2007 – $10	Sept. 30, 2007 – $143

Tax Fees	Sept. 30, 2008 – $6,126	July 31, 2008 – $7,408	Sept. 30, 2008 – $22,753

	Sept. 30, 2007 – $5,389	July 31, 2007 – $6,774	Sept. 30, 2007 – $20,703

All Other Fees *	Sept. 30, 2008 – $196	July 31, 2008 – $87	Sept. 30, 2008 – $684

	Sept. 30, 2007 – $237	July 31, 2007 – $169	Sept. 30, 2007 – $2,919

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam American Government Income Fund: $196 and $175.
Putnam AMT-Free Municipal Fund: $87 and $41.
Putnam Asset Allocation: Balanced Portfolio: $684 and $562.

These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

Putnam Asset Allocation:
	Conservative Portfolio	Putnam Asset Allocation: Growth Portfolio	Putnam Capital Opportunities Fund

Audit Fees	Sept. 30, 2008 – $224,421	Sept. 30, 2008 – $261,803	April 30, 2009 – $78,270

	Sept. 30, 2007 – $172,380	Sept. 30, 2007 – $207,427	April 30, 2008 – $82,521

Audit-Related Fees	Sept. 30, 2008 – $0	Sept. 30, 2008 – $0	April 30, 2009 – $0

	Sept. 30, 2007 – $36	Sept. 30, 2007 – $231	April 30, 2008 – $0

Tax Fees	Sept. 30, 2008 – $21,548	Sept. 30, 2008 – $26,627	April 30, 2009 – $3,584

	Sept. 30, 2007 – $20,703	Sept. 30, 2007 – $21,401	April 30, 2008 – $3,421

All Other Fees *	Sept. 30, 2008 – $318	Sept. 30, 2008 – $768	April 30, 2009 – $866

	Sept. 30, 2007 – $2,612	Sept. 30, 2007 – $1,866	April 30, 2008 – $590

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam Asset Allocation: Conservative Portfolio: $318 and $259.
Putnam Asset Allocation: Growth Portfolio: $768 and $575.
Putnam Capital Opportunities Fund: $866 and $590.

These fees were reimbursed to the fund by Putnam Management.

	Putnam Europe Equity Fund	The Putnam Fund for Growth and Income	The George Putnam Fund of Boston

Audit Fees	June 30, 2009 – $83,907	Oct. 31, 2008 – $309,209	July 31, 2008 – $338,593

	June 30, 2008 – $82,622	Oct. 31, 2007 – $366,894	July 31, 2007 – $261,656

Audit-Related Fees	June 30, 2009 – $0	Oct. 31, 2008 – $0	July 31, 2008 – $0

	June 30, 2008 – $0	Oct. 31, 2007 – $1,454	July 31, 2007 – $313

Tax Fees	June 30, 2009 – $5,532	Oct. 31, 2008 – $5,892	July 31, 2008 – $12,755

	June 30, 2008 – $5,245	Oct. 31, 2007 – $6,883	July 31, 2007 – $9,550

All Other Fees *	June 30, 2009 – $400	Oct. 31, 2008 – $3,975	July 31, 2008 – $1,247

	June 30, 2008 – $161	Oct. 31, 2007 – $5,019	July 31, 2007 – $4,535

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam Europe Equity Fund: $400 and $161.
The Putnam Fund for Growth and Income: $3,975 and $3,707.
The George Putnam Fund of Boston: $1,247 and $2,992.

These fees were reimbursed to the fund by Putnam Management.

	Putnam Global Health Care Fund	Putnam Global Income Trust	Putnam Global Utilities Fund

Audit Fees	Aug. 31, 2008 – $95,606	Oct. 31, 2008 – $177,421	Oct. 31, 2008 – $76,808

	Aug. 31, 2007 – $92,222	Oct. 31, 2007 – $129,686	Oct. 31, 2007 – $72,341

Audit-Related Fees	Aug. 31, 2008 – $0	Oct. 31, 2008 – $0	Oct. 31, 2008 – $0

	Aug. 31, 2007 – $352	Oct. 31, 2007 – $19	Oct. 31, 2007 – $64

Tax Fees	Aug. 31, 2008 – $11,409	Oct. 31, 2008 – $17,046	Oct. 31, 2008 – $6,412

	Aug. 31, 2007 – $9,154	Oct. 31, 2007 – $10,836	Oct. 31, 2007 – $11,470

All Other Fees *	Aug. 31, 2008 – $572	Oct. 31, 2008 – $36	Oct. 31, 2008 – $177

	Aug. 31, 2007 – $748	Oct. 31, 2007 – $43	Oct. 31, 2007 – $218

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam Global Health Care Fund: $575 and $555.
Putnam Global Income Trust: $36 and $31.
Putnam Global Utilities Fund: $177 and $159.

These fees were reimbursed to the fund by Putnam Management.

Putnam International Capital
	Putnam Income Strategies Fund	Opportunities Fund	Putnam International Equity Fund

Audit Fees	Feb. 28, 2009 – $101,699	Aug. 31, 2008 – $116,023	June 30, 2009 – $204,322

	Feb. 29, 2008 – $92,828	Aug. 31, 2007 – $95,986	June 30, 2008 – $232,792

Audit-Related Fees	Feb. 28, 2009 – $0	Aug. 31, 2008 – $0	June 30, 2009 – $0

	Feb. 29, 2008 – $0	Aug. 31, 2007 – $225	June 30, 2008 – $0

Tax Fees	Feb. 28, 2009 – $5,084	Aug. 31, 2008 – $12,165	June 30, 2009 – $12,571

	Feb. 29, 2008 – $4,581	Aug. 31, 2007 – $12,443	June 30, 2008 – $19,434

All Other Fees *	Feb. 28, 2009 – $0	Aug. 31, 2008 – $621	June 30, 2009 – $5,162

	Feb. 29, 2008 – $0	Aug. 31, 2007 – $638	June 30, 2008 – $2,012

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam International Capital Opportunities Fund: $621 and $466.
Putnam International Equity Fund: $5,162 and $2,012.

These fees were reimbursed to the fund by Putnam Management.

	Putnam International Growth	Putnam International New	Putnam Massachusetts Tax Exempt
	and Income Fund	Opportunities Fund	Income Fund

Audit Fees	June 30, 2009 – $90,790	Sept. 30, 2008 – $85,862	May 31, 2009 – $64,228

	June 30, 2008 – $88,373	Sept. 30, 2007 – $80,538	May 31, 2008 – $57,166

Audit-Related Fees	June 30, 2009 – $0	Sept. 30, 2008 – $0	May 31, 2009 – $0

	June 30, 2008 – $0	Sept. 30, 2007 – $155	May 31, 2008 – $0

Tax Fees	June 30, 2009 – $8,828	Sept. 30, 2008 – $11,446	May 31, 2009 – $8,044

	June 30, 2008 – $8,623	Sept. 30, 2007 – $12,085	May 31, 2008 – $7,620

All Other Fees *	June 30, 2009 – $869	Sept. 30, 2008 – $244	May 31, 2009 – $523

	June 30, 2008 – $336	Sept. 30, 2007 – $278	May 31, 2008 – $82

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam International Growth and Income Fund: $869 and $336.
Putnam International New Opportunities Fund: $244 and $204.
Putnam Massachusetts Tax Exempt Income Fund: $523 and $82.

These fees were reimbursed to the fund by Putnam Management.

	Putnam Michigan Tax Exempt Income Fund	Putnam Minnesota Tax Exempt Income Fund	Putnam Money Market Fund

Audit Fees	May 31, 2009 – $55,152	May 31, 2009 – $57,337	Sept. 30, 2008 – $148,400

	May 31, 2008 – $50,078	May 31, 2008 – $51,994	Sept. 30, 2007 – $119,165

Audit-Related Fees	May 31, 2009 – $0	May 31, 2009 – $0	Sept. 30, 2008 – $0

	May 31, 2008 – $0	May 31, 2008 – $0	Sept. 30, 2007 – $352

Tax Fees	May 31, 2009 – $8,044	May 31, 2009 – $8,044	Sept. 30, 2008 – $2,864

	May 31, 2008 – $7,494	May 31, 2008 – $7,491	Sept. 30, 2007 – $3,274

All Other Fees *	May 31, 2009 – $181	May 31, 2009 – $179	Sept. 30, 2008 – $1,065

	May 31, 2008 – $32	May 31, 2008 – $30	Sept. 30, 2007 – $1,123

Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam Michigan Tax Exempt Income Fund: $181 and $32.
Putnam Minnesota Tax Exempt Income Fund: $179 and $30.
Putnam Money Market Fund: $1,065 and $823.

These fees were reimbursed to the fund by Putnam Management.

Putnam New Jersey Tax Exempt
	Income Fund	Putnam New Opportunities Fund	Putnam Ohio Tax Exempt Income Fund

Audit Fees	May 31, 2009 – $61,059	June 30, 2009 – $159,316	May 31, 2009 – $61,646

	May 31, 2008 – $54,374	June 30, 2008 – $154,131	May 31, 2008 – $55,367

Audit-Related Fees	May 31, 2009 – $0	June 30, 2009 – $0	May 31, 2009 – $0

	May 31, 2008 – $0	June 30, 2008 – $0	May 31, 2008 – $0

Tax Fees	May 31, 2009 – $8,044	June 30, 2009 – $3,885	May 31, 2009 – $8,044

	May 31, 2008 – $7,558	June 30, 2008 – $3,596	May 31, 2008 – $7,536

All Other Fees *	May 31, 2009 – $386	June 30, 2009 – $3,894	May 31, 2009 – $291

	May 31, 2008 – $57	June 30, 2008 – $1,221	May 31, 2008 – $44

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam New Jersey Tax Exempt Income Fund: $386 and $57.
Putnam New Opportunities Fund: $3,894 and $1,221.
Putnam Ohio Tax Exempt Income Fund: $291 and $44.

These fees were reimbursed to the fund by Putnam Management.

Putnam Pennsylvania Tax Exempt
	Income Fund	Putnam RetirementReady 2010 Fund	Putnam RetirementReady 2015 Fund

Audit Fees	May 31, 2009 – $59,679	July 31, 2008 – $14,050	July 31, 2008 – $28,788

	May 31, 2008 – $53,493	July 31, 2007 – $12,501	July 31, 2007 – $22,976

Audit-Related Fees	May 31, 2009 – $0	July 31, 2008 – $0	July 31, 2008 – $0

	May 31, 2008 – $0	July 31, 2007 – $0	July 31, 2007 – $0

Tax Fees	May 31, 2009 – $8,044	July 31, 2008 – $3,455	July 31, 2008 – $7,080

	May 31, 2008 – $7,533	July 31, 2007 – $2,706	July 31, 2007 – $4,973

All Other Fees *	May 31, 2009 – $308	July 31, 2008 – $0	July 31, 2008 – $0

	May 31, 2008 – $47	July 31, 2007 – $0	July 31, 2007 – $0

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam Pennsylvania Tax Exempt Income Fund: $308 and $47.

These fees were reimbursed to the fund by Putnam Management.

	Putnam RetirementReady 2020 Fund	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2030 Fund

Audit Fees	July 31, 2008 – $30,072	July 31, 2008 – $26,338	July 31, 2008 – $20,645

	July 31, 2007 – $25,565	July 31, 2007 – $21,228	July 31, 2007 – $15,960

Audit-Related Fees	July 31, 2008 – $0	July 31, 2008 – $0	July 31, 2008 – $0

	July 31, 2007 – $0	July 31, 2007 – $0	July 31, 2007 – $0

Tax Fees	July 31, 2008 – $7,396	July 31, 2008 – $6,477	July 31, 2008 – $5,077

	July 31, 2007 – $5,534	July 31, 2007 – $4,595	July 31, 2007 – $3,455

All Other Fees *	July 31, 2008 – $0	July 31, 2008 – $0	July 31, 2008 – $0

	July 31, 2007 – $0	July 31, 2007 – $0	July 31, 2007 – $0

	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2045 Fund

Audit Fees	July 31, 2008 – $15,319	July 31, 2008 – $9,690	July 31, 2008 – $6,947

	July 31, 2007 – $11,285	July 31, 2007 – $7,239	July 31, 2007 – $5,495

Audit-Related Fees	July 31, 2008 – $0	July 31, 2008 – $0	July 31, 2008 – $0

	July 31, 2007 – $0	July 31, 2007 – $0	July 31, 2007 – $0

Tax Fees	July 31, 2008 – $3,767	July 31, 2008 – $2,383	July 31, 2008 – $1,709

	July 31, 2007 – $2,443	July 31, 2007 – $1,567	July 31, 2007 – $1,189

All Other Fees *	July 31, 2008 – $0	July 31, 2008 – $0	July 31, 2008 – $0

	July 31, 2007 – $0	July 31, 2007 – $0	July 31, 2007 – $0

	Putnam RetirementReady 2050 Fund	Putnam RetirementReady Maturity Fund	Putnam Small Cap Growth Fund

Audit Fees	July 31, 2008 – $3,373	July 31, 2008 – $7,424	June 30, 2009 – $68,676

	July 31, 2007 – $1,631	July 31, 2007 – $6,708	June 30, 2008 – $69,620

Audit-Related Fees	July 31, 2008 – $0	July 31, 2008 – $0	June 30, 2009 – $0

	July 31, 2007 – $0	July 31, 2007 – $0	June 30, 2008 – $0

Tax Fees	July 31, 2008 – $830	July 31, 2008 – $1,826	June 30, 2009 – $4,558

	July 31, 2007 – $353	July 31, 2007 – $1,452	June 30, 2008 – $4,260

All Other Fees *	July 31, 2008 – $0	July 31, 2008 – $0	June 30, 2009 – $366

	July 31, 2007 – $0	July 31, 2007 – $0	June 30, 2008 – $144

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam Small Cap Growth Fund: $366 and $144.

These fees were reimbursed to the fund by Putnam Management.

	Putnam Tax Exempt Money Market Fund	Putnam Tax-Free High Yield Fund	Putnam Voyager Fund

Audit Fees	Sept. 30, 2008 – $60,542	July 31, 2008 – $105,371	July 31, 2008 – $212,512

	Sept. 30, 2007 – $53,714	July 31, 2007 – $101,968	July 31, 2007 – $200,657

Audit-Related Fees	Sept. 30, 2008 – $0	July 31, 2008 – $0	July 31, 2008 – $0

	Sept. 30, 2007 – $7	July 31, 2007 – $46	July 31, 2007 – $1,405

Tax Fees	Sept. 30, 2008 – $2,819	July 31, 2008 – $9,140	July 31, 2008 – $5,064

	Sept. 30, 2007 – $2,592	July 31, 2007 – $7,921	July 31, 2007 – $4,395

All Other Fees *	Sept. 30, 2008 – $22	July 31, 2008 – $386	July 31, 2008 – $2,001

	Sept. 30, 2007 – $27	July 31, 2007 – $769	July 31, 2007 – $11,411

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam Tax Exempt Money Market Fund: $22 and $20
Putnam Tax-Free High Yield Fund: $386 and $640.
Putnam Voyager Fund: $2,001 and $10,736.

These fees were reimbursed to the fund by Putnam Management.

Putnam VT American Government
	Income Fund	Putnam VT Capital Opportunities Fund	Putnam VT Diversified Income Fund

Audit Fees	Dec. 31, 2008 – $73,390	Dec. 31, 2008 – $38,925	Dec. 31, 2008 – $179,819

	Dec. 31, 2007 – $47,194	Dec. 31, 2007 – $36,317	Dec. 31, 2007 – $119,906

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $19	Dec. 31, 2007 – $7	Dec. 31, 2007 – $56

Tax Fees	Dec. 31, 2008 – $3,032	Dec. 31, 2008 – $1,985	Dec. 31, 2008 – $18,674

	Dec. 31, 2007 – $2,758	Dec. 31, 2007 – $1,838	Dec. 31, 2007 – $7,629

All Other Fees *	Dec. 31, 2008 – $286	Dec. 31, 2008 – $38	Dec. 31, 2008 – $561

	Dec. 31, 2007 – $77	Dec. 31, 2007 – $26	Dec. 31, 2007 – $261

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT American Government Income Fund: $286 and $77.
Putnam VT Capital Opportunities Fund: $38 and $26.
Putnam VT Diversified Income Fund: $561 and $261.

These fees were reimbursed to the fund by Putnam Management.

Putnam VT The George Putnam Fund
	Putnam VT Equity Income Fund	of Boston	Putnam VT Global Asset Allocation Fund

Audit Fees	Dec. 31, 2008 – $44,359	Dec. 31, 2008 – $132,678	Dec. 31, 2008 – $165,526

	Dec. 31, 2007 – $40,021	Dec. 31, 2007 – $95,151	Dec. 31, 2007 – $114,993

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $20	Dec. 31, 2007 – $65	Dec. 31, 2007 – $44

Tax Fees	Dec. 31, 2008 – $1,985	Dec. 31, 2008 – $5,743	Dec. 31, 2008 – $10,521

	Dec. 31, 2007 – $1,838	Dec. 31, 2007 – $5,147	Dec. 31, 2007 – $11,923

All Other Fees *	Dec. 31, 2008 – $280	Dec. 31, 2008 – $421	Dec. 31, 2008 – $383

	Dec. 31, 2007 – $134	Dec. 31, 2007 – $310	Dec. 31, 2007 – $210

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT Equity Income Fund: $280 and $134.
Putnam VT The George Putnam Fund of Boston: $421 and 310.
Putnam VT Global Asset Allocation Fund: $383 and $210.

These fees were reimbursed to the fund by Putnam Management.

	Putnam VT Global Equity Fund	Putnam VT Global Health Care Fund	Putnam VT Global Utilities Fund

Audit Fees	Dec. 31, 2008 – $78,147	Dec. 31, 2008 – $42,990	Dec. 31, 2008 – $47,501

	Dec. 31, 2007 – $71,977	Dec. 31, 2007 – $37.536	Dec. 31, 2007 – $44,936

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $90	Dec. 31, 2007 – $37	Dec. 31, 2007 – $48

Tax Fees	Dec. 31, 2008 – $11,241	Dec. 31, 2008 – $9,344	Dec. 31, 2008 – $6,517

	Dec. 31, 2007 – $11,660	Dec. 31, 2007 – $7,647	Dec. 31, 2007 – $8,279

All Other Fees *	Dec. 31, 2008 – $450	Dec. 31, 2008 – $255	Dec. 31, 2008 – $418

	Dec. 31, 2007 – $319	Dec. 31, 2007 – $132	Dec. 31, 2007 – $202

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT Global Equity Fund: $450 and $319.
Putnam VT Global Health Care Fund: $255 and $132.
Putnam VT Global Utilities Fund: $418 and $202.

These fees were reimbursed to the fund by Putnam Management.

	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT High Yield Fund

Audit Fees	Dec. 31, 2008 – $126,888	Dec. 31, 2008 – $46,655	Dec. 31, 2008 – $98,876

	Dec. 31, 2007 – $127,557	Dec. 31, 2007 – $43,383	Dec. 31, 2007 – $89,905

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $318	Dec. 31, 2007 – $13	Dec. 31, 2007 – $64

Tax Fees	Dec. 31, 2008 – $3,258	Dec. 31, 2008 – $2,321	Dec. 31, 2008 – $4,831

	Dec. 31, 2007 – $3,050	Dec. 31, 2007 – $2,168	Dec. 31, 2007 – $4,522

All Other Fees *	Dec. 31, 2008 – $2,787	Dec. 31, 2008 – $41	Dec. 31, 2008 – $585

	Dec. 31, 2007 – $2,018	Dec. 31, 2007 – $25	Dec. 31, 2007 – $306

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT Growth and Income Fund: $2,787 and $2,018.
Putnam VT Growth Opportunities Fund: $41 and $25.
Putnam VT High Yield Fund: $585 and $306.

These fees were reimbursed to the fund by Putnam Management.

Putnam VT International Growth and
	Putnam VT Income Fund	Putnam VT International Equity Fund	Income Fund

Audit Fees	Dec. 31, 2008 – $156,202	Dec. 31, 2008 – $88,885	Dec. 31, 2008 – $61,478

	Dec. 31, 2007 – $110,648	Dec. 31, 2007 – $77,760	Dec. 31, 2007 – $56,092

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $80	Dec. 31, 2007 – $147	Dec. 31, 2007 – $51

Tax Fees	Dec. 31, 2008 – $3,996	Dec. 31, 2008 – $10,669	Dec. 31, 2008 – $7,467

	Dec. 31, 2007 – $3,420	Dec. 31, 2007 – $9,254	Dec. 31, 2007 – $6,943

All Other Fees *	Dec. 31, 2008 – $727	Dec. 31, 2008 – $1,081	Dec. 31, 2008 – $333

	Dec. 31, 2007 – $388	Dec. 31, 2007 – $682	Dec. 31, 2007 – $240

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT International Equity Fund: $1,081 and $682.
Putnam VT International Growth and Income Fund: $333 and $240.

These fees were reimbursed to the fund by Putnam Management.

Putnam VT International New
	Opportunities Fund	Putnam VT Investors Fund	Putnam VT Mid Cap Value Fund

Audit Fees	Dec. 31, 2008 – $57,685	Dec. 31, 2008 – $49,673	Dec. 31, 2008 – $37,566

	Dec. 31, 2007 – $52,496	Dec. 31, 2007 – $45,467	Dec. 31, 2007 – $35,218

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $29	Dec. 31, 2007 – $79	Dec. 31, 2007 – $16

Tax Fees	Dec. 31, 2008 – $8,450	Dec. 31, 2008 – $2,322	Dec. 31, 2008 – $1,985

	Dec. 31, 2007 – $9,725	Dec. 31, 2007 – $2,168	Dec. 31, 2007 – $1,838

All Other Fees *	Dec. 31, 2008 – $229	Dec. 31, 2008 – $470	Dec. 31, 2008 – $61

	Dec. 31, 2007 – $155	Dec. 31, 2007 – $245	Dec. 31, 2007 – $53

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT International New Opportunities Fund: $229 and $155.
Putnam VT Investors Fund: $470 and $245.
Putnam VT Mid Cap Value Fund: $61 and $53.

These fees were reimbursed to the fund by Putnam Management.

	Putnam VT Money Market Fund	Putnam VT New Opportunities Fund	Putnam VT Research Fund

Audit Fees	Dec. 31, 2008 – $68,749	Dec. 31, 2008 – $60,816	Dec. 31, 2008 – $42,744

	Dec. 31, 2007 – $58,079	Dec. 31, 2007 – $57,012	Dec. 31, 2007 – $39,986

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $39	Dec. 31, 2007 – $150	Dec. 31, 2007 – $32

Tax Fees	Dec. 31, 2008 – $1,884	Dec. 31, 2008 – $2,322	Dec. 31, 2008 – $2,547

	Dec. 31, 2007 – $1,764	Dec. 31, 2007 – $2,168	Dec. 31, 2007 – $2,389

All Other Fees *	Dec. 31, 2008 – $1,004	Dec. 31, 2008 – $981	Dec. 31, 2008 – $128

	Dec. 31, 2007 – $228	Dec. 31, 2007 – $640	Dec. 31, 2007 – $88

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT Money Market Fund: $1,004 and $228.
Putnam VT New Opportunities Fund: $981 and $640.
Putnam VT Research Fund: $128 and $88.

These fees were reimbursed to the fund by Putnam Management.

	Putnam VT Small Cap Value Fund	Putnam VT Vista Fund	Putnam VT Voyager Fund

Audit Fees	Dec. 31, 2008 – $51,240	Dec. 31, 2008 – $57,565	Dec. 31, 2008 – $89,983

	Dec. 31, 2007 – $50,158	Dec. 31, 2007 – $54,037	Dec. 31, 2007 – $84,229

Audit-Related Fees	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0	Dec. 31, 2008 – $0

	Dec. 31, 2007 – $108	Dec. 31, 2007 – $58	Dec. 31, 2007 – $251

Tax Fees	Dec. 31, 2008 – $2,472	Dec. 31, 2008 – $2,322	Dec. 31, 2008 – $2,322

	Dec. 31, 2007 – $2,315	Dec. 31, 2007 – $2,168	Dec. 31, 2007 – $2,168

All Other Fees *	Dec. 31, 2008 – $433	Dec. 31, 2008 – $275	Dec. 31, 2008 – $1,421

	Dec. 31, 2007 – $416	Dec. 31, 2007 – $209	Dec. 31, 2007 – $903

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters in each of its last two fiscal years, beginning with the fee for the most recent fiscal year:

Putnam VT Small Cap Value Fund: $433 and $416.
Putnam VT Vista Fund: $275 and $209.
Putnam VT Voyager Fund: $1,421 and $903.

These fees were reimbursed to the fund by Putnam Management.

The following table presents fees billed to each indicated fund in each of its last two fiscal years (with the most recent fiscal years ended between July 31, 2008 and June 30, 2009) by KPMG LLP:

	Putnam Arizona Tax Exempt Income Fund	Putnam California Tax Exempt Income Fund	Putnam Convertible Income-Growth Trust

Audit Fees	May 31, 2009 – $40,642	Sept. 30, 2008 – $53,100	Oct. 31, 2008 – $40,600

	May 31, 2008 – $50,350	Sept. 30, 2007 – $54,050	Oct. 31, 2007 – $37,550

Audit-Related Fees	May 31, 2009 – $0	Sept. 30, 2008 – $0	Oct. 31, 2008 – $0

	May 31, 2008 – $0	Sept. 30, 2007 – $0	Oct. 31, 2007 – $0

Tax Fees	May 31, 2009 – $6,100	Sept. 30, 2008 – $6,000	Oct. 31, 2008 – $3,900

	May 31, 2008 – $5,450	Sept. 30, 2007 – $5,450	Oct. 31, 2007 – $3,550

All Other Fees	May 31, 2009 – $0	Sept. 30, 2008 – $0	Oct. 31, 2008 – $0

	May 31, 2008 – $0	Sept. 30, 2007 – $0	Oct. 31, 2007 – $0

	Putnam Diversified Income Trust	Putnam Equity Income Fund	Putnam Floating Rate Income Fund

Audit Fees	Sept. 30, 2008 – $97,075	Nov. 30, 2008 – $47,200	Feb. 28, 2009 – $85,975

	Sept. 30, 2007 – $80,800	Nov. 30, 2007 – $43,650	Feb. 29, 2008 – $76,750

Audit-Related Fees	Sept. 30, 2008 – $0	Nov. 30, 2008 – $0	Feb. 28, 2009 – $0

	Sept. 30, 2007 – $0	Nov. 30, 2007 – $0	Feb. 29, 2008 – $0

Tax Fees	Sept. 30, 2008 – $6,000	Nov. 30, 2008 – $3,900	Feb. 28, 2009 – $6,550

	Sept. 30, 2007 – $5,450	Nov. 30, 2007 – $3,550	Feb. 29, 2008 – $5,950

All Other Fees	Sept. 30, 2008 – $0	Nov. 30, 2008 – $0	Feb. 28, 2009 – $0

	Sept. 30, 2007 – $0	Nov. 30, 2007 – $0	Feb. 29, 2008 – $0

	Putnam Global Equity Fund	Putnam Global Natural Resources Fund	Putnam Growth Opportunities Fund

Audit Fees	Oct. 31, 2008 – $54,050	Aug. 31, 2008 – $43,100	July 31, 2008 – $40,600

	Oct. 31, 2007 – $49,950	Aug. 31, 2007 – $39,850	July 31, 2007 – $38,701*

Audit-Related Fees	Oct. 31, 2008 – $0	Aug. 31, 2008 – $0	July 31, 2008 – $0

	Oct. 31, 2007 – $0	Aug. 31, 2007 – $0	July 31, 2007 – $0

Tax Fees	Oct. 31, 2008 – $4,450	Aug. 31, 2008 – $3,900	July 31, 2008 – $3,900

	Oct. 31, 2007 – $4,050	Aug. 31, 2007 – $3,550	July 31, 2007 – $3,550

All Other Fees	Oct. 31, 2008 – $0	Aug. 31, 2008 – $0	July 31, 2008 – $0

	Oct. 31, 2007 – $0	Aug. 31, 2007 – $0	July 31, 2007 – $0

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters.

Putnam Growth Opportunities Fund: $1,151.

These fees were reimbursed to the fund by Putnam Management.

	Putnam High Yield Advantage Fund	Putnam High Yield Trust	Putnam Income Fund

Audit Fees	Nov. 30, 2008 – $75,475	Aug. 31, 2008 – $66,000	Oct. 31, 2008 – $100,675

	Nov. 30, 2007 – $69,650	Aug. 31, 2007 – $61,050	Oct. 31, 2007 – $93,178

Audit-Related Fees	Nov. 30, 2008 – $0	Aug. 31, 2008 – $0	Oct. 31, 2008 – $0

	Nov. 30, 2007 – $0	Aug. 31, 2007 – $0	Oct. 31, 2007 – $0

Tax Fees	Nov. 30, 2008 – $4,200	Aug. 31, 2008 – $6,000	Oct. 31, 2008 – $6,000

	Nov. 30, 2007 – $3,800	Aug. 31, 2007 – $5,450	Oct. 31, 2007 – $5,450

All Other Fees	Nov. 30, 2008 – $0	Aug. 31, 2008 – $0	Oct. 31, 2008 – $0

	Nov. 30, 2007 – $0	Aug. 31, 2007 – $0	Oct. 31, 2007 – $0

	Putnam Investors Fund	Putnam Mid Cap Value Fund	Putnam New York Tax Exempt Income Fund

Audit Fees	July 31, 2008 – $43,900	April 30, 2009 – $40,925	Nov. 30, 2008 – $57,500

	July 31, 2007 – $47,174 *	April 30, 2008 – $37,550	Nov. 30, 2007 – $58,450

Audit-Related Fees	July 31, 2008 – $0	April 30, 2009 – $0	Nov. 30, 2008 – $0

	July 31, 2007 – $0	April 30, 2008 – $0	Nov. 30, 2007 – $0

Tax Fees	July 31, 2008 – $3,900	April 30, 2009 – $3,900	Nov. 30, 2008 – $6,000

	July 31, 2007 – $3,550	April 30, 2008 – $3,550	Nov. 30, 2007 – $5,450

All Other Fees	July 31, 2008 – $0	April 30, 2009 – $0	Nov. 30, 2008 – $0

	July 31, 2007 – $0	April 30, 2008 – $0	Nov. 30, 2007 – $0

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters.

Putnam Investors Fund: $6,624.

These fees were reimbursed to the fund by Putnam Management.

	Putnam Research Fund	Putnam Small Cap Value Fund	Putnam Tax Exempt Income Fund

Audit Fees	July 31, 2008 – $42,000	Feb. 28, 2009 – $44,412	Sept. 30, 2008 – $53,100

	July 31, 2007 – $40,321 *	Feb. 29, 2008 – $42,050	Sept. 30, 2007 – $59,050

Audit-Related Fees	July 31, 2008 – $0	Feb. 28, 2009 – $0	Sept. 30, 2008 – $0

	July 31, 2007 – $0	Feb. 29, 2008 – $0	Sept. 30, 2007 – $10,635 **

Tax Fees	July 31, 2008 – $3,900	Feb. 28, 2009 – $3,900	Sept. 30, 2008 – $6,000

	July 31, 2007 – $3,550	Feb. 29, 2008 – $3,550	Sept. 30, 2007 – $5,450

All Other Fees	July 31, 2008 – $0	Feb. 28, 2009 – $0	Sept. 30, 2008 – $0

	July 31, 2007 – $0	Feb. 29, 2008 – $0	Sept. 30, 2007 – $0

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters.

Putnam Research Fund: $1,471.

These fees were reimbursed to the fund by Putnam Management. **Fees billed to the fund for services relating to a fund merger.

	Putnam U.S. Government Income Trust	Putnam Vista Fund

Audit Fees	Sept. 30, 2008 – $90,725	July 31, 2008 – $40,600

	Sept. 30, 2007 – $85,073	July 31, 2007 – $41,778*

Audit-Related Fees	Sept. 30, 2008 – $0	July 31, 2008 – $0

	Sept. 30, 2007 – $15,818 **	July 31, 2007 – $0

Tax Fees	Sept. 30, 2008 – $4,450	July 31, 2008 – $3,900

	Sept. 30, 2007 – $4,050	July 31, 2007 – $3,550

All Other Fees *	Sept. 30, 2008 – $0	July 31, 2008 – $0

	Sept. 30, 2007 – $0	July 31, 2007 – $0

* Includes the following fees billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters.

Putnam Vista Fund: $4,228.

**Fees billed to the fund for services relating to a fund merger.

As of the date of this proxy statement, the following funds had not yet completed a full fiscal year of operations: Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asset Allocation: Equity Portfolio, and Putnam Capital Spectrum Fund (each audited by PricewaterhouseCoopers LLP); and Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Asia Pacific Equity Fund, Putnam Equity Spectrum Fund, Putnam Emerging Markets Equity Fund, Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Money Market Liquidity Fund (each audited by KPMG LLP).

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s independent registered public accounting firm, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to analysis of proposed market timing distributions, recordkeeping fees and regulatory and litigation matters.

The following tables present the amounts the independent auditors billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years (with the most recent fiscal years ended between July 31, 2008 and June 30, 2009):

PricewaterhouseCoopers LLP:

	Putnam American Government Income Fund	Putnam AMT-Free Municipal Fund	Putnam Asset Allocation: Balanced Portfolio

Non-Audit Fees	Sept. 30, 2008 – $84,561	July 31, 2008 – $85,734	Sept. 30, 2008 – $101,676

	Sept. 30, 2007 – $108,911	July 31, 2007 – $122,169	Sept. 30, 2007 – $126,972

Putnam Asset Allocation:
	Conservative Portfolio	Putnam Asset Allocation: Growth Portfolio	Putnam Capital Opportunities Fund

Non-Audit Fees	Sept. 30, 2008 – $100,105	Sept. 30, 2008 – $105,633	April 30, 2009 – $485,409

	Sept. 30, 2007 – $126,557	Sept. 30, 2007 – $126,705	April 30, 2008 – $51,073

	Putnam Europe Equity Fund	The Putnam Fund for Growth and Income	The George Putnam Fund of Boston

Non-Audit Fees	June 30, 2009 – $472,757	Oct. 31, 2008 – $88,106	July 31, 2008 – $92,241

	June 30, 2008 – $52,468	Oct. 31, 2007 – $118,562	July 31, 2007 – $129,614

	Putnam Global Health Care Fund	Putnam Global Income Trust	Putnam Global Utilities Fund

Non-Audit Fees	Aug. 31, 2008 – $90,221	Oct. 31, 2008 – $95,322	Oct. 31, 2008 – $84,828

	Aug. 31, 2007 – $125,470	Oct. 31, 2007 – $116,104	Oct. 31, 2007 – $116,659

Putnam International Capital
	Putnam Income Strategies Fund	Opportunities Fund	Putnam International Equity Fund

Non-Audit Fees	Feb. 28, 2009 – $373,674	Aug. 31, 2008 – $91,025	June 30, 2009 – $484,558

	Feb. 29, 2008 – $57,774	Aug. 31, 2007 – $128,522	June 30, 2008 – $68,508

	Putnam International Growth and	Putnam International New	Putnam Massachusetts Tax Exempt
	Income Fund	Opportunities Fund	Income Fund

Non-Audit Fees	June 30, 2009 – $476,522	Sept. 30, 2008 – $89,929	May 31, 2009 – $490,392

	June 30, 2008 – $56,021	Sept. 30, 2007 – $115,725	May 31, 2008 – $54,763

	Putnam Michigan Tax Exempt Income Fund	Putnam Minnesota Tax Exempt Income Fund	Putnam Money Market Fund

Non-Audit Fees	May 31, 2009 – $490,050	May 31, 2009 – $490,048	Sept. 30, 2008 – $82,168

	May 31, 2008 – $54,588	May 31, 2008 – $54,583	Sept. 30, 2007 – $107,956

Putnam New Jersey Tax Exempt
	Income Fund	Putnam New Opportunities Fund	Putnam Ohio Tax Exempt Income Fund

Non-Audit Fees	May 31, 2009 – $490,254	June 30, 2009 – $474,604	May 31, 2009 – $490,160

	May 31, 2008 – $54,677	June 30, 2008 – $51,879	May 31, 2008 – $54,632

Putnam Pennsylvania Tax Exempt
	Income Fund	Putnam RetirementReady 2010 Fund	Putnam RetirementReady 2015 Fund

Non-Audit Fees	May 31, 2009 – $490,177	July 31, 2008 – $81,694	July 31, 2008 – $85,319

	May 31, 2008 – $54,642	July 31, 2007 – $117,922	July 31, 2007 – $120,189

	Putnam RetirementReady 2020 Fund	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2030 Fund

Non-Audit Fees	July 31, 2008 – $85,635	July 31, 2008 – $84,716	July 31, 2008 – $83,316

	July 31, 2007 – $120,750	July 31, 2007 – $119,811	July 31, 2007 – $118,671

	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2045 Fund

Non-Audit Fees	July 31, 2008 – $82,006	July 31, 2008 – $80,622	July 31, 2008 – $79,948

	July 31, 2007 – $117,659	July 31, 2007 – $116,783	July 31, 2007 – $116,405

	Putnam RetirementReady 2050 Fund	Putnam RetirementReady Maturity Fund	Putnam Small Cap Growth Fund

Non-Audit Fees	July 31, 2008 – $79,069	July 31, 2008 – $80,065	July 31, 2008 – $471,749

	July 31, 2007 – $115,569	July 31, 2007 – $116,668	July 31, 2007 – $51,466

	Putnam Tax Exempt Money Market Fund	Putnam Tax-Free High Yield Fund	Putnam Voyager Fund

Non-Audit Fees	Sept. 30, 2008 – $81,081	July 31, 2008 – $87,765	July 31, 2008 – $85,304

	Sept. 30, 2007 – $105,833	July 31, 2007 – $123,951	July 31, 2007 – $132,427

Putnam VT American Government
	Income Fund	Putnam VT Capital Opportunities Fund	Putnam VT Diversified Income Fund

Non-Audit Fees	Dec. 31, 2008 – $174,864	Dec. 31, 2008 – $173,569	Dec. 31, 2008 – $190,781

	Dec. 31, 2007 – $78,483	Dec. 31, 2007 – $77,500	Dec. 31, 2007 – $83,575

Putnam VT The George Putnam Fund
	Putnam VT Equity Income Fund	of Boston	Putnam VT Global Asset Allocation Fund

Non-Audit Fees	Dec. 31, 2008 – $173,811	Dec. 31, 2008 – $177,710	Dec. 31, 2008 – $182,450

	Dec. 31, 2007 – $77,621	Dec. 31, 2007 – $81,151	Dec. 31, 2007 – $87,806

	Putnam VT Global Equity Fund	Putnam VT Global Health Care Fund	Putnam VT Global Utilities Fund

Non-Audit Fees	Dec. 31, 2008 – $183,237	Dec. 31, 2008 – $181,145	Dec. 31, 2008 – $178,481

	Dec. 31, 2007 – $87,698	Dec. 31, 2007 – $83,445	Dec. 31, 2007 – $84,158

	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT High Yield Fund

Non-Audit Fees	Dec. 31, 2008 – $177,591	Dec. 31, 2008 – $173,908	Dec. 31, 2008 – $176,692

	Dec. 31, 2007 – $81,015	Dec. 31, 2007 – $77,835	Dec. 31, 2007 – $80,521

Putnam VT International Growth and
	Putnam VT Income Fund	Putnam VT International Equity Fund	Income Fund

Non-Audit Fees	Dec. 31, 2008 – $176,269	Dec. 31, 2008 – $183,296	Dec. 31, 2008 – $179,346

	Dec. 31, 2007 – $79,517	Dec. 31, 2007 – $85,712	Dec. 31, 2007 – $82,863

Putnam VT International New
	Opportunities Fund	Putnam VT Investors Fund	Putnam VT Mid Cap Value Fund

Non-Audit Fees	Dec. 31, 2008 – $180,225	Dec. 31, 2008 – $174,338	Dec. 31, 2008 – $173,592

	Dec. 31, 2007 – $85,538	Dec. 31, 2007 – $78,121	Dec. 31, 2007 – $77,536

	Putnam VT Money Market Fund	Putnam VT New Opportunities Fund	Putnam VT Research Fund

Non-Audit Fees	Dec. 31, 2008 – $174,434	Dec. 31, 2008 – $174,849	Dec. 31, 2008 – $174,221

	Dec. 31, 2007 – $77,660	Dec. 31, 2007 – $78,587	Dec. 31, 2007 – $78,138

	Putnam VT Small Cap Value Fund	Putnam VT Vista Fund	Putnam VT Voyager Fund

Non-Audit Fees	Dec. 31, 2008 – $174,451	Dec. 31, 2008 – $174,143	Dec. 31, 2008 – $175,289

	Dec. 31, 2007 – $78,468	Dec. 31, 2007 – $78,064	Dec. 31, 2007 – $78,951

KPMG LLP:

	Putnam Arizona Tax Exempt Income Fund	Putnam California Tax Exempt Income Fund	Putnam Convertible Income-Growth Trust

Non-Audit Fees	May 31, 2009 – $6,100	Sept. 30, 2008 – $74,733	Oct. 31, 2008 – $72,633

	May 31, 2008 – $74,183	Sept. 30, 2007 – $5,450	Oct. 31, 2007 – $3,490

	Putnam Diversified Income Trust	Putnam Equity Income Fund	Putnam Floating Rate Income Fund

Non-Audit Fees	Sept. 30, 2008 – $74,733	Nov. 30, 2008 – $72,633	Feb. 28, 2009 – $75,283

	Sept. 30, 2007 – $5,450	Nov. 30, 2007 – $3,550	Feb. 29, 2008 – $5,950

	Putnam Global Equity Fund	Putnam Global Natural Resources Fund	Putnam Growth Opportunities Fund

Non-Audit Fees	Oct. 31, 2008 – $73,183	Aug. 31, 2008 – $72,633	July 31, 2008 – $72,633

	Oct. 31, 2007 – $4,050	Aug. 31, 2007 – $3,550	July 31, 2007 – $3,550

	Putnam High Yield Advantage Fund	Putnam High Yield Trust	Putnam Income Fund

Non-Audit Fees	Nov. 30, 2008 – $72,933	Aug. 31, 2008 – $74,733	Oct. 31, 2008 – $74,733

	Nov. 30, 2007 – $3,800	Aug. 31, 2007 – $5,450	Oct. 31, 2007 – $5,450

	Putnam Investors Fund	Putnam Mid Cap Value Fund	Putnam New York Tax Exempt Income Fund

Non-Audit Fees	July 31, 2008 – $72,633	April 30, 2009 – $3,900	Nov. 30, 2008 – $74,733

	July 31, 2007 – $3,550	April 30, 2008 – $3,550	Nov. 30, 2007 – $5,450

	Putnam Research Fund	Putnam Small Cap Value Fund	Putnam Tax Exempt Income Fund

Non-Audit Fees	July 31, 2008 – $72,633	Feb. 28, 2009 – $72,633	Sept. 30, 2008 – $74,733

	July 31, 2007 – $3,550	Feb. 29, 2008 – $3,550	Sept. 30, 2007 – $16,085

	Putnam U.S. Government Income Trust	Putnam Vista Fund

Non-Audit Fees	Sept. 30, 2008 – $73,183	July 31, 2008 – $72,633

	Sept. 30, 2007 – $19,868	July 31, 2007 – $3,550

Pre-Approval Policies of the Audit and Compliance Committee.

The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years (with the most recent fiscal years ended between July 31, 2008 and June 30, 2009) by PricewaterhouseCoopers LLP for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

	Putnam American Government Income Fund	Putnam AMT-Free Municipal Fund	Putnam Asset Allocation: Balanced Portfolio

Tax Fees	Sept. 30, 2008 – $15,000	July 31, 2008 – $15,000	Sept. 30, 2008 – $15,000

	Sept. 30, 2007 – $26,129	July 31, 2007 – $26,129	Sept. 30, 2007 – $26,129

Putnam Asset Allocation:
	Conservative Portfolio	Putnam Asset Allocation: Growth Portfolio	Putnam Capital Opportunities Fund

Tax Fees	Sept. 30, 2008 – $15,000	Sept. 30, 2008 – $15,000	April 30, 2009 – $415,341

	Sept. 30, 2007 – $26,129	Sept. 30, 2007 – $26,129	April 30, 2008 – $15,000

	Putnam Europe Equity Fund	The Putnam Fund for Growth and Income	The George Putnam Fund of Boston

Tax Fees	June 30, 2009 – $400,741	Oct. 31, 2008 – $15,000	July 31, 2008 – $15,000

	June 30, 2008 – $15,000	Oct. 31, 2007 – $28,129	July 31, 2007 – $26,129

	Putnam Global Health Care Fund	Putnam Global Income Trust	Putnam Global Utilities Fund

Tax Fees	Aug. 31, 2008 – $15,000	Oct. 31, 2008 – $15,000	Oct. 31, 2008 – $15,000

	Aug. 31, 2007 – $26,129	Oct. 31, 2007 – $28,129	Oct. 31, 2007 – $28,129

Putnam International Capital
	Putnam Income Strategies Fund	Opportunities Fund	Putnam International Equity Fund

Tax Fees	Feb. 28, 2009 – $302,065	Aug. 31, 2008 – $15,000	June 30, 2009 – $400,741

	Feb. 29, 2008 – $21,129	Aug. 31, 2007 – $26,129	June 30, 2008 – $15,000

	Putnam International Growth and	Putnam International New	Putnam Massachusetts Tax Exempt Income
	Income Fund	Opportunities Fund	Fund

Tax Fees	June 30, 2009 – $400,741	Sept. 30, 2008 – $15,000	May 31, 2009 – $415,341

	June 30, 2008 – $15,000	Sept. 30, 2007 – $26,129	May 31, 2008 – $15,000

	Putnam Michigan Tax Exempt Income Fund	Putnam Minnesota Tax Exempt Income Fund	Putnam Money Market Fund

Tax Fees	May 31, 2009 – $415,341	May 31, 2009 – $415,341	Sept. 30, 2008 – $15,000

	May 31, 2008 – $15,000	May 31, 2008 – $15,000	Sept. 30, 2007 – $26,129

Putnam New Jersey Tax Exempt
	Income Fund	Putnam New Opportunities Fund	Putnam Ohio Tax Exempt Income Fund

Tax Fees	May 31, 2009 – $415,341	June 30, 2009 – $400,741	May 31, 2009 – $415,341

	May 31, 2008 – $15,000	June 30, 2008 – $15,000	May 31, 2008 – $15,000

Putnam Pennsylvania Tax Exempt
	Income Fund	Putnam RetirementReady 2010 Fund	Putnam RetirementReady 2015 Fund

Tax Fees	May 31, 2009 – $415,341	July 31, 2008 – $15,000	July 31, 2008 – $15,000

	May 31, 2008 – $15,000	July 31, 2007 – $26,129	July 31, 2007 – $26,129

	Putnam RetirementReady 2020 Fund	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2030 Fund

Tax Fees	July 31, 2008 – $15,000	July 31, 2008 – $15,000	July 31, 2008 – $15,000

	July 31, 2007 – $26,129	July 31, 2007 – $26,129	July 31, 2007 – $26,129

	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2045 Fund

Tax Fees	July 31, 2008 – $15,000	July 31, 2008 – $15,000	July 31, 2008 – $15,000

	July 31, 2007 – $26,129	July 31, 2007 – $26,129	July 31, 2007 – $26,129

	Putnam RetirementReady 2050 Fund	Putnam RetirementReady Maturity Fund	Putnam Small Cap Growth Fund

Tax Fees	July 31, 2008 – $15,000	July 31, 2008 – $15,000	June 30, 2009 – $400,741

	July 31, 2007 – $26,129	July 31, 2007 – $26,129	June 30, 2008 – $15,000

	Putnam Tax Exempt Money Market Fund	Putnam Tax-Free High Yield Fund	Putnam Voyager Fund

Tax Fees	Sept. 30, 2008 – $15,000	July 31, 2008 – $15,000	July 31, 2008 – $15,000

	Sept. 30, 2007 – $26,129	July 31, 2007 – $26,129	July 31, 2007 – $26,129

Putnam VT American Government
	Income Fund	Putnam VT Capital Opportunities Fund	Putnam VT Diversified Income Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

Putnam VT The George Putnam Fund
	Putnam VT Equity Income Fund	of Boston	Putnam VT Global Asset Allocation Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

	Putnam VT Global Equity Fund	Putnam VT Global Health Care Fund	Putnam VT Global Utilities Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT High Yield Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

Putnam VT International Growth and
	Putnam VT Income Fund	Putnam VT International Equity Fund	Income Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

Putnam VT International New
	Opportunities Fund	Putnam VT Investors Fund	Putnam VT Mid Cap Value Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

	Putnam VT Money Market Fund	Putnam VT New Opportunities Fund	Putnam VT Research Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

	Putnam VT Small Cap Value Fund	Putnam VT Vista Fund	Putnam VT Voyager Fund

Tax Fees	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000	Dec. 31, 2008 – $73,000

	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129	Dec. 31, 2007 – $21,129

Appendix R — Other Similar Funds Advised by Putnam Management

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services and that may have similar investment objectives and policies to your fund.

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Absolute	45,399,046	First $500 million	0.55%	Yes	To earn a positive return that
Return 100 Fund		Next $500 million	0.45%		exceeds the rate of inflation,
		Next $500 million	0.40%		as reflected by Treasury bills,
		Next $5 billion	0.35%		by 1% over a reasonable period
		Next $5 billion	0.325%		of time, regardless of market
		Next $5 billion	0.305%		conditions.
		Next $5 billion	0.29%
		Any excess thereafter	0.28%
		Benchmark: Merrill Lynch US Treasury Bill Index
		(G0BA)
		Hurdle: 1.00%
		Maximum Performance Adjustment Rate:	0.04%
		Minimum Performance Adjustment Rate:	-0.04%

Putnam Absolute	89,117,294	First $500 million	0.65%	Yes	To earn a positive return that
Return 300 Fund		Next $500 million	0.55%		exceeds the rate of inflation,
		Next $500 million	0.50%		as reflected by Treasury bills,
		Next $5 billion	0.45%		by 3% over a reasonable period
		Next $5 billion	0.425%		of time, regardless of market
		Next $5 billion	0.405%		conditions.
		Next $5 billion	0.39%
		Any excess thereafter	0.38%
		Benchmark: Merrill Lynch US Treasury Bill Index
		(G0BA)
		Hurdle: 3.00%
		Maximum Performance Adjustment Rate:	0.12%
		Minimum Performance Adjustment Rate:	-0.12%

Putnam Absolute	99,975,969	First $500 million	0.80%	Yes	To earn a positive return that
Return 500 Fund		Next $500 million	0.70%		exceeds the rate of inflation,
		Next $500 million	0.65%		as reflected by Treasury bills,
		Next $5 billion	0.60%		by 5% over a reasonable period
		Next $5 billion	0.575%		of time, regardless of market
		Next $5 billion	0.555%		conditions.
		Next $5 billion	0.54%
		Any excess thereafter	0.53%
		Benchmark: Merrill Lynch US Treasury Bill Index
		(G0BA)
		Hurdle: 5.00%
		Maximum Performance Adjustment Rate:	0.20%
		Minimum Performance Adjustment Rate:	-0.20%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Absolute	62,614,921	First $500 million	0.95%	Yes	To earn a positive return that
Return 700 Fund		Next $500 million	0.85%		exceeds the rate of inflation,
		Next $500 million	0.80%		as reflected by Treasury bills,
		Next $5 billion	0.75%		by 7% over a reasonable period
		Next $5 billion	0.725%		of time, regardless of market
		Next $5 billion	0.705%		conditions.
		Next $5 billion	0.69%
		Any excess thereafter	0.68%
		Benchmark: Merrill Lynch US Treasury Bill Index
		(G0BA)
		Hurdle: 7.00%
		Maximum Performance Adjustment Rate:	0.28%
		Minimum Performance Adjustment Rate:	-0.28%

Putnam American	693,955,987	First $500 million	0.65%	Yes	High current income with
Government Income		Next $500 million	0.55%		preservation of capital as its
Fund		Next $500 million	0.50%		secondary objective.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam AMT-Free	349,006,631	The lesser of 0.50%, or		Yes	High current income exempt
Municipal Fund		First $500 million	0.60%		from federal income tax.
		Next $500 million	0.50%
		Next $500 million	0.45%
		Next $5 billion	0.40%
		Next $5 billion	0.375%
		Next $5 billion	0.355%
		Next $5 billion	0.34%
		Any excess thereafter	0.33%

Putnam Arizona Tax	69,258,090	The lesser of 0.50%, or		Yes	To provide as high a level
Exempt Income Fund		First $500 million	0.60%		of current income exempt
		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		personal income tax (if any)
		Next $5 billion	0.40%		of the state of Arizona as
		Next $5 billion	0.375%		Putnam Management believes
		Next $5 billion	0.355%		is consistent with preservation
		Next $5 billion	0.34%		of capital.
		Any excess thereafter	0.33%

Putnam Asia Pacific	5,146,126	First $500 million	1.00%	Yes	Long-term capital appreciation.
Equity Fund		Next $500 million	0.90%
		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Next $5 billion	0.73%
		Next $5 billion	0.72%
		Next $5 billion	0.71%
		Next $5 billion	0.70%
		Next $5 billion	0.69%
		Next $8.5 billion	0.68%
		Any excess thereafter	0.67%

Putnam Asset	1,345,015,388	First $500 million	0.70%	Yes	Total return.
Allocation: Balanced		Next $500 million	0.60%
Portfolio		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Asset	920,812,497	First $500 million	0.70%	Yes	Total return consistent with
Allocation:		Next $500 million	0.60%		preservation of capital.
Conservative Portfolio		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

Putnam Asset	38,491,592	First $500 million	0.70%	Yes	Long-term growth.
Allocation: Equity		Next $500 million	0.60%
Portfolio		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Asset	1,578,499,077	First $500 million	0.70%	Yes	Capital appreciation.
Allocation: Growth		Next $500 million	0.60%
Portfolio		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

Putnam California Tax	1,609,129,147	The lesser of 0.50%, or		Yes	To provide as high a level
Exempt Income Fund		First $500 million	0.60%		of current income exempt
		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		California personal income
		Next $5 billion	0.40%		tax as Putnam Management
		Next $5 billion	0.375%		believes is consistent with
		Next $5 billion	0.355%		preservation of capital.
		Next $5 billion	0.34%
		Any excess thereafter	0.33%

Putnam Capital	229,463,072	First $500 million	0.65%	Yes	Long-term growth of capital.
Opportunities Fund		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess over $21.5 billion	0.38%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Capital	21,273,300	First $500 million	0.80%	Yes	Total return.
Spectrum Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Next $5 billion	0.53%
		Next $5 billion	0.52%
		Next $5 billion	0.51%
		Next $5 billion	0.50%
		Next $5 billion	0.49%
		Next $8.5 billion	0.48%
		Any excess thereafter	0.47%
		Benchmark: 50/50 blend (balanced daily)
		of S&P 500 Index and JP Morgan Developed
		High Yield Index
		Maximum Performance Adjustment Rate:	0.32%
		Minimum Performance Adjustment Rate:	-0.32%

Putnam Convertible	557,632,162	First $500 million	0.65%	Yes	Current income and capital
Income-Growth Trust		Next $500 million	0.55%		appreciation. Conservation of
		Next $500 million	0.50%		capital is a secondary objective.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam Diversified	1,774,578,713	First $500 million	0.70%	Yes	To provide as high a level of
Income Trust		Next $500 million	0.60%		current income as Putnam
		Next $500 million	0.55%		Management believes is
		Next $5 billion	0.50%		consistent with preservation
		Next $5 billion	0.475%		of capital.
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Emerging	13,609,482	First $500 million	1.00%	Yes	Long-term capital appreciation.
Markets Equity Fund		Next $500 million	0.90%
		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Next $5 billion	0.73%
		Next $5 billion	0.72%
		Next $5 billion	0.71%
		Next $5 billion	0.70%
		Next $5 billion	0.69%
		Next $8.5 billion	0.68%
		Any excess thereafter	0.67%

Putnam Equity	2,557,674,404	First $500 million	0.65%	Yes	Capital growth and current
Income Fund		Next $500 million	0.55%		income.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Equity	7,650,451	First $500 million	0.80%	Yes	Capital appreciation.
Spectrum Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Next $5 billion	0.53%
		Next $5 billion	0.52%
		Next $5 billion	0.51%
		Next $5 billion	0.50%
		Next $5 billion	0.49%
		Next $8.5 billion	0.48%
		Any excess thereafter	0.47%
		Benchmark: S&P 500 Index
		Maximum Performance Adjustment Rate:	0.40%
		Minimum Performance Adjustment Rate:	-0.40%

Putnam Europe	194,987,288	First $500 million	0.80%	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam Floating Rate	319,689,246	First $500 million	0.65%	Yes	High current income.
Income Fund		Next $500 million	0.55%		Preservation of capital is a
		Next $500 million	0.50%		secondary goal.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess thereafter	0.32%

The Putnam Fund for	4,738,583,964	First $500 million	0.65%	Yes	Capital growth and current
Growth and Income		Next $500 million	0.55%		income.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess over $55 billion	0.32%

The George Putnam	1,423,537,840	First $500 million	0.65%	Yes	To provide a balanced
Fund of Boston		Next $500 million	0.55%		investment composed of a
		Next $500 million	0.50%		well-diversified portfolio
		Next $5 billion	0.45%		of stocks and bonds which
		Next $5 billion	0.425%		produce both capital growth
		Next $5 billion	0.405%		and current income.
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Global	3,655,680	First $500 million	0.70%	Yes	Capital appreciation.
Consumer Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	5,195,173	First $500 million	0.70%	Yes	Capital appreciation.
Energy Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	861,910,917	First $500 million	0.80%	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Next $5 billion	0.53%
		Next $5 billion	0.52%
		Next $5 billion	0.51%
		Next $5 billion	0.50%
		Next $5 billion	0.49%
		Next $8.5 billion	0.48%
		Any excess over $55 billion	0.47%

Putnam Global	6,258,910	First $500 million	0.70%	Yes	Capital appreciation.
Financials Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global Health	1,145,221,125	First $500 million	0.70%	Yes	Capital appreciation.
Care Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%.

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Global	124,792,744	First $500 million	0.70%	Yes	High current income by
Income Trust		Next $500 million	0.60%		investing principally in debt
		Next $500 million	0.55%		securities of sovereign and
		Next $5 billion	0.50%		private issuers worldwide,
		Next $5 billion	0.475%		including supranational issuers.
		Next $5 billion	0.455%		Preservation of capital and
		Next $5 billion	0.44%		long-term total return are
		Any excess thereafter	0.43%		secondary objectives, but only
					to the extent consistent with
					the objective of seeking high
					current income.

Putnam Global	3,354,448	First $500 million	0.70%	Yes	Capital appreciation.
Industrials Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global Natural	362,810,929	First $500 million	0.70%	Yes	Capital appreciation.
Resources Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Global	4,952,166	First $500 million	0.70%	Yes	Capital appreciation.
Technology Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam Global	2,976,721	First $500 million	0.70%	Yes	Capital appreciation.
Telecommunications		Next $500 million	0.60%
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Global Utilities	317,162,123	First $500 million	0.70%	Yes	Capital growth and current
Fund		Next $500 million	0.60%		income.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Growth	292,614,284	First $500 million	0.70%	Yes	Capital appreciation.
Opportunities Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam High Income	111,750,042	First $500 million	0.70%	Yes	To provide high current
Securities Fund		Next $500 million	0.60%		income as a primary objective
		Next $500 million	0.55%		and capital appreciation as a
		Next $5 billion	0.50%		secondary objective.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam High Yield	634,071,787	First $500 million	0.70%	Yes	High current income. Capital
Advantage Fund		Next $500 million	0.60%		growth is a secondary goal
		Next $500 million	0.55%		when consistent with achieving
		Next $5 billion	0.50%		high current income.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam High Yield	1,168,635,799	First $500 million	0.70%	Yes	High current income. Capital
Trust		Next $500 million	0.60%		growth is a secondary goal
		Next $500 million	0.55%		when consistent with achieving
		Next $5 billion	0.50%		high current income.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Income Fund	957,062,896	First $500 million	0.65%	Yes	High current income consistent
		Next $500 million	0.55%		with what Putnam Management
		Next $500 million	0.50%		believes to be prudent risk.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Income	37,552,989	First $500 million	0.65%	Yes	Current income consistent with
Strategies Fund		Next $500 million	0.55%		what Putnam management
		Next $500 million	0.50%		believes to be prudent risk. Its
		Next $5 billion	0.45%		secondary objective is capital
		Next $5 billion	0.425%		appreciation.
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess thereafter	0.32%

Putnam International	1,022,428,205	First $500 million	1.00%	Yes	Long-term capital appreciation.
Capital Opportunities		Next $500 million	0.90%
Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam International	1,788,163,176	First $500 million	0.80%	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess over $21.5 billion	0.53%

Putnam International	352,281,035	First $500 million	0.80%	Yes	Capital growth. Current income
Growth and Income		Next $500 million	0.70%		is a secondary objective.
Fund		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess over $21.5 billion	0.53%

Putnam International	382,498,348	First $500 million	1.00%	Yes	Long-term capital appreciation.
New Opportunities		Next $500 million	0.90%
Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam Investors Fund	1,432,533,133	First $500 million	0.65%	Yes	Long-term growth of capital
		Next $500 million	0.55%		and any increased income that
		Next $500 million	0.50%		results from this growth.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess over $21.5 billion	0.38%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Managed	491,185,587	The lesser of 0.55%, or		Yes	To provide high current income
Municipal Income Trust		First $500 million	0.65%		free from federal income tax.
		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam Massachusetts	270,771,414	The lesser of 0.50%, or		Yes	To provide as high a level
Tax Exempt Income		First $500 million	0.60%		of current income exempt
Fund		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		personal income tax (if any)
		Next $5 billion	0.40%		of the Commonwealth of
					Massachusetts as Putnam
		Next $5 billion	0.375%		Management believes is
		Next $5 billion	0.355%		consistent with preservation of
		Next $5 billion	0.34%		capital.
		Any excess over $21.5 billion	0.33%

Putnam Master	335,104,367	First $500 million	0.75%	Yes	With equal emphasis, to provide
Intermediate Income		Next $500 million	0.65%		high current income and relative
Trust		Next $500 million	0.60%		stability of net asset value.
		Next $5 billion	0.55%
		Next $5 billion	0.525%
		Next $5 billion	0.505%
		Next $5 billion	0.49%
		Next $5 billion	0.48%
		Next $5 billion	0.47%
		Next $5 billion	0.46%
		Next $5 billion	0.45%
		Next $5 billion	0.44%
		Next $8.5 billion	0.43%
		Any excess thereafter	0.42%

Putnam Michigan Tax	84,315,808	The lesser of 0.50%, or		Yes	To provide as high a level
Exempt Income Fund		First $500 million	0.60%		of current income exempt
		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		personal income tax (if any)
		Next $5 billion	0.40%		of the state of Michigan as
					Putnam Management believes
		Next $5 billion	0.375%		is consistent with preservation
		Next $5 billion	0.355%		of capital.
		Next $5 billion	0.34%
		Any excess over $21.5 billion	0.33%

Putnam Mid Cap Value	498,483,964	First $500 million	0.70%	Yes	Capital appreciation and, as a
Fund		Next $500 million	0.60%		secondary objective, current
		Next $500 million	0.55%		income.
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Minnesota Tax	88,402,430	The lesser of 0.50%, or		Yes	To provide as high a level
Exempt Income Fund		First $500 million	0.60%		of current income exempt
		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		personal income tax (if any)
		Next $5 billion	0.40%		of the state of Minnesota as
					Putnam Management believes
		Next $5 billion	0.375%		is consistent with preservation
		Next $5 billion	0.355%		of capital.
		Next $5 billion	0.34%
		Any excess over $21.5 billion	0.33%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Money	2,898,573,765	First $100 million	0.50%	Yes	As high a rate of current income
Market Fund		Next $100 million	0.40%		as Putnam Management
		Next $300 million	0.35%		believes is consistent with
		Next $500 million	0.325%		preservation of capital and
		Next $500 million	0.30%		maintenance of liquidity.
		Next $2.5 billion	0.275%
		Next $2.5 billion	0.25%
		Next $5 billion	0.225%
		Next $5 billion	0.205%
		Next $5 billion	0.19%
		Any excess thereafter	0.18%

Putnam Money Market	2,439,099,233		0.25%	Yes	As high a rate of current income
Liquidity Fund					as Putnam Management
					believes is consistent with
					preservation of capital,
					maintenance of liquidity and
					stability of principal.

Putnam Municipal	638,504,814	The lesser of 0.55%, or		Yes	The fund seeks to provide as
Opportunities Trust		First $500 million	0.65%		high a level of current income
		Next $500 million	0.55%		exempt from federal income
		Next $500 million	0.50%		tax as Putnam Management
		Next $5 billion	0.45%		believes is consistent with
		Next $5 billion	0.425%		preservation of capital.
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam New Jersey Tax	211,818,789	The lesser of 0.50%, or		Yes	To provide as high a level
Exempt Income Fund		First $500 million	0.60%		of current income exempt
		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		personal income tax (if any)
		Next $5 billion	0.40%		of the state of New Jersey as
					Putnam Management believes
		Next $5 billion	0.375%		is consistent with preservation
		Next $5 billion	0.355%		of capital.
		Next $5 billion	0.34%
		Any excess over $21.5 billion	0.33%

Putnam New	2,357,287,064	First $500 million	0.70%	Yes	Long-term capital appreciation.
Opportunities Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess over $55 billion	0.37%

Putnam New York Tax	1,060,256,684	The lesser of 0.50%, or		Yes	To provide as high a level
Exempt Income Fund		First $500 million	0.60%		of current income exempt
		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		personal income tax (if any)
		Next $5 billion	0.40%		of the state of New York as
					Putnam Management believes
		Next $5 billion	0.375%		is consistent with preservation
		Next $5 billion	0.355%		of capital.
		Next $5 billion	0.34%
		Any excess over $21.5 billion	0.33%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Ohio Tax	149,562,033	The lesser of 0.50%, or		Yes	To provide as high a level of
Exempt Income Fund		First $500 million	0.60%		current income exempt from
		Next $500 million	0.50%		federal income tax and personal
		Next $500 million	0.45%		income tax (if any) of the state
		Next $5 billion	0.40%		of Ohio as Putnam Management
					believes is consistent with
		Next $5 billion	0.375%		preservation of capital.
		Next $5 billion	0.355%
		Next $5 billion	0.34%
		Any excess over $21.5 billion	0.33%

Putnam Pennsylvania	171,593,303	The lesser of 0.50%, or		Yes	To provide as high a level
Tax Exempt Income		First $500 million	0.60%		of current income exempt
Fund		Next $500 million	0.50%		from federal income tax and
		Next $500 million	0.45%		personal income tax (if any)
		Next $5 billion	0.40%		of the state of Pennsylvania as
					Putnam Management believes
		Next $5 billion	0.375%		is consistent with preservation
		Next $5 billion	0.355%		of capital.
		Next $5 billion	0.34%
		Any excess over $21.5 billion	0.33%

Putnam Premier	747,096,905	First $500 million	0.75%	Yes	To provide high current income.
Income Trust		Next $500 million	0.65%
		Next $500 million	0.60%
		Next $5 billion	0.55%
		Next $5 billion	0.525%
		Next $5 billion	0.505%
		Next $5 billion	0.49%
		Next $5 billion	0.48%
		Next $5 billion	0.47%
		Next $5 billion	0.46%
		Next $5 billion	0.45%
		Next $5 billion	0.44%
		Next $8.5 billion	0.43%
		Any excess thereafter	0.42%

Putnam Research Fund	214,086,489	First $500 million	0.65%	Yes	Capital appreciation.
		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam	21,405,327	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2010 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	52,117,244	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2015 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	43,527,529	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2020 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	43,263,091	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2025 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

* Effective August 1, 2009, these funds no longer pay management fees pursuant to an amended and restated management contract.

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam	36,689,269	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2030 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	28,978,834	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2035 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	19,987,367	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2040 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	13,771,032	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2045 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	6,981,450	0.05%		Yes	Capital appreciation and current
RetirementReady					income consistent with a
2050 Fund*					decreasing emphasis on capital
					appreciation and an increasing
					emphasis on current income as
					it approaches its target date.

Putnam	13,759,043	0.05%		Yes	As high a rate of current income
RetirementReady					as Putnam Management
Maturity Fund*					believes is consistent with
					preservation of capital.

Putnam Small Cap	133,066,612	First $500 million	1.00%	Yes	Capital appreciation.
Growth Fund		Next $500 million	0.90%
		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam Small Cap	171,802,667	First $500 million	0.80%	Yes	Capital appreciation.
Value Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam Tax Exempt	1,111,795,828	The lesser of 0.50%, or		Yes	As high a level of current
Income Fund		First $500 million	0.60%		income exempt from federal
		Next $500 million	0.50%		income tax as Putnam
		Next $500 million	0.45%		Management believes to be
		Next $5 billion	0.40%		consistent with preservation of
		Next $5 billion	0.375%		capital.
		Next $5 billion	0.355%
		Next $5 billion	0.34%
		Any excess over $21.5 billion	0.33%

* Effective August 1, 2009, these funds no longer pay management fees pursuant to an amended and restated management contract.

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam Tax Exempt	69,187,935	First $500 million	0.45%	Yes	As high a level of current
Money Market Fund		Next $500 million	0.35%		income exempt from federal
		Next $500 million	0.30%		income tax as Putnam
		Next $5 billion	0.25%		Management believes to be
		Next $5 billion	0.225%		consistent with preservation of
					capital, maintenance of liquidity
		Next $5 billion	0.205%		and stability of principal.
		Next $5 billion	0.19%
		Any excess thereafter	0.18%

Putnam Tax-Free High	863,838,724	The lesser of 0.50%, or		Yes	High current income exempt
Yield Fund		First $500 million	0.60%		from federal income tax.
		Next $500 million	0.50%
		Next $500 million	0.45%
		Next $5 billion	0.40%
		Next $5 billion	0.375%
		Next $5 billion	0.355%
		Next $5 billion	0.34%
		Any excess thereafter	0.33%

Putnam U.S.	1,238,499,306	First $500 million	0.57%	Yes	As high a level of current
Government Income		Next $500 million	0.475%		income as Putnam Management
Trust		Next $500 million	0.4275%		believes is consistent with
		Any excess over $1.5 billion	0.38%		preservation of capital.

Putnam Vista Fund	922,889,772	First $500 million	0.65%	Yes	Capital appreciation.
		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess over $21.5 billion	0.38%

Putnam Voyager Fund	2,853,168,159	First $500 million	0.70%	Yes	Capital appreciation.
		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess over $55 billion	0.37%

Putnam VT American	151,768,814	First $500 million	0.65%	Yes	High current income with
Government Income		Next $500 million	0.55%		preservation of capital as a
Fund		Next $500 million	0.50%		secondary objective.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Any excess thereafter	0.34%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam VT Capital	20,881,561	First $500 million	0.65%	Yes	Long-term growth of capital.
Opportunities Fund		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Diversified	394,540,191	First $500 million	0.70%	Yes	As high a level of current
Income Fund		Next $500 million	0.60%		income as Putnam Management
		Next $500 million	0.55%		believes is consistent with
		Next $5 billion	0.50%		preservation of capital.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Equity	359,696,288	First $500 million	0.65%	Yes	Capital growth and current
Income Fund		Next $500 million	0.55%		income.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT The	208,322,777	First $500 million	0.65%	Yes	To provide a balanced
George Putnam Fund		Next $500 million	0.55%		investment composed of a well
of Boston		Next $500 million	0.50%		diversified portfolio of stocks
		Next $5 billion	0.45%		and bonds which produce both
		Next $5 billion	0.425%		capital growth and current
		Next $5 billion	0.405%		income.
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Global	201,896,046	First $500 million	0.70%	Yes	A high level of long-term
Asset Allocation Fund		Next $500 million	0.60%		total return consistent with
		Next $500 million	0.55%		preservation of capital.
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Global	224,213,688	First $500 million	0.80%	Yes	Capital appreciation.
Equity Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT Global	127,814,985	First $500 million	0.70%	Yes	Capital appreciation.
Health Care Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam VT Global	173,031,611	First $500 million	0.70%	Yes	Capital growth and current
Utilities Fund		Next $500 million	0.60%		income.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Growth	1,297,384,949	First $500 million	0.65%	Yes	Capital growth and current
and Income Fund		Next $500 million	0.55%		income.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Growth	23,646,157	First $500 million	0.70%	Yes	Capital appreciation.
Opportunities Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Any excess thereafter	0.42%

Putnam VT High	373,059,178	First $500 million	0.70%	Yes	High current income. Capital
Yield Fund		Next $500 million	0.60%		growth is a secondary goal
		Next $500 million	0.55%		when consistent with achieving
		Next $5 billion	0.50%		high current income.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Income	419,704,417	First $500 million	0.65%	Yes	High current income consistent
Fund		Next $500 million	0.55%		with what Putnam Management
		Next $500 million	0.50%		believes to be prudent risk.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT	544,173,598	First $500 million	0.80%	Yes	Capital appreciation.
International Equity		Next $500 million	0.70%
Fund		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT	161,602,131	First $500 million	0.80%	Yes	Capital growth. Current income
International Growth		Next $500 million	0.70%		is a secondary objective.
and Income Fund		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam VT	71,925,489	First $500 million	1.00%	Yes	Long-term capital appreciation.
International New		Next $500 million	0.90%
Opportunities Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam VT Investors	248,880,420	First $500 million	0.65%	Yes	Long-term growth of capital
Fund		Next $500 million	0.55%		and any increased income that
		Next $500 million	0.50%		results from this growth.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Mid Cap	32,999,590	First $500 million	0.70%	Yes	Capital appreciation and, as a
Value Fund		Next $500 million	0.60%		secondary objective, current
		Next $500 million	0.55%		income.
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Money	404,476,263	First $500 million	0.45%	Yes	As high a rate of current income
Market Fund		Next $500 million	0.35%		as Putnam Management
		Next $500 million	0.30%		believes is consistent with
		Next $5 billion	0.25%		preservation of capital and
		Next $5 billion	0.225%		maintenance of liquidity,
		Next $5 billion	0.205%
		Next $5 billion and	0.19%
		Any excess thereafter	0.18%

Putnam VT New	515,123,447	First $500 million	0.70%	Yes	Long-term capital appreciation.
Opportunities Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT	63,206,346	First $500 million	0.65%	Yes	Capital appreciation.
Research Fund		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Small Cap	225,069,717	First $500 million	0.80%	Yes	Capital appreciation.
Value Fund		Next $500 million	0.70%
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any
Fund	June 30, 2009 ($)	Current Management Fee Schedule		applicable contract?	Current Investment Objective

Putnam VT Vista Fund	166,258,852	First $500 million	0.65%	Yes	Capital appreciation.
		Next $500 million	0.55%
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT	852,750,034	First $500 million	0.70%	Yes	Capital appreciation.
Voyager Fund		Next $500 million	0.60%
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services as a sub-adviser.

				Has compensation
				been waived, reduced
				or otherwise agreed to
	Net Assets as of			be reduced under any	Current Investment
Fund	June 30, 2009 ($)	Fee Schedule		applicable contract?	Objective	Fiscal Year

Valic Company I:	212,897,488	0.44% of average daily net assets*		No	Capital appreciation.	5/31/08
Global Equity Fund

Valic Company I:	73,822,112	0.59% of average daily net assets*		No	To produce growth of	5/31/08
Small Cap Special Values Fund^					capital by investing
					primarily in common
					stocks.

Seasons Series Trust – Asset	200,879,804	0.40% of average daily net assets*		Yes	Capital appreciation.	3/31/08
Allocation: Diversified Growth
Portfolio

SunAmerica Series Trust	232,332,264	First $100 million	0.85%	No	Long-term capital	1/31/09
Emerging Markets Portfolio		Next $100 million	0.80%		appreciation.
		Over $200 million	0.75%

SunAmerica Series Trust:	348,290,019	First $150 million	0.65%	Yes	Growth of capital and	1/31/09
International Growth & Income		Next $150 million	0.55%		secondarily, current
Portfolio		Over $300 million	0.45%		income.

Nationwide Variable Insurance	63,581,438	— **		No	Long term growth	12/31/08
Trust – NVIT Multi-Manager					of capital.
Small Company Fund^^

^ Putnam Management currently sub-advises approximately 50% of the fund’s assets, with the remainder being advised by another investment adviser. The net assets provided here represent only those assets of the fund sub-advised by Putnam Management. The fee rate is a blended fee charged by all the sub-advisers.

^^Putnam Management is one of seven sub-advisers on this fund. The net assets provided here represent only those assets of the fund sub-advised by Putnam Management.

* The effective annual management fee rate is provided for these funds as the management fee schedule is not publicly disclosed.

** The sub-advisory fee rate is not publicly disclosed for this fund. The aggregate fees paid to all sub-advisers for the fiscal year ended 12/31/08 were $3,526,365, a portion of which was paid to Putnam Management.

Appendix S — Payments to Putnam Management and its Affiliates

The following fees were paid by the funds to Putnam Management and its affiliates during each fund’s most recent fiscal year (ended between July 31, 2008 and June 30, 2009) (other than under a management contract). These services will continue to be provided regardless of whether the proposed management contract is approved.

	Fees paid to Putnam Investor	Fees paid to
	Services, Inc. (and/or to	Putnam Fiduciary	Fees paid to Putnam Retail
	Putnam Fiduciary Trust	Trust Company	Management Limited
	Company) for serving as	for custody	Partnership pursuant to
Fund	investor servicing agent ($) *	expenses ($)	distribution plans ($)	Fiscal Year End

Putnam Absolute Return 100 Fund †	8,568	—	16,072	October 31, 2009

Putnam Absolute Return 300 Fund †	15,825	—	35,146	October 31, 2009

Putnam Absolute Return 500 Fund †	43,454	—	40,459	October 31, 2009

Putnam Absolute Return 700 Fund †	30,832	—	24,893	October 31, 2009

Putnam American Government Income Fund	1,276,862	5,727	1,937,582	September 30, 2008

Putnam AMT-Free Municipal Fund	180,821	3,020	892,443	July 31, 2008

Putnam Arizona Tax Exempt Income Fund	42,005	—	194,976	May 31, 2009

Putnam Asia Pacific Equity Fund	—	—	—	April 30, 2010

Putnam Asset Allocation: Balanced Portfolio	4,191,909	20,234	8,030,135	September 30, 2008

Putnam Asset Allocation: Conservative Portfolio	2,198,843	12,382	2,519,309	September 30, 2008

Putnam Asset Allocation: Equity Portfolio	30,725	—	—	May 31, 2009

Putnam Asset Allocation: Growth Portfolio	6,335,059	50,218	10,366,246	September 30, 2008

Putnam California Tax Exempt Income Fund	747,727	14,482	4,598,981	September 30, 2008

Putnam Capital Opportunities Fund	1,984,818	—	1,267,109	April 30, 2009

Putnam Capital Spectrum Fund	—	—	—	April 30, 2010

Putnam Convertible Income-Growth Trust	1,078,779	3,160	2,350,971	October 31, 2008

Putnam Diversified Income Trust	3,830,065	21,305	9,426,878	September 30, 2008

Putnam Emerging Markets Equity Fund †	1,613	—	3,838	August 31, 2009

Putnam Equity Income Fund	7,927,097	10,045	10,240,899	November 30, 2008

Putnam Equity Spectrum Fund	—	—	—	April 30, 2010

Putnam Europe Equity Fund	921,175	—	720,703	June 30, 2009

Putnam Floating Rate Income Fund	478,650	—	1,303,765	February 28, 2009

The Putnam Fund for Growth and Income	23,692,008	45,938	26,291,920	October 31, 2008

The George Putnam Fund of Boston	7,954,095	40,791	11,968,159	July 31, 2008

Putnam Global Consumer Fund †	2,548	—	1,452	August 31, 2009

Putnam Global Energy Fund †	2,669	—	1,572	August 31, 2009

Putnam Global Equity Fund	5,317,391	11,528	5,713,682	October 31, 2008

Putnam Global Financials Fund †	2,470	—	1,335	August 31, 2009

Putnam Global Health Care Fund	5,696,910	12,112	5,973,150	August 31, 2008

Putnam Global Income Trust	335,921	6,552	530,797	October 31, 2008

Putnam Global Industrials Fund †	2,563	—	1,434	August 31, 2009

Putnam Global Natural Resources Fund	1,670,189	6,049	2,905,096	August 31, 2008

Putnam Global Technology Fund †	2,596	—	1,505	August 31, 2009

Putnam Global Telecommunications Fund †	2,534	—	1,430	August 31, 2009

Putnam Global Utilities Fund	1,153,160	2,716	1,822,795	October 31, 2008

Putnam Growth Opportunities Fund	2,008,857	5,745	2,327,243	July 31, 2008

Putnam High Yield Advantage Fund	803,023	2,596	2,221,540	November 30, 2008

Putnam High Yield Trust	3,644,786	15,136	5,695,719	August 31, 2008

Putnam Income Fund	5,439,448	12,312	4,043,555	October 31, 2008

Putnam Income Strategies Fund	102,425	—	75,641	February 28, 2009

Putnam International Capital Opportunities Fund	5,547,073	27,449	7,992,825	August 31, 2008

Putnam International Equity Fund	10,289,045	—	8,214,577	June 30, 2009

Putnam International Growth and Income Fund	1,878,630	—	1,681,375	June 30, 2009

Putnam International New Opportunities Fund	2,747,737	13,557	2,592,610	September 30, 2008

Putnam Investors Fund	11,566,623	34,108	9,319,908	July 31, 2008

Putnam Massachusetts Tax Exempt Income Fund	153,502	—	798,875	May 31, 2009

Putnam Michigan Tax Exempt Income Fund	62,776	—	246,090	May 31, 2009

S-1

	Fees paid to Putnam Investor	Fees paid to
	Services, Inc. (and/or to	Putnam Fiduciary	Fees paid to Putnam Retail
	Putnam Fiduciary Trust	Trust Company	Management Limited
	Company) for serving as	for custody	Partnership pursuant to
Fund	investor servicing agent ($) *	expenses ($)	distribution plans ($)	Fiscal Year End

Putnam Mid Cap Value Fund	2,344,311	—	1,999,985	April 30, 2009

Putnam Minnesota Tax Exempt Income Fund	69,545	—	265,924	May 31, 2009

Putnam Money Market Fund	7,972,332	21,924	823,226	September 30, 2008

Putnam New Jersey Tax Exempt Income Fund	122,067	—	652,245	May 31, 2009

Putnam New Opportunities Fund	10,069,468	—	7,043,070	June 30, 2009

Putnam New York Tax Exempt Income Fund	641,744	3,336	2,794,953	November 30, 2008

Putnam Ohio Tax Exempt Income Fund	97,892	—	406,337	May 31, 2009

Putnam Pennsylvania Tax Exempt Income Fund	108,854	—	483,972	May 31, 2009

Putnam Research Fund	2,224,115	7,830	2,267,365	July 31, 2008

Putnam Small Cap Growth Fund	789,456	—	624,160	June 30, 2009

Putnam Small Cap Value Fund	1,113,619	—	891,597	February 28, 2009

Putnam Tax Exempt Income Fund	838,686	7,317	3,035,353	September 30, 2008

Putnam Tax Exempt Money Market Fund	74,906	1,204	—	September 30, 2008

Putnam Tax-Free High Yield Fund	872,829	12,461	3,433,079	July 31, 2008

Putnam U.S. Government Income Trust	2,187,056	18,474	4,221,785	September 30, 2008

Putnam Vista Fund	5,714,701	22,558	5,766,580	July 31, 2008

Putnam Voyager Fund	22,171,336	60,833	16,260,442	July 31, 2008

Putnam VT American Government Income Fund	46,457	—	158,892	December 31, 2008

Putnam VT Capital Opportunities Fund	8,866	—	38,540	December 31, 2008

Putnam VT Diversified Income Fund	123,344	—	522,128	December 31, 2008

Putnam VT Equity Income Fund	59,884	—	232,463	December 31, 2008

Putnam VT The George Putnam Fund of Boston	111,864	—	477,424	December 31, 2008

Putnam VT Global Asset Allocation Fund	88,600	—	202,804	December 31, 2008

Putnam VT Global Equity Fund	117,805	—	125,831	December 31, 2008

Putnam VT Global Health Care Fund	50,404	—	249,427	December 31, 2008

Putnam VT Global Utilities Fund	89,965	—	118,016	December 31, 2008

Putnam VT Growth and Income Fund	653,985	—	1,050,080	December 31, 2008

Putnam VT Growth Opportunities Fund	9,857	—	47,315	December 31, 2008

Putnam VT High Yield Fund	129,590	—	311,855	December 31, 2008

Putnam VT Income Fund	168,214	—	595,172	December 31, 2008

Putnam VT International Equity Fund	271,855	—	1,551,772	December 31, 2008

Putnam VT International Growth and	92,125	—	233,086	December 31, 2008
Income Fund

Putnam VT International New Opportunities Fund	60,736	—	294,220	December 31, 2008

Putnam VT Investors Fund	102,466	—	526,428	December 31, 2008

Putnam VT Mid Cap Value Fund	16,763	—	46,793	December 31, 2008

Putnam VT Money Market Fund	143,196	—	569,542	December 31, 2008

Putnam VT New Opportunities Fund	235,900	—	226,522	December 31, 2008

Putnam VT Research Fund	30,418	—	152,625	December 31, 2008

Putnam VT Small Cap Value Fund	108,508	—	638,383	December 31, 2008

Putnam VT Vista Fund	72,372	—	344,406	December 31, 2008

Putnam VT Voyager Fund	333,859	—	627,641	December 31, 2008

* Prior to December 31, 2008, these investor servicing services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company, which is an affiliate of Putnam Management.

† Since these funds have not yet completed their first full fiscal year of operation, these amounts represent fees paid for a partial fiscal year.

√ Figures are not publicly available as these funds have not yet completed an annual or semiannual reporting period.

S-2

Appendix T — 5% Beneficial Ownership

As of June 30, 2009, to the knowledge of the Putnam funds, no person owned beneficially or of record 5% or more of any class of shares of any Putnam fund, except as shown in the tables below.

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Absolute Return 100 Fund

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	217,533	7.69%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	703,986	24.89%

Putnam LLC
One Post Office Square
Boston, MA 02109	495,099	17.50%

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	7,182	6.45%

Oppenheimer & Co Inc CUST
FBO Mr William Taylor
15 Lambert St
Roxbury, MA 02119-3506	7,878	7.07%

Putnam Fiduciary Trust CO TTEE
FBO Nickol K Layman
15583 Wildwood Cir SE
Prior Lake, MN 55372-2040	5,869	5.27%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	144,565	21.12%

Class M

American Enterprise Investment Svcs
PO Box 9446
Minneapolis, MN 55474-0001	7,324	39.16%

NFS LLC
FBO Bill Kovach
5504 Park St
Chevy Chase, MD 20815-7107	2,000	10.69%

NFS LLC
FBO Rebecca S Lime
6640 215th Ave Ne
Wyoming, MN 55092-9418	2,969	15.87%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	979	5.24%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	5.35%

Wells Fargo Investments LLC
A/C 4575-9500
625 Marquette Ave Fl 13
Minneapolis, MN 55402-2323	1,946	10.40%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	92.72%

Class Y

Prudential Investment Management Services
100 Mulberry St
3 Gateway Ctr, Fl 3
Newark, NJ 07102-4061	128,994	16.87%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Absolute Return 300 Fund

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	842,796	15.18%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,033,015	18.61%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	374,595	21.47%

Class M

Putnam Fiduciary Trust Co
TTEE FBO Gloria J Callihan
3469 Elmhurst Cir
Uniontown, OH 44685-8143	8,313	13.98%

Putnam Fiduciary Trust Co
TTEE FBO Walter J Callihan
3469 Elmhurst Cir
Uniontown, OH 44685-8143	6,070	10.21%

Putnam Fiduciary Trust Co
TTEE FBO Nicholas D Verlinger
9872 Country Club Cir
Twinsburg, OH 44087-2945	4,803	8.08%

Class R

First Clearing LLC Elayne Smiler
Fountain Pointe
225 Louis Ct
Philadelphia, PA 19114-3200	2,441	27.08%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	4,985	55.30%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	500	5.55%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	11.09%
Class Y

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	158,383	18.26%

Prudential Investment Management Services
100 Mulberry St
3 Gateway Ctr, Fl 3
Newark, NJ 07102-4000	197,666	22.78%

Putnam Investments Profit Sharing Plan*	82,248	9.48%

Putnam Absolute Return 500 Fund

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	587,060	9.58%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	481,171	7.85%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	327,277	19.10%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Absolute Return 500 Fund cont.

Class M

John G Lockwood TTEE The John G Lockwood Trust
U/A DTD 10/02/1996
1459 Camino Zalce
San Diego, CA 92111-7616	8,908	10.23%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	4,753	5.46%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	667	13.61%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,187	44.61%

Putnam Fiduciary Trust Co
CUST FBO Franklin Public Schools 403(B) Plan
A/C Jane S Hogan
204 Rolling Meadow Dr
Holliston, MA 01746-2631	787	16.05%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	20.40%

Class Y

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	184,463	17.49%

Prudential Investment Management Services
100 Mulberry St
3 Gateway Ctr, Fl 3
Newark, NJ 07102-4000	198,861	18.85%

Putnam Investments Profit Sharing Plan*	210,884	19.99%

Putnam Absolute Return 700 Fund
Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	270,348	6.93%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	560,527	14.37%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	164,011	20.49%

Class M

Elizabeth G Smith
TTEE Clifford D Smith & Elizabeth G Smith Trust
U/A DTD 01/27/1995
4400 Avenue E
White City, OR 97503-1454	4,275	6.46%

First Clearing LLC
A/C 1740-6637
Lisa Tusset
10354 N Territorial Rd
Plymouth, MI 48170-5813	5,422	8.19%

NFS LLC
FBO Carol J Sinkovich
811 Hoffer St
Middletown PA, 17057-2840	5,467	8.26%

Putnam Fiduciary Trust Co
FBO Rosa L Cornelius
1949 Baja Dr
Los Fresnos, TX 78566-4222	5,870	8.87%

Shareholder Name and Address	Holdings	Percentage Owned

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	658	32.35%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	291	14.30%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	49.16%

Class Y

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	128,908	20.27%

Prudential Investment Management Services
100 Mulberry St
3 Gateway Ctr, Fl 3
Newark, NJ 07102-4000	60,639	9.54%

Putnam Investments Profit Sharing Plan*	198,159	31.17%

Putnam American Government Income Fund

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	138,885	6.43%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	272,197	24.69%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	177,547	16.10%

Class M

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	58,298	22.58%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	24,877	9.63%

Harold Azmelian, Philip Arpiarian &
Armen Kalbian
TTEE Holy Cross Church Endowment Trst
U/A DTD 02/02/97
428 Greenmount Ave
Cliffside Pk, NJ 07010-1634	22,881	8.86%

Class R

Frontier Trust Company
PO Box 10758
Fargo, ND 58106-0758	4,845	7.94%

JP Morgan Chase Bank
4 New York Plaza Fl 15
New York NY 10004-2413	27,568	45.17%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,180	6.85%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,747	6.14%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	8,662	14.19%

Class Y

Local Union No. 126 Retirement Plan**	260,405	26.05%

Putnam Investments*	116,558	11.66%

Putnam Investments Profit Sharing Plan*	358,265	35.83%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam AMT-Free Municipal Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,719,495	7.75%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,335,407	6.02%

Class B

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	64,641	5.72%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	70,587	6.24%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	77,022	6.81%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	184,393	15.72%

Class M

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	5,795	6.74%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	9,083	10.56%

First Clearing LLC
E A Griffiths & B J Waters & R D Cooper TTEE
2020 E 9th Ave
Denver, CO 80206-3714	9,866	11.47%

Joan M Novak & Eugene S Novak
2091 E Parkview Cir
Hoffman Est IL 60169-2644	5,368	6.24%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	18,589	21.62%

NFS LLC
FBO Elaine R Ames TOD
P J Dalton TOD
N S Ames TOD
Deborah Naylor TOD
4215 Miriana Way
Sarasota, FL 34233-1466	6,964	8.10%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	7,988	9.29%

Class Y

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	53,269	56.36%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	7,047	7.46%

Wells Fargo Investments LLC
625 Marquette Ave Fl 13
Minneapolis, MN 55402-2323	5,360	5.67%

Wells Fargo Investments LLC
625 Marquette Ave Fl 13
Minneapolis, MN 55402-2323	5,334	5.64%

Wells Fargo Investments LLC
625 Marquette Ave Fl 13
Minneapolis, MN 55402-2323	4,956	5.24%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Arizona Tax Exempt Income Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,282,180	17.29%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	436,565	5.89%

Class B

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	61,910	15.31%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	23,599	5.84%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	27,860	6.89%

Class C

Mesirow Financial Inc
Raymond Kultala
350 North Clark Street
Chicago, IL 60654-4712	17,708	13.83%

Nfs LLC
FBO The Young Family Trust
William Norman Young U/A 05/19/2005
3741 Vega Dr
Lake Havasu City, AZ 86404-1716	28,281	22.08%

Raymond James & Assoc Inc
FBO Lydia H Welborn TTEE
U/A DTD DEC 4 1992
Welborn Family Trust
7911 E Sage Dr
Scottsdale, AZ 85250-7637	6,690	5.22%

UBS Financial Services Inc.
FBO William H Woodin III
1422 Euclid Ave Ste 1010
Cleveland, OH 44115-2001	6,872	5.37%

Wells Fargo Investments LLC
625 Marquette Ave Fl 13
Minneapolis, MN 55402-2323	19,166	14.96%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	16,186	12.22%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	22,506	16.98%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	11,631	8.78%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	37,045	27.96%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	11,008	8.31%

Robert W Baird & Co Inc
777 E Wisconsin Ave
Milwaukee, WI 53202-5300	9,621	7.26%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Arizona Tax Exempt Income Fund cont.

Class Y

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	2,092	19.48%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	7,458	69.43%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,191	11.09%

Putnam Asia Pacific Equity Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	495,000	97.74%

Class B

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	727	17.68%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	726	17.66%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	726	17.66%

Putnam Fiduciary Trust Co
TTEE FBO Larry W Moore
2347 W Farm Road 112
Springfield, MO 65803-7957	744	18.10%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	24.32%

Class C

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	99.74%

Class M

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	100.00%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	100.00%

Class Y

Putnam Investments Profit Sharing Plan*	12,758	92.73%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	7.27%

Putnam Asset Allocation: Balanced Portfolio

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	6,212,807	6.40%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	823,715	7.75%

Shareholder Name and Address	Holdings	Percentage Owned

Class R

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	41,564	6.20%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	71,235	10.63%

Class Y

Arch Coal, Inc. Employee Thrift Plan***	2,015,136	6.52%

Electrical Workers Local Union No. 369
Retirement Plan***	5,606,535	18.14%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	2,620,062	8.48%

IBEW Local 3***	3,339,847	10.81%

Local Union No. 126 Retirement Plan**	2,759,018	8.93%

Putnam Retirement Ready 2015 Fund —
Class A shares****	2,734,391	8.85%

Putnam Retirement Ready 2020 Fund —
Class A shares****	2,759,122	8.93%

Putnam Asset Allocation: Conservative Portfolio

Class A

Putnam Fiduciary Trust Co
1 Investors Way
Norwood, MA 02062-1599	2,143,061	5.00%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	297,306	6.12%

Class M

Patterson & Co
FBO Allegiant For Various Retirement Plans
1525 West Wt Harris Blvd
Charlotte, NC 28288-0001	198,716	14.22%

Class R

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	32,676	13.46%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	14,201	5.85%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	14,125	5.82%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	13,692	5.64%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	12,503	5.15%

Class Y

Building Service Local 32B-J Supplemental
Retirement Savings Plan***	3,410,929	5.35%

Electrical Workers Local Union No. 369
Retirement Plan***	48,419,955	75.96%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Asset Allocation: Equity Portfolio

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	79.85%

Ravi Akhoury
6 Pine Valley Way
Florham Park, NJ 07932-2700	100	7.98%

Robert L Reynolds
153 Garfield Rd
Concord, MA 01742-4905	100	7.98%

Class Y

Retirement Ready 2040 Fund —
Class A shares****	581,665	17.86%

Retirement Ready 2035 Fund —
Class A shares****	460,634	14.15%

Retirement Ready 2045 Fund —
Class A shares****	568,041	17.45%

Retirement Ready 2050 Fund —
Class A shares****	326,892	10.04%

Retirement Ready 2035 Fund —
Class Y shares****	249,905	7.68%

Retirement Ready 2040 Fund —
Class Y shares****	305,163	9.37%

Retirement Ready 2045 Fund —
Class Y shares****	275,150	8.45%

Putnam Asset Allocation: Growth Portfolio

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	7,876,757	7.48%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	1,236,435	9.55%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,377,503	10.64%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	52,685	6.08%

Class Y

Electrical Workers Local Union No. 369
Retirement Plan***	1,961,629	7.32%

IBEW Local 3***	4,960,188	18.52%

Ironworkers St. Louis District Council
Annuity Trust Fund***	1,543,276	5.76%

Local Union No. 126 Retirement Plan**	1,766,954	6.60%

Putnam Investments Profit Sharing Plan*	2,357,204	8.80%

Retirement Ready 2030 Fund —
Class A shares ***	2,388,767	8.92%

Retirement Ready 2025 Fund —
Class A shares***	2,331,411	8.70%

Retirement Ready 2035 Fund —
Class A shares***	1,376,133	5.14%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam California Tax Exempt Income Fund

Class A

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	15,886,748	7.52%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	14,487,890	6.86%

Class B

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	397,050	8.83%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	380,117	8.45%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	364,342	7.00%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	318,383	6.11%

Class M

Diana Ajuria TTEE
Edward & Kathleen Bernath
REV TR U/A DTD 05/17/1978
PO Box 1210
Claremont, CA 91711-1210	37,797	7.63%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	27,410	5.54%

NFS LLC
FBO Lynne M Firoved TTEE
Lynne Marie Firoved Family Trust
U/A 12/3/03
753 B Ave
Coronado, CA 92118-2227	31,199	6.30%

Susan Voigt & Richard Rosenberg
TTEES Rosenberg Family Trust
U/A DTD 04/21/1992
2815 W Rainmaker
Prescott, AZ 86305-7915	66,771	13.48%

Class Y

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	166,742	8.97%

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	273,514	14.71%

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	180,613	9.71%

Naidot & Co
FBO A Fulmer 07 Intervivos Tst
C/O Bessemer Trust Co
100 Woodbridge Ctr Dr
Woodbridge, NJ 07095-1162	180,791	9.72%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	284,206	15.29%

Putnam Capital Opportunities Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,407,178	5.77%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Capital Opportunities Fund cont.

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	73,649	5.02%

Class R

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	17,237	6.35%

Class Y

D R Horton Inc. Profit Sharing Plan*	654,005	32.66%

Multi Packaging Solutions
Retirement Plan***	133,211	6.65%

Putnam Investments*	139,543	6.97%

Putnam Investments Profit Sharing Plan*	807,315	40.31%

Wells Fargo – Retirement Plan Services
PO Box 1533
Minneapolis, MN 55480-1533	182,912	9.13%

Putnam Capital Spectrum Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	530,000	75.54%

Class B

First Clearing LLC
Joe H Hope Jr
289 Locust Grove Rd
Weaverville, NC 28787-8523	1,585	10.23%

First Clearing LLC
Mary M Shaw Trust
6 Orchard Pl
Weaverville, NC 28787-9009	1,345	8.69%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	933	6.03%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	2,004	12.94%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,336	8.63%

Primevest Financial Services
400 First Street SO Suite 300
PO Box 283
Saint Cloud, MN 56302-0283	820	5.29%

Class C

First Clearing LLC
Michael J Miller
14212 Redmond Dr
Huntley, IL 60142-6386	1,627	6.94%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,359	5.80%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,337	5.71%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,299	5.54%

Primevest Financial Services
400 First Street SO Suite 300
PO Box 283
Saint Cloud, MN 56302-0283	2,663	11.37%

Shareholder Name and Address	Holdings	Percentage Owned

Class M

Anneliese E Carter
TTEE Anneliese E Carter Trust
U/A DTD 03/28/94
539 Hickory Hollow Dr
Canfield, OH 44406-1052	651	44.87%

Putnam Fiduciary Trust Co TTEE
FBO Angela S Mcilvaine For Rachel E Mcilvaine
307 Sherrie Lane
Northville, MI 48167-2720	76	5.26%

Putnam LLC
One Post Office Square
Boston, MA 02109	667	45.94%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	667	100.00%

Class Y

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	457,400	69.24%

Putnam Investments Profit Sharing Plan*	37,701	5.71%

Putnam Convertible Income-Growth Trust

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,870,703	5.90%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	3,264,936	10.29%

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	161,800	16.53%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,534,739	45.05%

Class M

DCGT As TTEE and/or CUST FBO Principal
Financial Group Qualified Prin Advtg Omnibus
711 High Street
Des Moines, IA 50309-2732	26,847	9.28%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	46,461	16.06%

Class R

Capital Bank & Trust Co
8515 E. Orchard Rd # 2t2
Greenwood Village, CO 80111-5002	27,967	16.01%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	30,852	17.66%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	25,646	14.68%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	19,483	11.15%

Reliance Trust Company Assoc
In Obstetrics & Gynecology
PO Box 48529
Atlanta, GA 30362-1529	18,635	10.67%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Convertible Income-Growth Trust cont.

Class Y

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	189,882	9.09%

Franklin & Marshall College
PO Box 3199
New York, NY 10008-3199	232,413	11.12%

Putnam Investments Profit Sharing Plan*	296,323	14.18%

Putnam Diversified Income Trust

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	8,766,663	5.82%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	10,620,435	7.05%

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	743,684	7.02%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	1,448,503	5.97%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	5,091,185	21.00%

SMBC Friend Securities Co Ltd
7-12 Kabuto-Cho Nihonbashi
Chuo-Ku Tokyo 103
Japan	2,497,580	10.30%

Class M

SMBC Friend Securities Co Ltd
FBO Sumitomo Mitsui Banking Corp
7-12 Kabuto-Cho Nihonbashi
Chuo-Ku Tokyo 103
Japan	47,884,100	79.98%

SMBC Friend Securities Co Ltd
7-12 Kabuto-Cho Nihonbashi
Chuo-Ku Tokyo 103
Japan	10,087,920	16.85%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	20,330	6.33%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	20,034	6.24%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	25,262	7.86%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	19,008	5.92%

Class Y

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	798,710	7.72%

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	1,552,030	14.99%
Putnam Investments Profit Sharing Plan*	2,093,776	20.22%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Emerging Markets Equity Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	495,000	43.12%

Class B

Resources Trust Co
PO Box 5900
Denver, CO 80217-5900	7,510	5.49%

Resources Trust Co
PO Box 5900
Denver, CO 80217-5900	7,003	5.12%

Resources Trust Co
PO Box 5900
Denver, CO 80217-5900	11,867	8.68%

Resources Trust Co
PO Box 5900
Denver, CO 80217-5900	9,337	6.83%

Class C

Ann Dobroth
PO Box 368
Grover Beach, CA 93483-0368	1,126	5.86%

First Clearing LLC
David E Gee & Mary Sue Gee
10 Whispering Pines Way
Queensbury, NY 12804-9037	1,071	5.58%

Luis Chavez & Teresa Chavez
805 Saint Francis Dr
Petaluma, CA 94954-4319	1,340	6.98%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,616	8.42%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,099	5.72%

Putnam Fiduciary Trust Co
TTEE FBO Mark J Ruthenberg
1001 N Stockton Hill Rd Ste A
Kingman, AZ 86401-6277	1,506	7.84%

Putnam Fiduciary Trust Co
TTEE FBO Frank M Tepedino
44 Polo Club Dr
Freehold, NJ 07728-8069	1,043	5.43%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	5.21%

Class M

Ameritrade Inc
PO Box 2226
Omaha, NE 68103-2226	1,488	8.22%

NFS LLC
FBO Nancy Speed
1428 Phillips Lane Ste 102
San Luis Obispo, CA 93401-2564	1,088	6.01%

Putnam Fiduciary Trust Co
TTEE FBO Herman L Zeller
1941 Pamela St
Oxnard, CA 93036-2799	4,094	22.62%

Putnam Fiduciary Trust Co
TTEE FBO Pamela K Shinogle
PO BOX 118
Kaw City, OK 74641-0118	2,467	13.63%

Putnam Fiduciary Trust Co
TTEE FBO Nicholas D Verlinger
9872 Country Club Cir
Twinsburg, OH 44087-2945	1,049	5.80%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Emerging Markets Equity Fund cont.

Class M cont.

Putnam Fiduciary Trust Co
TTEE FBO Harry J Steele Jr
13350 Appaloosa Dr
Lakeside, CA 92040-3401	986	5.45%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	5.53%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	100.00%

Class Y

Putnam Investments Profit Sharing Plan*	122,686	81.06%

Putnam Investments*	17,101	11.30%

Putnam Equity Income Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	24,731,329	14.12%

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,362,788	8.47%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	272,616	5.11%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	511,242	9.59%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	354,695	13.61%

Class R

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	144,516	15.52%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	57,949	6.22%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	48,082	5.16%

Class Y

Ohio Tuition Trust Authority/
College Advantage Program+	7,135,923	31.05%

The Gores Group, LLC 401k Plan***	2,105,101	9.16%

Marsh & McLennan Supplemental
Retirement Plan***	3,436,476	14.95%

IBEW Local 3***	3,592,551	15.63%

Putnam Investments Profit Sharing Plan*	1,169,125	5.09%

Putnam Equity Spectrum Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	263,333	66.44%

Shareholder Name and Address	Holdings	Percentage Owned

Class B

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	2,498	12.99%

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	1,332	6.93%

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	971	5.05%

First Clearing LLC
Karen E Sharp
545 Ardsley Blvd
Garden City, NY 11530-5639	2,230	11.60%

First Clearing LLC
Darrell E Hunter
1544 Windswept Ridge Rd
Marshall, NC 28753-6480	1,261	6.56%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	2,036	10.59%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,350	7.02%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	1,041	5.41%

Putnam Fiduciary Trust Co
TTEE FBO Marie A Krenisky
1852 US Highway 27 S Lot D26
Avon Park, FL 33825-7239	1,333	6.93%

Class C

City National Bank
PO Box 60520
Los Angeles, CA 90060-0520	3,333	29.99%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	1,927	17.33%

Putnam Fiduciary Trust Co
TTEE FBO Fred H Imrie
5812 Mallard Ct
Mentor, OH 44060-1812	667	6.00%

Putnam Fiduciary Trust Co
TTEE FBO Paul R Kemerer
3291 Tamarack Ln
Wooster, OH 44691-8565	667	6.00%

Putnam Investment Holdings,LLC
One Post Office Square
Boston, MA 02109-2106	667	6.00%

Stifel Nicolaus & Co Inc
FBO Joseph Galluzzo
501 N Broadway
Saint Louis, MO 63102-2131	675	6.07%

Wells Fargo Investments LLC
625 Marquette Ave Fl 13
Minneapolis, MN 55402-2323	614	5.53%

Class M

First Clearing LLC
Wayne L Hileman C/F Jake L Hileman UGMA NJ
113 Haines Dr
Moorestown, NJ 08057-2635	650	49.38%

Putnam LLC
One Post Office Square
Boston, MA 02109	667	50.62%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Equity Spectrum Fund cont.

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	667	100.00%

Class Y

Putnam Investments Profit Sharing Plan*	48,482	55.40

Putnam Europe Equity Fund

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	12,751	8.14%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	14,716	9.40%

Class M

Mr Spencer Covey
576 Maple St
San Mateo, CA 94402-2017	12,331	5.01%

SMBC Friend Securities Co LTD
7-12 Kabuto-Cho Nihonbashi
Chuo-Ku Tokyo 103
Japan	64,230	26.09%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,012	15.75%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	922	14.34%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	852	13.26%

Class Y

D R Horton Inc. Profit Sharing Plan***	290,191	49.08%

NFS LLC
FBO FIIOC As Agent For Qualified
Employee Benefit Plans 401k
Finops-Ic Funds
100 Magellan Way # KW1C
Covington, KY 41015-1987	36,203	6.12%

Putnam Investments Profit Sharing Plan*	202,224	34.21%

Putnam Floating Rate Income Fund

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	1,199,376	5.62%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	2,922,302	13.69%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	629,902	8.96%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,458,921	20.75%

Shareholder Name and Address	Holdings	Percentage Owned

Class M

First Clearing LLC
Nelson T Chisholm & Frances G Chisholm
1203 Sandlewood Dr
Hattiesburg, MS 39402-3040	27,158	8.56%

UBS Financial Services Inc.
FBO Loran Baxter & Margaret Baxter
8711 E Pinnacle Peak Rd, PMB 110
Scottsdale, AZ 85255-3517	63,313	19.95%

UBS Financial Services Inc.
FBO Phil Wagler Charitable Foundation
3656 Massillon Rd
Uniontown, OH 44685-7866	42,908	13.52%

UBS Financial Services Inc.
FBO MR Richard L Antoine
PO Box 3321
1000 Harbor Blvd
Weehawken, NJ 07086-8154	34,096	10.74%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,285	12.63%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,217	12.25%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,330	7.35%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,016	5.61%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	981	5.42%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,235	6.82%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	3,763	20.79%

Class Y

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	543,244	5.23%

Wachovia Bank
1525 West Wt Harris Blvd NC 1151
Charlotte, NC 28288-0001	2,752,996	26.51%

Wells Fargo Bank NA
FBO H & C Williams Equity LTD
PO Box 1533
Minneapolis, MN 55480-1533	886,197	8.53%

Wells Fargo Bank NA
FBO Osprey Properties LLP
PO Box 1533
Minneapolis, MN 55480-1533	714,000	6.88%

The Putnam Fund for Growth and Income

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	22,909,309	5.29%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	195,742	5.55%

Shareholder Name and Address	Holdings	Percentage Owned

The Putnam Fund for Growth and Income cont.

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	293,820	7.68%

Class R

Capital Bank & Trust Co
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	100,616	31.76%

Capital Bank & Trust Co
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	32,126	10.14%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	22,984	7.25%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	19,227	6.07%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	23,796	7.51%

Class Y

Electrical Contractors Association and
Local Union 134, IBEW Joint Pension
Trust of Chicago***	10,614,564	53.02%

Fidelity Investments FIIOC Agent
UTC Plans
100 Magellan Way
Covington, KY 41015-1999	2,550,765	12.74%

IBEW Local 134**	2,406,463	12.02%
Putnam Investments Profit Sharing Plan*	1,364,203	6.81%

The George Putnam Fund of Boston

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	10,607,590	9.23%

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	537,425	5.94%

Class M

Carwash & Co
ADP/State St Collective Trust
U/A 5/97 State Street
200 Newport Avenue Ext
Quincy, MA 02171	6,563,312	79.32%

Class R

Frontier Trust Company Skilled Care Pharmacy
PO Box 10758
Fargo, ND 58106-0758	32,131	21.94%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	11,163	7.62%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	10,305	7.04%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	7,855	5.36%

Shareholder Name and Address	Holdings	Percentage Owned

Class Y

Chicago Regional Council of Carpenters
Annuity Plan***	3,096,811	24.42%

D R Horton Inc. Profit Sharing Plan***	990,444	7.81%

Electrical Contractors Association and
Local Union 134, IBEW Joint Pension
Trust of Chicago***	1,651,466	13.02%

The Gores Group, LLC 401k Plan***	764,933	6.03%

IBEW Local 3***	2,859,956	22.56%

Putnam Investments Profit Sharing Plan*	948,566	7.48%

Securitas Security Services***	853,630	6.73%

Putnam Global Consumer Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	295,294	93.90%

Class B

Danielle Biggin & Michael Biggin
429 Philadelphia Ave
Massapequa Park, NY 11762-1328	374	12.55%

Douglas M Skupiewski
332 Farmingdale Cir
Vernon Hills, IL 60061-1910	546	18.33%

Putnam Fiduciary Trust Co
TTEE FBO Fairmount Pharmacy Inc
A/C Robert Woltjen
1 Coles Ct
Moorestown, NJ 08057-1445	928	31.19%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	33.63%

Class C

Douglas M Skupiewski
332 Farmingdale Cir

Vernon Hills, IL 60061-1910	718	20.83%
Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	290	8.40%

Putnam Fiduciary Trust Co
TTEE FBO Dr David Rhoads Optometrist
401(K) Plan
2445 Amy Lane
Aurora, IL 60506-4201	643	18.67%

Putnam Fiduciary Trust Co
TTEE FBO Brittany Marmitt
28W516 Rogers Ave
Warrenville, IL 60555-3427	422	12.26%

Putnam Fiduciary Trust Co
TTEE FBO Infinity Wealth Management LLC
A/C Irene J Doran
45 Morgan Dr
Sussex, NJ 07461-2703	216	6.28%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	29.04%

Class M

Putnam Fiduciary Trust Co
TTEE FBO Robert F Klingensmith
3370 Bristol Lane
Cuyahoga Falls, OH 44223-3348	1,059	51.42%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	48.58%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Consumer Fund cont.

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	100.00%

Class Y

NFS LLC FBO
Willi Voelker
Veronika Voelker
3145 Via Del Monte Libano
Vista, CA 92084-6558	4,558	37.83%

NFS LLC FBO
Richard Edward Doucet
12474 Oakfort Ct
San Diego, CA 92131-2231	942	7.81%

Putnam Investments Profit Sharing Plan*	2,623	21.77%
Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	8.31%

Putnam Global Energy Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	295,088	69.42%

Class B

Collie Jo Addison
TOD Myra M Addison
4530 Bela Way
Carmichael, CA 95608-1215	2,544	12.99%

John M Lepi & Brenda S Lepi Ttees
John M Lepi MD PSP
5900 Lattimer Dr
Nashport, OH 43830-9428	1,763	9.00%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	1,655	8.45%

Putnam Fiduciary Trust Co
CUST FBO Hershey Montessori School 403(B) Plan
A/C Alyssa J Conklin
16535 Rock Creek Rd
Thompson, OH 44086-8753	1,286	6.56%

Putnam Fiduciary Trust Co
TTEE FBO Maryann Bobo
2343 Rainbow Ave
Sacramento, CA 95821-4721	2,074	10.58%

Putnam Fiduciary Trust Co
TTEE FBO Marlene E Winegar
436 Blue Dolphin Way
Sacramento, CA 95831-4137	1,239	6.33%

Class C

First Clearing LLC
Johnson Family Trust
Barbara N Johnson TTEE
2600 Misty View Way
Sierra Vista, AZ 85650-5727	930	8.24%

Luis Chavez & Teresa Chavez
805 Saint Francis Dr
Petaluma, CA 94954-4319	1,084	9.61%

Mesirow Financial Inc
Delaware Charter Gty Trust
FBO Richard J Franks
350 N Clark St
Chicago, IL 60654-4712	1,018	9.02%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	2,256	19.99%

Shareholder Name and Address	Holdings	Percentage Owned

Class C cont.

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	916	8.12%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	8.86%

Wells Fargo Investments LLC
625 Marquette Ave Fl 13
Minneapolis, MN 55402-2323	1,465	12.98%

Class M

Ann Dobroth
PO Box 368
Grover Beach, CA 93483-0368	838	15.84%

Anneliese E Carter TTEE
Anneliese E Carter Trust
U/A DTD 03/28/94
539 Hickory Hollow Dr
Canfield, OH 44406-1052	845	15.99%

Putnam Fiduciary Trust Co
TTEE FBO Sherman A Katz
6847 Polpis Rd
Reynoldsburg, OH 43068-7130	1,046	19.78%

Putnam Fiduciary Trust Co
TTEE FBO Rosemarie Farber
PO Box 8452
Huntington Beach, CA 92615-8452	886	16.76%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	18.92%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	100.00%

Class Y

Putnam Investments Profit Sharing Plan*	11,231	77.97%

Putnam Investments*	2,003	13.90%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	6.95%

Putnam Global Equity Fund

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	116,219	5.68%

Class R

Capital Bank & Trust Co
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	57,096	29.73%

Frontier Trust Company Skilled Care Pharmacy
PO Box 10758
Fargo, ND 58106-0758	24,757	12.89%

Class Y

March & McLennan Deferred Compensation Plans
1166 Avenue of the Americas
New York, NY 10036-2774	330,716	10.69%

Morbark Employees 401K Savings Plan**	360,712	11.66%

Putnam Investments*	323,065	10.44%

Putnam Investments Profit Sharing Plan*	1,404,450	45.39%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Financials Fund

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	78,836	16.09%

Putnam LLC
One Post Office Square
Boston, MA 02109	295,235	60.27%

Class B

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	1,320	11.88%

NFS LLC
FBO Control & Integration Services LLC
35 Tavella Pl
Foothill Ranch, CA 92610-2205	559	5.03%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	758	6.82%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	649	5.84%

Putnam Fiduciary Trust Co
TTEE FBO Varnell’s Powerline Construction Co Inc
A/C Roy D Varnell
RR 2 Box 192
Sayre, OK 73662-4088	575	5.17%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	9.00%

Class C

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	2,783	16.26%

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	1,361	7.96%

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	1,908	11.15%

Putnam Fiduciary Trust Co
TTEE FBO Mary Ann Ruocco
4079 Sherri Lane
Fort Mill, SC 29715-8390	2,791	16.31%

Putnam Fiduciary Trust Co
TTEE FBO Lawrence A Bealer
6509 79th St
Middle Village, NY 11379-2716	934	5.46%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	5.85%

Robert Gendreau Sr
107-41 110th St
Richmond Hill, NY 11419	1,789	10.46%

Wells Fargo Investments LLC
608 Second Avenue South 8th Fl
Minneapolis, MN 55402-1927	1,437	8.40%

Class M

Larry L Mcferron & Linda K Mcferron
Rr 2 Box 13
Nowata, OK 74048-9604	83	6.22%
Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	74.73%

Shareholder Name and Address	Holdings	Percentage Owned

Class M cont.

Russell L Levings & Carolyn S Levings
4640 Northridge Lane
Noble, OK 73068-8102	255	19.06%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,001	100.00%

Class Y

Putnam Investments*	25,063	65.45%

Putnam Investments Profit Sharing Plan*	12,228	31.93%

Putnam Global Health Care Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,449,735	5.72%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,971,858	7.79%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	49,317	9.03%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	68,230	12.50%

Class M

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	22,441	7.08%

Class R

Capital Bank & Trust Co
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	2,751	7.23%

Greg Hedding And Randall Moroney
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	2,725	7.17%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,841	7.47%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,009	5.28%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,913	5.03%

Class Y

Putnam Investments*	63,189	18.69%

Putnam Investments Profit Sharing Plan*	187,540	55.48%

Putnam Global Income Trust

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	35,141	5.38%

Class M

Mitsubishi UFJ Securities Co Ltd
Marunouchi Building 2-4-1 Marunouchi
Chiyoda-Ku Tokyo 100-6317 Japan 104	1,437,700	91.75%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Income Trust cont.

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,175	9.61%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,397	5.52%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,192	5.05%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,156	7.27%

TD Ameritrade Trust Company
PO Box 17748
Denver, CO 80217-0748	3,524	8.11%

Class Y

Putnam Investments*	35,796	8.71%

Putnam Investments Profit Sharing Plan*	338,941	82.50%

Putnam Global Industrials Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	295,667	93.01%

Class B

Putnam Fiduciary Trust Co
CUST FBO Comsewogue School District
A/C Philip Tamberino
164 Pidgeon Hill Rd
Huntington Station, NY 11746-4510	628	16.42%

Putnam Fiduciary Trust Co
TTEE FBO Fairmount Pharmacy Inc
A/C Robert Woltjen
1 Coles Ct
Moorestown, NJ 08057-1445	984	25.71%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,002	26.19%

Thomas E Schryver & Beverly F Schryver
1545 Dunster Rd
York, PA 17403-4460	987	25.79%

Class C

Putnam LLC
One Post Office Square
Boston, MA 02109	1,002	69.11%

Thomas E Schryver & Beverly F Schryver
1545 Dunster Rd
York, PA 17403-4460	445	30.69%

Class M

Putnam LLC
One Post Office Square
Boston, MA 02109	1,002	100.00%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,002	100.00%

Class Y

Putnam Investments*	270	7.44%

Putnam Investments Profit Sharing Plan*	2,359	64.96%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,002	27.60%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Natural Resources Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,038,264	5.38%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	63,996	6.86%

Class M

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	34,389	8.95%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	22,364	5.82%

Class R

Capital Bank & Trust Co
8515 E. Orchard Rd # 2t2
Greenwood Village, CO 80111-5002	56,167	9.81%

Class Y

Putnam Investments Profit Sharing Plan*	457,237	73.09

Putnam Global Technology Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	295,000	78.51%

Class B

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	518	6.37%

Karyl S Hahn-Pizzari & Gregory Pizzari
4322 Croft Cir
Syracuse, NY 13215-1329	818	10.06%

NFS LLC
FBO Control & Integration Services LLC
35 Tavella Pl
Foothill Ranch, CA 92610-2205	459	5.65%

Putnam Fiduciary Trust Co
TTEE FBO Anthony S Rampe
14519 State Route 65
Wapakoneta, OH 45895-9751	951	11.70%

Putnam Fiduciary Trust Co
TTEE FBO George J Fritz
160 NW 7th St
Boca Raton, FL 33432-2624	848	10.43%

Putnam Fiduciary Trust Co
TTEE FBO Joseph Satterthwaite
PO Box 115
Piney Point, MD 20674-0115	593	7.30%

Thomas E Schryver & Beverly F Schryver
1545 Dunster Rd
York, PA 17403-4460	731	8.99%

Class C

Diana L Nichols
TOD Multiple Beneficiaries
PO Box 850811
Yukon, OK 73085-0811	158	6.36%

Michael A Griggs
TOD Sean Griggs
644 SW 52nd St
Oklahoma City, OK 73109-8004	170	6.82%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Technology Fund cont.

Class C cont.

NFS LLC
FBO Harry J Powell
41 Curtis Ave Apt C
Marlborough, MA 01752-2675	523	21.05%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	40.21%

Thomas E Schryver & Beverly F Schryver
1545 Dunster Rd
York, PA 17403-4460	327	13.14%

Class M

Putnam Fiduciary Trust Co
TTEE FBO Susan B Kellett
633 Fairview Ave
Saint Louis, MO 63119-1808	699	21.98%

Putnam Fiduciary Trust Co
TTEE FBO Danny A Pollock
99 S Raymond Ave # 210
Pasadena, CA 91105-2046	261	8.21%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	31.46%
Steven T Wiehl & Nancy J Wiehl

TTEES Harts Pharmacists Cust
PO Box 475
Williamstown, MA 01267-0475	1,220	38.36%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	100.00%

Class Y

Putnam Investments*	1,793	16.40%

Putnam Investments Profit Sharing Plan *	7,439	68.04%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	9.15%

Putnam Global Telecommunications Fund

Class A

Putnam LLC
One Post Office Square
Boston, MA 02109	295,000	98.13%

Class B

Putnam Fiduciary Trust Co
TTEE FBO Sherry F Mix
12358 Fairhaven Dr
Baton Rouge, LA 70815-6716	190	9.41%

Putnam Fiduciary Trust Co
TTEE FBO Christopher G Orttel
12850 Tyler St NE
Blaine, MN 55434-3274	146	7.24%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	49.48%

Thuy Bien
CUST For Sarenna A Chhay
U/MN UNIF Transfer To M/A
16420 Griffon Trail
Lakeville, MN 55044-9063	664	32.86%

Class C

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	99.72%

Shareholder Name and Address	Holdings	Percentage Owned

Class M

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	100.00%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	100.00%

Class Y

Putnam Investments Profit Sharing Plan*	2,407	70.65%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,000	29.35%

Putnam Global Utilities Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	2,485,318	8.61%

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	103,141	7.26%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	39,878	10.41%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	19,854	10.74%

Class R

Frontier Trust Company
Caring For Women 401(K) Plan
PO Box 10758
Fargo, ND 58106-0758	11,514	10.87%

Frontier Trust Company
Micro-Mode Products Inc 401 K
PO Box 10758
Fargo, ND 58106-0758	6,525	6.16%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	6,990	6.60%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	10,077	9.51%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	9,863	9.31%

Class Y

Putnam Investments*	34,940	10.04%

Putnam Investments Profit Sharing Plan*	224,488	64.49%

Putnam Growth Opportunities Fund

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	58,454	5.43%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,603	10.81%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,712	11.54%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Growth Opportunities Fund cont.

Class R cont.

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,506	30.39%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,432	9.66%

Class Y

Putnam Investments Profit Sharing Plan	360,503	84.14

Putnam High Yield Advantage Fund

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	6,249,304	7.73%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	4,740,792	5.87%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	4,929,130	6.10%

Maxim Moderate Profile II Portfolio
C/O Great West Mutual Fund Trading
8515 E. Orchard Rd # 2t2
Greenwood Village, CO 80111-5002	4,106,363	5.08%

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	118,038	7.29%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	111,020	6.86%

Class M

MITSUBISHI UFJ Securities Co LTD
Marunouchi Building 2-4-1
Marunouchi Chiyoda-Ku
Tokyo 100-6317
Japan 104	33,748,916	96.47%

Class R

Great West Life & Annuity Fascore LLC
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	364,513	55.44%

Great West Life & Annuity Fascore LLC
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	223,072	33.93%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	46,653	7.10%

Class Y

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	3,117,713	40.71%

D R Horton Inc. Profit Sharing Plan**	742,002	9.69%

March & McLennan Supplemental
Retirement Plan**	433,917	5.67%

Putnam Investments Profit Sharing Plan*	777,832	10.16%

US Bank FBO Iron Strategic Income Fund
PO Box 1787
Milwaukee, WI 53201-1787	883,501	11.54%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam High Yield Trust

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	20,480,693	12.74%

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	919,219	8.81%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	496,800	9.56%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	149,171	5.80%

Class R

Counsel Trust DBA
MATC D & J Printing Inc
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222-4228	27,627	8.23%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	18,224	5.43%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	22,834	6.80%

Class Y

Crane Companies Retirement
Savings Plan***	634,077	10.38%

Ohio Tuition Trust Authority/
College Advantage Program+	2,319,020	37.94%

Putnam Investments Profit Sharing Plan*	785,124	12.85%

Putnam Income Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	6,723,339	7.34%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	472,020	10.69%

Class M

Mizuho Investors Securities
Shibusawa City Place 1-13-16
Kayaba-Cho Nihonbashi
Chuo-Ku Tokyo
Japan 103 8658	29,064,300	95.18%

Class R

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	58,301	17.74%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	56,396	17.16%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	20,932	6.37%

Class Y

Ohio Tuition Trust Authority/
College Advantage Program+	23,907,093	83.53

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Income Strategies Fund

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	6,219	5.33%

U.S. Bancorp Investments Inc.
60 Livingston Ave
Saint Paul, MN 55107-2292	6,463	5.54%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	32,078	10.74%

NFS LLC
FBO Robert A Mcarthur
1085 Archer Lane
Lansdale, PA 19446-4820	18,924	6.34%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	2,612	8.48%

Putnam Fiduciary Trust Co
TTEE FBO Rosa L Cornelius
1949 Baja Dr
Los Fresnos, TX 78566-4222	24,036	78.01%

Class R

Putnam LLC
One Post Office Square
Boston, MA 02109	116	100.00%

Class Y

Putnam Retirement Ready 2010 Fund —
Class A shares****	724,854	24.92%

Putnam Retirement Ready 2010 Fund —
Class Y shares****	220,996	7.60%

Putnam Retirement Ready 2015 Fund —
Class A shares****	352,776	12.13%

Putnam Retirement Ready Maturity Fund —
Class A shares****	1,031,826	35.47%

Putnam Retirement Ready Maturity Fund —
Class Y shares****	327,401	11.26%

Putnam International Capital Opportunities Fund

Class A

Charles Schwab & Co Inc
101 Montgomery St
San Francisco, CA 94104-4151	1,780,051	5.60%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	246,355	11.08%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	267,882	12.05%

Class R

Great West Life & Annuity Fascore LLC
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	634,063	39.22%

Great West Life & Annuity Fascore LLC
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	95,877	5.93%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	174,485	10.79%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	89,116	5.51%

Shareholder Name and Address	Holdings	Percentage Owned

Class Y

Great West Life & Annuity Insurance
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	284,590	8.41%

New York Life Trust Company
690 Canton St Ste 100
Westwood, MA 02090-2324	465,185	13.75%

Ohio Tuition Trust Authority/
College Advantage Program+	522,009	15.44%

Putnam Investments Profit Sharing Plan*	640,163	18.93%

Putnam International Equity Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	4,411,411	5.07%

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	505,716	5.58%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	656,910	10.65%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,075,828	17.44%

Class R

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	41,930	17.86%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	19,800	8.44%

Class Y

Electrical Contractors Association
And Local Union 134, IBEW
Joint Pension Trust Of Chicago***	1,845,243	18.73%

First Hawaiian Future Plan***	1,407,529	14.28%

NFS LLC
FBO FIIOC As Agent For Qualified Employee
Benefit Plans 401k Finops-Ic Funds
100 Magellan Way # KW1C
Covington, KY 41015-1987	765,412	7.77%

Ohio Tuition Trust Authority/
College Advantage Program+	944,890	9.59%

Putnam Investments Profit Sharing Plan*	1,056,327	10.72%

Wells Fargo – Retirement Plan Service
PO Box 1533
Minneapolis, MN 55480-1533	922,957	9.37%

Putnam International Growth and Income Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	7,673,257	21.60%

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	419,437	11.39%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	119,209	6.92%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam International Growth and Income Fund cont.

Class C cont.

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	269,068	15.63%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	120,089	16.66%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	39,594	5.49%

Class R

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	33,182	12.24%

Class Y

The Gores Group, LLC 401k Plan***	3,340,752	82.78%

Putnam Investments Profit Sharing Plan*	483,471	11.98%

Putnam International New Opportunities Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,476,009	5.60%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	55,346	7.58%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	84,141	11.53%

Class M

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	37,228	5.31%

Class R

Capital Bank & Trust Co
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	44,960	39.90%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	9,277	8.23%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	9,182	8.15%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	6,965	6.18%

Class Y

Fruit of the Loom 401k Retirement

Savings Plan***	911,387	45.93%

Putnam Investments Profit Sharing Plan*	850,023	42.84%

Putnam Investors Fund

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	337,195	9.00%

Class M

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	160,417	7.27%

Shareholder Name and Address	Holdings	Percentage Owned

Class R

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	25,261	19.53%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	8,301	6.42%

Class Y

IBEW Local 3***	5,952,744	67.01%

Putnam Investments Profit Sharing Plan*	1,099,502	12.38%

Putnam Massachusetts Tax Exempt Income Fund

Class A

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,452,686	5.65%

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	211,188	11.60%

Class M

First Clearing LLC
Cynthia Babbitt Bryden
TTEE Cynthia B Bryden
496 BB Sams Dr
Dataw Island, SC 29920-3007	20,190	5.12%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	29,476	7.47%

NFS LLC
FBO Andrea Matoes
238 Plymouth Ave
E Wareham, MA 02538-1185	34,308	8.70%

Stifel Nicolaus & Co Inc
John M Whittier Jr
501 N Broadway
Saint Louis, MO 63102-2131	72,016	18.26%

Class Y

NFS LLC
FBO William J Fitzgerald
333 Ricciuti Dr Apt 121
Quincy, MA 02169-6289	83,819	8.25%

Putnam Michigan Tax Exempt Income Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,401,413	15.05%

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	40,737	8.48%

Helen C Dzurka & Theodore P Dzurka
TOD Mary Ann Wanda-Makl
2788 Midland Rd
Bay City, MI 48706-9263	30,076	6.26%

Class C

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	3,229	10.54%

Calvin O Zorza Joan M Zorza
TTEES Calvin O And Joan M Zora Living Trust
U/A DTD 09/07/2005
737 Grove St
Marquette, MI 49855-9438	2,513	8.20%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Michigan Tax Exempt Income Fund cont.

Class C cont.

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	5,826	19.01%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	3,508	11.45%

Raymond James & Assoc Inc
FBO Virginia M Weber
TTEE U/A DTD May 8, 2006
Virginia M Weber Trust
5446 Maxine Ct
Bay City, MI 48706-9743	3,004	9.80%

Raymond James & Assoc Inc
FBO Raymond J Green & Shirley P Green
TTEE Raymond J Green Rev Living Trust
46200 Pickford St
Northville, MI 48168-1817	2,610	8.52%

Raymond James & Assoc Inc
FBO Melvyn K Adelman & Myrna Adelman
TTEE Melvyn K & Myrna Adelman Trust
401 Meadow Dr
Essexville, MI 48732-1621	2,403	7.84%

Class M

Adrian Vereeke
8144 Lake Wood Dr
Portage, MI 49002-5564	3,912	5.13%

First Clearing LLC
Elsie L Miller
TTEE Elsie L Miller Trust U/A 1400
N Drake Rd Apt 184
Kalamazoo, MI 49006-1971	30,640	40.17%

First Clearing, LLC
Dorothy F Thome Trust
Dorothy F Thome TTEE
1843 Bluehill Dr NE
Grand Rapids, MI 49525-1152	6,835	8.96%

Frank R Farkas
840 Ducey Ave
Muskegon, MI 49442-2102	25,810	33.84%

Class Y

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	7,111	64.05%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	2,350	21.17%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,190	10.72%

Putnam Mid Cap Value Fund

Class A

Maxim Aggressive Profile II Portfolio
C/O Great-West Mutual Fund Trading
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	5,703,320	10.88%

Maxim Moderate Profile II Portfolio
C/O Great-West Mutual Fund Trading
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	5,302,949	10.12%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	89,635	5.28%

Shareholder Name and Address	Holdings	Percentage Owned

Class M

Frontier Trust Company Equipment Depot
PA Retirement Savings
PO Box 10758
Fargo, ND 58106-0758	88,547	16.95%
Class R

Gpc Securities Inc Dmg Inc. 401k Plan & Trust
Reliance Trust Co Dmg Inc. 401k Plan & Trust
PO Box 79377
Atlanta, GA 30357-7377	42,581	5.43%
Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	143,360	18.29%
Class Y

Marsh & McLennan Supplemental
Retirement Plan***	2,905,402	72.20%
Putnam Investments Profit Sharing Plan*	677,858	16.84%

Putnam Minnesota Tax Exempt Income Fund
Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,664,046	18.20%
Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	54,436	7.17%
Jeannine E Meyer
TTEE Lorraine M Peltier Trust
U/A DTD 12/09/2003
1365 Christensen Ave West
St Paul, MN 55118-3204	46,143	6.08%
Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	164,470	49.32%

Class M

Barbara J Greenhalgh
2224 E 36th St
Minneapolis, MN 55407-3015	4,328	6.12%

Gertrude L PalubickI
TOD Susan M Merten
576 E 2nd St
Winona, MN 55987-4217	5,875	8.31%

Gertrude L Palubicki
TOD Ann L P Gustin
576 E 2nd St
Winona, MN 55987-4217	5,875	8.31%

James T Biesanz Jr
270 W Broadway St
Winona MN 55987-5224	5,003	7.08%

NFS LLC
FBO Merchants Bank NA
PO Box 248
Winona, MN 55987-0248	4,990	7.06%

Scott K Biesanz
TTEE Scott K Biesanz Rev Trust U/A
DTD 01/12/2005
724 Washington St
Winona, MN 55987-3350	5,003	7.08%

Steven T Biesanz
11 Knollwood Ln
Winona, MN 55987-4082	5,003	7.08%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Minnesota Tax Exempt Income Fund cont.

Class R cont.

Stifel Nicolaus & Co Inc
Richard E Wuttke, Charlotte A. Wuttke,
Bruce Wuttke
501 North Broadway
St Louis, MO 63102-2131	9,151	12.95%

Class Y

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	2,998	40.16%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	2,384	31.93%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	888	11.89%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,196	16.02%

Putnam Money Market Fund

Class M

Abelman Frayne Schwab 401(k) Plan***	3,962,487	8.20%

Class R

Frontier Trust Company
Automatic Laundry Services Co Inc
PO Box 10758
Fargo, ND 58106-0758	721,952	7.77%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	689,638	7.42%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	566,760	6.10%

Office & Charlie Browns 401k Counsel
Trust DBA MATC
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222-4228	1,026,081	11.04%

Class T

Anshen & Allen Profit Sharing***	1,384,503	5.08%

Great West IRA Advantage*	4,523,093	16.59%

Rutherford Chekene Tax Sheltered
Savings Plan***	2,034,356	7.46%

Sakata Employee Profit Sharing and
Savings Plan***	2,867,268	10.52%

Southern Steel Company 401k Plan***	2,683,972	9.85%

Putnam Money Market Liquidity Fund

Class P

The George Putnam Fund
of Boston****	182,605,826	7.49%

Putnam Income Fund ****	195,810,156	8.03%

Putnam U.S. Government
Income Trust ****	159,026,427	6.52%

Putnam Diversified Income Trust****	154,768,761	6.35%

Putnam Asset Allocation Fund:
Growth Portfolio****	185,140,326	7.59%

Putnam Asset Allocation Fund:
Balanced Portfolio****	240,691,586	9.87%

Putnam Asset Allocation Fund:
Conservative Portfolio****	189,691,318	7.78%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam New Jersey Tax Exempt Income Fund

Class A

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	1,407,479	7.15%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	1,304,739	6.63%

Class B

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	159,421	7.04%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	92,242	6.31%

Class M

Francis X Murphy
31 Wedgewood Dr Apt 62
Verona, NJ 07044-2191	52,159	22.66%

Leonard Cavaliere & Joseph Cavaliere
21 King George Rd
Warren, NJ 07059-7014	14,991	6.51%

Marie C Franklin
683 RT 579
Pittstown, NJ 08867	73,200	31.79%

Shaila Y Karandikar
203 Sherwood Ct
Somerset, NJ 08873-6029	22,381	9.72%

Class Y

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	20,418	7.59%

NFS LLC
FBO Denise Vaknin
99 Roberts Rd
Englewood Cliffs, NJ 07632-2318	34,376	12.79%

NFS LLC
FBO Sarika Sharma
28 Laurie Dr
Englewood Cliffs, NJ 07632-2222	25,698	9.56%

NFS LLC
FBO Gerard Woods
106 Naylon Ave
Livingston, NJ 07039-1006	22,933	8.53%

NFS LLC
FBO Alkis A Vazacopoulos Lora Vazacopoulos
202 The Parkway
Harrington Park, NJ 07640	22,915	8.52%

NFS LLC
FBO Elaine S Laikin
36 Stonybrook Rd
Tenafly, NJ 07670-1118	20,334	7.56%

NFS LLC
FBO Annette Roge
11 N Taylor St
Bergenfield, NJ 07621-2113	17,651	6.57%

NFS LLC
FBO Michael B Harris Freida G Harris
233 Maple St
Englewood, NJ 07631-3703	17,289	6.43%

NFS LLC
FBO Gloria Mittman
1 Horizon Rd
Fort Lee, NJ 07024-6502	14,312	5.32%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam New Opportunities Fund

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	46,525	5.24%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	44,734	5.04%

Class M

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	64,454	5.47%

Class R

Capital Bank & Trust Co
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	13,737	23.61%

Capital Bank & Trust Co
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	6,866	11.80%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,098	7.04%

Class Y

Fidelity Investments — Certain Employee
Benefit Plans
100 Magellan Way #KWIC
Covington, KY 41015-1999	1,263,207	18.69%

IBEW Local 3***	3,489,081	51.63%

Marsh & McLennan Supplemental
Retirement Plan***	503,152	7.45%

Putnam Investments Profit Sharing Plan*	444,749	6.58%

Putnam New York Tax Exempt Income Fund

Class A

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	7,091,204	5.70%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	10,918,703	8.78%

Class B

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	200,801	6.09%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	232,261	7.04%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	574,237	15.02%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	31,880	14.36%

Paul A Detiberiis & Lorraine Detiberiis
TOD Multiple Beneficiaries
16136 91st St
Howard Beach, NY 11414-3424	21,981	9.90%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	43,353	19.52%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	25,487	11.48%

Shareholder Name and Address	Holdings	Percentage Owned

Class M cont.

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	13,496	6.08%

Raymond J Matthews
TTEE Family Trust Under The Living Trust Of
Raymond & Kathleen Matthews
U/A DTD 12/23/1996
5 Fenton St
Melville, NY 11747-1317	13,603	6.13%

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	90,311	43.98%

NFS LLC
FBO Michael E Leffler
43 Meadow Rd
Scarsdale, NY 10583-7641	42,065	20.48%

NFS LLC
FBO Bernard C Feuer
5 Aber Terrace
New City, NY 10956-5801	23,802	11.59%

NFS LLC
FBO Luis Cedillo
43 Bronx River Rd Apt 5B
Yonkers, NY 10704-4420	14,575	7.10%

NFS LLC
FBO John R Tabano Betty M Tabano
297 Edwards Hill Rd
Oak Hill, NY 12460-2021	12,428	6.05%

NFS LLC
FBO Sherry Putter
150 W 56th St Apt 6304
New York, NY 10019-3884	11,596	5.65%

Putnam Ohio Tax Exempt Income Fund

Class A

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	907,673	5.73%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	1,908,634	12.05%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	878,049	5.54%

Class B

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	64,155	9.54%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	39,681	6.68%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	60,885	10.24%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	134,404	22.61%

Class M

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	5,766	5.00%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	8,032	6.97%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Ohio Tax Exempt Income Fund cont.

Class M cont.

John Susong
TTEE John Susong Trust
U/A DTD 02/15/1999
9433 Pontius St NE
Alliance, OH 44601-9793	13,992	12.14%

UBS Financial Services Inc.
FBO Pine Hills Golf Club Inc
433 W 130th St
Hinckley, OH 44233-9566	59,113	51.29%

Class Y

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	11,879	73.84%

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	1,637	10.17%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,184	7.36%

Putnam Pennsylvania Tax Exempt Income Fund

Class C

LPL Financial
9785 Towne Centre Dr
San Diego, CA 92121-1968	59,646	5.47%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	98,284	9.01%

NFS LLC
Fbo Curtis A Roney Tod Sharon R Myers
800 W Keller St
Mechanicsburg, PA 17055-7518	68,054	6.24%

Class M

Grace M Berardi
TOD Multiple Beneficiaries
402 Academy St
Peckville, PA 18452-1602	18,487	6.90%

Jill F Willcox
226 Ivy Mills Road
Glen Mills, PA 19342-1423	18,259	6.81%

John J Handley & Joyce A Handley
495 Lake Louise Rd
Dallas, PA 18612-6063	108,003	40.30%

UBS Financial Services Inc.
FBO Mary N Stewart
Light House Point-Apt 316
500 Chapel Harbor Drive
Pittsburgh, PA 15238-3144	24,245	9.05%

Cla ss Y

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	1,731	8.69%

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	16,068	80.70%

Putnam LLC
One Post Office Square
Boston, MA 02109	1,178	5.92%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Research Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	900,061	5.74%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	806,376	5.14%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	57,256	5.71%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	53,962	5.38%

Class R

Counsel Trust DBA MATC D & J Printing Inc
401k Profit Sharing Plan & Trust
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222-4228	888	10.06%

D Nederveld & J Mckelvey
TTEES Case Engineering 401k Plan & Trust
FBO David L Nederveld
5925 Imperial Pkwy Ste 226
Mulberry, FL 33860-8690	1,320	14.96%

D Nederveld & J Mckelvey
TTEES Case Engineering 401k Plan & Trust
FBO Gail Gravatt
5925 Imperial Pkwy Ste 226
Mulberry, FL 33860-8690	585	6.63%

Lee & Kathryn Buchert
TTEES Pottstown Burial Vault Co
401k Profit Sharing Plan & Trust
135 Quarry Rd
PO Box 238
Douglassville, PA 19518-0238	734	8.32%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	587	6.66%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	494	5.60%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,993	22.60%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	719	8.15%

Class Y

Putnam Investments*	16,353	8.72%

Putnam Investments Profit Sharing Plan*	268,688	82.95%

Putnam RetirementReady 2010 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	129,641	11.21%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	85,627	7.41%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2010 Fund cont.

Class B

Putnam Fiduciary Trust Co
CUST FBO Unified School District 409
403(B) Plan
A/C Mary J Laincz
286th Rd
Atchison, KS 66002-4527	2,599	19.48%

Putnam Fiduciary Trust Co
CUST FBO South Hero Elementary School
403(B) Plan
A/C Michael E Freed-Thall
166 Blackberryhill Rd
East Fairfield, VT 05448-9626	1,470	11.01%

Putnam Fiduciary Trust Co
TTEE FBO USD LLC Simple Ira Plan
A/C Margarito Macias
3248 S Kedvale Ave
Chicago, IL 60623-4823	1,198	8.98%

Putnam Fiduciary Trust Co
TTEE FBO Hua Hsing Wei Ira Plan
9146 Emperor Ave
San Gabriel, CA 91775-2019	1,187	8.89%

Putnam Fiduciary Trust Co
TTEE FBO Dunkelberg Mckinley Folkers Walk
Sep Ira Plan
A/C Michelle A Grimm
3019 360th St
Osage, IA 50461-8520	883	6.62%

Putnam Fiduciary Trust Co
TTEE FBO Donna M Maurer
2612 Struble Rd
Cincinnati, OH 45231-1746	692	5.19%

Class C

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	3,834	18.73%

Putnam Fiduciary Trust Co
CUST FBO Fairport Central Schools 403(B) Plan
A/C Donna W Barnes
29 Aldrich Rd
Fairport, NY 14450-9586	2,667	13.03%

Putnam Fiduciary Trust Co
CUST FBO City Of Taunton 403(B) Plan
A/C Jane Bigelow
75 Bayview Ave
Berkley, MA 02779	1,374	6.72%

Putnam Fiduciary Trust Co
TTEE FBO Otto Eachus
805 Mason Dr
Roswell, NM 88201-1138	5,613	27.43%

Putnam Fiduciary Trust Co
TTEE FBO Pamela S Morrison
2321 Natalie Place
Oxnard, CA 93030-4717	1,595	7.79%

Putnam Fiduciary Trust Co
TTEE FBO First Nations Community
Simple Ira Plan
A/C Joseph Daniels
1 White Mesa Trail
Placitas, NM 87043-8856	1,355	6.62%

Class M

Putnam Fiduciary Trust Co
TTEE FBO Gloria B Chacon
314 Charles Dr
Grants, NM 87020-2497	806	17.99%

Putnam Fiduciary Trust Co
TTEE FBO Gudrun R Durmon
PO Box 1176
Lake City, CO 81235-1176	430	9.59%

Shareholder Name and Address	Holdings	Percentage Owned

Class M cont.

Putnam Fiduciary Trust Co
TTEE FBO Taresa D Elliott
2310 Fairgrounds Blvd
Kingman, AZ 86401-4616	372	8.30%

Putnam Fiduciary Trust Co
TTEE FBO Donald R Geary
4817 Steinke Dr
Kingman, AZ 86409-1067	347	7.76%

Putnam Fiduciary Trust Co
TTEE FBO Donna F Kuehn
1732 Pine Valley St
Las Cruces, NM 88011-4984	336	7.51%

Putnam Fiduciary Trust Co
TTEE FBO Harry L Elliott
1954 Chicago Ave
Kingman, AZ 86401-4111	301	6.72%

Putnam Fiduciary Trust Co
TTEE FBO Glenn D Kuehn
1732 Pine Valley St
Las Cruces, NM 88011-4984	258	5.75%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	5,512	22.87%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,745	7.24%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,339	5.56%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	5,853	24.28%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,154	8.93%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,021	8.39%

Class Y

AZ Materials Inc. 401(k) Plan***	35,547	11.36%

D R Horton Inc. Profit Sharing Plan***	67,046	21.44%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	128,745	41.16%

Mechanical Union Savings Trust
401(k) Plan***	39,258	12.55%

Putnam Investments Profit Sharing Plan*	30,154	9.64%

Putnam RetirementReady 2015 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	799,856	26.03%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	359,928	11.72%

Class B

Putnam Fiduciary Trust Co
CUST FBO Westfield State College 403(B) Plan
A/C Lori L Letendre
9 Apple Orchard Heights
Westfield, MA 01085-3939	6,970	18.42%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2015 Fund cont.

Class B cont.

Putnam Fiduciary Trust Co
CUST FBO University Of Cincinnati 403(B) Plan
A/C Allen S Daniels
860 Ludlow Ave
Cincinnati, OH 45220-1432	4,234	11.19%

Putnam Fiduciary Trust Co
TTEE FBO Auto Mark Inc Sar Sep Plan
A/C Dale C Lackore
10387 Balsam Lane
Eden Prairie, MN 55347-4527	2,712	7.17%

Class C

Putnam Fiduciary Trust Co
CUST FBO Fairport Central Schools 403(B) Plan
A/C Donna W Barnes
29 Aldrich Rd
Fairport, NY 14450-9586	3,234	21.94%

Putnam Fiduciary Trust Co
CUST FBO Montcalm Area Intermed Sch Dist
403(B) Plan
A/C Lynne M Kesterke
1660 Vining Rd
Greenville, MI 48838-9286	1,427	9.68%

Putnam Fiduciary Trust Co
CUST FBO Spencerport Central School Dist
403(B) Plan
A/C Margaret M Kelsey
98 Cambridge Rd
Hilton, NY 14468-1453	808	5.48%

Putnam Fiduciary Trust Co
CUST FBO Beavercreek City Schools 403(B) Plan
A/C Caye A Black
2011 Wentworth Village Dr
Bellbrook, OH 45305-2741	791	5.36%

Putnam Fiduciary Trust Co
TTEE FBO Judy C Smith
57 Mill St
East Haven, CT 06512-1015	1,616	10.96%

Putnam Fiduciary Trust Co
TTEE FBO James Schall
9396 Jonathan Rd
Woodbury, MN 55125-4820	1,401	9.51%

Putnam Fiduciary Trust Co
TTEE FBO Judy A Schall
9396 Jonathan Rd
Woodbury, MN 55125-4820	1,401	9.51%

Class M

Putnam Fiduciary Trust Co
CUST FBO Carbondale Elem Sch Dist No 95
403(B) Plan
A/C Margaret L Mayberry
7843 Giant City Rd
PO Box 2941
Carbondale, IL 62902-2941	1,220	8.92%

Putnam Fiduciary Trust Co
CUST FBO California State University 403(B) Plan
A/C Gaylen R Carlson
818 Sharon Cir
Placentia, CA 92870-4232	1,018	7.45%

Putnam Fiduciary Trust Co
TTEE FBO Beverly R Mracek
4530 S Aspen Ln
Kingman, AZ 86401-8685	2,409	17.63%

Shareholder Name and Address	Holdings	Percentage Owned

Class M cont.

Putnam Fiduciary Trust Co
TTEE FBO Rosemarie Farber
PO Box 8452
Huntington Beach, CA 92615-8452	1,411	10.33%

Putnam Fiduciary Trust Co
TTEE FBO Shawn M Burgess
2425 W Horsetail Trail
Phoenix, AZ 85085-7008	971	7.10%

Putnam Fiduciary Trust Co
TTEE FBO Pamela K Shinogle
PO Box 118
Kaw City, OK 74641-0118	685	5.01%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	20,364	36.20%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,135	5.57%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,194	5.68%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,543	8.08%

Class Y

AZ Materials Inc. 401(k) Plan***	34,973	8.73%

D R Horton Inc. Profit Sharing Plan***	151,902	37.93%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	71,689	17.90%

Mechanical Union Savings Trust
401(k) Plan***	45,680	11.41%

Putnam Investments Profit Sharing Plan*	66,601	16.63%

Putnam RetirementReady 2020 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	253,677	10.18%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	200,844	8.06%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	178,376	7.16%

Class B

Putnam Fiduciary Trust Co
CUST FBO Johnson City School District
403(B) Plan
A/C Cathy M Botts
109 Chestnut Ridge Dr
Jonesborough, TN 37659-7457	3,473	6.90%

Putnam Fiduciary Trust Co
CUST FBO Connetquot School Of Islip
403(B) Plan
A/C Jane E Murphy
12 Franklin Rd
Oakdale, NY 11769-2223	2,556	5.08%

Putnam Fiduciary Trust Co
TTEE FBO Patricia A Eaton
14 Woods Lane
Lancaster, MA 01523-3246	3,286	6.53%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2020 Fund cont.

Class C

First Clearing LLC
Jon A Strum
4064 45th St
Des Moines, IA 50310-2820	7,268	27.91%

Putnam Fiduciary Trust Co
CUST FBO Mason Consolidated Schools
403(B) Plan A/C
Jayne E Herman
6508 Black Diamond Lane
Lambertville, MI 48144-9584	3,761	14.44%

Putnam Fiduciary Trust Co
CUST FBO Reynoldsburg City School Dist
403(B) Plan
A/C Linda I Young
7675 Godfrey Circle
Reynoldsburg, OH 43068-8110	1,369	5.26%

Putnam Fiduciary Trust Co
TTEE FBO George A Ozuna
405 Happy Trail
Shavano Park, TX 78231-1440	2,201	8.45%

Putnam Fiduciary Trust Co
TTEE FBO Mark E Hall
5121 N Bank Rd
Crescent City, CA 95531-9580	1,865	7.16%

Class M

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	1,512	9.55%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,047	6.61%

Putnam Fiduciary Trust Co
TTEE FBO Barbara M Toth
2151 Chinook Dr
Kingman, AZ 86401-6509	3,096	19.55%

Putnam Fiduciary Trust Co
TTEE FBO Mary Ann Sedich
2115 Robinson Ave
Kingman, AZ 86401-4749	1,223	7.73%

Putnam Fiduciary Trust Co
TTEE FBO Jean M Reeves
PO Box 215
Chloride, AZ 86431-0215	1,210	7.64%

Putnam Fiduciary Trust Co
TTEE FBO Jay F Ehlers
910 San Eduardo Ave
Henderson, NV 89002-8900	1,138	7.19%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,813	8.48%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,873	5.64%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,880	5.67%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	5,379	16.21%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,427	7.31%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,664	5.01%

Shareholder Name and Address	Holdings	Percentage Owned

Class R cont.

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,680	8.08%

Class Y

AZ Materials Inc. 401(k) Plan***	75,344	13.09%

D R Horton Inc. Profit Sharing Plan***	235,229	40.88%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	79,760	13.86%

Mechanical Union Savings Trust
401(k) Plan***	54,271	9.43%

Putnam Investment Profit Sharing Plan*	106,004	18.42%

Putnam RetirementReady 2025 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	350,980	15.48%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	182,464	8.05%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	175,089	7.72%

Class B

Putnam Fiduciary Trust Co
CUST FBO Memorial Medical Center (Il)
403(B) Plan
A/C Kathy S Lee
2500 E Lake Shore Dr
Springfield, IL 62712-5500	4,713	8.21%

Putnam Fiduciary Trust Co
CUST FBO Independent School District 834
403(B) Plan
A/C Sue Gilsdorf
1957 Manning Trail N
Lake Elmo, MN 55042-9625	4,652	8.11%

Tsu Tiao Lee & Ching Tai Lee
3 Spruce Lane
East Meadow, NY 11554-2711	2,946	5.13%

Class C

Putnam Fiduciary Trust Co
CUST FBO United Jewish Community Br
403(B) Plan
A/C Suzanne Andisman
2471 NE 199th St
Miami, FL 33180-1829	1,564	11.41%

Putnam Fiduciary Trust Co
CUST FBO Beavercreek City Schools
403(B) Plan
A/C Mary K Hunsaker
1837 Andrea Circle
Beavercreek, OH 45432-2368	698	5.09%

Putnam Fiduciary Trust Co
TTEE FBO George A Ozuna
405 Happy Trail
Shavano Park, TX 78231-1440	2,188	15.96%

Putnam Fiduciary Trust Co
TTEE FBO H Felde Tool & Machine Co
Simple Ira Plan
A/C Darren W Burton
5517 N James Rd
Peoria, IL 61615-3410	1,422	10.38%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2025 Fund cont.

Class C cont.

Putnam Fiduciary Trust Co
TTEE FBO H Felde Tool And Machine Co
Simple Ira Plan
A/C Edgar L Soler
6006 N Western Ave
Peoria, IL 61614-4046	1,037	7.56%

Putnam Fiduciary Trust Co
TTEE FBO Rosenman Dental Simple Ira Plan
A/C Judith M Vivian
1075 Balsam Way
Blue Bell, PA 19422-1577	906	6.61%

Putnam Fiduciary Trust Co
TTEE FBO NCPDC LCC Simple Ira Plan
A/C Janet M Fardella
131 Nottingham Dr
Northumberland, PA 17857-8846	702	5.12%

Putnam Fiduciary Trust Co
TTEE FBO Debra F Parsons
19 Webster Ave
Wheeling, WV 26003-5358	687	5.01%

Class M

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	425	7.10%

Putnam Fiduciary Trust Co
CUST FBO California State University
403(B) Plan
A/C Mark M Thompson
1205 Riverside Dr
Fullerton, CA 92831-3321	930	15.56%

Putnam Fiduciary Trust Co
TTEE FBO Susan M Stalhut
3089 W Carmichael Rd
Golden Valley, AZ 86413-8816	1,168	19.54%

Putnam Fiduciary Trust Co
TTEE FBO Gary L Riggenbach
815 E Berk Ave
Kingman, AZ 86409-3910	443	7.40%

Putnam Fiduciary Trust Co
TTEE FBO Bonnie L Jones
4621 E Edgemont Ave
Phoenix, AZ 85008-1509	382	6.40%

Robyn S Allen
Cust For Tobias L Allen
U/AZ UNIF Transfer To M/A
3815 N Melody St
Kingman, AZ 86409-3304	921	15.40%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	7,241	10.06%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,799	6.67%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	11,750	16.33%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	5,894	8.19%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	5,760	8.00%

Shareholder Name and Address	Holdings	Percentage Owned

Class Y

AZ Materials Inc. 401(k) Plan***	48,670	6.26%

D R Horton Inc. Profit Sharing Plan***	279,872	36.00%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	129,588	16.67%

Mechanical Union Savings Trust
401(k) Plan***	57,248	7.36%

Putnam Investments Profit Sharing Plan*	243,381	31.30%

Putnam RetirementReady 2030 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	231,253	11.51%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	155,749	7.75%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	141,942	7.06%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	121,426	6.04%

Class B

Putnam Fiduciary Trust Co
TTEE FBO John F Keating
7330 Darien Lane
Darien, IL 60561-4108	3,177	6.46%

Putnam Fiduciary Trust Co
TTEE FBO Michael R Flaherty
6103 Gulick Rd
Naples, NY 14512-9297	2,586	5.26%

Class C

Amber L Hines & Matthew B Hines
RR 2 Box 425
Triadelphia, WV 26059	1,688	17.04%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,214	12.25%

Putnam Fiduciary Trust Co
TTEE FBO Rosenman Dental Simple Ira Plan
A/C Peter Rosenman
328 Greenbank Rd
Bryn Mawr, PA 19010-1619	2,449	24.71%

Putnam Fiduciary Trust Co
TTEE FBO Paula A Miller
574 Tucson St
Aurora, CO 80011-8445	1,102	11.12%

Class M

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	44,269	94.51%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,308	9.87%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,698	8.47%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,292	5.25%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,255	5.17%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2030 Fund cont.

Class R cont.

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,478	5.68%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,180	5.00%

Class Y

AZ Materials Inc. 401(k) Plan***	58,487	8.35%

D R Horton Inc. Profit Sharing Plan***	297,947	42.51%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	90,721	12.95%

Mechanical Union Savings Trust
401(k) Plan***	61,741	8.81%

Putnam Investment Profit Sharing Plan*	170,393	24.31%

Putnam RetirementReady 2035 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	159,292	10.76%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	139,841	9.44%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	83,699	5.65%

Class B

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	3,049	9.69%

Putnam Fiduciary Trust Co
TTEE FBO USD LLC Simple Ira Plan
A/C Lee D Guzik
629 W Addison St # 2
Chicago, IL 60613-4413	1,635	5.20%

Putnam Fiduciary Trust Co
TTEE FBO Karl Lukaszewicz
3626 NW 24th Circle
Camas, WA 98607-8895	1,602	5.09%

Putnam Fiduciary Trust Co
TTEE FBO USD LLC Simple Ira Plan
A/C Armando Ortiz
311 Greenbrier Lane
Vernon Hills, IL 60061-2709	1,600	5.09%

Class C

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	1,156	11.99%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	831	8.62%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	488	5.07%

Putnam Fiduciary Trust Co
CUST FBO San Diego Unified School Dist
403(B) Plan
A/C Christine Madrid
4714 Pescadero Ave
San Diego, CA 92107-3541	1,091	11.32%

Shareholder Name and Address	Holdings	Percentage Owned

Class C cont.

Putnam Fiduciary Trust Co
CUST FBO St Louis Park School District
403(B) Plan
A/C Barbara A Motzko Nelson
6657 Merrimac Lane
N Maple Grove, MN 55311-3805	490	5.08%

Putnam Fiduciary Trust Co
TTEE FBO Laura L Weber
118 Atglen St
Lyndora, PA 16045-1502	1,152	11.95%

Putnam Fiduciary Trust Co
TTEE FBO Scott H Sunbury
326 Russet Lane
Southington, CT 06489-1774	597	6.19%

Class M

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	2,877	64.60%

Otto G Eachus
Cust For T Cameron Eachus
U/NM UNIF Transfer To M/A
805 Mason Dr
Roswell, NM 88201-1138	314	7.06%

Putnam Fiduciary Trust Co
TTEE FBO Monica G Alpert
274 Dale Dr
Short Hills, NJ 07078-1513	597	13.41%

Putnam Fiduciary Trust Co
TTEE FBO Matthew S Ash
10113 E Avondale Cir
Ypsilanti, MI 48198-3298	268	6.01%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	8,234	17.47%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	8,414	17.85%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,793	8.05%

Class Y

D R Horton Inc. Profit Sharing Plan***	322,840	50.50%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	85,325	13.35%

Putnam Investments Profit Sharing Plan*	170,119	26.61%

Putnam RetirementReady 2040 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	135,552	13.65%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	99,463	10.02%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	73,784	7.43%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	63,696	6.41%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2040 Fund cont.

Class B

Putnam Fiduciary Trust Co
CUST FBO Sutter County Sup Of Schs Office
403(B) Plan
A/C Mary A Morgan
1436 Coughlin Ct
Yuba City, CA 95993-8705	2,190	12.54%

Putnam Fiduciary Trust Co
TTEE FBO Eddie Solis
3406 Burlington Woods Ct
Lutz, FL 33559-3201	1,784	10.21%

Putnam Fiduciary Trust Co
TTEE FBO Joshua D Best
4056 E Stein Rd
La Salle, MI 48145-9683	1,458	8.35%

Putnam Fiduciary Trust Co
TTEE FBO Mark J Funk
36022 Rimcrest Rd
Freeport, MN 56331-9769	1,385	7.93%

Putnam Fiduciary Trust Co
TTEE FBO Richard C Batchelder
2624 Chippewa St
New Orleans, LA 70130-5428	1,091	6.25%

Class C

Putnam Fiduciary Trust Co
TTEE FBO Diabetes Management & Supplies
Simple Ira Plan
A/C Terry K Miller
2213 Haring Rd
Metairie, LA 70001-1003	506	19.03%

Putnam Fiduciary Trust Co
TTEE FBO Melissa S Glessner
PO Box 205
Valley Grove, WV 26060-0205	464	17.43%

Putnam Fiduciary Trust Co
TTEE FBO Rosenman Dental Simple Ira Plan
A/C Jordon Arena
418 Dartmoor Rd
Schwenksville, PA 19473-1865	348	13.08%

Putnam Fiduciary Trust Co
TTEE FBO Sammy J Fee Jr
3337 Clubside Dr
Norton, OH 44203-5168	279	10.47%

Putnam Fiduciary Trust Co
TTEE FBO Tamara A Arrowsmith
486 Brendon Dr
Leola, PA 17540-9535	215	8.06%

Class M

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	821	80.11%

Putnam Fiduciary Trust Co
TTEE FBO Logan E Tillmon
6089 Bridgewood Way
Las Vegas, NV 89110-2718	198	19.32%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,848	7.14%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,447	8.65%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	7,043	17.67%

Shareholder Name and Address	Holdings	Percentage Owned

Class R cont.

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,518	11.33%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,035	7.61%

Class Y

D R Horton Inc. Profit Sharing Plan***	249,523	57.02%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	40,047	9.15%

Putnam Investments Profit Sharing Plan*	116,046	26.52%

Putnam RetirementReady 2045 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	110,664	14.62%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	77,252	10.20%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	44,775	5.91%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	43,443	5.74%
Class B

American Enterprise Investment Services
PO Box 9446
Minneapolis, MN 55474-0001	1,012	9.07%

NFS LLC
FBO Citizens Bank Ira Rollover
FBO Solomon M Phung
2788 Iron Way
Doylestown, PA 18902-1852	1,009	9.05%

Putnam Fiduciary Trust Co
TTEE FBO Carmen R Grair
7770 Via Rosa Maria
Burbank, CA 91504-1444	1,012	9.08%

Putnam Fiduciary Trust Co
TTEE FBO George Grair
7770 Via Rosa Maria
Burbank, CA 91504-1444	995	8.92%

Putnam Fiduciary Trust Co.
TTEE FBO Sarah N Rich
4619 Sunflower Rd Apt 50
Knoxville, TN 37909-1431	1,459	13.09%

Raymond James & Assoc Inc CSDN FBO
Ramona Miller
23620 Meridian Pl
W Bothell, WA 98021-8759	1,231	11.04%

Class C

Amy J Skudlarek
3421 Lee’s Circle Drive
Garfield, MN 56332	75	7.98%

Putnam Fiduciary Trust Co
CUST FBO Minooka Community Csd #201
403(B) Plan
A/C Jeana Pekol
2928 Avalon Ave
Joliet, IL 60435-5138	87	9.20%

Putnam Fiduciary Trust Co
TTEE FBO Eric Rempe
1655 Taft St
Lemon Grove, CA 91945-4053	499	52.94%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2045 Fund cont.

Class C cont.

Putnam Fiduciary Trust Co
TTEE FBO Julie F Wilson
35 E Lamar Rd
Phoenix, AZ 85012-1023	145	15.37%

Putnam Fiduciary Trust Co
TTEE FBO Keith C Bremer
2748 S 112th St
West Allis, WI 53227-3023	48	5.12%

Class M

Jeremy Kravet TTEE Grayling Associates
401(K) Plan
FBO Darius C Goss
25 Owen St Apt 104
Hartford, CT 06105-4523	83	22.59%

Putnam Fiduciary Trust Co
TTEE FBO Renee T Rieger
3004 N Harrison St
Wilmington, DE 19802-2936	231	62.59%

Putnam LLC
One Post Office Square
Boston, MA 02109	55	14.81%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,911	11.50%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,226	12.75%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,235	8.83%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,851	7.31%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,342	5.30%

Class Y

D R Horton Inc. Profit Sharing Plan***	134,778	46.96%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	50,219	17.50%

Putnam Investments Profit Sharing Plan*	85,795	29.89%

Putnam RetirementReady 2050 Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	50,684	12.00%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	29,895	7.08%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	29,390	6.96%

Class B

Elizabeth B O’Connor
TTEE O’Connor Irish Corner Rev Living Trust
U/A DTD 04/02/1993
FBO Elizabeth B O’Connor
323 Roanoke Blvd
Salem, VA 24153-5009	1,461	13.42%

Putnam Fiduciary Trust Co
TTEE FBO Kevin R Hahn
6221 S Ingalls St
Littleton, CO 80123-3816	1,992	18.31%

Shareholder Name and Address	Holdings	Percentage Owned

Class B cont.

Putnam Fiduciary Trust Co
TTEE FBO Timothy D Meyer
2401 Aspen Lane SW
Rochester, MN 55902-0847	896	8.23%

Putnam Fiduciary Trust Co
TTEE FBO Stephen J Hoffman
1659 Woodgate Dr
Troy, MI 48083-5551	716	6.58%

Putnam Fiduciary Trust Co
TTEE FBO Jia Tzong Kou
1730 Fern Hollow Dr
Diamond Bar, CA 91765-2727	576	5.29%

Class C

Putnam Fiduciary Trust Co
CUST FBO San Diego Unified School Dist
403(B) Plan
A/C Tamiko Stratton
858 3rd Ave Pmb # 197
Chula Vista, CA 91911-1305	421	11.64%

Putnam Fiduciary Trust Co
CUST FBO San Diego Unified School Dist
403(B) Plan
A/C Jennifer Deaton
1977 Oliver Ave
San Diego, CA 92109-5512	409	11.31%

Putnam Fiduciary Trust Co
TTEE FBO Deborah Nevin
3409 Malito Dr
Bonita, CA 91902-1219	884	24.42%

Putnam Fiduciary Trust Co
TTEE FBO Ian Sacco
3747 Keating St Unit 5
San Diego, CA 92110-1930	540	14.92%

Putnam Fiduciary Trust Co
TTEE FBO The Red Group Simple Ira Plan
A/C Lisa M Diomede
712 Prairie Ave
Glen Ellyn, IL 60137-3847	213	5.88%

Putnam Fiduciary Trust Co
TTEE FBO Georgia Phares
6385 Ebb Tide Way
Carlsbad, CA 92011-1261	194	5.37%

Putnam Fiduciary Trust Co
TTEE FBO Luz Maciel
4254 Campus Ave
San Diego, CA 92103-2545	188	5.20%

Class M

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	3,232	95.01%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,649	8.22%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,403	11.98%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,145	5.71%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,669	13.30%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,133	5.65%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2050 Fund cont.

Class R cont.

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,047	5.22%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,035	5.16%

Class Y

D R Horton Inc. Profit Sharing Plan***	44,419	28.29%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	35,816	22.81%

Putnam Investments Profit Sharing Plan*	61,222	38.99%

Putnam RetirementReady Maturity Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	72,097	10.30%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	70,207	10.03%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	48,359	6.91%

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	44,574	6.37%

Class B

Danielle Lee Burgess
6805 Amber Ridge Dr
Anderson, CA 96007-8535	157	5.55%

Putnam Fiduciary Trust Co
TTEE FBO Mabel R Adams
2012 N 24th St
Boise, ID 83702-0205	1,024	36.12%

Putnam Fiduciary Trust Co
TTEE FBO Donna E Mansell
4907 Cassia St
Boise, ID 83705-1907	668	23.56%

Putnam Fiduciary Trust Co
TTEE FBO Robert T Entwistle
433 S Whisperwood Way
Boise, ID 83709-7059	398	14.03%

Putnam Fiduciary Trust Co
TTEE FBO Commonwealth Title-Monmouth
Agcy Profit Sharing Plan
A/C Jean Marino
41 Sutton Dr
Manalapan, NJ 07726-8717	336	11.84%

Class C

Ann Dobroth
PO Box 368
Grover Beach, CA 93483-0368	1,500	17.66%

Putnam Fiduciary Trust Co
TTEE FBO Jan H Richards
1100 De Bremond Dr
Roswell, NM 88201-1110	3,000	35.32%

Putnam Fiduciary Trust Co
TTEE FBO Gayle V Humphrey
177 Racetrack Rd
Silver City, NM 88022-9713	1,827	21.51%

Putnam Fiduciary Trust Co
TTEE FBO Herman L Zeller
1941 Pamela St
Oxnard, CA 93036-2799	878	10.34%

Shareholder Name and Address	Holdings	Percentage Owned

Class C cont.

Putnam Fiduciary Trust Co
TTEE FBO Karla J Stein
1026 Atkins St
Porterville, CA 93257-1402	549	6.47%

Class M

Gene F Friel
3094 Ridge Rd
South Park, PA 15129-9334	10,415	38.17%

John J Mcclary
205 E 26th St
Yuma, AZ 85364-7333	1,660	6.08%

Putnam Fiduciary Trust Co
TTEE FBO Lawrence B De Graaf
1139 Naples Ave
Placentia, CA 92870-4114	2,303	8.44%

Putnam Fiduciary Trust Co
TTEE FBO Barbara M Toth
2151 Chinook Dr
Kingman, AZ 86401-6509	1,882	6.90%

Putnam Fiduciary Trust Co
TTEE FBO Terry A Stewart
215 Ridge Rock Rd
Sedona, AZ 86351-6320	1,465	5.37%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	4,208	46.08%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,669	29.22%

Class Y

D R Horton Inc. Profit Sharing Plan***	54,979	24.53%

Genlyte Thomas Group Retirement Savings
and Investment Plan***	62,547	27.90%

Mechanical Union Savings Trust
401(k) Plan***	61,475	27.42%

Putnam Investments Profit Sharing Plan*	28,182	12.57%

Putnam Small Cap Growth Fund

Class A

Mercer Trust Company
1 Investors Way
Norwood, MA 02062-1599	529,669	5.70%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	28,491	5.20%

Class M

RBC Capital Markets Corp
FBO Esther Gasser
600 Coronet Rd
Glenview, IL 60025-4456	6,000	6.06%

Class R

GPC Securities Inc Paragon Health Services, Inc.
Plan Reliance Trust Co
PO Box 79377
Atlanta, GA 30357-7377	33,187	7.63%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	55,942	12.86%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	31,315	7.20%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Small Cap Growth Fund cont.

Class Y

AZ Materials Inc. 401(k) Plan***	75,927	12.45%

Putnam Investments Profit Sharing Plan*	376,984	61.84%

Putnam Small Cap Value Fund
Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	133,751	8.56%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	13,068	6.25%

Class R

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	1,712	7.81%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	3,299	15.05%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,896	13.21%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	2,071	9.45%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	6,040	27.55%

Class Y

Building Service Local 32B-J Supplemental
Retirement Savings Plan***	903,002	35.61%

Putnam Investments Profit Sharing Plan*	1,301,981	51.35%

Putnam Tax Exempt Income Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	20,308,503	15.22%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	7,053,644	5.28%

Class B

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	148,908	6.51%

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	139,757	6.11%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	122,012	5.33%

Class C

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	170,370	6.41%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	341,125	12.83%

Shareholder Name and Address	Holdings	Percentage Owned

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	70,396	10.52%

First Clearing LLC
A/C Jeffrey Morgan
PO Box 287
Rowayton, CT 06853-0287	58,736	8.78%

First Clearing, LLC
A/C Pedro F Sanchez & Odalys Sanchez
15091 SW 20th St
Davie, FL 33326-2027	42,614	6.37%

NFS LLC
FBO Jesus A Sanchez, Maria C Sevilla
7575 SW 60th St
Miami, FL 33143-1707	46,272	6.91%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	39,396	5.89%

Class Y

Citigroup Global Markets Inc
333 W 34th St
New York, NY 10001-2402	111,220	41.23%

Jack Lehman
TTEE Lehman Family Trust
U/D/T 07/03/1973
2265 Geronimo Way
Las Vegas, NV 89169-3361	61,731	22.88%

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	86,443	32.04%

Putnam Tax-Free High Yield Fund

Class A

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	9,301,842	11.96%

Class B

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	285,332	8.68%

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	242,069	7.37%

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	280,242	14.50%

Class M

Edward D Jones & Co
201 Progress Pkwy
Maryland Heights, MO 63043-3009	135,855	18.22%
Stephen M Schwartz & Valerie B Schwartz
5922 New England Woods Dr
Burke, VA 22015-2910	44,610	5.98%
Class Y

First Clearing LLC
A/C John S Moffett & Suzanne Moffett
299 Old Mountain Rd
Farmington, CT 06032-1618	6,667	5.21%

First Clearing, LLC
A/C Richard and Irene Simone Trust
Richard Simone TTEE
38 Glenn Dr
Southington, CT 06489-4005	7,729	6.04%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Tax-Free High Yield Fund cont.

Class Y cont.

LPL Financial
PO Box 509046
San Diego, CA 92150-9046	16,995	13.27%

NBC Securities Inc
FBO Pamela M Jeffries
1927 1st Ave N
Birmingham, AL 35203-4024	26,897	21.00%

NFS LLC
FBO Ann Bell Olliff, Eleanor A Shult
2910 Allie Payne Rd
Orange, TX 77632-7011	7,808	6.10%

Putnam U.S. Government Income Trust

Class C

MLPF&S
4800 Deer Lake Dr E Fl3
Jacksonville, FL 32246-6484	286,586	9.40%

Class M

MitsubishI UFJ Securities Co Ltd
Marunouchi Building 2-4-1 Marunouchi
Chiyoda-Ku
Tokyo 100-6317
Japan 104	1,363,760	70.06%

Class R

Capital Bank & Trust Co
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	26,522	10.45%

MG Trust Co
700 17th St Ste 300
Denver, CO 80202-3531	26,730	10.53%

Class Y

Putnam Investments*	171,147	19.01%

Putnam Investments Profit Sharing Plan*	386,570	42.93%

Putnam Vista Fund

Class R

Capital Bank & Trust Co
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	34,002	12.27%

Capital Bank & Trust Co
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	23,541	8.50%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	21,831	7.88%

Reliance Trust Company American Dawn
Inc 401k
PO Box 48529
Atlanta, GA 30362-1529	32,668	11.79%

Class Y

Arch Coal, Inc. Employee Thrift Plan***	611,042	8.91%

D R Horton Inc. Profit Sharing Plan***	1,245,656	18.17%

First Hawaiian Future Plan***	2,080,987	30.36%

Putnam Investments Profit Sharing Plan*	1,827,319	26.66%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam Voyager Fund

Class R

Capital Bank & Trust Co
8515 E. Orchard Rd # 2T2
Greenwood Village, CO 80111-5002	37,503	30.02%

Counsel Trust DBA MATC
Bigos Management Inc 401k PSP
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222-4228	7,370	5.90%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	9,615	7.70%

Class Y

Morbark Employees 401K Savings Plan**	345,817	5.07%
NFS LLC
FBO Huntington National Bank
7 Easton Oval # EA4E70
Columbus, OH 43219-6010	708,598	10.38%

Ohio Tuition Trust Authority/College
Advantage Program+	1,626,792	23.83%

Putnam Investments Profit Sharing Plan*	968,954	14.19%

Putnam VT American Government Income Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	7,781,108	100.00%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	3,589,260	73.34%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	276,258	5.64%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	1,023,890	20.92%

Putnam VT Capital Opportunities Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	480,542	49.08%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	492,675	50.32%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	355,042	29.86%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	685,554	57.66%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	115,850	9.74%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT Diversified Income Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	21,655,812	99.03%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	6,137,776	15.75%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	31,122,089	79.86%

Putnam VT Equity Income Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	4,523,310	26.19%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	12,464,953	72.16%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	9,134,355	50.55%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	1,176,423	6.51%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	3,764,963	20.84%

Metlife Investors
501 Boylston St
Boston, MA 02116-3769	2,379,824	13.17%

Putnam VT The George Putnam Fund of Boston

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	15,871,470	98.84%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	12,801,869	67.98%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	1,059,816	5.63%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	4,797,304	25.47%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT Global Asset Allocation Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	12,088,315	98.17%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	2,449,446	44.57%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	394,289	7.17%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	2,652,584	48.26%

Putnam VT Global Equity Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	23,147,000	99.72%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	2,694,414	77.13%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	255,289	7.31%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	382,443	10.95%

Putnam VT Global Health Care Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	4,771,447	100.00%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	3,133,211	42.28%

Lincoln National Variable Universal Life DB
1300 S Clinton St
Fort Wayne, IN 46802-3506	526,695	7.11%

Riversource Life Insurance Company
70100 Ameriprise Financial Ctr
Minneapolis, MN 55474-0701	2,679,348	36.15%

Putnam VT Global Utilities Fund
Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	12,305,834	99.99%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	1,836,915	78.64%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	200,027	8.56%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	298,831	12.79%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT Growth and Income Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	86,792,648	98.23%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	14,173,730	63.72%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	1,212,488	5.45%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	3,502,282	15.74%

Putnam VT Growth Opportunities Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	2,553,092	100.00%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	2,480,133	70.91%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	212,163	6.07%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	638,735	18.26%

Putnam VT High Yield Fund

Class IA

Cuna Mutual Insurance Society
2000 Heritage Way
Waverly, IA 50677-9208	14,200,140	29.20%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	33,362,228	68.60%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	9,758,958	52.10%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	1,201,088	6.41%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	4,678,508	24.98%

Riversource Life Insurance Company
70100 Ameriprise Financial Ctr
Minneapolis, MN 55474-0701	1,905,397	10.17%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT Income Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	22,567,876	96.33%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	11,950,524	69.49%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	1,510,839	8.79%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	3,702,683	21.53%

Putnam VT International Equity Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	15,736,557	94.87%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	11,288,242	26.43%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	3,201,675	7.50%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	19,091,148	44.70%

Riversource Life Insurance Company
70100 Ameriprise Financial Ctr
Minneapolis, MN 55474-0701	3,903,775	9.14%

Putnam VT International Growth and Income Fund

Class IA

Am Gen Signature II A
2727 Allen Pkwy Ste A
Houston, TX 77019-2116	1,292,801	8.73%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	13,371,163	90.27%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	3,348,187	46.94%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	1,658,658	23.25%

Lincoln Benefit Life Co
C/O Allstate Financial
544 Lakeview Pkwy
Vernon Hills, IL 60061-1826	608,234	8.53%

Lincoln Benefit Life Co
C/O Allstate Financial
544 Lakeview Pkwy
Vernon Hills, IL 60061-1826	515,761	7.23%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT International New Opportunities Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	3,869,098	99.86%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	1,482,211	77.96%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	96,724	5.09%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	247,596	13.02%

Putnam VT Investors Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	11,180,141	99.99%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	8,617,825	37.77%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	13,375,891	58.62%

Putnam VT Mid Cap Value Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	1,427,385	55.54%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	1,141,122	44.40%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	827,268	59.53%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	329,524	23.71%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	177,352	12.76%

Putnam VT Money Market Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	212,213,429	98.00%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	138,927,178	73.92%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	19,460,060	10.35%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	22,544,019	12.00%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT New Opportunities Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	19,282,064	62.35%

Riversource Life Insurance Company
70100 Ameriprise Financial Ctr
Minneapolis, MN 55474-0701	10,390,181	33.60%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	3,646,152	74.17%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	334,350	6.80%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	849,169	17.27%

Putnam VT Research Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	2,804,459	100.00%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	3,660,519	80.54%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	255,901	5.63%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	591,283	13.01%

Putnam VT Small Cap Value Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	6,407,388	100.00%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	3,668,089	18.51%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	13,655,667	68.91%

Northbrook Life Insurance Co
3100 Sanders Rd Ste K4A
Northbrook, IL 60062-7156	1,784,954	9.01%

Putnam VT Vista Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	7,506,018	95.83%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	4,423,445	42.10%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	1,010,734	9.62%

Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT Vista Fund cont.

Class IB cont.

Horace Mann Life Insurance Co
1 Horace Mann Plaza
Springfield, IL 62715-0002	527,918	5.02%

Riversource Life Insurance Company
70100 Ameriprise Financial Ctr
Minneapolis, MN 55474-0701	3,564,388	33.92%

Putnam VT Voyager Fund

Class IA

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	25,423,790	98.68%

Class IB

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	4,912,954	61.99%

Allstate Life Insurance Co
3100 Sanders Rd
Northbrook, IL 60062-7154	424,122	5.35%

Hartford Life Insurance Co
1 Griffin Rd N
Windsor, CT 06095-1512	1,202,663	15.17%

Principal Financial Group PFLX
711 High St
Des Moines, IA 50392-0001	627,090	7.91%

* The address for the name listed is: c/o Orchard Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111.

** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

*** The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

**** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

+ The address for the name listed is: c/o Putnam Fiduciary Trust Company, as service provider, One Post Office Square, Boston, MA 02109.

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By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson to be your proxies. This appointment applies to each of them separately and enables them to appoint substitutes as needed. You are empowering them to vote all your shares on your behalf at the meeting of the shareholders of the Putnam Funds to be held on November 19, 2009, at 11:00 a.m., Boston time. This authority extends to any adjournments of the meeting. Your proxy is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign the proxy card, or do not vote on a specific proposal, your shares will automatically be voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournments of the meeting.

Three ways to vote:

   Vote online: proxyweb.com/Putnam
There is no need for you to return your proxy card.

  Vote by phone: 1-888-221-0697
There is no need for you to return your proxy card.

  Vote by mail: Check the appropriate boxes
on the reverse side. Sign and date the proxy card.
Return the proxy card in the envelope provided.

Consolidated Proxy Card

For convenience, if you wish to vote in the same way for all of your funds subject to each proposal, please use the form on the reverse side.

SIGN AND DATE BELOW ONLY IF YOU ARE VOTING IN THE SAME WAY FOR ALL OF YOUR FUNDS ON EACH PROPOSAL.

Note: If you elect to vote using this Consolidated Proxy Card, do not return the Individual Proxy Cards below.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 19, 2009.
The proxy statement for this meeting is available at https://www.proxyweb.com/Putnam.

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson to be your proxies. This appointment applies to each of them separately and enables them to appoint substitutes as needed. You are empowering them to vote all your shares on your behalf at the meeting of the shareholders of the Putnam Funds to be held on November 19, 2009, at 11:00 a.m., Boston time. This authority extends to any adjournments of the meeting. Your proxy is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign the proxy card, or do not vote on a specific proposal, your shares will automatically be voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournments of the meeting.

Three ways to vote:

 Vote online: proxyweb.com/Putnam
There is no need for you to return your proxy card.

 Vote by phone: 1-888-221-0697
There is no need for you to return your proxy card.

  Vote by mail: Check the appropriate boxes
on the reverse side. Sign and date the proxy card.
Return the proxy card in the envelope provided.

Individual Proxy Cards

If you wish to vote separately for each of your funds subject to each proposal, please use the forms on the reverse side (and on accompanying pages, if necessary). A separate form applies to each of your funds.

SIGN AND DATE BELOW ONLY IF YOU ARE VOTING SEPARATELY FOR EACH OF YOUR FUNDS ON EACH PROPOSAL.

Note: If you elect to vote using the Individual Proxy Cards, do not return the Consolidated Proxy Card above.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please sign and date the other side of this card. The pages referenced below indicate where the proposal can be found in the proxy statement.

THE TRUSTEES RECOMMEND A VOTE FOR ALL APPLICABLE PROPOSALS OTHER THAN PROPOSAL 5. If you have any questions, please call 1-866-451-3787. To determine which proposals are applicable to your fund, please see pages 2 to 3 in the proxy statement.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

Mark here to vote on all proposals as the Trustees recommend. (No other vote is necessary.) □

FOR
														FOR	WITHHOLD	ALL
1.	Electing Trustees (see p.4) (*To withhold voting for an individual nominee(s), please mark the “FOR ALL EXCEPT” box and cross out the Trustee name(s) below.):													ALL	ALL	EXCEPT*
01	R. Akhoury	03	C.B. Curtis	05	M.R. Drucker	07	P.L. Joskow	09	K.R. Leibler	11	G. Putnam, III	13	W.T. Stephens	□	□	□
02	J.A. Baxter	04	R.J. Darretta	06	J.A. Hill	08	E.T. Kennan	10	R.E. Patterson	12	R.L. Reynolds	14	R.B. Worley
Funds subject to Proposal 2: All funds except for funds subject to Proposals 2.A., 2.B. and 2.C. (see below), Putnam RetirementReady Funds and Putnam Money Market														FOR	AGAINST	ABSTAIN
Liquidity Fund.
2.	Approving a proposed new management contract for your fund (see p.12):													□	□	□
Funds subject to Proposals 2.A., 2.B. and 2.C.: Putnam Asia Pacific Equity Fund, Putnam Emerging Markets Equity Fund, Putnam Europe Equity Fund, Putnam Global Equity
Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income
Fund, Putnam International New Opportunities Fund, Putnam New Opportunities Fund, Putnam Small Cap Growth Fund, Putnam Vista Fund, Putnam Voyager Fund.
2.A. Approving a proposed new management contract for your fund: With both Fund Family breakpoints and performance fees (see p.12):														□	□	□

2.B. Approving a proposed new management contract for your fund: With Fund Family breakpoints only (see p.12):														□	□	□

2.C. Approving a proposed new management contract for your fund: With performance fees only (see p.12):														□	□	□
3.	Approving an amendment to your fund’s fundamental investment restriction (see p.20) with respect to:
	3.A.	Investments in commodities												□	□	□

	3.B.	Diversification of investments												□	□	□

	3.C.	The acquisition of voting securities												□	□	□

	3.D.	Borrowing												□	□	□

	3.E.	Making loans												□	□	□
4.	Approving an amendment to your fund’s agreement and declaration of trust (see p.25) with respect to:
	4.A.	The duration of the trust												□	□	□

	4.B.	Redemption at the option of the trust												□	□	□
5.	THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 5.Shareholders request that the Board institute procedures to prevent holding
	investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most													□	□	□
egregious violations of human rights (see p.26).

INDIVIDUAL PROXY CARDS
NOTE: If you elect to vote using the Individual Proxy Cards, do not return the Consolidated Proxy Card above.

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND

THE TRUSTEES RECOMMEND A VOTE FOR ALL APPLICABLE PROPOSALS OTHER THAN PROPOSAL 5.

To determine which proposals are applicable to your fund, please see pages 2 to 3 in the proxy statement.

1.	Electing Trustees (*To withhold voting for an individual nominee(s), please								FOR	WITHHOLD	FOR ALL
	mark the “FOR ALL EXCEPT” box and cross out the Trustee name(s) below.):								ALL	ALL	EXCEPT*
	01	R. Akhoury	05	M.R. Drucker	09	K.R. Leibler	12	R.L. Reynolds	□	□	□
	02	J.A. Baxter	06	J.A. Hill	10	R.E. Patterson	13	W.T. Stephens
	03	C.B. Curtis	07	P.L. Joskow	11	G. Putnam, III	14	R.B. Worley
	04	R.J. Darretta	08	E.T. Kennan					FOR	AGAINST	ABSTAIN
2.	Approving a proposed new management contract for your fund:								□	□	□
2.A.	Approving a proposed new management contract for your fund: With both								□	□	□
Fund Family breakpoints and performance fees
2.B.	Approving a proposed new management contract for your fund: With Fund								□	□	□
Family breakpoints only
2.C.	Approving a proposed new management contract for your fund: With								□	□	□
performance fees only
3.	Approving an amendment to your fund’s fundamental investment restriction with respect to:
3.A.	Investments in commodities								□	□	□
3.B.	Diversification of investments								□	□	□
3.C.	Acquisition of voting securities								□	□	□
3.D.	Borrowing								□	□	□
3.E.	Making loans								□	□	□
4.	Approving an amendment to your fund’s agreement and declaration of trust with respect to:
4.A.	Duration of the trust								□	□	□
4.B.	Redemption at the option of the trust								□	□	□
5.	Shareholders request that the Board institute procedures to prevent holding								□	□	□
investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

PUTNAM GLOBAL UTILITIES FUND

THE TRUSTEES RECOMMEND A VOTE FOR ALL APPLICABLE PROPOSALS OTHER THAN PROPOSAL 5.

To determine which proposals are applicable to your fund, please see pages 2 to 3 in the proxy statement.

1.	Electing Trustees (*To withhold voting for an individual nominee(s), please								FOR	WITHHOLD	FOR ALL
	mark the “FOR ALL EXCEPT” box and cross out the Trustee name(s) below.):								ALL	ALL	EXCEPT*
	01	R. Akhoury	05	M.R. Drucker	09	K.R. Leibler	12	R.L. Reynolds	□	□	□
	02	J.A. Baxter	06	J.A. Hill	10	R.E. Patterson	13	W.T. Stephens
	03	C.B. Curtis	07	P.L. Joskow	11	G. Putnam, III	14	R.B. Worley
	04	R.J. Darretta	08	E.T. Kennan					FOR	AGAINST	ABSTAIN
2.	Approving a proposed new management contract for your fund:								□	□	□
2.A.	Approving a proposed new management contract for your fund: With both								□	□	□
Fund Family breakpoints and performance fees
2.B.	Approving a proposed new management contract for your fund: With Fund								□	□	□
Family breakpoints only
2.C.	Approving a proposed new management contract for your fund: With								□	□	□
performance fees only
3.	Approving an amendment to your fund’s fundamental investment restriction with respect to:
3.A.	Investments in commodities								□	□	□
3.B.	Diversification of investments								□	□	□
3.C.	Acquisition of voting securities								□	□	□
3.D.	Borrowing								□	□	□
3.E.	Making loans								□	□	□
4.	Approving an amendment to your fund’s agreement and declaration of trust with respect to:
4.A.	Duration of the trust								□	□	□
4.B.	Redemption at the option of the trust								□	□	□
5.	Shareholders request that the Board institute procedures to prevent holding								□	□	□
investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Put 09 IND - DH

(FUND NAME PRINTS HERE)
(FUND NAME PRINTS HERE)

Three ways to vote:

 Vote online: proxyweb.com/Putnam
There is no need for you to return your proxy card.

  Vote by phone: 1-888-221-0697
There is no need for you to return your proxy card.

Vote by mail: Check the appropriate boxes
on the reverse side. Sign and date the proxy card.
Return the proxy card in the envelope provided.

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson to be your proxies. This appointment applies to each of them separately and enables them to appoint substitutes as needed. You are empowering them to vote all your shares on your behalf at the meeting of the shareholders of the referenced fund to be held on November 19, 2009, at 11:00 a.m., Boston time. This authority extends to any adjournments of the meeting. Your proxy is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign the proxy card, or do not vote on a specific proposal, your shares will automatically be voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournments of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 19, 2009.
The proxy statement for this meeting is available at https://www.proxyweb.com/Putnam.

Please sign and date the other side of this card.	The pages referenced below indicate where the proposal can be found in the proxy statement.

THE TRUSTEES RECOMMEND A VOTE FOR ALL APPLICABLE PROPOSALS OTHER THAN PROPOSAL 5. If you have any questions on these proposals, please call 1-866-451-3787.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [x]

  Put 09 - DH

														FOR	WITHHOLD	FOR ALL
Mark here to vote on all proposals as the Trustees recommend. (No other vote is necessary.) □														ALL	ALL	EXCEPT*
1.	Electing Trustees (see p.4):													□	□	□
01	R. Akhoury	03	C.B. Curtis	05	M.R. Drucker	07	P.L. Joskow	09	K.R. Leibler	11	G. Putnam, III	13	W.T. Stephens
02	J.A. Baxter	04	R.J. Darretta	06	J.A. Hill	08	E.T. Kennan	10	R.E. Patterson	12	R.L. Reynolds	14	R.B. Worley
* To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line below.
														FOR	AGAINST	ABSTAIN

2.	Approving a proposed new management contract for your fund (see p.12):													□	□	□
2.A. Approving a proposed new management contract for your fund: With both Fund Family breakpoints and performance fees (see p.12):														□	□	□
2.B. Approving a proposed new management contract for your fund: With Fund Family breakpoints only (see p.12):														□	□	□
2.C. Approving a proposed new management contract for your fund: With performance fees only (see p.12):														□	□	□
3.	Approving an amendment to your fund’s fundamental investment restriction (see p.20) with respect to:
	3.A.	Investments in commodities												□	□	□
	3.B.	Diversification of investments												□	□	□
	3.C.	The acquisition of voting securities												□	□	□
	3.D.	Borrowing												□	□	□
	3.E.	Making loans												□	□	□
4.	Approving an amendment to your fund’s agreement and declaration of trust (see p.25) with respect to:
	4.A.	The duration of the trust												□	□	□
	4.B.	Redemption at the option of the trust												□	□	□
5.	THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 5. Shareholders request that the Board institute procedures to prevent holding
	investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most													□	□	□
egregious violations of human rights (see p.26).

Put 09 - DH